As filed with the Securities and Exchange Commission on April 23, 2013.

File No. 333-49457

File No. 811-09020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 17

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 26

C.M. Life Variable Life Separate Account I

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard

Enfield, CT 06082-1981

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, MA 01111-0001

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2013 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on                      pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐ this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Universal Life (VUL)

Issued by C.M. Life Insurance Company

C.M. Life Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (the policy) issued by C.M. Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured. In some states the coverage may be issued by certificate under a group contract.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, C.M. Life Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. This policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other insurance you own.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2013. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office” at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(Fax) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE:  May 1, 2013

C.M. Life Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the guaranteed principal account.

We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (massmutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact the MassMutual Customer Service Center to request copies.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Diversified Dividend Fund (Series I)

Invesco V.I. Global Health Care Fund (Series I)

Invesco V.I. Technology Fund (Series I)

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

American Century VP Value Fund (Class I)

American Funds Insurance Series®

American Funds Insurance Series® Asset Allocation Fund (Class 2)

American Funds Insurance Series® Growth-Income Fund (Class 2)

DWS Investments VIT Funds

DWS Small Cap Index VIP (Class A)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs Strategic Growth Fund (Institutional)

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

Janus Aspen Forty Portfolio (Institutional)

Janus Aspen Global Research Portfolio (Institutional)1

MFS® Variable Insurance Trust

MFS® Investors Trust Series (Initial Class)

MFS® New Discovery Series (Initial Class)

MML Series Investment Fund

MML Blue Chip Growth Fund (Initial Class)

MML Equity Index Fund (Class II)

MML Managed Volatility Fund (Initial Class)2

MML Small Cap Growth Equity Fund (Initial Class)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Inflation-Protected and Income Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Money Market Fund (Initial Class)

MML Small Cap Equity Fund (Initial Class)3

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Core Bond Fund/VA (Non-Service)

Oppenheimer Global Fund/VA (Non-Service)4

Oppenheimer Global Strategic Income Fund/VA (Non-Service)

Oppenheimer Main Street Fund®/VA (Non-Service)

Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)5

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

1	Formerly known as Janus Aspen Worldwide Portfolio.

2	Formerly known as MML Large Cap Value Fund.

3	Formerly known as MML Small/Mid Cap Equity Fund.

4	Formerly known as Oppenheimer Global Securities Fund/VA.

5	Formerly known as Oppenheimer Small- & Mid-Cap Growth Fund/VA.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	23
Administrative Office	1
attained age	10
division	5, 18
expense premium	7
face amount	12
free look	5, 12
general investment account	18
good order	10
grace period	25
guarantee period	24
guarantee premium	24
in force	5, 11
initial face amount	12
insurance risk	9
issue date	16
modified endowment contract (MEC)	6, 45
monthly charge date	41
net investment experience	23
net premium	15
net surrender value	30
planned premium	13
policy date	16
policy debt	24
policy debt limit	32
register date	16
safety test	24
valuation date	11
7-pay test	46

Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.
Choice of Death Benefit Options

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1. Level Option: The current face amount.

2. Return of Account Value Option: The current face amount plus the account value of the policy.

3. Return of Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

Right to Return the Policy	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund (free look).
Variable Investment Choices	The policy offers a choice of over 30 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also allocate net premiums to the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA.
Flexibility

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

•   choose the timing, amount and frequency of premium payments;

•   change the death benefit option;

•   increase or decrease the policy’s face amount (higher face amount can result in higher charges);

•   change the owner or beneficiary;

•   change your investment selections.

Transfers	Generally, you may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the “Risks of the Policy” table and Policy Transactions sections of the prospectus. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
Surrenders and Withdrawals	You may surrender your policy and we will pay you its net surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.
Loans	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.
Safety Test	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments. Even if the safety test is met, this policy will terminate if policy debt exceeds the account value.
Assignability	You may generally assign the policy as collateral for a loan or other obligation.
Tax Benefits	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
Additional Benefits	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

Risks of the Policy

Investment Risks	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions. It is possible you could lose your entire investment.
Suitability	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
Early Surrender	If you surrender your policy, you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
Withdrawals	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
Termination	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges and the safety test is not met, or if total policy debt exceeds the net surrender value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
Limitations on Access to Cash Value

•   Withdrawals were not available during the first policy year.

•   A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

•   We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

•   The minimum withdrawal is $100, including the withdrawal fee, which is the lesser of $25 or 2% of the amount withdrawn.

•   The maximum withdrawal is 75% of the net surrender value.

•   The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

Limitations on Transfers

•   Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of your account value in the guaranteed principal account (less any policy debt).

•   We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy or we are required to reject or restrict by the applicable fund.

Impact of Loans	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. Taking a loan will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
Adverse Tax Consequences

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59½ are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

Additional Risks	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
Policy Charge Increase	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force.

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section of this prospectus.

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge[1]	When you pay premium.	All Coverage Years 5% of each premium payment up to and including the expense premium; 3% of any premium payment in excess of the expense premium.	All Coverage Years 7.5% of each premium payment up to and including the expense premium; 5% of any premium payment in excess of the expense premium.
Surrender Charges[2,3,4] Surrender charges generally apply for the first 14 years of a segment’s coverage.	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year Current Range of Rates per $1000 of Face Amount • $3.44 – $46.29	same as current
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,3,4,5]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year • $11.83 per $1000 of Face Amount	First Coverage Year • $11.83 per $1000 of Face Amount

Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	The Lesser of: $25 per withdrawal or 2% of the amount withdrawn	The Lesser of: $25 per withdrawal or 2% of the amount withdrawn
Accelerated Death Benefit Rider[6]	When you elect an accelerated death benefit payment.	$100 – $250	$250

1	The expense premium referenced in the table is used to determine premium expense charges. For the initial face amount, the expense premium is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the expense premium is based on the age, gender, and risk classification of the insured on the effective date of the increase. The expense premium is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of expense premiums are shown in the following table. An example of how the expense premium is used to determine your premium expense charge is located in the “Charges and Deductions” section, under Deductions from Premiums.

Per $1000 of Face Amount, Non-Tobacco Risk Class
Age	Male	Female
25	$5.73	$5.05
35	$8.45	$7.38
55	$21.19	$17.41
85	$98.28	$83.99

2	For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and year of coverage. For each increase in the face amount, the rates are based on the age, gender, risk classification of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.

3	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.

4	Surrender charges generally apply for the first 14 years of a segment’s coverage. They decrease each year and, in any year, will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	8	0.50
2	0.93	9	0.43
3	0.86	10	0.36
4	0.79	11	0.29
5	0.71	12	0.21
6	0.64	13	0.14
7	0.57	14	0.07

5	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

6	The fee we deduct may vary by state, but will not exceed $250.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Insurance Charge[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.03 – $25.01		• $83.33 per $1000 of Insurance Risk
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,2]	Monthly, on the policy’s monthly charge date.	• $0.10 per $1000 of Insurance Risk		• $0.14 per $1000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current range of Rates • $0.01 – $ 83.33 per $1000 of Insurance Risk • $0.08 – $83.33 per $1000 of Face Amount		• $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount
Administrative Charge	Monthly, on the policy’s monthly charge date.	All Policy Years • $6 per policy		All Policy Years • $12 per policy
Mortality & Expense Risk Charge	Daily.	Annual Rate • 0.55% of the policy’s average daily net assets in the Separate Account		Annual Rate • 0.90% of the policy’s average daily net assets in the Separate Account
Face Amount Charge[3]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Face Amount.		same as current
		Coverage Year 1-5 6+	Rate $0.09 – $0.17 $0.00
Face amount charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,3]	Monthly, on the policy’s monthly charge date.	• $0.13 per $1000 of Face Amount		• $0.13 per $1000 of Face Amount
Loan Interest Rate Expense Charge[4]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Policy Year 1-15 16+	Rate 0.90% 0.50%	All Policy Years 2.0% of loaned amount
of loaned amount

Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Disability Benefit[5,6]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 – $0.26 Current Range of Rates per $100 of Specified Benefit Amount • $0.00 – $0.32	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,5],6	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount
Guaranteed Insurability[6] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Option Amount • $0.03 – $0.11	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,6]	Monthly, on the policy’s monthly charge date.	• $0.11 per $1000 of Option Amount	• $0.11 per $1000 of Option Amount
Other Insured[1] This Rider is no longer issued. • When issued on the base insured • When issued on another insured	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk • $0.03 – $22.51 • $0.03 – $25.01	• $83.33 per $1000 of Rider Insurance Risk

Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a rider face amount of $500,000. [1,2]

• Issued on the base insured

• Issued on another insured

	Monthly, on the policy’s monthly charge date.	• $0.09 per $1000 of Rider Insurance Risk • $0.10 per $1000 of Rider Insurance Risk	• $0.14 per $1000 of Rider Insurance Risk
Waiver of Monthly Charges[5,6]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 – $0.26	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a rider face amount of $500,000,[2,5,6]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction	• $0.06 per $1 of Monthly Deduction
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current range of Rates • $0.01 – $83.33 per $1000 of Face Amount	• $83.33 per $1000 of Face Amount

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account (unless the Directed Monthly Deduction Program is in effect). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.

The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.

2	The rates shown for the “representative insured” are first year rates only.

3	The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The rates will vary by the issue age of the insured for the initial face amount and, for increases, by the insured’s attained age on the effective date of the increase. Once set, however, the charge per $1000 of face amount remains constant during each segment’s first five coverage years, and then, in coverage years six and beyond, it is zero. The range of face amount rates reflected for coverage years 1-5 simply accounts for the range of issue ages for all potential insureds.

4	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

5	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.

6	The rates vary by the insured’s gender and age.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2012 (before any waivers or reimbursements).1 More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.34%	1.16%

1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information.

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, and mutual funds to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

General Overview

The policy is a life insurance contract between you (the owner) and C.M. Life. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the insured reaches attained age 85. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.) This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. We can only act upon your request if we receive it in “good order.” “Good order” means that all the documents and forms necessary to process a request are complete and received by us at the location designated by us for the particular transaction (e.g., our Administrative Office; bank lockboxes; our secure website). Contact our Administrative Office to learn what information we require for your request to be in good order. Generally, your request must include the information, documentation, instructions, and/or authorization we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the close of the NYSE is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. See “When We Pay Death Benefit Proceeds” and “Other Policy Rights and Limitations”. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage while the policy is “in force.” “In force” means that the policy has not terminated. Unless required by state law, this policy does not mature or provide an endowment in a specific policy year as some traditional life insurance policies do. If your policy contains a maturity provision, it will mature on the date shown on the schedule page of your life insurance policy. Any cash surrender value the policy has on the maturity date will be paid to the owner. Refer to your life insurance policy to determine if your policy matures.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or life settlement, typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to the subsection “Sales to Third Parties” under the “Federal Income Tax Considerations” section of this prospectus for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was age 86 or older. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary to receive any death benefit in the application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum initial face amount of a policy was, and is $50,000. The owner selected, within our limits, the policy’s face amount. The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial face amount is the face amount that was in effect on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

Policies generally were issued with values that vary based on the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose values do not vary by the gender of the insured. Policies issued in Montana are unisex and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to Return the Policy

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (free look) within 10 calendar days after you received it. If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue, however, the following information will give you a general understanding of our refund procedures if you cancel your policy.

In most states we refunded the policy’s account value less any policy debt. In these states, if your premium was received in good order, it was allocated to your investment choices on the day after the policy’s issue date.

In certain other states we refunded the premium paid less withdrawals and debt. In those states your premium payment was held in the MML Money Market division of the separate account during the free look period.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the policy or contract surrendered, and there may be a new surrender charge for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different. A new policy will also have a new contestability period, which generally provides that the insurance company cannot void the contract after it has been in force for two years because of misrepresentation or concealment by the insured in obtaining the policy.

You should also note that once you have replaced your life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new life insurance policy or annuity contract during the “free look” period.

If you purchase the policy described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial premium payment from the other company for a substantial period of time after we receive your signed application.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges,
•	premium frequency,
•	the death benefit option, and
•	whether or not any riders apply to the policy.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial face amount and death benefit option,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, you may submit your request to our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June, you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill on the following policy anniversary date (January 2). If you choose not to make a premium payment between July and January 2, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled “Policy Termination and Reinstatement.”

Subsequent Premium Payments

If mailing a subsequent premium payment, you must send it to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

If you or the premium payer receives a single bill for multiple insurance policies, subsequent premium payments must be sent to:

Regular Mail:

MassMutual Financial Group

APM Payment Processing Center

PO Box 92485

Chicago, IL 60675-2485

Overnight Mail:

MassMutual Financial Group

350 North Orleans Street

Receipt & Dispatch 8th Floor

Suite 2485

Chicago, IL 60654-2485

For all other policies, subsequent premium payments must be sent to the appropriate address:

Regular Mail:

MassMutual Financial Group

PO Box 92483

Chicago, IL 60675-2483

Overnight Mail:

MassMutual Financial Group

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

Electronic Premium Payments

You may also initiate single or recurring premium payments for your in force policy through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account.

Requests to initiate electronic payments are effective on the valuation date that you submit the request in good order. If you wish to cancel an electronic payment, you must call the MassMutual Customer Service Center at 1-800-272-2216 before the end of the valuation date (generally 4:00 p.m. ET).

If a bank draft is dishonored by your bank after we have applied the payment to your policy, the transaction will be deemed void and your payment will be reversed. In addition, if you have established recurring electronic payments and we are unable to obtain payment from your bank account, we will discontinue the recurring payments. You may re-establish recurring electronic payments through our website.

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call the MassMutual Customer Service Center at 1-800-272-2216.

Premium Payment Plan

For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see “Policy Termination and Reinstatement” for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office at least 10 business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If you do not specify a date, we will select a date and provide notice 10 days in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premium Flexibility

After you paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments.

We reserve the right to return any premium payment under $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a Modified Endowment Contract (MEC). We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the policy owner to allow MEC status. For more information on MECs, see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:

•	If we receive a subsequent premium that will cause the policy to become a MEC, we will apply to your policy the portion of the payment that will not cause the policy to become a MEC, and we will refund the balance to the premium payer except under the circumstances described below. The portion of the payment that is credited to the policy will be credited as of the valuation date the payment was determined to be in good order.
•	If the policy anniversary is within 14 calendar days of the date the premium is received, and applying the entire payment on the policy anniversary will not cause the policy to become a MEC, we will hold the payment without interest until the policy anniversary and credit the entire payment as of the policy anniversary date. If the anniversary date is not a valuation date, the payment will be credited as of the next valuation date following the policy anniversary.
•	We will notify the policy owner of any premium that is held or refunded in order to prevent the policy from becoming a MEC. You also may contact us to provide different instructions regarding how to apply your premium payment.

The procedures above may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your policy anniversary. For more information, please refer to the “Modified Endowment Contracts” section under “Federal Income Tax Considerations.”

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you chose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

a.	an amount equal to $100 plus double the annual expense premium for the policy;
b.	the amount of premium paid in the preceding policy year; or
c.	the highest premium payment amount that would not increase the insurance risk.

If you chose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

a.	the maximum premium for the Cash Value Accumulation Test; or
b.	the Guideline Premium Test amount that will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

Certain policy changes (including but not limited to a change in face amount, a change in risk classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission or through our website, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect. If you paid a premium with your application and requested a policy date earlier than the date we received your payment, interest did not accrue on your policy prior to the policy’s issue date.

The “register date” is the first date premiums were allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also have been a valuation date.

Allocation of Initial and Subsequent Net Premiums

We allocated any net premiums received on or before the issue date of the policy to our general investment account. We did not pay you interest on these amounts or credit any interest to your policy.

These amounts were allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

If your state of issue requires us to refund the policy’s account value, less any withdrawals and any policy debt, the register date was the valuation date that was on, or next followed, the later of:

a.	the day after the issue date of the policy, or
b.	the day we received the first premium payment in good order.

If your state of issue requires us to refund either your full premium, or the premium you paid less withdrawals and less debt:

1.	The register date is the valuation date that was on, or next followed, the later of:
a.	the day after the end of the right to return period; or
b.	the day we received the first premium in good order.
2.	We allocated existing values, held as of the policy’s issue date, to the Money Market division on the first valuation date after the issue date. (The existing values at that time would have been any money taken with the application for the policy less any applicable charges); and
3.	We allocated any net premiums received after the issue date, but before the register date, to the Money Market division.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the end of a valuation date, we will apply the payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities laws and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the C.M. Life Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on February 2, 1995, according to the laws of the State of Connecticut. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

C.M. Life has claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account and, therefore, is not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL policies. Currently, the VUL segment is divided into over 30 divisions, subject to state availability. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Underlying Funds

We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, Statement of Additional Information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (massmutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact the MassMutual Customer Service Center to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML Money Market Fund[1] (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Core Bond Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	American Funds Insurance Series® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large-Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.
	T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Large-Cap Blend
	American Funds Insurance Series® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Diversified Dividend Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MFS® Investors Trust Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large-Cap Growth
	Goldman Sachs Strategic Growth Fund (Institutional)	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A
	Janus Aspen Forty Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Small/Mid-Cap Value
	American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A
Small/Mid-Cap Blend
	DWS Small Cap Index VIP (Class A)	Adviser: Deutsche Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.
	MML Small Cap Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid-Cap Growth
	MFS® New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company and Wellington Management Company, LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
International/Global
	Janus Aspen Global Research Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A
Specialty
	Invesco V.I. Global Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Managed Volatility Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Gateway Investment Advisers, LLC

1	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.

Addition, Removal, Closure, or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Funds

We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy. In some cases, the compensation we receive may be offset by payments we make to fund company advisors or their affiliates for marketing support. Currently, we have one such agreement.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the funds’ expenses because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Customer Service Center at the number shown on page 1 of this prospectus.

Compensation In General

The compensation that we receive may be significant and we may profit from this compensation. Additionally, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We review the funds periodically and may remove a fund, or limit its availability to new premiums and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria; and/or if the fund has not attracted significant allocations from policy owners. We have included certain funds at least in part because they are managed by us or an affiliate.

The Guaranteed Principal Account

Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Assets of our general investment account may be used to pay any of our liabilities.

The assets in the Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

a. 3%, or

b. the policy loan rate less the maximum loan interest rate expense charge.

For more information about our general investment account, refer to the “Our Ability to Make Payments Under the Policy” section.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value”. The account value has two components:

1.	the variable account value, and
2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	loans deducted from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is applied to the divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.

Policy Termination and Reinstatement

This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments (for example, if the investment experience of the underlying funds has been unfavorable, your net surrender value may decrease even if you make periodic premium payments). Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough account value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

•	its account value on a monthly charge date cannot cover the charges due; and
•	the safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	the policy debt (which includes accrued interest) exceeds the account value, less surrender charges and less any monthly charges due.

We refer to all outstanding loans plus accrued interest as “policy debt”.

In this situation, your account value equal to any policy debt and any applicable surrender charges will be forfeited.

Safety Test

The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. The safety test can be met only during the guarantee period(s) stated in the policy. Even if the safety test is met, this policy will terminate if policy debt exceeds the account value.

Each guarantee period has an associated monthly guarantee premium. The amount of the “guarantee premium” depends on:

•	the insured’s issue age,
•	the insured’s gender,
•	the insured’s risk classification,
•	the current face amount, and
•	the death benefit option in effect at the time.

A face amount increase or the addition of any riders may increase the amount of guarantee premium. Likewise, a face amount decrease or the removal of any riders may decrease the amount of guarantee premium.

For each guarantee period, the safety test is met if:

(A)	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

equals or exceeds,

(B)	The total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the policy has two “guarantee periods”:

•	The first guarantee period is the first 20 policy years or, if less, to attained age 90 of the insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)
•	The second guarantee period is to attained age 100 of the insured.

Both guarantee periods begin on your policy date. Guarantee periods may vary by state.

Example:

Assume your policy is in the first guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

If there is no policy debt, the amount of premium needed to avoid termination will be the lesser of:

a.	the amount needed to satisfy the safety test, or
b.	the amount needed to cover the monthly charges due.

If there is policy debt, the amount of premium needed to avoid termination will be the amount needed to increase the net surrender value to an amount sufficient to cover the monthly charges.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the amount of premium needed to avoid termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid termination.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that the insured is still insurable;
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy After You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.

We do not reinstate policy debt.

Upon reinstatement, the safety test will apply.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force, you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.

All transaction requests must be submitted in good order to our Administrative Office. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We reserve the right to suspend telephone, website, and/or fax privileges at any time.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone or through our website, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the guaranteed principal account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years;

then you may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) is an automated transfer program that provides scheduled transfers of a set amount from a selected division to any other division(s) or the GPA.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1,000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. The minimum transfer amount for the DCA program is $100. However, account value held in the GPA cannot be transferred out of the GPA through the DCA program.

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the Dollar Cost Averaging program.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that allows you to rebalance your portfolio on a pre-determined schedule that you set. The GPA is not included in the Portfolio Rebalancing Program.

Over time, varying investment performance among the divisions may cause the ratios of your account value in those selected divisions to change. The Portfolio Rebalancing Program allows you to choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among all the divisions you select so that the account values in the selected divisions match the ratios you set.

In order for Portfolio Rebalancing to occur, the account value in at least one of the selected funds must vary from your chosen ratio by at least $25.00. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing request form and send it to us for processing. You can also elect Portfolio Rebalancing by telephone or through our website, subject to certain restrictions. Portfolio Rebalancing requests received in good order at our Administrative Office will generally be processed within 5 business days of receipt.

You may not elect the automated Portfolio Rebalancing Program while Dollar Cost averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing Program. We may at any time modify, suspend, or terminate the Portfolio Rebalancing Program without prior notification. Portfolio rebalancing will not assure you of a profit and will not protect you against loss in declining markets.

If you prefer a one-time portfolio rebalance instead of the automated Portfolio Rebalancing Program, you may complete our administrative form and send it to us for processing. You can also elect Unscheduled Portfolio Rebalancing by telephone or through our website, subject to certain restrictions. Unscheduled Portfolio Rebalancing transactions are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your Unscheduled Portfolio Rebalancing request will be effective as of the next valuation date.

Example:

Assume that your initial net premium payment is split among 4 divisions: MML Managed Bond, MML Blend, MML Equity and Oppenheimer Main Street.

Further assume that you have also completed a Portfolio Rebalancing form indicating that you want the values in the divisions rebalanced quarterly as follows:

•   60% in MML Managed Bond and

•   40% in Oppenheimer Main Street.

Over the next 2 1⁄2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected divisions in your Portfolio Rebalancing Program.

On the first day of the next quarter, we will sell all units in the MML Blend and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Oppenheimer Main Street (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Oppenheimer Main Street division to bring the ratio of the two investment choices to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee. The withdrawal fee will be 2% of the requested withdrawal amount or $25.00, whichever is less. We do not charge a surrender charge for a withdrawal.

You can make a withdrawal by sending us a written request on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount, may have adverse tax consequences and the premium limitations will change. For more information on tax implications see the “Federal Tax Considerations” section and for more information on premium limitations see the “Premium Limitations” section.

Example:

Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of $600,000 and an account value of $120,000. If you make a withdrawal of $30,000, the account value will be reduced to $90,000 and the face amount will be reduced to $570,000. The withdrawal payment will be $29,975.

If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the “Death Benefit” section.)

We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please refer to “Other Policy Rights and Limitations” for more information.

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please refer to “Other Policy Rights and Limitations” for more information.

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

If your policy contains a maturity provision, it will mature on the date shown on the schedule page of your life insurance policy. Any cash surrender value the policy has on the Maturity Date will be paid to the owner. Refer to your life insurance policy to determine if your policy matures.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserved the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is calculated as follows:

•	90% of:
a.	the policy’s current account value, minus
b.	any current applicable surrender charge,
•	less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

You may take a loan by completing a loan request form and sending it to our Administrative Office. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the investment divisions and/or the guaranteed principal account, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please refer to the “Loan Interest Charged” section below for more information.

Payment of Proceeds

Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. Please refer to “Other Policy Rights and Limitations” for more information.

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

a.	3%, or
b.	the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest rate earned on any outstanding loan is applied to the divisions of the Separate Account according to the values in them at that time. If you have no value in the separate account at that time, then the interest earned on any outstanding loan remains in the GPA.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 5% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

a.	the published monthly average for the calendar month ending two months before the policy year begins; or
b.	4%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values because we reduce the death benefit and net surrender value by the amount of the policy debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s net surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your net surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and net surrender value that might otherwise be payable.

Whenever you reach your “policy debt limit,” your policy is at risk of terminating, even if the safety test is met. Your policy debt limit is reached when total policy debt exceeds the account value less surrender charges. If this happens, we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please refer to the “Federal Income Tax Considerations” section for more information.

Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account. However, your ability to transfer funds from the GPA is limited to one each policy year and, generally, you cannot transfer more than 25% of the policy’s guaranteed principal account value, excluding any policy debt, at the time of the transfer.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received in good order. If we receive your loan repayment in good order on a non-valuation date or after the end of a valuation date, your loan repayment is effective as of the next valuation date.

You may initiate single or recurring loan repayments through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. In addition, loan repayments may be mailed to the same address used for subsequent premium payments. Refer to the “Subsequent Premium Payments” and “Electronic Premium Payments” sections for more information.

Any loan repayment you make within 30 days prior to the policy anniversary date will be used to first pay policy loan interest due. For any other loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until you have repaid all loan amounts originally deducted from that account. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions in effect at that time. Any loan repayment that is in excess of the outstanding loan will be applied as a premium and allocated according to your current premium allocation instructions after deduction of the premium expense charge.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

The minimum death benefit for your policy is based on your policy’s account value as described below.

While the policy is in force, you may make changes to the death benefit option and face amount. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before such transaction requests can be processed.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You chose the test when you applied for the policy. You cannot change your choice of test after the policy is issued. (Appendix A contains examples of the minimum death benefit impact on the death benefit.)

Cash Value Accumulation Test

Under this test, the minimum death benefit on any date is equal to the account value on that date multiplied by the death benefit factor for the insured’s attained age on that date. The death benefit factor depends on the insured’s:

•	gender,
•	attained age, and
•	risk classification.

Guideline Premium Test

Under this test, the minimum death benefit on any date is equal to the account value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the attained age of the insured.

The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test depended on how you intended to pay premiums. In general, if you intended to pay premiums only in the early policy years, the Cash Value Accumulation Test might have been appropriate. If you intended to pay level premiums over a long period of years, the Guideline Premium Test might have been more appropriate. You should have reviewed policy illustrations of both approaches with your registered representative to determine how the policy would work under each test, and which was best for you.

Death Benefit Options

When you applied for the policy, you chose one of three death benefit options. These are:

•	Option 1 – The benefit amount is the greater of:
a.	the face amount on the date of death; or

b.	the minimum death benefit on the date of death.

•	Option 2 – The benefit amount is the greater of:
a.	the face amount plus the account value on the date of death; or
b.	the minimum death benefit on the date of death.

•	Option 3 – The benefit amount is the greater of:
a.	the face amount plus the premiums paid (less any premiums refunded) to the date of death; or
b.	the minimum death benefit on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum death benefit. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable investment divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section of this prospectus provides more detailed information on how your policy’s account value is determined.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while the insured is living. However no change will be permitted beyond the insured’s attained age 85. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send a written request to our Administrative Office to change your death benefit option. We do not currently require evidence of insurability. We do, however, reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change that results in a face amount increase.

The death benefit option change will be effective on the monthly charge date that is on or precedes the date we approve the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change;
•	the premium limitations will change (for more information see the “Premium Limitations” section); and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value (or net surrender value if there is policy debt) cannot keep the policy in force with the requested change in face amount, a premium payment may be required.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, the premium limitations will change (see the “Premium Limitations” section for more information), and your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section of this prospectus; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Face Amount

To increase the policy face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.

An increase in face amount may not be:

a.	less than $15,000, or
b.	made after the anniversary of your policy’s issue date nearest the insured’s 85th birthday.

If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.

Additional insurance charges and face amount charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 14 years of each segment of coverage.

Any increase elected under any insurability protection type of rider will be effective as directed in the rider. Any other face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Decreases in Face Amount

You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in the “Charges and Deductions” section under Surrender Charges for Decreases in Face Amount.

A decrease will reduce the face amount in the following order:

(1)	the face amount of the most recent increase, then
(2)	the face amounts of the next most recent increases successively; and last
(2)	the initial face amount.

You may not decrease the face amount if the decrease would result in a face amount of less than the minimum face amount ($50,000).

Face amount decreases will be effective on the monthly charge date that is on, or precedes the date we receive (at our Administrative Office) your written request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of any applicable partial surrender charge. The remaining surrender charge will be reduced by the amount of the partial surrender charge assessed when the face amount is decreased. If the policy’s account value (or cash surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a face amount increase, except for failure to pay premiums.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive this additional information, payment could be delayed.

We can also delay payment of the death benefit during periods when:

•	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners;

and if

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the Guaranteed Principal Account.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Installments of a Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.

If the Life Income, Life Income with Payments Guaranteed for Amount Applied or Joint Life Income with Reduced Payments to Survivor payment option is elected, the named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables in your policy. The election must be made at the time the income is to begin. The monthly alternate life income will be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

The minimum amount that can be applied under a payment option is $5,000 per beneficiary. If the periodic payment under any option is less than $50, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Although the Death Benefit is generally excludible from the income of the beneficiary who receives it, interest on the Death Benefit is includible in the beneficiary’s income.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•	If the death occurs within two years after reinstatement of the policy, we will refund the sum of the premium paid to reinstate and all premiums paid thereafter, less any premiums returned, and withdrawals after reinstatement and any policy debt at the time of death.
•	If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under the Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we may charge a fee when you exercise the rider.

If you choose to add a rider, you may cancel it at any time upon written request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information, see the “Premium Limitations” section. Having one or more riders that have monthly charges will increase the overall cost of your policy.

Following is a brief description of the riders that can, subject to state availability, be added to the policy; however, the Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider. For more information on these riders please refer to the Statement of Additional Information or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

If a claim is made under this rider, then we will assess a fee that is deducted from the accelerated benefit payment and will reduce the amount you receive. The fee may vary by state, but will not exceed $250. In states where this rider is available, it is included automatically with the policy.

Disability Benefit Rider

This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Guaranteed Insurability Rider – This Rider Is No Longer Issued

This rider provides the right to increase the face amount of the policy or purchase a new policy without evidence of insurability on certain options dates as defined in the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Other Insured Rider – This Rider Is No Longer Issued

This rider provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

In deciding whether to use the Other Insured Rider as part of the total coverage under your policy, you should consider a number of factors. The factors listed below compare a policy with the rider to a policy of equal total face amount, but without the rider, assuming the insured named in the rider is the same as the insured named in the base policy.

•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.
•	The policy may have lower account values in later years.
•	Decreasing the rider face amount would not incur a surrender charge.
•	The amount of premiums you may pay each policy year may be lower.
•	If your policy has the Disability Benefit Rider (discussed earlier in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

Substitute of Insured Rider

This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. There is no charge for this rider.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider

Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium up to and including the expense premium and 3% of premium over the expense premium. The maximum premium expense charge we can deduct is 7.5% of premium up to and including the expense premium, and 5% of premium over the expense premium.

Example:

Assume that you are a 35-year-old male, non-smoker and that your policy has a face amount of $200,000. The expense premium for your policy is 8.45 per $1000 of face amount or 1690 (200 x 8.45).

Now assume that you make a premium payment of $1000. Your premium expense charge is 7.5% of your premium payment up to and including the policy’s expense premium. Since your premium payment is less than the policy’s expense premium of 1690, your premium expense charge will be $75 (7.5% x $1000).

If your premium payment had been $2000, it would have exceeded the expense premium by $310 ($2000 – 1690). Consequently, your premium expense charge would have been $142.25:

•   7.5% of $1690 ($126.75) plus

•   5% of $310 ($15.50).

If you have increased the policy face amount, the expense premium used for this charge is the total of the expense premium for the initial face amount and for all increases.

Withdrawal Fee

If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. This fee is guaranteed not to increase for the duration of the policy. (We will deduct the withdrawal fee from the amount withdrawn.) This fee reimburses us for processing the withdrawal.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. (See the Policy Termination section for more information.) Generally, these charges will apply during:

•	the first 14 years of coverage, and
•	the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage the charge was based on the expense premium for that coverage. It was equal to the expense premium of the policy for standard risks, multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call the MassMutual Customer Service Center.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a pro-rata surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the pro-rata surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee may vary by state, but will not exceed $250 and is deducted from the accelerated death benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is .90% in policy years 1 through 15, and .50% in policy years 16 and beyond. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date.

The “monthly charge date” is the date on which monthly charges for the policy are due. The first monthly charge date was the policy date. Subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The current administrative charge is $6 per policy, per month. The maximum administrative charge is $12 per policy, per month.

Face Amount Charge

The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age of the insured for the initial face amount, and
•	for each increase, the insured’s age at time of the increase,

and it is multiplied by the segment face amount. This charge is assessed during the first five years of each segment of coverage.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Your policy’s actual or current insurance charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the Insurance Charge is Calculated

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2:	We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue age, gender, risk class, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Additional Mortality Fees

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider and Waiver of Monthly Charges Rider.

The current charge for the Waiver of Monthly Charges Rider is $0.01 to $0.26 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.01 to $0.26 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0 to $0.32 per $100 of specified benefit amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

The rates for the Other Insured Rider vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.03 to $25.01 per $1,000 of rider insurance risk. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 100.

The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.

The rates for the Waiver of Monthly Charges Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the guaranteed principal account, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have sufficient account value to cover the monthly charges due in your selected option on any monthly charge date, we will deduct the monthly charges pro rata from all investment options with account value. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.55% in all policy years. The maximum annual percentage is 0.90% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. See each fund’s prospectus for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (IRC) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (MEC) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59½; or
•	made because the taxpayer became disabled; or
•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

a.	the accumulated amounts paid under the contract at any time during the first seven contract years exceeds

b.	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the “7-pay test” and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies

On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

•	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);
•	The insured was an employee at any time during the 12-month period before his or her death;
•	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
•	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Generation Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with 1) proof of residency (in accordance with IRS requirements), and 2) a U.S. taxpayer identification number. If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under proposed regulations issued in 2012, this definition includes the taxable portion of an annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Taxpayers may rely on the proposed regulations for purposes of compliance with the tax until the effective date of final regulations. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Understanding Your Product

Federal securities law requires a registered representative to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We may delay payment of the net surrender values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:

•	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; and
•	the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to make certain material changes to the structure and operation of the Separate Account, including, among other things:

•	create separate accounts and new divisions of the Separate Account;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	eliminate divisions of the Separate Account;
•	close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;
•	combine the Separate Account or any divisions with one or more different separate accounts or divisions;
•	transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or division;
•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and
•	change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow other entities to use our name or part of it, but we may also withdraw this right.

We will not eliminate or combine existing divisions of the Separate Account, or substitute any funds in which the divisions invest without any necessary prior approval of the appropriate state or federal regulatory authorities, and we will notify you of any such changes. We also will notify you when we add or remove funds as investment choices under the policy. New or substitute funds may have different fees and expenses.

Distribution

The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company and the separate account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the SEC) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MML Distributors receive compensation for their actions as principal underwriters of the policies.

MassMutual also contracted with outside firms who acted as Wholesale Distributors and who may have assisted broker-dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to broker-dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as Services). Some Wholesale Distributors are also broker-dealers who were authorized on their own behalf to sell the policy. MassMutual (through MML Distributors) compensates these Wholesale Distributors for the Services.

Commissions and Allowances Paid to MMLIS and Broker-Dealers

Commissions are paid to MMLIS and all broker-dealers involved in the sale of the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers.

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesale Distributor Compensation

MassMutual pays commissions and allowances to Wholesale Distributors who were authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a broker-dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (Progressive Compensation Program). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.

The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life, and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Payments to Wholesalers

In addition to the commissions described above, we may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers who place business through Wholesalers that receive such payments and may have influenced the way that a broker-dealer or Wholesaler marketed the policy.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy. However, it is possible that an unfavorable resolution of one or more pending litigation or regulatory matters could materially affect the Company’s operating results or cash flow in a particular quarterly or annual period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for such period.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Our Ability to Make Payments Under the Policy

Our Claims Paying Ability

Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

Obligations of Our Separate Account

Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. See “Investment Choices – The Separate Account.”

Obligations of Our General Investment Account

Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act, and we have been advised that the Securities and Exchange Commission staff has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the Separate Account are included in the Statement of Additional Information (SAI). You can request an SAI by contacting the MassMutual Customer Service Center at the number or address on page 1 of this prospectus.

Appendix A

Hypothetical Examples of the Impact of the Minimum Death Benefit

Example I

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example II:

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We file the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

Investment Company Act file number: 811-09020

Securities Act file number: 333-49457

Class (Contract) Identifier: C000030137

STATEMENT OF ADDITIONAL INFORMATION

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2013

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2013, for the Variable Universal Life (VUL) policy. The VUL policy and its prospectus may be referred to in this SAI.

For a copy of the VUL prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at http://www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	10
• The Separate Account	2	18

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	2
• Incidental Benefits	3
• Benefits Available by Rider	3	37

Underwriters	5	50
• Commissions	6
• Allowances/Overrides	7
• Progressive Compensation	7

Additional Information	8
• Underwriting Procedures	8
• Increases in Face Amount	8	34

Performance Data	8

Experts	9

Financial Statements	10
• The Registrant	10
• The Depositor	10

Variable Universal Life

Statement of Additional Information

1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life, which was incorporated in Connecticut on April 25, 1980, is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, and mutual funds to individual and institutional customers. MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. C.M. Life’s home office is located at 100  Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

The Separate Account

The Company’s Board of Directors established the Separate Account (C.M. Life Variable Life Separate Account I) on February 2, 1995, as a separate investment account of C.M. Life. It was established based on the laws of the State of Connecticut. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will provide the policy owner a report showing the following policy information:

•	the account value at the beginning of the previous policy year,

•	all premiums paid since that time,

•	all additions to and deductions from the account value during the year, and

•	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Variable Universal Life

Statement of Additional Information

2

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (the “Eligible Amount”) is equal to the excess of:

•	the base policy death benefit over the account value; and

•	the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made,

Variable Universal Life

Statement of Additional Information

3

•	if the base policy terminates,

•	if the base policy matures,

•	the base policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.

Disability Benefit Rider. This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled:

•	On specific monthly charge dates, we will credit an amount to the account value equal to the specified benefit amount shown on the policy specification page for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, or the day before the insured’s attained age 65, unless total disability began before the insured’s attained age 60 in which case the waiver part of the monthly benefit will continue beyond attained age 65 while the insured remains totally disabled.

Guaranteed Insurability Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required, however, to elect an increase in the face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 46th birthday. Substitute option dates occur 91 days after the insured’s marriage, the birth of the insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born (up to a maximum of three).

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

The rider option amount is subject to a maximum limit of $100,000, or, if less, the face amount of the base policy on the effective date of an increase in the rider option amount.

The rider terminates:

•	after the last regular option date as defined in the rider,

•	following election of the last face amount increase that may be elected under the rider,

•	a decrease in the policy’s face amount,

•	if the policy is changed to another policy under which this rider is not available, or

•	if the policy terminates.

Variable Universal Life

Statement of Additional Information

4

Other Insured Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child.

While the policy insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

The rider terminates on the latest rider expiration date shown in the rider’s policy specifications for an other insured, on the expiration of the 90-day conversion period following the death of the base policy insured, at the end of the grace period for any unpaid premium under the policy, upon termination of the base policy for any other reason, if the base policy is changed to a different policy on which the rider is not available, or at conversion of the remaining rider face amount under the rider.

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, and the age of the substitute insured on the policy date is within the issue age range as specified in the rider.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk class of the substitute insured.

The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates for any other reason.

The rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the insured’s attained age 65 if the disability began when the insured was attained age 60 or older.

UNDERWRITERS

Pursuant to separate underwriting agreements with MassMutual and the separate account, MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual, serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Variable Universal Life

Statement of Additional Information

5

Both MMLIS and MML Distributors are located at 1295 State Street, Springfield, MA 01111-0001. They are registered with the Securities and Exchange Commission (the SEC) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MML Distributors receive compensation for their actions as principal underwriters of the policies.

During the past three years, MML Distributors and MMLIS were paid the compensation amounts shown below.

Year	MML Distributors	MMLIS
2012	$17,465	$260,974
2011	$814	$272,839
2010	$3,120	$299,645

The offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell the policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospec tus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and his firm. We are not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

The maximum commission percentages we pay to MMLIS registered representatives and broker-dealers (including Wholesale Distributors who are broker-dealers) are:

First Year Commission	Commission in Year 2	Commission in Years 3-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3% (5% for MMLISI registered representatives during years 3-5) of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

Variable Universal Life

Statement of Additional Information

6

We also pay a commission of 0.15% of the average monthly account value during the years after the first Policy Year.

Commissions and other allowances will be paid by MassMutual through MMLIS and MML Distributors to agents and selling brokers for selling the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers. During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MML Distributors and MMLIS as shown below.

Year	MML Distributors	MMLIS
2012	$130,380	$844,135
2011*	$140,506	$915,729
2010*	$180,851	$1,160,502
*	Commission amounts have been revised and are different than the amounts shown in the May 1, 2011 and May 1, 2010 SAIs.

Allowances/Overrides

MassMutual, through MML Distributors, pays expense allowances in connection with the sale of the policies. The maximum allowance percentage we pay to broker-dealers (who are not Wholesalers) is 92% of the first year commission.

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: 2% of premium paid up to the Target Premium in Policy Years 2-10, 1% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.

Progressive Compensation

MassMutual may pay Progressive Compensation to Wholesale Distributors for services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections in certain years. The Progressive Compensation payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.

A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor has typically produced more than $3 million in Target Premium, which may be negotiated or eliminated. The maximum Progressive Compensation paid to a Wholesale Distributor in subsequent Policy Years is as follows: 5% of Target Premium during Policy Year 2, and 9% of Target Premium during Policy Years 3-5.

The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life and universal life insurance policies as well as variable life insurance policies.

Variable Universal Life

Statement of Additional Information

7

ADDITIONAL INFORMATION

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that, (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insured have a medical examination. Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are three non-rated classes: select preferred, preferred non-tobacco, and preferred tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class.

It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 14 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

Variable Universal Life

Statement of Additional Information

8

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for VUL on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

EXPERTS

The financial statements of C.M. Life Variable Life Separate Account I (the Separate Account) as of December 31, 2012 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company (the Company) as of December 31, 2012 and 2011, and for the three-year period ended December 31, 2012, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 22, 2013 states that the Company prepared the financial statements of C.M. Life Insurance Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, (statutory accounting practices) which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

Variable Universal Life

Statement of Additional Information

9

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2012

Statements of Operations and Changes in Net Assets for the years ended December 31, 2012 and 2011

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2012 and 2011

Statutory Statements of Income for the years ended December 31, 2012, 2011, and 2010

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2012, 2011, and 2010

Statutory Statements of Cash Flows for the years ended December 31, 2012, 2011, and 2010

Notes to Statutory Financial Statements

Variable Universal Life

Statement of Additional Information

10

Report of Independent Registered Public Accounting Firm

The Board of Directors of C.M. Life Insurance Company and

Policy owners of C.M. Life Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of C.M. Life Variable Life Separate Account I (comprised of the divisions and sub-accounts listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2012, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of C.M. Life Variable Life Separate Account I as of December 31, 2012, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 4, 2013

F-1

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Strategic Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division

ASSETS
Investments
Number of shares	2,554,096	276,111	251,377	160,528	243,657	1,557,532	24	199,956	219,606	13,917	14,694

Identified cost	$16,616,732	$1,557,291	$4,026,729	$5,524,364	$2,846,988	$40,217,647	$3,348	$2,894,142	$2,407,999	$208,958	$237,575

Value	$17,623,265	$1,800,242	$4,602,708	$6,138,607	$3,303,987	$41,181,134	$3,534	$3,645,200	$3,043,734	$227,404	$308,576
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	29	666	-	4,334	-	5,005	-	408	-	-	-

Total assets	17,623,294	1,800,908	4,602,708	6,142,941	3,303,987	41,186,139	3,534	3,645,608	3,043,734	227,404	308,576

LIABILITIES
Payable to C.M. Life Insurance Company	-	-	86	-	98	-	3	-	214	37	27

NET ASSETS (For variable life insurance policies)	$17,623,294	$1,800,908	$4,602,622	$6,142,941	$3,303,889	$41,186,139	$3,531	$3,645,608	$3,043,520	$227,367	$308,549

Outstanding Units
Policyowners	13,124,638	963,559	2,451,790	3,416,246	1,893,787	21,150,105	1,283	1,469,803	2,916,750	278,625	162,737

UNIT VALUE
Executive Benefit Variable Universal Life	-	-	-	-	-	-	2.75	-	-	-	-
Survivorship Variable Universal Life	$1.52	$1.91	$1.91	$1.83	$1.85	$2.34	$-	$2.53	$1.24	$0.83	$1.93
Variable Universal Life	1.35	1.85	1.86	1.78	1.72	1.97	-	2.46	1.02	0.81	1.87
Survivorship Variable Universal Life II	1.20	1.91	1.91	1.83	1.78	1.70	-	2.53	1.06	0.83	1.93

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Blue Chip Growth Division	MML Equity Division	MML Equity Index Division	MML Inflation-Protected and Income Division

ASSETS
Investments
Number of shares	26,596	70,537	237,394	206,829	10,929	107,637	724,240	181,211	1,486,357	1,568,461	339,053

Identified cost	$359,536	$2,021,567	$7,283,915	$5,782,905	$205,479	$1,669,757	$11,687,667	$1,899,648	$32,491,039	$23,489,739	$3,847,919

Value	$448,673	$2,004,671	$9,721,298	$6,357,909	$250,599	$1,692,060	$13,996,145	$2,446,350	$31,319,611	$28,122,496	$4,021,166
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	942	276	-	-	-	42	-	-	8,845

Total assets	448,673	2,004,671	9,722,240	6,358,185	250,599	1,692,060	13,996,145	2,446,392	31,319,611	28,122,496	4,030,011

LIABILITIES
Payable to C.M. Life Insurance Company	32	43	-	-	26	67	4,811	-	5,909	3,388	-

NET ASSETS (For variable life insurance policies)	$448,641	$2,004,628	$9,722,240	$6,358,185	$250,573	$1,691,993	$13,991,334	$2,446,392	$31,313,702	$28,119,108	$4,030,011

Outstanding Units
Policy owners	537,408	1,019,773	8,055,535	8,878,669	135,592	715,521	8,892,823	3,259,913	25,800,923	21,637,436	2,390,111

UNIT VALUE
Executive Benefit Variable Universal Life	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	$0.86	$2.00	$-	$-	$1.89	$2.40	$1.66	$1.02	$1.28	$1.51	$1.72
Variable Universal Life	0.83	1.94	1.19	0.71	1.84	2.34	1.55	0.73	1.20	1.32	1.67
Survivorship Variable Universal Life II	0.86	2.00	1.24	0.74	1.89	2.40	1.60	0.76	1.28	1.16	1.72

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division

ASSETS
Investments
Number of shares	226,644	1,137,244	10,211,108	224,428	1,070,946	653,786	334,787	1,176,986	1,858,965

Identified cost	$2,544,485	$14,288,581	$10,201,183	$3,358,276	$8,812,712	$24,215,766	$2,711,736	$33,255,387	$9,903,763

Value	$2,796,397	$15,014,028	$10,201,009	$3,658,294	$9,449,662	$29,459,586	$2,765,341	$38,310,893	$10,540,331
Dividends receivable	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	746	-	-	1,420	1,478	-	132	1,966	1,463

Total assets	2,797,143	15,014,028	10,201,009	3,659,714	9,451,140	29,459,586	2,765,473	38,312,859	10,541,794

LIABILITIES
Payable to C.M. Life Insurance Company	-	249	38,726	-	-	3,851	-	-	-

NET ASSETS (For variable life insurance policies)	$2,797,143	$15,013,779	$10,162,283	$3,659,714	$9,451,140	$29,455,735	$2,765,473	$38,312,859	$10,541,794

Outstanding Units
Policy owners	2,009,831	7,190,291	8,068,625	2,770,315	4,825,352	21,801,500	2,082,857	15,031,631	4,549,318

UNIT VALUE
Executive Benefit Variable Universal Life	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	$1.42	$2.21	$1.34	$1.69	$1.72	$1.63	$1.22	$2.93	$2.38
Variable Universal Life	1.37	2.05	1.25	1.30	2.04	1.42	1.31	2.75	2.30
Survivorship Variable Universal Life II	1.42	2.13	1.23	1.35	1.90	0.99	1.36	1.67	2.33

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Small- & Mid-Cap Growth Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	722	2,557,361	374,888	531,563	310,003	328,706	1,661,404	501,955

Identified cost	$1,100	$4,321,337	$7,618,430	$22,123,628	$3,358,141	$5,769,391	$36,884,003	$6,733,677

Value	$1,495	$5,293,738	$8,986,059	$29,129,645	$4,169,545	$7,320,275	$36,550,897	$7,213,090
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	1,403	139	6,556	-	1,956	-	51

Total assets	1,495	5,295,141	8,986,198	29,136,201	4,169,545	7,322,231	36,550,897	7,213,141

LIABILITIES
Payable to C.M. Life Insurance Company	11	-	-	-	153	-	896	-

NET ASSETS (For variable life insurance policies)	$1,484	$5,295,141	$8,986,198	$29,136,201	$4,169,392	$7,322,231	$36,550,001	$7,213,141

Outstanding Units
Policy owners	508	2,976,781	7,613,727	23,620,843	2,214,244	3,952,223	13,034,047	4,749,615

UNIT VALUE
Executive Benefit Variable Universal Life	2.92	-	1.76	-	-	-	-	-
Survivorship Variable Universal Life	$-	$1.81	$1.42	$1.40	$1.92	$1.89	$3.13	$1.64
Variable Universal Life	-	1.75	1.16	1.37	1.86	1.84	2.90	1.49
Survivorship Variable Universal Life II	-	1.81	1.21	0.71	1.92	1.89	2.27	1.55

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2012

	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Strategic Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division

Investment income
Dividends	$368,149	$33,691	$87,111	$97,145	$28,966	$546,810	$73	$30,253	$21,017	$4,229	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	84,483	8,049	20,125	25,923	14,274	193,944	73	15,818	12,680	694	1,306	2,005

Net investment income (loss)	283,666	25,642	66,986	71,222	14,692	352,866	-	14,435	8,337	3,535	(1,306)	(2,005)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	89,118	(18,948)	(70,477)	(99,583)	70,569	(292,013)	1,046	152,465	109,954	8,217	23,093	28,138
Realized gain distribution	-	-	-	-	768	-	88	-	-	-	-	-

Realized gain (loss)	89,118	(18,948)	(70,477)	(99,583)	71,337	(292,013)	1,134	152,465	109,954	8,217	23,093	28,138

Change in net unrealized appreciation/depreciation of investments	1,956,150	224,139	673,682	970,335	385,714	5,975,931	99	377,491	420,752	12,631	33,355	15,219

Net gain (loss) on investments	2,045,268	205,191	603,205	870,752	457,051	5,683,918	1,233	529,956	530,706	20,848	56,448	43,357

Net increase (decrease) in net assets resulting from operations	2,328,934	230,833	670,191	941,974	471,743	6,036,784	1,233	544,391	539,043	24,383	55,142	41,352

Capital transactions:
Transfer of net premiums	1,537,993	135,254	261,305	421,010	153,400	2,999,882	78	196,983	245,307	8,459	16,033	55,804
Transfers due to death benefits	(9,827)	(2,331)	(10,740)	(5,537)	(1,180)	(26,123)	-	(4,193)	(8)	-	-	-
Transfers due to withdrawal of funds	(1,115,073)	(80,722)	(373,024)	(179,180)	(140,808)	(2,251,138)	199	(147,243)	(365,065)	(434)	(5,785)	(6,213)
Transfers due to policy loans, net of repayments	(244,497)	(13,443)	(43,346)	(61,964)	(22,156)	(690,009)	(8,141)	(89,846)	(26,843)	(3,509)	(13,775)	(11,353)
Transfers due to charges for administrative and insurance costs	(1,080,394)	(108,413)	(233,357)	(284,497)	(120,660)	(2,425,289)	(1,826)	(227,111)	(159,118)	(8,076)	(14,152)	(43,289)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(616,031)	(57,590)	(107,311)	(263,312)	(102,676)	(1,633,463)	4,900	95,095	(66,894)	115,574	1,707	38,418

Net increase (decrease) in net assets resulting from capital transactions	(1,527,829)	(127,245)	(506,473)	(373,480)	(234,080)	(4,026,140)	(4,790)	(176,315)	(372,621)	112,014	(15,972)	33,367

Total increase (decrease)	801,105	103,588	163,718	568,494	237,663	2,010,644	(3,557)	368,076	166,422	136,397	39,170	74,719

NET ASSETS, at beginning of the year	16,822,189	1,697,320	4,438,904	5,574,447	3,066,226	39,175,495	7,088	3,277,532	2,877,098	90,970	269,379	373,922

NET ASSETS, at end of the year	$17,623,294	$1,800,908	$4,602,622	$6,142,941	$3,303,889	$41,186,139	$3,531	$3,645,608	$3,043,520	$227,367	$308,549	$448,641

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Blue Chip Growth Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Inflation-Protected and Income Division

Investment income
Dividends	$49,476	$68,109	$52,324	$2,137	$-	$287,706	$2,025	$-	$2,646	$589,108	$458,206	$141,224

Expenses
Mortality and expense risk fees and administrative charges	8,330	43,278	28,397	1,088	5,466	62,744	10,191	460	144	149,262	122,574	17,533

Net investment income (loss)	41,146	24,831	23,927	1,049	(5,466)	224,962	(8,166)	(460)	2,502	439,846	335,632	123,691

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	21,558	456,435	84,296	4,483	83,354	256,097	34,190	68,654	11,797	(139,068)	549,934	226,066
Realized gain distribution	133,492	-	-	-	103,052	-	-	-	-	-	-	36,118

Realized gain (loss)	155,050	456,435	84,296	4,483	186,406	256,097	34,190	68,654	11,797	(139,068)	549,934	262,184

Change in net unrealized appreciation/depreciation of investments	17,468	1,458,760	962,766	33,139	80,725	1,059,516	342,329	(45,574)	(4,461)	4,072,389	3,000,399	(118,706)

Net gain (loss) on investments	172,518	1,915,195	1,047,062	37,622	267,131	1,315,613	376,519	23,080	7,336	3,933,321	3,550,333	143,478

Net increase (decrease) in net assets resulting from operations	213,664	1,940,026	1,070,989	38,671	261,665	1,540,575	368,353	22,620	9,838	4,373,167	3,885,965	267,169

Capital transactions:
Transfer of net premiums	114,818	653,561	615,509	5,573	61,867	1,212,860	152,011	15,887	802	2,967,167	2,132,202	159,071
Transfers due to death benefits	(2,022)	(8,407)	(4,473)	(3,606)	-	(30,790)	(84)	-	-	(52,298)	(3,987)	(2,348)
Transfers due to withdrawal of funds	(49,223)	(462,419)	(442,058)	(9,526)	(22,587)	(393,277)	(91,334)	(4,856)	(24)	(1,684,252)	(1,601,680)	(287,410)
Transfers due to policy loans, net of repayments	(8,896)	(105,933)	(124,071)	(1,845)	(16,973)	(141,749)	(18,235)	(3,479)	-	(634,815)	(530,456)	(72,782)
Transfers due to charges for administrative and insurance costs	(152,966)	(590,752)	(319,664)	(10,487)	(31,846)	(1,048,256)	(126,450)	(9,411)	(1,389)	(2,285,759)	(1,539,602)	(182,555)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	333,365	(22,581)	(4,511)	39,969	172,489	(12,041)	112,249	(372,031)	(122,777)	(672,788)	(555,119)	547,517

Net increase (decrease) in net assets resulting from capital transactions	235,076	(536,531)	(279,268)	20,078	162,950	(413,253)	28,157	(373,890)	(123,388)	(2,362,745)	(2,098,642)	161,493

Total increase (decrease)	448,740	1,403,495	791,721	58,749	424,615	1,127,322	396,510	(351,270)	(113,550)	2,010,422	1,787,323	428,662

NET ASSETS, at beginning of the year	1,555,888	8,318,745	5,566,464	191,824	1,267,378	12,864,012	2,049,882	351,270	113,550	29,303,280	26,331,785	3,601,349

NET ASSETS, at end of the year	$2,004,628	$9,722,240	$6,358,185	$250,573	$1,691,993	$13,991,334	$2,446,392	$-	$-	$31,313,702	$28,119,108	$4,030,011

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Equity Sub-Account

Investment income
Dividends	$19,471	$445,470	$100	$2,276	$-	$-	$196,586	$116,669	$784,840	$511,914	$221,640	$72

Expenses
Mortality and expense risk fees and administrative charges	11,251	67,067	38,454	864	16,598	42,362	140,658	11,236	176,234	40,270	4,873	39

Net investment income (loss)	8,220	378,403	(38,354)	1,412	(16,598)	(42,362)	55,928	105,433	608,606	471,644	216,767	33

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	9,145	244,891	(481)	64,550	79,171	(500,893)	1,225,069	(64,748)	929,662	152,178	(231,750)	1,404
Realized gain distribution	-	171,959	9	104,981	382,951	141,451	-	-	-	94,445	-	-

Realized gain (loss)	9,145	416,850	(472)	169,531	462,122	(359,442)	1,225,069	(64,748)	929,662	246,623	(231,750)	1,404

Change in net unrealized appreciation/depreciation of investments	314,142	20,442	371	(61,532)	(3,099)	1,922,887	2,447,878	198,669	5,329,953	371,470	169,921	(677)

Net gain (loss) on investments	323,287	437,292	(101)	107,999	459,023	1,563,445	3,672,947	133,921	6,259,615	618,093	(61,829)	727

Net increase (decrease) in net assets resulting from operations	331,507	815,695	(38,455)	109,411	442,425	1,521,083	3,728,875	239,354	6,868,221	1,089,737	154,938	760

Capital transactions:
Transfer of net premiums	135,730	792,672	1,587,442	9,864	244,222	673,423	2,736,685	197,583	2,894,423	567,594	107,359	-
Transfers due to death benefits	(5,543)	-	(7,868)	-	(121)	(3,641)	(18,599)	-	(28,866)	(11,814)	(1,331)	-
Transfers due to withdrawal of funds	(37,892)	(1,023,016)	(4,397,949)	(51,042)	(250,161)	(538,471)	(1,671,833)	(52,868)	(2,114,408)	(531,532)	(125,764)	31
Transfers due to policy loans, net of repayments	(39,984)	(135,341)	(151,502)	(2,678)	(42,996)	(162,225)	(732,090)	(45,381)	(765,628)	(89,356)	(31,076)	(3,327)
Transfers due to charges for administrative and insurance costs	(202,481)	(838,355)	(1,436,744)	(7,840)	(173,520)	(449,735)	(1,864,082)	(127,087)	(2,054,885)	(556,515)	(65,932)	(986)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(41,562)	(212,965)	5,613,312	(765,719)	(41,960)	(286,893)	(720,206)	241,205	(1,318,848)	1,444,167	(1,354,116)	-

Net increase (decrease) in net assets resulting from capital transactions	(191,732)	(1,417,005)	1,206,691	(817,415)	(264,536)	(767,542)	(2,270,125)	213,452	(3,388,212)	822,544	(1,470,860)	(4,282)

Total increase (decrease)	139,775	(601,310)	1,168,236	(708,004)	177,889	753,541	1,458,750	452,806	3,480,009	1,912,281	(1,315,922)	(3,522)

NET ASSETS, at beginning of the year	2,657,368	15,615,089	8,994,047	708,004	3,481,825	8,697,599	27,996,985	2,312,667	34,832,850	8,629,513	1,315,922	5,006

NET ASSETS, at end of the year	$2,797,143	$15,013,779	$10,162,283	$-	$3,659,714	$9,451,140	$29,455,735	$2,765,473	$38,312,859	$10,541,794	$-	$1,484

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$70,664	$83,653	$-	$504	$-	$6,250	$155,821	$-	$206,166

Expenses
Mortality and expense risk fees and administrative charges	19,243	40,532	144,273	118	-	17,083	32,735	175,093	28,182

Net investment income (loss)	51,421	43,121	(144,273)	386	-	(10,833)	123,086	(175,093)	177,984

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(16,894)	172,400	1,403,617	202	2	100,561	17,574	426,801	(422,917)
Realized gain distribution	-	-	-	-	-	-	-	3,368,433	-

Realized gain (loss)	(16,894)	172,400	1,403,617	202	2	100,561	17,574	3,795,234	(422,917)

Change in net unrealized appreciation/depreciation of investments	897,179	1,096,169	2,978,465	(2,414)	(2)	417,089	971,768	966,394	1,356,294

Net gain (loss) on investments	880,285	1,268,569	4,382,082	(2,212)	-	517,650	989,342	4,761,628	933,377

Net increase (decrease) in net assets resulting from operations	931,706	1,311,690	4,237,809	(1,826)	-	506,817	1,112,428	4,586,535	1,111,361

Capital transactions:
Transfer of net premiums	265,721	754,261	2,795,987	157	-	137,830	320,436	2,274,212	311,488
Transfers due to death benefits	(2,314)	(8,038)	(21,300)	-	-	(1,554)	-	(27,401)	(8,640)
Transfers due to withdrawal of funds	(187,887)	(465,050)	(1,679,091)	(34,820)	-	(74,201)	(404,790)	(1,895,862)	(242,952)
Transfers due to policy loans, net of repayments	(28,935)	(164,760)	(799,760)	-	-	(42,313)	(43,015)	(639,290)	(56,222)
Transfers due to charges for administrative and insurance costs	(259,598)	(545,171)	(1,751,968)	(3,108)	-	(145,884)	(402,011)	(2,142,479)	(353,835)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	66,350	39,833	(622,341)	359	-	951,755	(137,152)	(762,697)	(52,881)

Net increase (decrease) in net assets resulting from capital transactions	(146,663)	(388,925)	(2,078,473)	(37,412)	-	825,633	(666,532)	(3,193,517)	(403,042)

Total increase (decrease)	785,043	922,765	2,159,336	(39,238)	-	1,332,450	445,896	1,393,018	708,319

NET ASSETS, at beginning of the year	4,510,098	8,063,433	26,976,865	39,238	-	2,836,942	6,876,335	35,156,983	6,504,822

NET ASSETS, at end of the year	$5,295,141	$8,986,198	$29,136,201	$(0)	$-	$4,169,392	$7,322,231	$36,550,001	$7,213,141

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2011

	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund ® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Strategic Growth Division	Invesco V.I. Dividend Growth Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division

Investment income
Dividends	$270,572	$35,247	$87,167	$90,446	$28,681	$421,034	$142	$25,890	$13,662	$186	$-	$733

Expenses
Mortality and expense risk fees and administrative charges	82,618	7,905	21,252	25,407	14,796	196,584	66	16,246	12,222	438	1,115	1,912

Net investment income (loss)	187,954	27,342	65,915	65,039	13,885	224,450	76	9,644	1,440	(252)	(1,115)	(1,179)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	118,406	(102,733)	(67,337)	(110,042)	(11,707)	207,834	(122)	(140,068)	62,462	3,680	1,671	12,663
Realized gain distribution	-	-	-	-	-	-	179	-	-	-	-	-

Realized gain (loss)	118,406	(102,733)	(67,337)	(110,042)	(11,707)	207,834	57	(140,068)	62,462	3,680	1,671	12,663
Change in net unrealized appreciation/depreciation of investments	156,501	82,867	56,275	(83,804)	(158,828)	(1,572,274)	(43)	(34,568)	(158,956)	(5,364)	4,104	(33,482)

Net gain (loss) on investments	274,907	(19,866)	(11,062)	(193,846)	(170,535)	(1,364,440)	14	(174,636)	(96,494)	(1,684)	5,775	(20,819)

Net increase (decrease) in net assets resulting from operations	462,861	7,476	54,853	(128,807)	(156,650)	(1,139,990)	90	(164,992)	(95,054)	(1,936)	4,660	(21,998)

Capital transactions:
Transfer of net premiums	1,664,941	152,842	281,330	500,152	156,732	3,212,911	631	222,728	259,439	8,757	18,098	66,207
Transfers due to death benefits	(8,924)	(6,930)	(21,456)	(27,133)	(20,225)	(86,623)	-	(17,285)	(2,273)	-	(757)	(295)
Transfers due to withdrawal of funds	(1,083,073)	(197,399)	(355,634)	(265,880)	(98,827)	(1,941,896)	-	(227,930)	(132,608)	(2,717)	(7,951)	(9,497)
Transfers due to policy loans, net of repayments	(297,057)	(18,571)	(50,550)	(47,565)	(34,522)	(839,722)	(235)	(94,167)	(39,476)	(951)	(6,059)	(28,426)
Transfers due to charges for administrative and insurance costs	(1,130,725)	(108,597)	(245,393)	(295,368)	(131,102)	(2,541,847)	(1,488)	(224,938)	(154,153)	(4,763)	(11,387)	(52,205)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(733,185)	64,755	(156,289)	(143,764)	(249,187)	(1,408,263)	259	(320,097)	(114,914)	(4,565)	47,626	22,955

Net increase (decrease) in net assets resulting from capital transactions	(1,588,023)	(113,900)	(547,992)	(279,558)	(377,131)	(3,605,440)	(833)	(661,689)	(183,985)	(4,239)	39,570	(1,261)

Total increase (decrease)	(1,125,162)	(106,424)	(493,139)	(408,365)	(533,781)	(4,745,430)	(743)	(826,681)	(279,039)	(6,175)	44,230	(23,259)

NET ASSETS, at beginning of the year	17,947,351	1,803,744	4,932,043	5,982,812	3,600,007	43,920,925	7,831	4,104,213	3,156,137	97,145	225,149	397,181

NET ASSETS, at end of the year	$16,822,189	$1,697,320	$4,438,904	$5,574,447	$3,066,226	$39,175,495	$7,088	$3,277,532	$2,877,098	$90,970	$269,379	$373,922

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Blue Chip Growth Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Inflation-Protected and Income Division
Investment income
Dividends	$39,601	$34,488	$37,546	$1,860	$-	$269,357	$717	$-	$1,503	$490,118	$460,396	$161,978

Expenses
Mortality and expense risk fees and administrative charges	7,803	40,862	30,828	987	4,614	59,739	8,918	1,436	405	154,797	121,636	13,010

Net investment income (loss)	31,798	(6,374)	6,718	873	(4,614)	209,618	(8,201)	(1,436)	1,098	335,321	338,760	148,968

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	15,192	633,296	219,519	8,097	78,549	342,750	20,218	16,394	(696)	288,773	1,151,713	35,826
Realized gain distribution	98,637	-	-	-	143,353	-	-	-	-	-	-	-

Realized gain (loss)	113,829	633,296	219,519	8,097	221,902	342,750	20,218	16,394	(696)	288,773	1,151,713	35,826
Change in net unrealized appreciation/depreciation of investments	(156,583)	(1,238,717)	(1,161,555)	(12,749)	(330,270)	(7,598)	10,220	(36,086)	2,388	(1,904,524)	(1,011,289)	202,084

Net gain (loss) on investments	(42,754)	(605,421)	(942,036)	(4,652)	(108,368)	335,152	30,438	(19,692)	1,692	(1,615,751)	140,424	237,910

Net increase (decrease) in net assets resulting from operations	(10,956)	(611,795)	(935,318)	(3,779)	(112,982)	544,770	22,237	(21,128)	2,790	(1,280,430)	479,184	386,878

Capital transactions:
Transfer of net premiums	118,030	770,132	695,051	6,232	50,595	1,358,081	168,312	60,522	8,062	3,332,395	2,254,910	139,640
Transfers due to death benefits	(167,976)	(15,652)	(8,513)	-	(17,182)	(150,168)	(19,141)	(665)	-	(128,918)	(24,857)	(1,196)
Transfers due to withdrawal of funds	(449,950)	(460,744)	(317,472)	(41,263)	(24,547)	(586,246)	(69,454)	(38,017)	(4,312)	(1,400,626)	(1,129,921)	(123,772)
Transfers due to policy loans, net of repayments	(13,052)	(110,058)	(128,393)	(2,351)	(34,228)	(138,454)	(19,388)	(35,991)	(232)	(680,084)	(527,085)	(101,966)
Transfers due to charges for administrative and insurance costs	(117,620)	(557,319)	(373,181)	(8,755)	(28,350)	(1,055,403)	(115,831)	(28,040)	(4,079)	(2,427,378)	(1,621,905)	(146,409)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	300,406	(553,996)	(348,782)	(7,122)	296,126	(139,857)	65,328	(32,596)	374	(1,491,988)	(2,203,886)	937,930

Net increase (decrease) in net assets resulting from capital transactions	(330,162)	(927,637)	(481,290)	(53,259)	242,414	(712,047)	9,826	(74,787)	(187)	(2,796,599)	(3,252,744)	704,227

Total increase (decrease)	(341,118)	(1,539,432)	(1,416,608)	(57,038)	129,432	(167,277)	32,063	(95,915)	2,603	(4,077,029)	(2,773,560)	1,091,105

NET ASSETS, at beginning of the year	1,897,006	9,858,177	6,983,072	248,862	1,137,946	13,031,289	2,017,819	447,185	110,947	33,380,309	29,105,345	2,510,244

NET ASSETS, at end of the year	$1,555,888	$8,318,745	$5,566,464	$191,824	$1,267,378	$12,864,012	$2,049,882	$351,270	$113,550	$29,303,280	$26,331,785	$3,601,349

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Equity Sub-Account

Investment income
Dividends	$25,597	$595,677	$159	$1,974	$-	$89,050	$109,985	$132,766	$517,531	$310,430	$112,467	$63

Expenses
Mortality and expense risk fees and administrative charges	11,877	69,090	43,075	2,568	17,977	42,451	141,493	10,080	191,984	41,678	5,514	56

Net investment income (loss)	13,720	526,587	(42,916)	(594)	(17,977)	46,599	(31,508)	122,686	325,547	268,752	106,953	7

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	47,616	144,981	(2,214)	44,500	168,024	(302,488)	1,236,666	(165,337)	1,352,370	122,166	(345,383)	670
Realized gain distribution	-	310,824	141	-	154,995	1,308,347	-	-	-	119,334	-	-

Realized gain (loss)	47,616	455,805	(2,073)	44,500	323,019	1,005,859	1,236,666	(165,337)	1,352,370	241,500	(345,383)	670
Change in net unrealized appreciation/depreciation of investments	(178,618)	104,163	1,955	(45,467)	(502,866)	(1,278,403)	(1,634,069)	212,562	(5,054,824)	(466,566)	201,990	(1,118)

Net gain (loss) on investments	(131,002)	559,968	(118)	(967)	(179,847)	(272,544)	(397,403)	47,225	(3,702,454)	(225,066)	(143,393)	(448)

Net increase (decrease) in net assets resulting from operations	(117,282)	1,086,555	(43,034)	(1,561)	(197,824)	(225,945)	(428,911)	169,911	(3,376,907)	43,686	(36,440)	(441)

Capital transactions:
Transfer of net premiums	163,662	822,541	1,827,148	25,411	275,578	728,719	3,017,710	205,898	3,139,349	582,893	178,140	-
Transfers due to death benefits	(380)	(17,400)	(82,433)	(21,291)	(26,884)	(6,482)	(117,443)	(4)	(173,904)	(144,754)	(3,018)	-
Transfers due to withdrawal of funds	(159,579)	(3,052,802)	(11,217,666)	(30,575)	(228,033)	(571,639)	(1,675,657)	(102,535)	(2,196,363)	(672,267)	(66,641)	-
Transfers due to policy loans, net of repayments	(52,706)	(215,828)	(71,232)	(30,532)	(64,017)	(140,686)	(527,511)	(17,353)	(715,022)	(70,995)	(16,463)	(184)
Transfers due to charges for administrative and insurance costs	(202,792)	(879,011)	(1,629,767)	(21,640)	(193,506)	(472,264)	(1,963,782)	(132,563)	(2,263,635)	(555,049)	(81,305)	(1,270)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(105,787)	1,089,451	8,875,327	321,693	(287,368)	(403,998)	(1,407,749)	(53,273)	(1,536,114)	(351,506)	98,725	-

Net increase (decrease) in net assets resulting from capital transactions	(357,582)	(2,253,049)	(2,298,623)	243,066	(524,230)	(866,350)	(2,674,432)	(99,830)	(3,745,689)	(1,211,678)	109,438	(1,454)

Total increase (decrease)	(474,864)	(1,166,494)	(2,341,657)	241,505	(722,054)	(1,092,295)	(3,103,343)	70,081	(7,122,596)	(1,167,992)	72,998	(1,895)

NET ASSETS, at beginning of the year	3,132,232	16,781,583	11,335,704	466,499	4,203,879	9,789,894	31,100,328	2,242,586	41,955,446	9,797,505	1,242,924	6,901

NET ASSETS, at end of the year	$2,657,368	$15,615,089	$8,994,047	$708,004	$3,481,825	$8,697,599	$27,996,985	$2,312,667	$34,832,850	$8,629,513	$1,315,922	$5,006

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$49,354	$71,058	$-	$334	$-	$-	$130,571	$-	$124,176
Expenses
Mortality and expense risk fees and administrative charges	20,291	37,683	144,274	375	-	14,671	32,858	181,825	31,464

Net investment income (loss)	29,063	33,375	(144,274)	(41)	-	(14,671)	97,713	(181,825)	92,712

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(85,801)	184,190	1,399,911	(217)	-	181,892	(70,600)	1,440,251	(314,165)
Realized gain distribution	-	-	-	-	-	-	-	4,203,640	-

Realized gain (loss)	(85,801)	184,190	1,399,911	(217)	-	181,892	(70,600)	5,643,891	(314,165)
Change in net unrealized appreciation/depreciation of investments	(308,339)	(254,530)	(990,453)	(63)	(1)	(92,604)	(133,615)	(5,991,505)	(549,510)

Net gain (loss) on investments	(394,140)	(70,340)	409,458	(280)	(1)	89,288	(204,215)	(347,614)	(863,675)

Net increase (decrease) in net assets resulting from operations	(365,077)	(36,965)	265,184	(321)	(1)	74,617	(106,502)	(529,439)	(770,963)

Capital transactions:
Transfer of net premiums	389,271	814,298	3,029,933	2,514	-	132,846	339,716	2,454,236	456,867
Transfers due to death benefits	(63,185)	(13,566)	(114,170)	-	-	(19,159)	(30,533)	(69,066)	(68,124)
Transfers due to withdrawal of funds	(249,284)	(465,811)	(1,633,997)	3	-	(271,485)	(125,705)	(2,026,186)	(384,944)
Transfers due to policy loans, net of repayments	(53,869)	(87,906)	(665,985)	(1,321)	-	(70,001)	(52,622)	(775,197)	(77,621)
Transfers due to charges for administrative and insurance costs	(259,428)	(525,470)	(1,841,182)	(8,447)	-	(129,851)	(377,131)	(2,269,360)	(376,400)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(114,014)	(320,906)	(988,600)	1,038	1	(504,663)	(473,845)	(1,232,169)	(460,192)

Net increase (decrease) in net assets resulting from capital transactions	(350,509)	(599,361)	(2,214,001)	(6,213)	1	(862,313)	(720,120)	(3,917,742)	(910,414)

Total increase (decrease)	(715,586)	(636,326)	(1,948,817)	(6,534)	-	(787,696)	(826,622)	(4,447,181)	(1,681,377)

NET ASSETS, at beginning of the year	5,225,684	8,699,759	28,925,682	45,772	-	3,624,638	7,702,957	39,604,164	8,186,199

NET ASSETS, at end of the year	$4,510,098	$8,063,433	$26,976,865	$39,238	$-	$2,836,942	$6,876,335	$35,156,983	$6,504,822

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Variable Life Separate Account I (“the Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on February 2, 1995. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life was formerly a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly owned subsidiary of MassMutual.

C.M. Life maintains the following four segments within the Separate Account: Executive Benefit Variable Universal Life, Survivorship Variable Universal Life, Variable Universal Life, and Survivorship Variable Universal Life II.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising from any other C.M. Life business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2012, the Separate Account consists of forty-three divisions/sub-accounts that invest in the following mutual funds. All of the funds may not be available to all of the four segments of the Separate Account:

Divisions/Sub-Accounts	The division/sub-account listed in the first column invests in the fund in this column

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

American Century VP Value Division	American Century VP Value Fund [1]

American Funds® Asset Allocation Division	American Funds® Asset Allocation Fund [2]

American Funds® Growth-Income Division	American Funds® Growth-Income Fund [2]

DWS Small Cap Index Division	DWS Small Cap Index VIP [3]

Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Portfolio [4]

Fidelity® VIP High Income Sub-Account [5]	Fidelity® VIP High Income Portfolio [5]

Fidelity® VIP Index 500 Sub-Account	Fidelity® VIP Index 500 Portfolio [4]

Fidelity® VIP Money Market Sub-Account [5]	Fidelity® VIP Money Market Portfolio [5]

Franklin Small Cap Value Securities Division	Franklin Small Cap Value Securities Fund [6]

Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic Growth Fund [7]

Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund [8,18]

Invesco V.I. Global Health Care Division	Invesco V.I. Global Health Care Fund [8]

Invesco V.I. Technology Division	Invesco V.I. Technology Fund [8]

Janus Aspen Balanced Division	Janus Aspen Balanced Portfolio [9]

Janus Aspen Forty Division	Janus Aspen Forty Portfolio [9]

Janus Aspen Worldwide Division	Janus Aspen Worldwide Portfolio [9]

MFS® Investors Trust Division	MFS® Investors Trust Series [10]

MFS® New Discovery Division	MFS® New Discovery Series [10]

MML Blend Division	MML Blend Fund [11]

MML Blue Chip Growth Division	MML Blue Chip Growth Fund [12]

Notes To Financial Statements (Continued)

Divisions/Sub-Accounts	The division/sub-account listed in the first column invests in the fund in this column

MML Equity Division	MML Equity Fund [11]

MML Equity Index Division	MML Equity Index Fund [12]

MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund [11]

MML Large Cap Value Division	MML Large Cap Value Fund [12]

MML Managed Bond Division	MML Managed Bond Fund [11]

MML Money Market Division	MML Money Market Fund [11,20]

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund [12]

MML Small/Mid Cap Equity Division	MML Small/Mid Cap Equity Fund [11]

Oppenheimer Balanced Division	Oppenheimer Balanced Fund [13,16]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA [13]

Oppenheimer Core Bond Division	Oppenheimer Core Bond Fund/VA [13]

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA [13]

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA [13,19]

Oppenheimer Income Sub-Account	Oppenheimer Income Fund/VA [5,13]

Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Fund/VA [13]

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA [13]

Oppenheimer Main Street Division	Oppenheimer Main Street Fund®/VA [13,17]

Oppenheimer Small- & Mid-Cap Growth Division	Oppenheimer Small- & Mid-Cap Growth Fund/VA [13]

T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio [14]

T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio [14]

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio [14]

Templeton Foreign Securities Division	Templeton Foreign Securities Fund [15]

In addition to the forty-three divisions/sub-accounts, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of C.M. Life’s general investment account. Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, and the GPA is not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Capital Research and Management Company is the investment adviser to the listed Funds.
[3]	Deutsche Investment Management Americas Inc. is the investment adviser to this Fund.
[4]	Fidelity® Management & Research Company is the investment adviser to the listed Portfolios.
[5]	This sub-account/portfolio did not have any investment or unit activity in 2011 and 2012.
[6]	Franklin Advisory Services, LLC is the investment adviser to this Fund.
[7]	Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[8]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[9]	Janus Capital Management LLC is the investment adviser to the listed Portfolios.
[10]	Massachusetts Financial Services Company is the investment adviser to the listed Series.
[11]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[12]	MassMutual is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.

Notes To Financial Statements (Continued)

[13]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, is the investment adviser to the listed Funds/Portfolios.
[14]	T. Rowe Price Associates, Inc. is the investment adviser to the listed Portfolios.
[15]	Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[16]	Effective April 27, 2012, Panorama Total Return Portfolio merged into Oppenheimer Balanced Fund/VA.
[17]	Effective April 27, 2012, Panorama Growth Portfolio merged into Oppenheimer Main Street Fund®/VA.
[18]	Prior to April 27, 2012, Invesco V.I. Diversified Fund was formerly known as Invesco V.I. Dividend Growth Fund.
[19]	Effective October 26, 2012 Oppenheimer High Income Fund/VA merged into Oppenheimer Global Strategic Income Fund/VA.
[20]	Effective April 27, 2012, the MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund and MML NASDAQ-100 Fund were liquidated and proceeds were invested in MML Money Market Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions/sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions/sub-accounts.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 8% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.	Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in this ASU result in common fair value measurement and disclosure requirements

Notes To Financial Statements (Continued)

in U.S. GAAP and IFRS. Some of the amendments in this ASU clarify the FASB’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. Among other clarifications, this ASU clarifies how premium and discounts (including blockage factors) are considered when measuring fair value and that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of nonfinancial assets as financial assets and liabilities do not have alternative uses. The ASU permits an exception to fair value measurement principles for financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position. Additionally, the ASU requires additional quantitative and qualitative disclosures surrounding Level 3 measurements. This ASU was effective January 1, 2012. Adoption of this standard did not have a significant impact on the Separate Account.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2012. There have been no transfers between levels for the year ended December 31, 2012.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with C.M. Life and the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (the “FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

The policies are no longer offered for sale to the public. Policy owners may continue, however, to make purchase payments under existing policies.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Strategic Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division

Cost of purchases	$1,009,098	$178,867	$469,510	$425,584	$418,932	$1,494,679	$5,204	$799,181	$218,611	$133,241	$51,280	$91,788
Proceeds from sales	(2,269,024)	(280,480)	(973,935)	(743,346)	(636,333)	(5,255,425)	(9,905)	(995,889)	(582,721)	(17,665)	(68,544)	(60,411)

	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Blue Chip Growth Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Inflation-Protected and Income Division
Cost of purchases	$647,665	$541,773	$407,231	$45,960	$1,115,838	$1,087,103	$211,785	$33,929	$3,421	$1,724,981	$2,765,044	$2,133,771
Proceeds from sales	(237,937)	(1,053,174)	(673,388)	(24,822)	(855,258)	(1,268,682)	(191,856)	(408,297)	(124,317)	(3,633,972)	(4,507,304)	(1,821,362)

	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Equity Division
Cost of purchases	$150,481	$2,404,358	$6,148,140	$150,088	$524,855	$722,328	$1,485,994	$1,135,987	$1,699,600	$2,905,413	$382,513	$72
Proceeds from sales	(391,579)	(3,265,488)	(4,939,574)	(871,937)	(423,948)	(1,436,759)	(3,688,690)	(817,279)	(4,567,804)	(1,606,390)	(1,636,107)	(4,311)

	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Cost of purchases	$957,017	$687,098	$1,078,034	$1,020	$-	$1,164,580	$905,132	$4,304,882	$685,905
Proceeds from sales	(1,112,764)	(1,032,588)	(3,322,358)	(38,055)	(11)	(349,625)	(1,449,874)	(4,310,609)	(921,776)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2012 were as follows:

2012	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Strategic Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division

Units purchased	1,251,479	80,877	166,174	276,560	103,650	1,735,781	1,973	90,912	282,403	11,162	9,675	96,078
Units withdrawn	(1,904,320)	(115,692)	(374,649)	(313,658)	(173,336)	(2,917,021)	(3,649)	(207,721)	(562,996)	(15,772)	(19,466)	(76,746)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(555,238)	(37,298)	(78,458)	(174,029)	(71,345)	(1,051,821)	-	29,625	(94,768)	151,262	1,116	21,563

Net increase (decrease)	(1,208,079)	(72,113)	(286,933)	(211,127)	(141,031)	(2,233,061)	(1,676)	(87,184)	(375,361)	146,652	(8,675)	40,895

2012 (Continued)	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Blue Chip Growth Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Inflation-Protected and Income Division

Units purchased	86,572	634,841	1,010,846	4,068	29,323	907,298	264,872	19,323	502	2,761,059	1,806,820	112,399
Units withdrawn	(111,721)	(1,025,159)	(1,353,332)	(14,672)	(30,519)	(1,100,444)	(332,568)	(20,587)	(862)	(4,110,570)	(2,959,883)	(330,477)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	151,989	(75,256)	(71,759)	23,127	69,728	(83,399)	88,356	(430,703)	(74,139)	(720,530)	(537,519)	336,911

Net increase (decrease)	126,840	(465,574)	(414,245)	12,523	68,532	(276,545)	20,660	(431,967)	(74,499)	(2,070,041)	(1,690,582)	118,833

2012 (Continued)	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Equity Sub-Account

Units purchased	107,809	411,587	1,434,038	8,039	212,170	392,064	2,159,345	162,993	1,313,664	276,486	253,829	1
Units withdrawn	(214,561)	(971,540)	(4,761,076)	(45,035)	(360,990)	(615,108)	(3,296,414)	(180,352)	(2,149,996)	(545,098)	(501,978)	(1,566)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(37,240)	(123,370)	4,307,028	(552,409)	(52,647)	(173,996)	(615,928)	183,679	(647,154)	609,494	(2,894,901)	-

Net increase (decrease)	(143,992)	(683,323)	979,990	(589,405)	(201,467)	(397,040)	(1,752,997)	166,320	(1,483,486)	340,882	(3,143,050)	(1,565)

2012 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Units purchased	209,871	733,199	2,465,889	-	102,847	196,060	892,577	298,965
Units withdrawn	(297,282)	(1,075,048)	(3,369,342)	-	(144,433)	(488,312)	(1,717,658)	(484,019)
Units transferred between Divisions/Sub-Account and to/from GPA/Fixed Account	(24,425)	(3,683)	(769,088)	(25,780)	474,509	(82,637)	(361,163)	(113,858)

Net increase (decrease)	(111,836)	(345,532)	(1,672,541)	(25,780)	432,923	(374,889)	(1,186,244)	(298,912)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2011	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Strategic Growth Division	Invesco V.I. Dividend Growth Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division

Units purchased	1,531,343	101,986	190,303	349,064	106,295	1,975,038	372	121,769	319,903	13,180	14,303	99,683
Units withdrawn	(2,168,483)	(204,528)	(416,346)	(414,807)	(185,355)	(3,094,117)	(720)	(265,483)	(370,383)	(11,765)	(16,488)	(117,763)
Units transferred between divisions/Sub-Accounts and to/from GPA/Fixed Account	(723,843)	32,130	(106,720)	(114,127)	(159,374)	(912,232)	-	(165,652)	(161,907)	(6,857)	25,314	16,328

Net increase (decrease)	(1,360,983)	(70,412)	(332,763)	(179,870)	(238,434)	(2,031,311)	(348)	(309,366)	(212,387)	(5,442)	23,129	(1,752)

2011 (Continued)	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Blue Chip Growth Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Inflation- Protected and Income Division
Units purchased	77,119	808,379	1,117,084	5,007	34,069	1,036,244	280,297	71,886	5,745	3,203,087	2,279,540	96,525
Units withdrawn	(427,556)	(1,122,457)	(1,239,884)	(32,088)	(48,086)	(1,426,503)	(354,368)	(116,549)	(5,622)	(4,271,217)	(2,929,290)	(246,450)
Units transferred between divisions/Sub-Accounts and to/from GPA/Fixed Account	147,917	(537,656)	(583,665)	(5,435)	143,894	(133,092)	93,501	(35,254)	-	(1,459,665)	(2,136,258)	636,782

Net increase (decrease)	(202,520)	(851,734)	(706,465)	(32,516)	129,877	(523,351)	19,430	(79,917)	123	(2,527,795)	(2,786,008)	486,857

2011 (Continued)	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Equity Sub-Account
Units purchased	134,501	452,383	1,498,076	22,810	241,854	456,423	2,587,699	184,604	1,425,662	301,203	428,836	-
Units withdrawn	(328,790)	(2,107,313)	(10,318,159)	(87,123)	(412,444)	(692,107)	(3,423,944)	(218,177)	(2,293,745)	(695,425)	(385,259)	(557)
Units transferred between divisions/Sub-Accounts and to/from GPA/Fixed Account	(81,572)	499,901	6,984,916	251,791	(242,022)	(271,839)	(1,360,711)	(51,213)	(827,752)	(192,281)	216,635	-

Net increase (decrease)	(275,861)	(1,155,029)	(1,835,167)	187,478	(412,612)	(507,523)	(2,196,956)	(84,786)	(1,695,835)	(586,503)	260,212	(557)

2011 (Continued)	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Units purchased	264,187	849,687	2,790,142	2,346	-	85,827	221,195	1,020,681	359,186
Units withdrawn	(401,964)	(1,078,429)	(3,603,077)	(6,442)	-	(297,745)	(370,879)	(1,993,215)	(634,929)
Units transferred between divisions/Sub-Accounts and to/from GPA/Fixed Account	(82,804)	(351,012)	(1,033,342)	-	-	(296,206)	(308,466)	(575,403)	(329,909)

Net increase (decrease)	(220,581)	(579,754)	(1,846,277)	(4,096)	-	(508,124)	(458,150)	(1,547,937)	(605,652)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2012 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century VP Income & Growth Division
2012	13,124,638	$1.35 to $1.52	$17,623,294	2.09%	0.25% to 0.55%	14.11% to 14.46%
2011	14,332,717	1.18 to 1.32	16,822,189	1.56	0.25 to 0.55	2.55 to 2.85
2010	15,693,700	1.15 to 1.29	17,947,351	1.52	0.25 to 0.55	13.52 to 13.86
2009	17,294,965	1.01 to 1.13	17,397,074	4.78	0.25 to 0.55	17.45 to 17.80
2008	18,954,226	0.76 to 0.96	16,141,973	2.02	0.25 to 0.55	(34.95) to (34.75)

American Century VP Value Division
2012	963,559	1.85 to 1.91	1,800,908	1.92	0.25 to 0.55	13.95 to 14.29
2011	1,035,672	1.63 to 1.67	1,697,320	2.03	0.25 to 0.55	0.46 to 0.76
2010	1,106,084	1.62 to 1.66	1,803,744	2.17	0.25 to 0.55	12.80 to 13.14
2009	1,228,615	1.43 to 1.46	1,775,792	6.13	0.25 to 0.55	19.21 to 19.56
2008	1,754,123	1.20 to 1.22	2,130,631	2.52	0.25 to 0.55	(27.18) to (26.96)

American Funds® Asset Allocation Division
2012	2,451,790	1.86 to 1.91	4,602,622	1.89	0.25 to 0.55	15.55 to 15.90
2011	2,738,723	1.61 to 1.65	4,438,904	1.82	0.25 to 0.55	0.74 to 1.04
2010	3,071,486	1.59 to 1.63	4,932,043	1.98	0.25 to 0.55	11.89 to 12.23
2009	3,226,979	1.42 to 1.45	4,626,322	2.33	0.25 to 0.55	23.30 to 23.67
2008	3,783,200	1.16 to 1.17	4,397,825	2.60	0.25 to 0.55	(29.90) to (29.69)

American Funds® Growth-Income Division
2012	3,416,246	1.78 to 1.83	6,142,941	1.61	0.25 to 0.55	16.84 to 17.19
2011	3,627,373	1.52 to 1.56	5,574,447	1.54	0.25 to 0.55	(2.37) to (2.07)
2010	3,807,243	1.56 to 1.59	5,982,812	1.47	0.25 to 0.55	10.82 to 11.15
2009	4,003,861	1.41 to 1.43	5,669,268	1.64	0.25 to 0.55	30.52 to 30.91
2008	4,168,825	1.08 to 1.10	4,518,896	1.76	0.25 to 0.55	(38.19) to (38.00)

DWS Small Cap Index Division
2012	1,893,787	1.72 to 1.85	3,303,889	0.92	0.25 to 0.55	15.61 to 15.96
2011	2,034,818	1.49 to 1.59	3,066,226	0.87	0.25 to 0.55	(4.94) to (4.65)
2010	2,273,252	1.56 to 1.67	3,600,007	0.92	0.25 to 0.55	25.70 to 26.08
2009	2,331,214	1.24 to 1.33	2,931,317	1.76	0.25 to 0.55	25.88 to 26.26
2008	2,488,122	0.99 to 1.05	2,485,607	1.60	0.25 to 0.55	(34.48) to (34.29)

Fidelity® VIP Contrafund® Division
2012	21,150,105	1.97 to 2.34	41,186,139	1.33	0.25 to 0.55	15.78 to 16.12
2011	23,383,166	1.71 to 2.02	39,175,495	1.00	0.25 to 0.55	(3.06) to (2.77)
2010	25,414,477	1.76 to 2.08	43,920,925	1.24	0.25 to 0.55	16.57 to 16.92
2009	27,322,611	1.51 to 1.78	40,616,594	1.40	0.25 to 0.55	34.97 to 35.37
2008	29,749,212	0.95 to 1.31	32,715,972	1.00	0.25 to 0.55	(42.83) to (42.66)

Fidelity® VIP Index 500 Sub-Account
2012	1,283	2.75	3,531	0.89	0.90	14.87
2011	2,959	2.39	7,088	1.93	0.90	1.13
2010	3,307	2.37	7,831	1.86	0.90	13.99
2009	4,068	2.08	8,452	2.06	0.90	25.47
2008	8,157	1.66	13,505	1.87	0.90	(37.56)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Franklin Small Cap Value Securities Division
2012	1,469,803	$2.46 to $2.53	$3,645,608	0.84%	0.25% to 0.55%	17.74% to 18.09%
2011	1,556,987	2.09 to 2.14	3,277,532	0.70	0.25 to 0.55	(4.29) to (4.00)
2010	1,866,353	2.18 to 2.23	4,104,213	0.76	0.25 to 0.55	27.52 to 27.90
2009	1,808,401	1.71 to 1.74	3,113,757	1.62	0.25 to 0.55	28.45 to 28.83
2008	2,076,900	1.33 to 1.35	2,782,097	1.19	0.25 to 0.55	(33.38) to (33.18)

Goldman Sachs VIT Strategic Growth Division
2012	2,916,750	1.02 to 1.24	3,043,520	0.68	0.25 to 0.55	19.23 to 19.59
2011	3,292,111	0.86 to 1.04	2,877,098	0.45	0.25 to 0.55	(3.15) to (2.86)
2010	3,504,498	0.88 to 1.07	3,156,137	0.44	0.25 to 0.55	10.13 to 10.46
2009	3,773,238	0.80 to 0.97	3,082,034	0.48	0.25 to 0.55	46.94 to 47.38
2008	3,819,110	0.55 to 0.66	2,117,989	0.13	0.25 to 0.55	(42.08) to (41.90)

Invesco V.I. Diversified Dividend Division[8]
2012	278,625	0.81 to 0.83	227,367	2.83	0.25 to 0.55	18.07 to 18.43
2011	131,973	0.68 to 0.70	90,970	0.21	0.25 to 0.55	(2.63) to (2.34)
2010	137,415	0.70 to 0.72	97,145	0.08	0.25 to 0.55	9.71 to 10.04
2009	241,811	0.64 to 0.65	156,936	3.63	0.25 to 0.55	26.73 to 27.11
2008	196,280	0.51	100,380	3.16	0.25 to 0.55	(59.67) to (59.54)

Invesco V.I. Global Health Care Division
2012	162,737	1.87 to 1.93	308,549	-	0.25 to 0.55	20.23 to 20.60
2011	171,412	1.56 to 1.60	269,379	-	0.25 to 0.55	3.38 to 3.69
2010	148,283	1.51 to 1.54	225,149	-	0.25 to 0.55	4.72 to 5.03
2009	194,520	1.44 to 1.47	281,663	0.39	0.25 to 0.55	26.97 to 27.36
2008	200,845	1.13 to 1.15	228,567	-	0.25 to 0.55	(29.01) to (28.80)

Invesco V.I. Technology Division
2012	537,408	0.83 to 0.86	448,641	-	0.25 to 0.55	10.67 to 11.00
2011	496,513	0.75 to 0.77	373,922	0.18	0.25 to 0.55	(5.57) to (5.29)
2010	498,265	0.79 to 0.81	397,181	-	0.25 to 0.55	20.64 to 21.00
2009	619,712	0.66 to 0.67	408,862	-	0.25 to 0.55	56.54 to 57.00
2008	2,514,135	0.42 to 0.43	1,073,876	-	0.25 to 0.55	(44.81) to (44.64)

Janus Aspen Balanced Division
2012	1,019,773	1.94 to 2.00	2,004,628	2.60	0.25 to 0.55	12.75 to 13.09
2011	892,933	1.72 to 1.77	1,555,888	2.07	0.25 to 0.55	0.80 to 1.10
2010	1,095,453	1.71 to 1.75	1,897,006	2.53	0.25 to 0.55	7.53 to 7.85
2009	1,012,796	1.59 to 1.62	1,629,699	2.89	0.25 to 0.55	24.89 to 25.27
2008	942,955	1.27 to 1.30	1,213,111	3.41	0.25 to 0.55	(16.52) to (16.27)

Janus Aspen Forty Division
2012	8,055,535	1.19 to 1.24	9,722,240	0.71	0.25 to 0.55	23.48 to 23.85
2011	8,521,109	0.97 to 1.00	8,318,745	0.38	0.25 to 0.55	(7.21) to (6.93)
2010	9,372,843	1.04 to 1.07	9,858,177	0.35	0.25 to 0.55	6.16 to 6.48
2009	10,157,319	0.98 to 1.01	10,046,056	0.04	0.25 to 0.55	45.53 to 45.97
2008	11,421,610	0.67 to 0.69	7,755,604	0.13	0.25 to 0.55	(44.46) to (44.29)

Janus Aspen Worldwide Division
2012	8,878,669	0.71 to 0.74	6,358,185	0.88	0.25 to 0.55	19.42 to 19.78
2011	9,292,914	0.59 to 0.62	5,566,464	0.58	0.25 to 0.55	(14.21) to (13.96)
2010	9,999,379	0.69 to 0.71	6,983,072	0.62	0.25 to 0.55	15.20 to 15.55
2009	10,484,719	0.60 to 0.62	6,350,765	1.43	0.25 to 0.55	36.94 to 37.36
2008	11,498,811	0.44 to 0.45	5,081,179	1.23	0.25 to 0.55	(44.97) to (44.80)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MFS® Investors Trust Division
2012	135,592	$1.84 to $1.89	$250,573	0.93%	0.25% to 0.55%	18.53% to 18.88%
2011	123,069	1.55 to 1.59	191,824	0.89	0.25 to 0.55	(2.72) to (2.43)
2010	155,585	1.59 to 1.63	248,862	1.82	0.25 to 0.55	10.49 to 10.82
2009	374,603	1.44 to 1.47	548,246	1.61	0.25 to 0.55	26.20 to 26.58
2008	449,940	1.14 to 1.16	520,905	0.28	0.25 to 0.55	(33.45) to (33.25)

MFS® New Discovery Division
2012	715,521	2.34 to 2.40	1,691,993	-	0.25 to 0.55	20.56 to 20.92
2011	646,989	1.94 to 1.99	1,267,378	-	0.25 to 0.55	(10.76) to (10.49)
2010	517,112	2.17 to 2.22	1,137,946	-	0.25 to 0.55	35.59 to 36.00
2009	236,665	1.60 to 1.63	381,357	-	0.25 to 0.55	62.29 to 62.78
2008	213,962	0.99 to 1.00	212,334	-	0.25 to 0.55	(39.66) to (39.48)

MML Blend Division
2012	8,892,823	1.55 to 1.66	13,991,334	2.11	0.25 to 0.55	12.03 to 12.36
2011	9,169,368	1.38 to 1.48	12,864,012	2.08	0.25 to 0.55	4.21 to 4.52
2010	9,692,719	1.33 to 1.42	13,031,289	2.11	0.25 to 0.55	11.89 to 12.22
2009	10,553,117	1.18 to 1.26	12,687,458	2.66	0.25 to 0.55	19.89 to 20.25
2008	11,769,811	0.99 to 1.05	11,802,368	3.07	0.25 to 0.55	(23.16) to (22.93)

MML Blue Chip Growth Division
2012	3,259,913	0.73 to 1.02	2,446,392	0.09	0.25 to 0.55	17.66 to 18.02
2011	3,239,253	0.62 to 0.87	2,049,882	0.04	0.25 to 0.55	0.81 to 1.12
2010	3,219,823	0.62 to 0.86	2,017,819	0.08	0.25 to 0.55	15.53 to 15.88
2009	3,370,436	0.54 to 0.74	1,825,957	0.25	0.25 to 0.55	42.26 to 42.68
2008	3,735,206	0.38 to 0.52	1,421,402	-	0.25 to 0.55	(43.03) to (42.86)

MML Emerging Growth Division
2012[4]	-	0.85 to 0.88	-	-	0.25 to 0.55	6.76 to 6.87
2011	431,967	0.80 to 0.82	351,270	-	0.25 to 0.55	(7.06) to (6.78)
2010	511,884	0.86 to 0.88	447,185	-	0.25 to 0.55	24.60 to 24.98
2009	553,872	0.69 to 0.71	387,480	-	0.25 to 0.55	11.54 to 11.87
2008	433,206	0.62 to 0.63	271,267	-	0.25 to 0.55	(42.25) to (42.07)

MML Enhanced Index Core Equity Division
2012[4]	-	1.63 to 1.68	-	2.23	0.25 to 0.55	8.71 to 8.82
2011	74,499	1.50 to 1.54	113,550	1.36	0.25 to 0.55	2.01 to 2.32
2010	74,376	1.47 to 1.50	110,947	1.51	0.25 to 0.55	13.57 to 13.91
2009	75,091	1.30 to 1.32	98,407	-	0.25 to 0.55	23.39 to 23.76
2008	54,400	1.05 to 1.07	57,263	2.16	0.25 to 0.55	(37.64) to (37.45)

MML Equity Division
2012	25,800,923	1.20 to 1.28	31,313,702	1.93	0.25 to 0.55	15.41 to 15.76
2011	27,870,964	1.04 to 1.11	29,303,280	1.54	0.25 to 0.55	(4.28) to (4.00)
2010	30,398,759	1.08 to 1.15	33,380,309	1.85	0.25 to 0.55	14.14 to 14.48
2009	31,828,548	0.95 to 1.01	30,593,847	2.69	0.25 to 0.55	30.00 to 30.39
2008	34,268,059	0.73 to 0.77	25,326,337	-	0.25 to 0.55	(41.90) to (41.73)

MML Equity Index Division
2012	21,637,436	1.32 to 1.51	28,119,108	1.66	0.25 to 0.55	15.05 to 15.40
2011	23,328,018	1.15 to 1.31	26,331,785	1.69	0.25 to 0.55	1.29 to 1.59
2010	26,114,026	1.13 to 1.29	29,105,345	1.67	0.25 to 0.55	14.14 to 14.48
2009	29,660,223	0.99 to 1.12	28,836,055	2.64	0.25 to 0.55	25.64 to 26.02
2008	31,290,026	0.69 to 0.89	24,180,852	-	0.25 to 0.55	(37.49) to (37.30)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Inflation-Protected and Income Division
2012	2,390,111	$1.67 to $1.72	$4,030,011	3.28%	0.25% to 0.55%	6.30% to 6.62%
2011	2,271,278	1.57 to 1.61	3,601,349	5.11	0.25 to 0.55	12.87 to 13.21
2010	1,784,421	1.39 to 1.42	2,510,244	3.09	0.25 to 0.55	5.98 to 6.30
2009	1,986,376	1.31 to 1.34	2,639,842	2.13	0.25 to 0.55	10.56 to 10.89
2008	1,764,424	1.18 to 1.21	2,115,861	6.16	0.25 to 0.55	(4.88) to (4.60)

MML Large Cap Value Division
2012	2,009,831	1.37 to 1.42	2,797,143	0.70	0.25 to 0.55	12.54 to 12.88
2011	2,153,823	1.22 to 1.25	2,657,368	0.88	0.25 to 0.55	(4.42) to (4.13)
2010	2,429,684	1.27 to 1.31	3,132,232	0.82	0.25 to 0.55	11.74 to 12.07
2009	2,607,705	1.14 to 1.17	3,003,557	1.15	0.25 to 0.55	29.92 to 30.31
2008	2,858,676	0.88 to 0.90	2,531,333	-	0.25 to 0.55	(39.62) to (39.44)

MML Managed Bond Division
2012	7,190,291	2.05 to 2.21	15,013,779	2.84	0.25 to 0.55	5.19 to 5.51
2011	7,873,614	1.95 to 2.09	15,615,089	3.63	0.25 to 0.55	6.72 to 7.04
2010	9,028,643	1.83 to 1.95	16,781,583	3.77	0.25 to 0.55	6.38 to 6.70
2009	8,933,359	1.72 to 1.83	15,570,786	4.42	0.25 to 0.55	9.60 to 9.93
2008	7,970,456	1.57 to 1.67	12,661,906	4.72	0.25 to 0.55	1.82 to 2.12

MML Money Market Division
2012	8,068,625	1.25 to 1.34	10,162,283	-	0.25 to 0.55	(0.55) to (0.25)
2011	7,088,635	1.26 to 1.35	8,994,047	-	0.25 to 0.55	(0.55) to (0.25)
2010	8,923,802	1.27 to 1.35	11,335,704	0.03	0.25 to 0.55	(0.54) to (0.24)
2009	9,727,982	1.27 to 1.35	12,411,424	0.06	0.25 to 0.55	(0.48) to (0.18)
2008	11,781,489	1.25 to 1.36	15,035,292	2.05	0.25 to 0.55	1.54 to 1.85

MML NASDAQ-100® Division
2012[4]	-	1.37 to 1.41	-	0.35	0.25 to 0.55	15.83 to 15.95
2011	589,405	1.18 to 1.22	708,004	0.30	0.25 to 0.55	2.56 to 2.87
2010	401,927	1.15 to 1.18	466,499	0.13	0.25 to 0.55	19.01 to 19.37
2009	382,411	0.97 to 0.99	373,340	-	0.25 to 0.55	52.95 to 53.41
2008	333,698	0.63 to 0.65	213,075	-	0.25 to 0.55	(42.12) to (41.95)

MML Small Cap Growth Equity Division
2012	2,770,315	1.30 to 1.69	3,659,714	-	0.25 to 0.55	12.79 to 13.13
2011	2,971,782	1.15 to 1.49	3,481,825	-	0.25 to 0.55	(5.76) to (5.47)
2010	3,384,394	1.22 to 1.58	4,203,879	-	0.25 to 0.55	21.60 to 21.96
2009	3,674,016	1.01 to 1.29	3,745,609	-	0.25 to 0.55	37.65 to 38.06
2008	3,947,332	0.73 to 0.94	2,925,864	-	0.25 to 0.55	(38.88) to (38.69)

MML Small/Mid Cap Equity Division
2012	4,825,352	1.72 to 2.04	9,451,140	-	0.25 to 0.55	17.73 to 18.09
2011	5,222,392	1.46 to 1.73	8,697,599	0.96	0.25 to 0.55	(2.71) to (2.42)
2010	5,729,915	1.49 to 1.78	9,789,894	0.75	0.25 to 0.55	22.70 to 23.07
2009	6,503,970	1.21 to 1.45	9,061,260	0.50	0.25 to 0.55	35.80 to 36.21
2008	6,358,316	0.89 to 1.07	6,518,979	-	0.25 to 0.55	(38.57) to (38.38)

MML Small Company Opportunities Division
2012	-	-	-	-	-	-
2011	-	-	-	-	-	-
2010	-	-	-	-	-	-
2009	-	-	-	-	0.25 to 0.55	(8.84) to (8.75)
2008	855,008	1.14 to 1.16	980,109	0.21	0.25 to 0.55	(39.93) to (39.75)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Capital Appreciation Division
2012	21,801,500	$1.42 to $1.63	$29,455,735	0.66%	0.25% to 0.55%	13.49% to 13.83%
2011	23,554,497	1.25 to 1.43	27,996,985	0.37	0.25 to 0.55	(1.69) to (1.40)
2010	25,751,453	1.27 to 1.45	31,100,328	0.18	0.25 to 0.55	8.82 to 9.14
2009	27,309,887	1.17 to 1.33	30,366,267	0.32	0.25 to 0.55	43.72 to 44.16
2008	30,424,361	0.56 to 0.92	23,373,953	0.15	0.25 to 0.55	(45.82) to (45.65)

Oppenheimer Core Bond Division
2012	2,082,857	1.22 to 1.31	2,765,473	4.49	0.25 to 0.55	9.69 to 10.02
2011	1,916,537	1.11 to 1.20	2,312,667	5.84	0.25 to 0.55	7.67 to 8.00
2010	2,001,323	1.03 to 1.11	2,242,586	1.67	0.25 to 0.55	10.80 to 11.14
2009	1,911,031	0.92 to 1.00	1,931,369	-	0.25 to 0.55	9.01 to 9.34
2008	2,444,072	0.84 to 0.94	2,262,975	4.51	0.25 to 0.55	(39.38) to (39.20)

Oppenheimer Global Securities Division
2012	15,031,631	2.75 to 2.93	38,312,859	2.16	0.25 to 0.55	20.60 to 20.96
2011	16,515,117	2.28 to 2.42	34,832,850	1.30	0.25 to 0.55	(8.79) to (8.52)
2010	18,210,952	2.50 to 2.65	41,955,446	1.43	0.25 to 0.55	15.33 to 15.67
2009	20,183,877	2.17 to 2.29	40,088,750	2.23	0.25 to 0.55	39.01 to 39.42
2008	22,037,609	0.94 to 1.64	31,278,277	1.56	0.25 to 0.55	(40.52) to (40.34)

Oppenheimer Global Strategic Income Division
2012	4,549,318	2.30 to 2.38	10,541,794	5.75	0.25 to 0.55	12.91 to 13.25
2011	4,208,436	2.04 to 2.10	8,629,513	3.24	0.25 to 0.55	0.30 to 0.60
2010	4,794,939	2.04 to 2.09	9,797,505	8.13	0.25 to 0.55	14.34 to 14.68
2009	4,864,413	1.78 to 1.82	8,683,588	0.52	0.25 to 0.55	18.18 to 18.53
2008	5,191,897	1.50 to 1.54	7,831,639	4.91	0.25 to 0.55	(14.68) to (14.42)

Oppenheimer High Income Division
2012[7]	-	-	-	16.84	0.25 to 0.55	12.33 to 12.62
2011	3,143,050	0.41 to 0.43	1,315,922	8.81	0.25 to 0.55	(2.87) to (2.58)
2010	2,882,838	0.43 to 0.44	1,242,924	5.22	0.25 to 0.55	14.18 to 14.52
2009	2,540,315	0.37 to 0.39	958,001	-	0.25 to 0.55	24.63 to 25.00
2008	2,906,313	0.30 to 0.31	879,754	7.55	0.25 to 0.55	(78.79) to (78.73)

Oppenheimer Income Sub-Account
2012	-	1.50	-	-	0.90	9.30
2011	-	1.37	-	-	0.90	7.30
2010	-	1.28	-	4.63	0.90	10.42
2009	2,368	1.16	2,742	-	0.90	8.63
2008	24,273	1.07	25,867	5.25	0.90	(39.60)

Oppenheimer International Equity Sub-Account
2012	508	2.92	1,484	1.67	0.90	21.12
2011	2,073	2.41	5,006	1.02	0.90	(7.99)
2010	2,630	2.62	6,901	1.27	0.90	13.73
2009	3,029	2.31	6,991	1.52	0.90	38.00
2008	3,495	1.67	5,845	1.10	0.90	(43.15)

Oppenheimer International Growth Division
2012	2,976,781	1.75 to 1.81	5,295,141	1.48	0.25 to 0.55	21.55 to 21.91
2011	3,088,617	1.44 to 1.48	4,510,098	0.98	0.25 to 0.55	(7.67) to (7.40)
2010	3,309,198	1.56 to 1.60	5,225,684	1.24	0.25 to 0.55	14.13 to 14.47
2009	3,316,905	1.36 to 1.40	4,580,292	1.50	0.25 to 0.55	38.48 to 38.90
2008	3,811,855	0.99 to 1.01	3,801,661	1.10	0.25 to 0.55	(42.95) to (42.78)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Main Street Division
2012	7,613,727	$1.42 to $1.76	$8,986,198	0.95%	0.25% to 0.90%	1.51% to 16.58%
2011	7,959,259	1.00 to 1.22	8,063,433	0.86	0.25 to 0.55	(0.56) to (0.26)
2010	8,539,013	1.01 to 1.22	8,699,759	1.09	0.25 to 0.55	15.47 to 15.82
2009	9,376,075	0.87 to 1.05	8,266,507	1.92	0.25 to 0.55	27.58 to 27.97
2008	10,029,616	0.68 to 0.82	6,930,506	1.52	0.25 to 0.55	(38.81) to (38.62)

Oppenheimer Small- & Mid-Cap Growth Division
2012	23,620,843	1.37 to 1.40	29,136,201	-	0.25 to 0.55	15.81 to 16.16
2011	25,293,384	1.19 to 1.21	26,976,865	-	0.25 to 0.55	0.54 to 0.84
2010	27,139,661	1.18 to 1.20	28,925,682	-	0.25 to 0.55	26.77 to 27.15
2009	28,626,447	0.93 to 0.94	24,019,356	-	0.25 to 0.55	31.88 to 32.28
2008	29,648,193	0.36 to 0.71	18,805,618	-	0.25 to 0.55	(49.35) to (49.19)

Panorama Growth Sub-Account
2012[6]	-	-	-	1.23	0.90	14.02
2011	25,780	1.52	39,238	0.80	0.90	(0.65)
2010	29,876	1.53	45,772	1.15	0.90	14.48
2009	33,819	1.34	45,259	2.01	0.90	28.03
2008	40,415	1.05	42,246	1.73	0.90	(38.97)

Panorama Total Return Sub-Account
2012[5]	-	-	-	-	0.90	5.90
2011	-	1.43	-	-	0.90	(0.66)
2010	-	1.44	-	4.49	0.90	15.66
2009	678	1.24	842	-	0.90	18.71
2008	41,498	1.05	43,456	3.54	0.90	(39.20)

T. Rowe Price Blue Chip Growth Division
2012	2,214,244	1.86 to 1.92	4,169,392	0.17	0.25 to 0.55	17.61 to 17.96
2011	1,781,321	1.58 to 1.63	2,836,942	-	0.25 to 0.55	0.96 to 1.26
2010	2,289,445	1.57 to 1.61	3,624,638	-	0.25 to 0.55	15.75 to 16.10
2009	1,939,589	1.36 to 1.38	2,644,246	-	0.25 to 0.55	41.40 to 41.83
2008	2,120,299	0.96 to 0.97	2,044,150	0.10	0.25 to 0.55	(42.82) to (42.65)

T. Rowe Price Equity Income Division
2012	3,952,223	1.84 to 1.89	7,322,231	2.15	0.25 to 0.55	16.50 to 16.86
2011	4,327,112	1.58 to 1.62	6,876,335	1.75	0.25 to 0.55	(1.26) to (0.96)
2010	4,785,262	1.60 to 1.63	7,702,957	1.94	0.25 to 0.55	14.39 to 14.73
2009	4,537,046	1.40 to 1.42	6,375,096	2.04	0.25 to 0.55	24.91 to 25.29
2008	3,928,816	1.12 to 1.14	4,417,851	2.42	0.25 to 0.55	(36.46) to (36.27)

T. Rowe Price Mid-Cap Growth Division
2012	13,034,047	2.90 to 3.13	36,550,001	-	0.25 to 0.55	13.27 to 13.61
2011	14,220,291	2.56 to 2.75	35,156,983	-	0.25 to 0.55	(1.81) to (1.52)
2010	15,768,228	2.61 to 2.80	39,604,164	-	0.25 to 0.55	27.41 to 27.80
2009	17,482,395	2.05 to 2.19	34,447,967	-	0.25 to 0.55	44.85 to 45.28
2008	19,285,965	1.09 to 1.51	26,137,994	-	0.25 to 0.55	(40.09) to (39.91)

Templeton Foreign Securities Division
2012	4,749,615	1.49 to 1.64	7,213,141	3.06	0.25 to 0.55	17.58 to 17.94
2011	5,048,527	1.27 to 1.39	6,504,822	1.68	0.25 to 0.55	(11.12) to (10.86)
2010	5,654,179	1.43 to 1.56	8,186,199	1.87	0.25 to 0.55	7.81 to 8.14
2009	5,695,611	1.32 to 1.45	7,627,206	3.41	0.25 to 0.55	36.29 to 36.70
2008	6,255,597	0.97 to 1.06	6,140,860	2.40	0.25 to 0.55	(40.71) to (40.53)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division/sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division/sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the division/sub-account invests.

[2]

The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]	Effective April 27, 2012, this fund has closed and is no longer available.

[5]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Portfolio merged into Oppenheimer Balanced Fund/VA.

[6]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Portfolio merged into Oppenheimer Main Street Fund®/VA.

[7]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012 Oppenheimer High Income Fund/VA merged into Oppenheimer Global Strategic Income Fund/VA.

[8]	Prior to April 27, 2012, Invesco V.I. Diversified Dividend was formerly known as Invesco V.I. Dividend Growth.

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	Effective annual rate of 0.25% of the policy’s
This charge is assessed through a reduction in unit values.	average daily net assets in the Separate Account

Administrative Charge	$5 to $12 per month
This charge is assessed through the redemption of units.

Mortality and Expense Risk Charge	Effective annual rate of 0.25% to 0.65% of the
These charges are assessed through a reduction in unit values.	policy’s average daily net assets in the Separate Account

Face Amount Charge	$0.00 to $0.17 per $1,000 of face amount
This charge is assessed through a redemption of units.

Insurance Charge	$0.00 to $70.83 per $1,000 of insurance risk
This charge is assessed through a redemption of units.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk
This charge is assessed through a redemption of units.	$0.08 to $83.33 per $1,000 of face amount

Loan Interest Rate Expense Charge	Effective annual rate of 0.25% to 1.50% of the
This charge is assessed through a redemption of units.	loan amount

Notes To Financial Statements (Continued)

Rider Charges: The rider charges do not apply to all segments within the Separate Account. These charges are assessed through the redemption of units.

A. Disability Benefit	$0.01 to $0.26 per $1 of monthly deductions $0.00 to $0.32 per $100 of specified benefit amount

B. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

C. Other Insured	$0.03 to $25.01 per $1,000 of insurance risk

D. Waiver of Monthly Charges	$0.01 to $0.26 per $1 of monthly deductions

E. Estate Protection	$0.00 to $14.97 per $1,000 of insurance risk

F. Survivorship Term	$0.00 to $23.52 per $1,000 of insurance risk

$0.00 to $0.04 per $1,000 of face amount

G. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

9.	FUND REPLACEMENT

In 2009, MML Growth Equity Division was replaced by MML Blue Chip Growth Division. The former division had the contract value transferred to the current division.

Replaced Fund (no longer available) Fund re-named	Replacement Fund	Former Division	Current Division
MML Growth Equity Fund	MML Blue Chip Growth Fund	MML Growth Equity Division	MML Blue Chip Growth Division

10.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 4, 2013, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

LA2049	F-28

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2012 and 2011, and the related statutory statements of income, changes in shareholder’s equity and cash flows for the three-year period ended December 31, 2012, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles.

LA2046	FF-1

The Board of Directors and Shareholder of

C.M. Life Insurance Company

Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the three-year period ended December 31, 2012.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the three-year period ended December 31, 2012, in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

February 22, 2013

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2012	2011

	($ In Millions Except for Par Value)

Assets:

Bonds	$4,617	$4,746
Preferred stocks	24	20
Common stock - subsidiary	196	176
Common stocks - unaffiliated	5	7
Mortgage loans	772	879
Policy loans	178	196
Real estate	29	25
Partnerships and limited liability companies	230	235
Derivatives and other invested assets	286	227
Cash, cash equivalents and short-term investments	504	145

Total invested assets	6,841	6,656
Investment income due and accrued	34	43
Deferred income taxes	45	54
Other than invested assets	1	(1)

Total assets excluding separate accounts	6,921	6,752
Separate account assets	1,673	1,636

Total assets	$8,594	$8,388

Liabilities:

Policyholders’ reserves	$5,112	$5,102
Liabilities for deposit-type contracts	59	30
Contract claims and other benefits	22	24
Transfers due from separate accounts	(6)	(8)
Payable to parent	18	20
Federal income taxes	14	18
Asset valuation reserve	65	45
Securities sold under agreements to repurchase	198	190
Derivative collateral	173	229
Other liabilities	305	172

Total liabilities excluding separate accounts	5,960	5,822
Separate account liabilities	1,673	1,636

Total liabilities	7,633	7,458

Shareholder’s equity:

Common stock, $200 par value 50,000 shares authorized 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	450
Surplus	508	477

Total shareholder’s equity	961	930

Total liabilities and surplus	$8,594	$8,388

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Revenue:

Premium income	$385	$390	$446
Net investment income	355	331	346
Fees and other income	39	40	44

Total revenue	779	761	836

Benefits and expenses:

Policyholders’ benefits	700	770	740
Change in policyholders’ reserves	(138)	(211)	(114)
General insurance expenses	45	50	54
Commissions	26	27	31
State taxes, licenses and fees	9	11	9

Total benefits and expenses	642	647	720

Net gain from operations before federal income taxes	137	114	116
Federal income tax expense	47	1	26

Net gain from operations	90	113	90
Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	4	(22)	(30)

Net income	$94	$91	$60

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Shareholder’s equity, beginning of year	$930	$837	$718

Increase (decrease) due to:
Net income	94	91	60
Change in net unrealized capital (losses) gains, net of tax	(20)	32	8
Change in net unrealized foreign exchange capital losses, net of tax	(1)	(2)	(4)
Change in other net deferred income taxes	(17)	(44)	23
Change in nonadmitted assets	(12)	42	36
Change in reserve valuation basis	-	-	(1)
Change in asset valuation reserve	(20)	(15)	(18)
Prior period adjustments	7	(11)	17
Other	-	-	(2)

Net increase	31	93	119

Shareholder’s equity, end of year	$961	$930	$837

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Cash from operations:
Premium and other income collected	$430	$430	$499
Net investment income	341	307	333
Benefit payments	(701)	(759)	(741)
Net transfers to separate accounts	150	175	158
Commissions and other expenses	(82)	(86)	(102)
Federal and foreign income taxes paid	(63)	(21)	(2)

Net cash from operations	75	46	145

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,772	1,511	1,224
Common stocks - unaffiliated	4	4	13
Mortgage loans	207	172	157
Real estate	1	4	-
Partnerships	40	80	62
Preferred and affiliated common stocks	5	3	5
Other	(6)	123	4

Total investment proceeds	2,023	1,897	1,465

Cost of investments acquired:
Bonds	(1,580)	(1,981)	(1,560)
Common stocks - unaffiliated	(3)	(3)	(3)
Mortgage loans	(97)	(107)	(21)
Real estate	(5)	(10)	(5)
Partnerships	(40)	(84)	(54)
Preferred and affiliated common stocks	(8)	(6)	(9)
Other	(21)	2	(2)

Total investments acquired	(1,754)	(2,189)	(1,654)
Net decrease (increase) in policy loans	18	(4)	(6)

Net cash provided by (used in) investing activities	287	(296)	(195)

Cash from financing and other sources:
Net deposits on deposit-type contracts	27	4	8
Change in securities sold under agreements to repurchase	7	(90)	(19)
Change in derivative collateral	(56)	84	17
Other cash provided (applied)	19	(22)	4

Net cash provided by (used in) financing and other sources	(3)	(24)	10

Net change in cash, cash equivalents and short-term investments	359	(274)	(40)
Cash, cash equivalents and short-term investments, beginning of year	145	419	459

Cash, cash equivalents and short-term investments, end of year	$504	$145	$419

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual Financial Group (MMFG) is a global, diversified financial services organization comprised of MassMutual and its subsidiaries. MassMutual and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (U.S.) generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (d) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP does not have this limitation; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against shareholder’s equity, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (g) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (h) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims whereas U.S. GAAP would report these reinsurance balances as an asset; (i) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (j) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (k) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Shareholder’s Equity, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (l) payments received for universal and variable life insurance products, certain variable and fixed deferred annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (m) certain acquisition costs, such as commissions and other variable

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; and (n) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in current year shareholder’s equity on a pretax basis with any associated tax impact reported through earnings.

The following summarizes corrections of prior year errors:

	Year Ended December 31, 2012
	Increase (Decrease) to:
	Prior Year Income	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Reinsurance	$9	$9	$(9)
Other	(2)	(2)	2

Total	$7	$7	$(7)

	Year Ended December 31, 2011
	Increase (Decrease) to:
	Prior Year Income	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(6)	$(6)	$6
Other	(4)	(4)	4
Partnership income	(1)	(1)	1

Total	$(11)	$(11)	$11

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2010
	Increase (Decrease) to:
	Prior Year Income	Prior Year Shareholder’s Equity	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$21	$-	$21	$(21)
Partnership income	(4)	4	-	-

Total	$17	$4	$21	$(21)

The $4 million in partnership income was a reclassification within shareholder’s equity and therefore has no impact to total shareholder’s equity.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are obligations that are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds that are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those which are rated Categories 4 through 6 by the Securities Valuation Office (SVO), are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stock - subsidiary

The Company accounts for the value of its subsidiary, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded in net investment income when declared. The cost basis of common stock – subsidiary is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

f.	Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loans. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Mezzanine loans are subordinate to senior secured first liens. However, the Company has negotiated provisions, with the senior lender, within the loan documents to maximize control with the objective of mitigating the Company’s risks as the mezzanine lender. Residential mortgage loans are seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2012 and 2011. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company, are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate, held for sale, is initially carried at the lower of depreciated cost or fair value less estimated selling costs at the time the property is deemed held for sale and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships which generate low income housing tax credits (LIHTC), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and receivables for securities sold.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not available or are considered not reliable, the internally derived value is recorded. Changes in the fair value of these instruments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is nonadmitted on: (a) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds in default; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract.

n.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance receivables and other receivable items.

o.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of the DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, certain investments in partnerships for which audits are not performed, certain other receivables, and advances and prepayments amounts. These assets are designated as nonadmitted and are excluded from the Statutory Statements of Financial Position through a charge against surplus.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts including administrative and investment advisory fees.

The Company only has separate accounts classified as nonguaranteed for which the contract/policyholder assumes the investment risk. Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract/policyholders and are not recorded in the Statutory Statements of Income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

q.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method (CRVM) bases using the 1980 Commissioners’ Standard Ordinary mortality table with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDBs) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Certain individual variable annuity products issued by the Company offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDBs in excess of the contract value.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual fixed deferred annuities primarily use the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and are based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, expenses and discount interest rates.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value, a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market interest rates.

s.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

t.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported as a liability and the change in AVR, net of tax, is reported in shareholder’s equity.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses) which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

v.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold under agreements to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Securities sold under agreements to repurchase are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

w.	Other liabilities

Other liabilities primarily consist of IMR, derivative payables, amounts held for agents, remittances and items not allocated, pending security settlements and other liabilities including unearned income.

x.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

y.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

z.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses) are recognized in net income and include OTTI, and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

The Company considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, collateral type, investment structure and credit quality are critical elements in determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established, and recorded in net unrealized capital losses, for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Collectability and estimated decreases in collateral values are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation, which is done on an individual loan basis, is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the expected loss on the loan, the valuation allowance will be adjusted. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment will be required if the property’s estimated future net cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value. A new cost basis is recorded with an adjustment to realized capital losses.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships that generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.3% for future benefits of two years to 1.7% for future benefits of ten or more years and compares the results to its current book values. Impairments are recognized as realized capital losses.

Unrealized capital gains (losses)

Unrealized capital gains (losses) are recorded as a change in shareholder’s equity, net of tax.

aa.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statutory Statements of Income as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Income that differ from the federal statutory tax rate.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2010, the NAIC clarified its intent regarding the bifurcation of all realized gains and losses on sales of loan-backed and structured securities. This guidance requires a cash flow analysis at the date of sale to bifurcate the realized gain or loss between credit and noncredit. The credit portion is reported in the AVR and the noncredit portion is deferred and amortized to the IMR. This guidance was issued as a revision to Statement of Statutory Accounting Principles (SSAP) No. 43R, “Loan-backed and Structured Securities,” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In October 2010, the NAIC modified the definitions of loan-backed and structured securities included in SSAP No. 43R. The revised definitions expand the requirement to include any securitized asset where the underlying cash flows are from all types of asset pools and not just those originating from either mortgages or securities. Regardless of the underlying collateral, each security structured through a special purpose entity, trust or LLC is expected to be reported as a SSAP No. 43R security, not as an issuer obligation under SSAP No. 26, “Bonds, excluding Loan-backed and Structured Securities.” This guidance was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC revised guidance pertaining to disclosure of withdrawal characteristics. These revisions expand the disclosure requirements for annuity actuarial reserves and deposit liabilities by withdrawal characteristics in accordance with the following categories: general account, separate account with guarantees, separate account nonguaranteed and the total. This guidance was issued as SSAP No. 51, “Life Contracts,” SSAP No. 52, “Deposit-Type Contracts” and SSAP No. 61, “Life, Deposit-Type and Accident and Health Reinsurance” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In March 2011, the NAIC issued revisions to SSAP No. 100, “Fair Value Measurements,” which requires additional fair value disclosures. These additional disclosures include a disclosure of the fair value hierarchy of items that are disclosed with a fair value measurement but are not valued at fair value in the balance sheet. Also, for financial instruments carried at fair value, companies are required to disclose purchases, sales, issuances and settlements on a gross basis for fair value measurements categorized in Level 3 of the fair value hierarchy. These new requirements were effective January 1, 2012.

In November 2011, the NAIC issued SSAP No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.” This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement supersedes SSAP No. 10, “Income Taxes” and SSAP No. 10R, “Income Taxes, A Temporary Replacement of SSAP No. 10,” which expired on December 31, 2011. SSAP No. 101, which was effective on January 1, 2012, has: 1) restricted the ability to use the 3 years/15 percent of surplus admission rule to those reporting entities that meet the modified Risk Based Capital (RBC) ratio (Ex-DTA RBC ratio) threshold, 2) changed the recognition threshold for recording tax contingency reserves from a probable liability standard to a more-likely-than-not liability standard, 3) required the disclosure of tax planning strategies that relate to reinsurance and, 4) required consideration of reversal patterns of DTAs and Deferred Tax Liabilities (DTLs) in determining the extent to which DTLs could offset DTAs on the balance sheet. There was no cumulative effect of adopting this standard.

b.	Future adoption of new accounting standards

In March 2012, the NAIC issued SSAP No. 103, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” This SSAP will supersede SSAP No. 91R, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. The change to SSAP No. 91R incorporates the U.S. GAAP guidance of the Financial Accounting Standards Board (FASB) Statement No. 166, “Accounting for Transfers and Servicing of Financial Assets, an amendment of FASB Statement No. 140,” and Accounting Standards Update (ASU) No. 2011-03, “Transfers and Servicing (Topic 860), Reconsideration of Effective Control for Repurchase Agreements,” with modifications to conform the guidance to statutory accounting concepts. These modifications are primarily related to concepts that are not applicable or consistent with statutory accounting (e.g., rejection of U.S. GAAP consideration for consolidated affiliates, references to U.S. GAAP standards, methods, references and guidance not adopted for/applicable to statutory accounting). The Company is required to adopt the guidance prospectively as of January 1, 2013. Early adoption is not permitted. Adoption of this guidance is not expected to have a significant impact on the Company’s financial statements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2012
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$336	$53	$-	$389
All other governments	1	-	-	1
States, territories and possessions	92	12	-	104
Special revenue	128	23	-	151
Industrial and miscellaneous	3,714	358	18	4,054
Parent, subsidiaries and affiliates	346	19	11	354

Total	$4,617	$465	$29	$5,053

Note: The unrealized losses exclude $1 million of losses embedded in the carrying value, which include $1 million from NAIC Category 6 bonds and less than $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

	December 31, 2011
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$631	$108	$-	$739
States, territories and possessions	81	7	-	88
Special revenue	126	19	-	145
Industrial and miscellaneous	3,601	258	74	3,785
Parent, subsidiaries and affiliates	307	12	22	297

Total	$4,746	$404	$96	$5,054

Note: The unrealized losses exclude $2 million of losses embedded in the carrying value, which include $2 million from NAIC Category 6 bonds and less than $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS as of December 31, 2012 and 2011:

		December 31,
		2012		2011

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/Aa/A	$2,390	52%	$2,734	58%
2	Baa	1,824	40	1,697	36
3	Ba	200	4	153	3
4	B	149	3	91	2
5	Caa and lower	42	1	59	1
6	In or near default	12	-	12	-

	Total	$4,617	100%	$4,746	100%

The following sets forth RMBS and CMBS subject to modeling as of December 31, 2012 and 2011 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by outside modelers:

	December 31,
	2012				2011

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$133	97%	$261	100%	$152	85%	$295	99%
2	1	1	-	-	9	5	-	-
3	2	1	1	-	8	4	1	1
4	1	1	-	-	10	6	-	-

	$137	100%	$262	100%	$179	100%	$296	100%

The following summarizes the carrying value and fair value of bonds as of December 31, 2012 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$193	$190
Due after one year through five years	1,158	1,229
Due after five years through ten years	1,762	1,947
Due after 10 years	1,504	1,687

Total	$4,617	$5,053

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended
	December 31,
	2012	2011	2010

	(In Millions)

Proceeds from sales	$610	$570	$459
Gross realized capital gains from sales	61	11	19
Gross realized capital losses from sales	(2)	(7)	(10)

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2012 and 2011:

	December 31, 2012

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$231	$5	160	$232	$14	321
Parent, subsidiaries and affiliates	-	-	-	80	11	12

Total	$231	$5	160	$312	$25	333

Note: The unrealized losses include $1 million of losses embedded in the carrying value from NAIC Category 6 bonds and less than $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

	December 31, 2011

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$518	$19	403	$258	$56	459
Parent, subsidiaries and affiliates	212	8	19	46	15	10

Total	$730	$27	422	$304	$71	469

Note: The unrealized losses include $2 million of losses embedded in the carrying value from NAIC Category 6 bonds and less than $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

Based on the Company’s policies, as of December 31, 2012 and 2011, the Company has not deemed these unrealized losses to be other than temporary because the carrying value of the investments is expected to be realized based on the Company’s analysis of fair value or, for loan-backed and structured securities, based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2012, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $213 million. Securities in an unrealized loss position for less than 12 months had a fair value of $28 million and unrealized losses of $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $185 million and unrealized losses of $14 million. These securities were primarily categorized as industrial and miscellaneous and parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2012 or 2011 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $3 million as of December 31, 2012 and 2011.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2012 and 2011, RMBS had a total carrying value of $208 million and $252 million and a fair value of $223 million and $232 million, of which approximately 40% and 46%, based on carry value, was classified as Alt-A, respectively. As of December 31, 2012 and 2011, Alt-A and subprime RMBS had a total carrying value of $110 million and $153 million and a fair value of $113 million and $121 million, respectively.

During the year ended December 31, 2012, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2012 and 2011, total leveraged loans and leveraged loan CDOs had a carrying value of $580 million and $541 million and a fair value of $597 million and $531 million, of which approximately 91% and 94%, based on carry value, were domestic leveraged loans and CDOs, respectively.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $270 million and fair value of $291 million as of December 31, 2012 and a carrying value of $313 million and fair value of $326 million as of December 31, 2011.

b.	Preferred stocks

The Company held preferred stocks with carrying values of $24 million and fair values of $28 million as of December 31, 2012 and carrying values of $20 million and fair values of $23 million as of December 31, 2011.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $13 million as of December 31, 2012 and $11 million as of December 31, 2011.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2012	2011

	(In Millions)

Adjusted cost basis	$3	$3
Gross unrealized gains	2	4

Carrying value	$5	$7

As of December 31, 2012 and 2011, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million in one issuer. Based upon the Company’s impairment review process discussed in Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2012 or 2011.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $2 million as of December 31, 2012 and $4 million as of December 31, 2011.

d.	Common stock - subsidiary

MML Bay State primarily provides variable life and bank-owned life insurance business. The Company did not receive a dividend from MML Bay State in 2012 or 2011. The Company received a dividend from MML Bay State of $37 million in 2010. The Company did not receive a return of capital from MML Bay State in 2012 or 2011. The Company received a return of capital of $3 million from MML Bay State in 2010. A majority of MML Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $20 million of shareholder’s equity is available for distribution to the shareholder in 2013 without prior regulatory approval.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2012 or 2011.

Summarized below is statutory financial information for MML Bay State:

	As of and for Years Ended December 31,

	2012	2011	2010

	(In Millions)

Total revenue	$112	$117	$116
Net income	22	29	36
Assets	4,489	4,411	4,413
Liabilities	4,293	4,235	4,261
Equity	196	176	152

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the U.S. and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans for which the Company is a secondary lender for commercial properties in development. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are seasoned pools of homogeneous residential mortgage loans substantially backed by FHA and VA guarantees. The Company does not originate any residential mortgages but invests in seasoned residential mortgage loan pools that may contain mortgages of subprime credit quality. As of December 31, 2012 and 2011, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region of the country for the years ended December 31, 2012 and 2011.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2012		2011

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$521	$530	$632	$639
Mezzanine loans	1	1	1	1

Total commercial mortgage loans	522	531	633	640

Residential mortgage loans:
FHA insured and VA guaranteed	247	249	241	239
Other residential loans	3	3	5	5

Total residential mortgage loans	250	252	246	244

Total mortgage loans	$772	$783	$879	$884

As of December 31, 2012, scheduled mortgage loan maturities, net of valuation allowances, for commercial and residential loans were as follows (in millions):

2013	$85
2014	74
2015	56
2016	69
2017	46
Thereafter	192

Commercial mortgage loans	522
Residential mortgage loans	250

Total	$772

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation (classification of prior year amounts has been adjusted to conform with the Company’s current year translation method):

	December 31, 2012

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$152	$224	$68	$62	$15	$521
Mezzanine loans	-	-	-	-	1	1

Total commercial mortgage loans	152	224	68	62	16	522

Residential mortgage loans:
FHA insured and VA guaranteed	247	-	-	-	-	247
Other residential loans	3	-	-	-	-	3

Total residential mortgage loans	250	-	-	-	-	250

Total mortgage loans	$402	$224	$68	$62	$16	$772

	December 31, 2011

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$159	$273	$104	$92	$4	$632
Mezzanine loans	-	-	-	-	1	1

Total commercial mortgage loans	159	273	104	92	5	633

Residential mortgage loans:
FHA insured and VA guaranteed	241	-	-	-	-	241
Other residential loans	5	-	-	-	-	5

Total residential mortgage loans	246	-	-	-	-	246

Total mortgage loans	$405	$273	$104	$92	$5	$879

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2012

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$221	$20	$10	$251	48%
Industrial and other	70	45	-	115	22
Apartments	81	-	1	82	16
Retail	27	2	19	48	9
Hotels	21	-	5	26	5

Total	$420	$67	$35	$522	100%

	December 31, 2011

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$253	$36	$4	$293	46%
Industrial and other	69	47	14	130	21
Apartments	107	28	6	141	22
Retail	28	2	19	49	8
Hotels	15	-	5	20	3

Total	$472	$113	$48	$633	100%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2012

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$141	70%
Texas	35	70%
New York	32	49%
Massachusetts	31	62%
Illinois	27	83%
Pennsylvania	27	50%
All other states	184	61%
Canada	35	67%
United Kingdom	10	48%

Total commercial mortgage loans	$522	64%

Note: All other states consists of 23 states, with no individual state exposure exceeding $23 million.

	December 31, 2011

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$169	75%
Massachusetts	43	59%
Texas	39	71%
New York	37	48%
District of Columbia	36	67%
Illinois	31	76%
All other states	214	64%
Canada	64	75%

Total commercial mortgage loans	$633	68%

Note: All other states consists of 24 states, with no individual state exposure exceeding $28 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loan interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2012			2011

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	1.2%	8.4%	5.2%	0.9%	8.4%	5.4%
Residential mortgage loans	2.6%	10.0%	5.7%	3.0%	10.0%	5.9%
Mezzanine mortgage loans	9.0%	12.0%	10.1%	9.0%	15.0%	9.8%

Mortgage loan interest rates, including fixed and variable, on new issues were:

	Years Ended December 31,
	2012			2011

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.7%	4.8%	4.2%	4.1%	5.2%	4.7%
Residential mortgage loans	5.1%	5.3%	5.1%	5.1%	6.2%	5.3%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% as of December 31, 2012 and 2011. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 93.0% as of December 31, 2012 and 97.0% as of December 31, 2011.

The following presents a summary of the Company’s impaired mortgage loans:

	December 31, 2012

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Mezzanine loans	$-	$-	$1	$(1)	$-

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	1	-	-

Total impaired commercial mortgage loans	$-	$-	$2	$(1)	$-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Mezzanine loans	$-	$-	$2	$(2)	$-

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	1	1	-	-

Total impaired commercial mortgage loans	$-	$1	$3	$(2)	$-

	December 31, 2010

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$52	$52	$59	$(7)	$4
Mezzanine loans	2	2	4	(3)	-

Total	54	54	63	(10)	4

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	1	-	-

Total impaired commercial mortgage loans	$54	$54	$64	$(10)	$4

The following presents changes in the valuation allowance recorded for the Company’s mortgage loans:

	Years Ended December 31,
	2012			2011			2010

	Commercial

	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$-	$(2)	$(2)	$(7)	$(3)	$(10)	$(15)	$(3)	$(18)
Additions	-	-	-	-	-	-	(3)	(1)	(4)
Decreases	-	1	1	5	-	5	3	1	4
Write-downs	-	-	-	2	1	3	8	-	8

Ending balance	$-	$(1)	$(1)	$-	$(2)	$(2)	$(7)	$(3)	$(10)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2012, the Company did not hold any past due commercial or residential mortgage loans. The carrying value of commercial mezzanine loans for which the Company has suspended interest accruals was $1 million as of December 31, 2012 and 2011. The Company did not have any mortgage loans with interest more than 180 days past due as of December 31, 2012, 2011 or 2010. The Company had one restructured commercial mortgage loan with a total carrying value of less than $1 million as of December 31, 2012 and 2011. There were no restructured residential mortgage loans as of December 31, 2012 or 2011.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2012	2011

	(In Millions)

Held for the production of income	$43	$42
Accumulated depreciation	(6)	(5)
Encumbrances	(8)	(12)

Total real estate	$29	$25

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Upon management’s approval for the sale of a property it is classified as held for sale.

As of December 31, 2012 and 2011, the Company did not hold any nonincome producing real estate.

Depreciation expense on real estate was $1 million for the years ended December 31, 2012, 2011 and 2010.

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category are:

	December 31,
	2012	2011

	(In Millions)

Common stocks	$84	$87
Real estate	84	72
Fixed maturities/preferred stock	46	56
Mortgage loans	4	7
LIHTC	6	7
Other	6	6

Total	$230	$235

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2012 or 2011 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$237	$235	$224
Preferred stocks	1	1	1
Common stocks - subsidiaries and affiliates	-	-	37
Common stocks - unaffiliated	-	-	1
Mortgage loans	44	50	56
Policy loans	9	10	11
Real estate	3	2	2
Partnerships and LLCs	30	20	11
Derivatives	29	12	2
Cash, cash equivalents and short-term investments	2	1	1
Other	-	2	1

Subtotal investment income	355	333	347
Amortization of the IMR	14	11	11
Investment expenses	(14)	(13)	(12)

Net investment income	$355	$331	$346

i.	Net realized capital gains (losses)

Net realized capital gains (losses) including OTTI were comprised of the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$48	$(10)	$(5)
Preferred stocks	1	1	-
Common stocks - unaffiliated	1	1	2
Mortgage loans	6	(4)	(6)
Partnerships and LLCs	(7)	2	(9)
Derivatives and other	49	95	4

Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	98	85	(14)
Net federal and state tax expense	(13)	(6)	(4)

Net realized capital gains (losses) before deferral to the IMR	85	79	(18)
Net after tax gains deferred to the IMR	(81)	(101)	(12)

Net realized capital gains (losses)	$4	$(22)	$(30)

Portions of realized capital gains (losses), deemed to be interest related, were deferred into the IMR. The IMR liability balance was $103 million as of December 31, 2012 and $36 million as of December 31, 2011 and was included in other liabilities on the Statutory Statements of Financial Position.

Refer to Note 2u. “Interest maintenance reserve” for information on the Company’s policy for IMR.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

OTTI, which are included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$(11)	$(14)	$(14)
Mortgage loans	-	(4)	(5)
Partnerships and LLCs	(6)	(5)	(10)

Total	$(17)	$(23)	$(29)

For the years ended December 31, 2012, 2011 and 2010, the Company recognized $8 million, $11 million and $12 million, respectively, of OTTI on structured and loan backed securities primarily due to the present value of expected cash flows being less than the amortized cost.

For the year ended December 31, 2012, 64% of the $11 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2011, 79% of the $14 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2010, 86% of the $14 million of bond OTTI were determined using internally developed models.

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

j.	Securities sold under agreements to repurchase

The Company had securities sold under agreements to repurchase with carrying values of $198 million as of December 31, 2012 and $190 million as of December 31, 2011. As of December 31, 2012, the maturity of these agreements was January 3, 2013 and the interest rate was 0.3%. The outstanding amounts were collateralized by bonds with a fair value of $199 million as of December 31, 2012 and $197 million as of December 31, 2011.

k.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the actual instrument or when the simulated instruments are unavailable. Synthetic assets can be created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic assets with a net notional amount of $117 million as of December 31, 2012 and $169 million as of December 31, 2011. Of this amount, $13 million as of December 31, 2012 and $23 million as of December 31, 2011, were considered replicated asset transactions as defined under statutory accounting principles as the pairing of a long derivative contract with a cash instrument held. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by accounting rules, the Company intentionally has not applied hedge accounting.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap at a future date. The Company purchases these options to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss as interest rates rise. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” forward contracts (TBAs) to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method of participating in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long-term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters agreements with counterparties that allow for contracts in a positive position, in which the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $42 million as of December 31, 2012 and $88 million as of December 31, 2011. In the event of default the full market value exposure at risk in a net gain position, net of offsets and collateral, was $4 million as of December 31, 2012 and $5 million as of December 31, 2011. The amount at risk using NAIC prescribed rules was $4 million as of December 31, 2012 and $11 million as of December 31, 2011. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

If amounts are due from the counterparty, they are reported as an asset. If amounts are due to the counterparty, they are reported as a liability. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset carrying value positions in other derivative categories.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2012

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$191	$7,826	$192	$6,026
Options	44	1,984	(18)	100
Currency swaps	(2)	38	-	81
Forward contracts	-	103	1	78
Credit default swaps	-	52	(1)	23
Financial futures - long positions	-	602	-	-

Total	$233	$10,605	$174	$6,308

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$123	$8,326	$151	$4,231
Options	102	734	(26)	680
Forward contracts	4	215	-	4
Currency swaps	(3)	62	1	64
Credit default swaps	-	59	(1)	32
Financial futures - long positions	-	391	-	-

Total	$226	$9,787	$125	$5,011

In most cases, the notional amounts are not a measure of the Company’s credit exposure. The exceptions to this rule are mortgage-backed forwards and credit default swaps that sell protection. In the event of default, the Company is fully exposed to the notional amounts of $117 million as of December 31, 2012 and $169 million as of December 31, 2011. Collateral is exchanged for all derivative types except mortgage-backed forwards. For all other contracts, the amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The weighted average fair value of outstanding derivative financial instrument assets was $223 million for the year ended December 31, 2012 and was $174 million for the year ended December 31, 2011. The weighted average fair value of outstanding derivative financial instrument liabilities was $150 million for the year ended December 31, 2012 and was $70 million for the year ended December 31, 2011.

The following represents the Company’s gross notional interest rate swap positions:

	December 31,
	2012	2011

	(In Millions)

Open interest rate swaps in a fixed pay position	$8,274	$7,588
Open interest rate swaps in a fixed receive position	5,578	4,969

Total interest rate swaps	$13,852	$12,557

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	December 31,
	2012		2011

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Open Contracts	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Open Contracts

	(In Millions)

Interest rate swaps	$(10)	$26	$(1)	$(89)
Currency swaps	(6)	2	-	3
Options	23	(86)	(28)	85
Credit default swaps	-	-	-	(1)
Forward contracts	9	(5)	9	3
Financial futures - long positions	35	-	118	-
Financial futures - short positions	(3)	-	(2)	-

Total	$48	$(63)	$96	$1

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2012					December 31, 2011

	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Carrying Value	Fair Value

	(In Millions)					(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$336	$389	$-	$388	$1	$631	$739
All other governments	1	1	-	1	-	-	-
States, territories and possessions	92	104	-	104	-	81	88
Special revenue	128	151	-	151	-	126	145
Industrial and miscellaneous	3,714	4,054	-	2,707	1,347	3,601	3,785
Parent, subsidiaries and affiliates	346	354	-	149	205	307	297
Preferred stocks	24	28	12	2	14	20	23
Common stock - unaffiliated	5	5	3	-	2	7	7
Mortgage loans - commercial	522	531	-	-	531	633	640
Mortgage loans - residential	250	252	-	-	252	246	244
Cash, cash equivalents and short-term investments	504	504	32	472	-	145	145
Separate account assets	1,673	1,673	1,673	-	-	1,636	1,636
Derivatives:
Interest rate swaps	191	191	-	191	-	123	123
Options	44	44	-	44	-	102	102
Currency swaps	(2)	(2)	-	(2)	-	(3)	(3)
Forward contracts	-	-	-	-	-	4	4
Financial liabilities:
Securities sold under agreements to repurchase	198	198	-	198	-	190	190
Investment-type insurance contracts:
Individual annuity investment contracts	3,404	3,759	-	-	3,759	3,406	3,621
Supplementary investment contracts	51	51	-	-	51	23	24
Derivatives:
Interest rate swaps	192	192	-	192	-	151	151
Options	(18)	(18)	-	(18)	-	(26)	(26)
Currency swaps	-	-	-	-	-	1	1
Forward contracts	1	1	-	1	-	-	-
Credit default swaps	(1)	(1)	-	(1)	-	(1)	(1)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendors to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities and mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value for investment-type insurance contracts is determined as follows:

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value hierarchy

The following presents the Company’s fair value hierarchy for assets and liabilities carried at fair value:

	December 31, 2012

	Level 1	Level 2	Level 3	Netting(1)	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$-	$4	$-	$4
Common stock - unaffiliated	3	-	2	-	5
Cash equivalents and short-term investments(2)	-	472	-	-	472
Separate account assets	1,673	-	-	-	1,673
Derivatives:
Interest rate swaps	-	631	-	(440)	191
Options	-	62	-	(18)	44
Currency swaps	-	4	-	(6)	(2)
Credit default swaps	-	2	-	(2)	-

Total financial assets carried at fair value	$1,676	$1,171	$6	$(466)	$2,387

Financial liabilities:
Securities sold under agreement to repurchase	$-	$198	$-	$-	$198
Derivatives:
Interest rate swaps	-	632	-	(440)	192
Options	-	-	-	(18)	(18)
Currency swaps	-	6	-	(6)	-
Forward contracts	-	1	-	-	1
Credit default swaps	-	1	-	(2)	(1)

Total financial liabilities carried at fair value	$-	$838	$-	$(466)	$372

(1) Netting adjustments represent offsetting positions that may exist under a master netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.
(2) Does not include cash of $32 million.

For the year ended December 31, 2012, there were no significant transfers between Level 1 and Level 2.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Level 1	Level 2	Level 3	Netting(1)	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$1	$3	$-	$4
Common stock - unaffiliated	3	-	4	-	7
Cash equivalents and short-term investments(2)	-	129	-	-	129
Separate account assets	1,636	-	-	-	1,636
Derivatives:
Interest rate swaps	-	542	-	(419)	123
Options	-	128	-	(26)	102
Currency swaps	-	6	-	(9)	(3)
Forward contracts	-	4	-	-	4
Credit default swaps	-	2	-	(2)	-

Total financial assets carried at fair value	$1,639	$812	$7	$(456)	$2,002

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$570	$-	$(419)	$151
Options	-	-	-	(26)	(26)
Currency swaps	-	10	-	(9)	1
Credit default swaps	-	1	-	(2)	(1)

Total financial liabilities carried at fair value	$-	$581	$-	$(456)	$125

(1) Netting adjustments represent offsetting positions that may exist under a master netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.
(2) Does not include cash of $16 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Valuation Techniques and Inputs

The Company determines the estimated fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Cash equivalents and short–term investments - Cash equivalents and short-term investments consist of highly liquid investments and include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash equivalents and short–term investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Derivative assets and derivative liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily upon quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets that are carried at fair value:

	Year Ended December 31, 2012

	Bonds Industrial and Miscellaneous	Common Stock Unaffiliated	Total Level 3 Financial Assets Carried at Fair Value

	(In Millions)

Balance as of January 1, 2012	$3	$4	$7
(Losses) gains in net income	(2)	1	(1)
Gains (losses) in surplus	-	(2)	(2)
Issuances	6	-	6
Settlements	(8)	(1)	(9)
Other transfers (1)	5	-	5

Balance as of December 31, 2012	$4	$2	$6

(1)This row identifies assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but change in lower of cost or market carrying basis.

	Year Ended December 31, 2011

	Bonds Industrial and Miscellaneous	Common Stock Unaffiliated	Total Level 3 Financial Assets Carried at Fair Value

		(In Millions)

Balance as of January 1, 2011	$10	$3	$13
(Losses) gains in net income	(3)	1	(2)
Gains in surplus	1	1	2
Issuances	10	-	10
Settlements	(8)	(1)	(9)
Other transfers (1)	(7)	-	(7)

Balance as of December 31, 2011	$3	$4	$7

(1)This row identifies assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but change in lower of cost or market carrying basis.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2012		2011

	Gross	Net	Gross	Net

	(In Millions)

Ordinary renewal	$(24)	$(23)	$(28)	$(27)
Group life	1	1	1	1

Total	$(23)	$(22)	$(27)	$(26)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2q. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary renewal business consists of the basic amount of premium required on the underlying life insurance policies.

7.	Related party transactions

As of December 31, 2012 and 2011, the Company reported less than $1 million and $1 million, respectively, as amounts due from subsidiaries and affiliates and $18 million and $20 million, respectively, as amounts due to subsidiaries and affiliates. Terms generally require settlement of these amounts within 30 to 90 days.

The Company has modified coinsurance (Modco) quota-share reinsurance agreements with MassMutual where the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 1.34% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $140 million in 2012, $72 million in 2011 and $78 million in 2010 and it was not exceeded in any of the years.

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net amounts outstanding with MassMutual for the various reinsurance agreements were $4 million due from MassMutual as of December 31, 2012 and less than $1 million due to MassMutual as of December 31, 2011. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Premium expense ceded, related to:
Modified coinsurance agreements	$(11)	$(12)	$(13)
Stop-loss agreements	(1)	(1)	(1)
Coinsurance agreements	(52)	(56)	(62)

Modified coinsurance adjustments ceded, included in fees and other expense	(26)	(27)	(27)

Expense allowances on reinsurance ceded, included in fees and other income, related to:
Modified coinsurance agreements	3	3	4
Coinsurance agreements	16	16	17

Policyholder benefits ceded, related to:
Modified coinsurance agreements	32	30	34
Coinsurance agreements	90	80	42

Experience refunds received, related to:
Stop-loss agreements	-	-	1

Pursuant to a management agreement, MassMutual furnishes the Company with operating facilities, human resources, computer software development and managerial services for a fee. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Fee income:
Recordkeeping and other services	$1	$2	$2
Fee expense:
Management and service contracts and cost-sharing arrangements	56	62	65

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its subsidiary, MML Bay State, participate in variable annuity exchange programs with its parent, MassMutual, where certain variable annuity contract holders of either company can make nontaxable exchanges of their contract for an enhanced variable annuity contract of the other company. The Company recorded premium income of $1 million in 2012, 2011 and 2010. The Company recorded surrender benefits of $2 million, $5 million and $8 million in 2012, 2011 and 2010, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not receive any net commissions for the years ended December 31, 2012, 2011 and 2010.

8.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term, coinsurance or modified coinsurance basis. The Company’s retention limit per individual life insured is generally $15 million.

Refer to Note 7. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2012, the resulting reduction in shareholder’s equity due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $294 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in premium income in the Statutory Statements of Income were as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Direct premium	$536	$542	$603
Premium ceded	(151)	(152)	(157)

Total net premium	$385	$390	$446

Reinsurance recoveries ceded	$233	$194	$150

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2012	2011

	(In Millions)

Reinsurance reserves ceded	$(1,113)	$(1,075)

Amounts recoverable from reinsurers	47	47

As of December 31, 2012, one reinsurer accounted for 32% of the outstanding reinsurance recoverable and the next largest reinsurer had 25% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

In 2012, the Company executed two new agreements, which include policies or contracts that were in force and had existing reserves established by the Company. The reinsurance reserves ceded for these agreements were $11 million.

9.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had total life insurance in force of $40,266 million and $42,352 million as of December 31, 2012 and 2011, respectively. Of this total, the Company had $1,443 million and $1,905 million of life insurance in force as of December 31, 2012 and 2011, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by types of product:

	December 31,
	2012				2011

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)
Individual annuities	$3,416	4.5%	-	9.0%	$3,416	4.5%	-	9.0%
Individual universal and variable life	1,620	4.0%	-	4.5%	1,611	4.0%	-	4.5%
Group life	73	2.5%	-	4.0%	72	2.5%	-	4.0%
Individual life	3	4.5%	-	4.5%	3	4.5%	-	4.5%

Total	$5,112				$5,102

Group life includes corporate-owned life insurance products and individual life includes term insurance.

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $59 million and $30 million as of December 31, 2012 and 2011, respectively, were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 0.3% - 3.3% as of December 31, 2012 and 2011.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits on annuity contracts is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2011	$18
Incurred guarantee benefits	4
Paid guarantee benefits	(2)

Liability as of December 31, 2011	20
Incurred guarantee benefits	(11)
Paid guarantee benefits	(1)

Liability as of December 31, 2012	$8

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2012 and 2011. As of December 31, 2012 and 2011, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account value, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2012			2011

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

GMDB	$1,620	$58	64	$1,593	$89	63

Account balances of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2012	2011

	(In Millions)

Separate account	$1,266	$1,256
General account	354	337

Total	$1,620	$1,593

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2012	2011

	(In Millions)

Beginning balance	$525	$514
Net liability increase	34	11

Ending balance	$559	$525

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Federal income taxes

The Company provides for deferred income taxes based on an admissibility limitation of 15% of surplus and a three year reversal/realization period.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31, 2012

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$148	$57	$205
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	148	57	205
DTAs nonadmitted	(90)	-	(90)

Subtotal net admitted DTA	58	57	115
Total gross DTLs	-	(70)	(70)

Net admitted DTA(L)	$58	$(13)	$45

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$346	$63	$409
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	346	63	409
DTAs nonadmitted	(76)	-	(76)

Subtotal net admitted DTA	270	63	333
Total gross DTLs	(195)	(84)	(279)

Net admitted DTA(L)	$75	$(21)	$54

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$(198)	$(6)	$(204)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	(198)	(6)	(204)
DTAs nonadmitted	(14)	-	(14)

Subtotal net admitted DTA	(212)	(6)	(218)
Total gross DTLs	195	14	209

Net admitted DTA(L)	$(17)	$8	$(9)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Pursuant to issued guidance, the Company is admitting DTAs for the current reporting period in accordance with the NAIC approved revisions effective for 2011 and 2012. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2012

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$-	$-
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	38	7	45
2. Adjusted gross DTA allowed per limitation threshold	129	7	136

Lesser of lines 1 or 2	38	7	45
Total gross DTLs allowed per limitation threshold	20	50	70

Total admitted DTA realized within 3 years	$58	$57	$115

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$4	$-	$4
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	35	15	50
2. Adjusted gross DTA allowed per limitation threshold	109	16	125

Lesser of lines 1 or 2	35	15	50
Total gross DTLs allowed per limitation threshold	231	48	279

Total admitted DTA realized within 3 years	$270	$63	$333

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$(4)	$-	$(4)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	3	(8)	(5)
2. Adjusted gross DTA allowed per limitation threshold	20	(9)	11

Lesser of lines 1 or 2	3	(8)	(5)
Total gross DTLs allowed per limitation threshold	(211)	2	(209)

Total admitted DTA realized within 3 years	$(212)	$(6)	$(218)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2012	2011

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	1196%	1184%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$908	$835

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2012

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	15%	-%	15%

	December 31, 2011

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	29%	-%	29%

	Change

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	(14)%	-%	(14)%

There are no reinsurance strategies included in the Company’s tax-planning.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Federal income tax expense on operating earnings	$46	$1	$26
Foreign income tax expense on operating earnings	1	-	-

Total federal and foreign income tax expense on operating earnings	47	1	26
Federal income tax expense on net realized capital gains	13	6	4

Total federal and foreign income tax expense	$60	$7	$30

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2012	2011	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$74	$73	$1
Policy acquisition costs	52	54	(2)
Tax credits	8	-	8
Unrealized investment losses	4	203	(199)
Nonadmitted assets	3	4	(1)
Investment items	1	6	(5)
Other	6	6	-

Total ordinary DTAs	148	346	(198)
Nonadmitted DTAs	(90)	(76)	(14)

Admitted ordinary DTAs	58	270	(212)

Capital
Unrealized investment losses	57	44	13
Investment items	-	19	(19)

Total capital DTAs	57	63	(6)
Nonadmitted DTAs	-	-	-

Admitted capital DTAs	57	63	(6)

Admitted DTAs	115	333	(218)

DTLs:
Ordinary
Deferred and uncollected premium	-	1	(1)
Unrealized investment gains	-	194	(194)

Total ordinary DTLs	-	195	(195)

Capital
Unrealized investment gains	70	84	(14)

Total capital DTLs	70	84	(14)

Total DTLs	70	279	(209)

Net admitted DTA	$45	$54	$(9)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2012	2011

	(In Millions)

Net DTA(L)	$5	$(48)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(22)	4

Change in net deferred income taxes	$(17)	$(44)

As of December 31, 2012, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has total tax credit carryforwards of $8 million in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Shareholder’s Equity and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Provision computed at statutory rate	$82	$70	$36
Nonadmitted assets	1	-	-
Foreign governmental income taxes	1	-	-
Investment items	(7)	(14)	(35)
Tax credits	(3)	(3)	(2)
Change in reserve valuation basis	-	(2)	6
Expense items	-	-	3
Other	3	-	(1)

Total statutory income tax expense	$77	$51	$7

Federal and foreign income tax expense	$60	$7	$30
Change in net deferred income taxes	17	44	(23)

Total statutory income tax expense	$77	$51	$7

During the years ended December 31, 2012, 2011 and 2010, the Company paid federal income taxes in the amounts of $63 million, $21 million and $2 million, respectively. There are no federal income taxes available for recovery as of the year ended December 31, 2012.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2012	$11
Gross change related to positions taken in prior years	(2)
Gross change related to positions taken in current year	(1)
Gross change related to settlements	-
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2012	$8

Included in the liability for unrecognized tax benefits as of December 31, 2012, are $8 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2012, includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements as of December 31, 2012 and 2011 was $1 million. The Company has accrued no penalties related to the liability for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of the years 2007 and prior. The IRS is currently auditing the years 2008 through 2010. The Company does not expect a material change in its financial position or liquidity as a result of these audits. As of December 31, 2012 and 2011, the Company had no protective deposits recognized as admitted assets.

In July 2012, the Internal Revenue Service issued an industry directive that addressed the proper timing of partial worthlessness tax deductions claimed by insurance companies for certain securities, including regular interests in mortgage backed securities. In the fourth quarter of 2012, the Company recorded a net federal income tax benefit of $21 million in net realized capital gains, with a corresponding net decrease in deferred tax assets recorded through shareholder’s equity.

The Small Business Jobs Act of 2010, enacted in September 2010, provided an additional one year extension of the 50% first year bonus depreciation for property placed in service in 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 became law on December 17, 2010. This Act allows the extension of 50% bonus depreciation through 2012 with the option of claiming 100% bonus depreciation for certain property placed in service after September 8, 2010, through 2011. The American Taxpayer Relief Act of 2012, signed into law on January 2, 2013, extended the 50% first year bonus depreciation to qualified property acquired and placed in service before January 1, 2014. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

11.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $96 million of shareholder’s equity is available for distribution to the shareholder in 2013 without prior regulatory approval. The Company did not pay dividends to or receive a capital contribution from its parent, MassMutual, in 2012, 2011 or 2010.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, general economic conditions and asset allocation. The Company employs a rigorous asset/liability management process to help manage the economics related to investment risks, in particular interest rate risk.

As interest rates decline, certain securities are more susceptible to paydowns and prepayments. During such periods, the Company generally will not be able to reinvest the proceeds at comparable yields. Lower interest rates will likely result in lower net investment income and, if declines are sustained for a long period of time, the Company may be subject to reinvestment risks. Declining interest rates also result in increases in the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and interest credited to account holders. As interest rates decrease, investment spreads may contact as interest rates approach minimum guarantees, leading to an increased liability to the Company.

In periods of increasing interest rates, life insurance policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Since late 2006, declining U.S. housing prices led to higher delinquency and loss rates, reduced credit availability, and reduced liquidity in the residential loan and securities markets. The decline in housing prices was precipitated by several years of rising residential mortgage rates, relaxed underwriting standards by residential mortgage loan originators and substantial growth in affordable mortgage products including pay option adjustable rate mortgages and interest only loans.

The downturn in housing prices caused a decline in the credit performance of RMBS with unprecedented borrower defaults. Market pricing was affected both by the deterioration in fundamentals as well as by the reduced liquidity and higher risk premium demanded by investors. As measured by Case-Shiller’s home price index, house prices were flat to negative from mid-2011 to mid-2012; the index has turned positive more recently. Liquidation rates and foreclosure resolutions remain low but are above their post-crisis bottoms. Liquidity for securities was weak for most of 2011 but 2012 has seen increased liquidity and trading activity as market participants focus on relative value, improving fundamentals and the scarcity of RMBS due to a lack of new issuance. This has led to the highest post-crisis prices for all RMBS asset classes.

The Company has implemented a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. RMBS are highly sensitive to evolving conditions that can impair the cash flows realized by investors and the ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets. Weak new issue market conditions, coupled with uncertain rating agency requirements, continue to adversely affect lenders’ underwriting appetite for new financing arrangements and hence have diminished borrowers’ ability to refinance the underlying mortgages. Also, a further downturn of the economy and the real estate market and high levels of unemployment could result in continued defaults and ultimately, additional recognition of OTTI.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Further deterioration in economic fundamentals could affect management’s judgment regarding OTTI. In addition, deterioration in market conditions may affect carrying values assigned by management. These factors could negatively impact the Company’s results of operations, shareholder’s equity and disclosed fair values.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lagged the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of each CDO investment may differ from the Company’s assumptions.

As of December 31, 2012, the securities with exposure to entities domiciled within Italy, Ireland, Portugal and Spain collectively accounted for less than 2% of invested assets held in the Company’s general account. These holdings are highly diversified and approximately 93% are comprised of investment grade-rated (NAIC) debt securities issued predominantly by domestic utilities and corporations with large global operations. Within these countries, the Company did not have any sovereign debt exposure and it did not hold any domestic bank-issued securities.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has investments in European leveraged loans that have higher interest rates than investment grade debt instruments, reflecting additional risk of default. With a further slight improvement in the fourth quarter of 2012, the average secondary price of leveraged loans in Europe was up around 5% over the year as a whole, primarily driven by underlying corporate performance. Underlying concerns over the macroeconomic outlook and debt burden of certain parts of the Eurozone remain significant, but the Company’s direct exposure on loans to companies in these countries is limited. While progress has been made, the extent of refinancing required in the European loan market over the next three years remains relatively significant and uncertainty over the sources of this refinancing may lead to an increase in default rates going forward.

Current economic leading indicators remain sluggish and the uncertainty of the U.S. debt ceiling continues to be a factor for the Company’s commercial mortgage loan portfolio. The impact of this uncertainty on job growth and business sentiment indicates a slow, uneven economic growth outlook for 2013. Notwithstanding slowing GDP growth, commercial real estate is benefiting from slowly improving leasing fundamentals and limited new supply. The pace of recovery in office, industrial and retail sectors will slow in reaction to slower job growth while apartment and hotel market fundamentals appear sound. Investor appetite for steady cash flow has kept core pricing competitive and broadened the price recovery beyond coastal markets. Real estate markets are not uniform and there are clear leaders and laggards emerging. The Company continues to monitor global, national and local market fundamentals in both its new origination and the portfolio management functions.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation

The Company is involved from time to time in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

d.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Commitments

As of December 31, 2012 and 2011, the Company approved financing of $228 million for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2012 and 2011 were $167 million and $136 million, respectively, with interest of $3 million, $4 million and $2 million for the years ended December 31, 2012, 2011 and 2010, respectively. The unfunded amount of the facility, totaling $61 million as of December 31, 2012, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day LIBOR.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2012, the Company had the following commitments:

	2013	2014	2015	2016	There- after	Total

	(In Millions)

Private placements	$147	$34	$61	$-	$-	$242
Mortgage loans	45	-	15	-	-	60
Partnerships and LLCs	13	2	12	3	41	71
LIHTC investments (including equity contributions)	-	1	-	-	-	1

Total	$205	$37	$88	$3	$41	$374

13.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2012 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$16	$-	$-	$16	-%
At book value less current surrender charge of 5% or more	58	-	-	58	1
At fair value	-	-	1,261	1,261	27

Subtotal	74	-	1,261	1,335	28
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,373	-	-	3,373	72
Not subject to discretionary withdrawal	20	-	-	20	-

Total	$3,467	$-	$1,261	$4,728	100%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2012 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - individual annuities	$3,408
Liabilities for deposit-type contracts	59

Subtotal	3,467

Separate Account Annual Statement:
Annuities	1,261

Total	$4,728

b.	Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2012 is as follows:

Non Guaranteed

(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2012	$71

Reserves at December 31, 2012:
For accounts with assets at:
Fair value	$1,666
Nonpolicy liabilities	7

Total	$1,673

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,666
Nonpolicy liabilities	7

Total	$1,673

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$72	$81	$85
Transfers from separate accounts	(220)	(253)	(241)

Net transfers from separate accounts	$(148)	$(172)	$(156)

14.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bank loan rollovers	$189	$153	$75
Bond conversions and refinancing	45	33	56
Mortgages converted to other invested assets	1	18	26
Stock conversions	-	1	5
Other invested assets converted to real estate	-	-	5
Net investment income payment-in-kind bonds	-	-	1

The bank loan rollovers represent transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds and cost of investments acquired for bonds on the Statutory Statements of Cash Flows.

15.	Subsequent events

The Company has evaluated subsequent events through February 22, 2013, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2012 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MML Private Equity Fund Investor LLC

MML Re Finance LLC

MMC Equipment Finance LLC

CB – Apts, LLC

CV Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MassMutual External Benefits Group LLC

MSC Holding Company, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual International LLC

MML Investors Services, LLC

MML Realty Management Corporation

MassMutual International Holding MSC, Inc.

MassMutual Capital Partners LLC

First Mercantile Trust Company

MM Asset Management Holding LLC

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MM Asset Management Holding LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 99%

MassMutual Baring Holding LLC

Babson Capital Finance, LLC

Subsidiary of MSC Holding Company, LLC

MassMutual Holding MSC, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.)

580 Walnut Cincinnati LLC – 50%

Invicta Advisors LLC

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Summary	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2012	$31,785,329.35	$-	$31,785,329.35	$30,443,342.37	$(1,341,986.98)	$30,443,342.37	$27,669,976.79
September 30, 2012	67,270,430.45	-	67,270,430.45	65,265,347.34	(2,005,083.11)	65,265,347.34	57,019,261.58
June 30, 2012	70,455,899.87	-	70,455,899.87	69,041,733.13	(1,414,166.74)	69,041,733.13	55,143,333.36
March 31, 2012	87,853,178.35	-	87,853,178.35	85,053,001.11	(2,800,177.24)	85,053,001.11	67,243,938.01
December 31, 2011	90,342,741.95	-	90,342,741.95	87,759,853.27	(2,582,888.68)	87,759,853.27	61,663,658.75
September 30, 2011	62,166,554.35	-	62,166,554.35	60,544,908.62	(1,621,645.73)	60,544,908.62	45,284,653.78
June 30, 2011	80,582,826.88	-	80,582,826.88	76,857,392.88	(3,725,434.00)	76,857,392.88	60,286,999.44
March 31, 2011	87,925,923.39	-	87,925,923.39	85,768,903.43	(2,157,019.96)	85,768,903.43	65,285,429.38
December 31, 2010	78,922,236.87	-	78,922,236.87	77,329,040.51	(1,593,196.36)	77,329,040.51	57,284,607.12
September 30, 2010	75,579,157.67	-	75,579,157.67	73,844,794.15	(1,734,363.52)	73,844,794.15	53,531,682.15
June 30, 2010	106,701,990.11	-	106,701,990.11	104,920,573.41	(1,781,416.70)	104,920,573.41	77,297,240.58
March 31, 2010	117,247,144.97	-	117,247,144.97	110,848,178.13	(6,398,966.84)	110,848,178.13	81,512,592.53
December 31, 2009	94,759,892.12	-	94,759,892.12	91,319,792.71	(3,440,099.41)	91,319,792.71	61,154,481.79
September 30, 2009	203,672,078.15	(2,299,536.69)	201,372,541.46	193,090,827.77	(8,281,713.69)	193,090,827.77	124,234,344.38
Totals		$(2,299,536.69)			$(40,878,158.96)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05946XYP2	$49,504.20	$-	$49,504.20	$47,660.77	$(1,843.43)	$47,660.77	$42,078.47
06652DAA7	391,723.55	-	391,723.55	387,076.19	(4,647.36)	387,076.19	377,322.05
07325VAG9	40,292.16	-	40,292.16	39,439.22	(852.94)	39,439.22	37,669.07
07389VAA5	100,170.69	-	100,170.69	91,665.13	(8,505.56)	91,665.13	94,046.66
12479DAC2	834,589.56	-	834,589.56	722,045.86	(112,543.70)	722,045.86	653,043.22
12667GME0	1,290,391.99	-	1,290,391.99	1,279,174.95	(11,217.04)	1,279,174.95	1,203,329.42
12668A4B8	608,250.65	-	608,250.65	605,335.91	(2,914.74)	605,335.91	560,241.59
12668BE33	1,614,218.90	-	1,614,218.90	1,583,995.74	(30,223.16)	1,583,995.74	1,552,073.68
126694YM4	168,561.03	-	168,561.03	161,628.49	(6,932.54)	161,628.49	148,790.56
12669GRM5	356,788.71	-	356,788.71	338,839.90	(17,948.81)	338,839.90	324,648.32
12669UBB5	66,062.67	-	66,062.67	40,243.98	(25,818.69)	40,243.98	47,318.83
23332UCM4	51,605.08	-	51,605.08	50,373.17	(1,231.91)	50,373.17	50,055.48
23332UDU5	1,455,636.79	-	1,455,636.79	1,437,785.25	(17,851.54)	1,437,785.25	1,318,722.10
26410QAJ0	21,389.22	-	21,389.22	-	(21,389.22)	-	41,214.23
30251YAB4	413,157.10	-	413,157.10	409,837.40	(3,319.70)	409,837.40	381,087.81
362480AD7	126,509.19	-	126,509.19	125,364.87	(1,144.32)	125,364.87	114,806.19
36290PAK3	980,681.27	-	980,681.27	519,730.61	(460,950.66)	519,730.61	663,231.05
39539GAA0	293,562.00	-	293,562.00	292,084.30	(1,477.70)	292,084.30	272,240.69
41161PHC0	498,302.18	-	498,302.18	489,360.02	(8,942.16)	489,360.02	485,368.62
43739EBJ5	627,428.39	-	627,428.39	614,963.08	(12,465.31)	614,963.08	553,523.92
45660LKW8	2,138,020.39	-	2,138,020.39	2,130,303.82	(7,716.57)	2,130,303.82	1,778,799.18
45660LYW3	175,380.38	-	175,380.38	164,351.73	(11,028.65)	164,351.73	155,099.29
45660N5H4	413,658.65	-	413,658.65	403,377.02	(10,281.63)	403,377.02	394,975.19
45667WAC2	1,325.99	-	1,325.99	930.87	(395.12)	930.87	1,337.20
466247XE8	391,296.67	-	391,296.67	379,002.20	(12,294.47)	379,002.20	347,832.46
525221GM3	151,828.30	-	151,828.30	148,593.43	(3,234.87)	148,593.43	135,481.71
525221HA8	1,248,005.71	-	1,248,005.71	1,220,350.43	(27,655.28)	1,220,350.43	1,053,220.37

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
576433G42	272,362.40	-	272,362.40	268,925.17	(3,437.23)	268,925.17	251,728.66
61750SAB8	30,941.06	-	30,941.06	30,913.19	(27.87)	30,913.19	26,644.22
61915RBB1	289,793.12	-	289,793.12	288,622.10	(1,171.02)	288,622.10	276,965.45
65106FAB8	308,764.80	-	308,764.80	307,363.48	(1,401.32)	307,363.48	285,945.90
75114HAK3	358,845.37	-	358,845.37	342,731.12	(16,114.25)	342,731.12	257,158.86
76110GE23	715,702.95	-	715,702.95	679,817.23	(35,885.72)	679,817.23	709,673.31
76110GG62	816,278.28	-	816,278.28	761,054.27	(55,224.01)	761,054.27	800,860.62
76110GZQ7	880,451.35	-	880,451.35	780,901.16	(99,550.19)	780,901.16	806,492.26
761118WP9	835,845.49	-	835,845.49	811,498.24	(24,347.25)	811,498.24	792,611.87
77277LAF4	4,319,405.11	-	4,319,405.11	4,212,765.91	(106,639.20)	4,212,765.91	3,408,785.10
77277LAH0	214,793.51	-	214,793.51	209,591.60	(5,201.91)	209,591.60	329,925.00
77277LAJ6	3,040,985.16	-	3,040,985.16	2,967,337.98	(73,647.18)	2,967,337.98	2,145,040.37
81379EAA0	25,631.33	-	25,631.33	23,264.43	(2,366.90)	23,264.43	24,420.48
86359DUL9	13,568.46	-	13,568.46	13,340.48	(227.98)	13,340.48	11,967.52
86359LRW1	1,047,791.52	-	1,047,791.52	1,028,956.52	(18,835.00)	1,028,956.52	938,975.99
86360KAF5	3,111,279.56	-	3,111,279.56	3,051,469.02	(59,810.54)	3,051,469.02	2,836,293.29
88157QAL2	33,532.48	-	33,532.48	30,923.20	(2,609.28)	30,923.20	65,897.28
93934FJQ6	913,926.22	-	913,926.22	910,485.33	(3,440.89)	910,485.33	871,450.69
984582AA4	47,089.76	-	47,089.76	39,867.60	(7,222.16)	39,867.60	41,582.56
Totals	$31,785,329.35	$-	$31,785,329.35	$30,443,342.37	$(1,341,986.98)	$30,443,342.37	$27,669,976.79

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2012:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442KAD3	$99,227.03	$-	$99,227.03	$97,881.85	$(1,345.18)	$97,881.85	$83,034.71
02150MAB1	1,815,770.54	-	1,815,770.54	1,784,140.02	(31,630.52)	1,784,140.02	1,801,295.97
02660TGN7	604,221.47	-	604,221.47	575,519.03	(28,702.44)	575,519.03	512,781.98
02660TGS6	502,457.21	-	502,457.21	492,043.03	(10,414.18)	492,043.03	429,830.40
02660TJB0	2,025,774.57	-	2,025,774.57	1,872,810.60	(152,963.97)	1,872,810.60	1,712,851.68
02660XAD6	507,203.25	-	507,203.25	480,755.84	(26,447.41)	480,755.84	497,356.06
03072SPD1	34,684.27	-	34,684.27	34,476.18	(208.09)	34,476.18	28,967.28
040104QN4	217,872.94	-	217,872.94	216,309.03	(1,563.91)	216,309.03	188,138.64
040104TG6	28,936.65	-	28,936.65	28,915.12	(21.53)	28,915.12	26,849.63
05950DAA8	971,558.34	-	971,558.34	951,908.79	(19,649.55)	951,908.79	923,610.91
06652DAA7	420,156.28	-	420,156.28	405,196.31	(14,959.97)	405,196.31	375,650.37
07325VAG9	42,987.93	-	42,987.93	42,139.06	(848.87)	42,139.06	38,162.58
07386HMP3	83,189.27	-	83,189.27	82,224.30	(964.97)	82,224.30	75,425.91
07389VAA5	103,684.54	-	103,684.54	100,422.61	(3,261.93)	100,422.61	91,266.07
1248MEAA7	613,297.61	-	613,297.61	563,836.01	(49,461.60)	563,836.01	388,361.30
1248MGAJ3	6,234.70	-	6,234.70	6,123.44	(111.26)	6,123.44	5,596.56
1248MPAH7	31,185.91	-	31,185.91	22,313.66	(8,872.25)	22,313.66	34,161.20
126670QZ4	36,581.04	-	36,581.04	30,952.88	(5,628.16)	30,952.88	32,914.07
12667GCB7	25,701.38	-	25,701.38	25,525.06	(176.32)	25,525.06	24,784.83
12667GME0	1,381,134.27	-	1,381,134.27	1,340,299.99	(40,834.28)	1,340,299.99	1,183,694.97
12667GR62	509,322.50	-	509,322.50	494,572.34	(14,750.16)	494,572.34	462,513.71
12668A3Q6	372,973.58	-	372,973.58	369,291.47	(3,682.11)	369,291.47	367,622.33
12668ACZ6	268,460.52	-	268,460.52	263,821.04	(4,639.48)	263,821.04	234,874.25
12668AEV3	687,981.28	-	687,981.28	660,685.70	(27,295.58)	660,685.70	633,446.17
12668BB77	3,369,258.89	-	3,369,258.89	3,239,306.19	(129,952.70)	3,239,306.19	3,059,488.91
12668BE33	1,696,066.50	-	1,696,066.50	1,648,270.15	(47,796.35)	1,648,270.15	1,524,384.79
126694YM4	174,486.13	-	174,486.13	174,457.10	(29.03)	174,457.10	150,411.14
12669FW82	80,345.74	-	80,345.74	72,070.47	(8,275.27)	72,070.47	64,425.20
12669GKH3	1,008,140.68	-	1,008,140.68	989,973.87	(18,166.81)	989,973.87	984,054.64
12669GUR0	293,284.50	-	293,284.50	283,518.84	(9,765.66)	283,518.84	248,461.01
12669UBB5	71,157.49	-	71,157.49	66,945.13	(4,212.36)	66,945.13	50,046.07
14454AAB5	180,962.81	-	180,962.81	168,561.35	(12,401.46)	168,561.35	163,273.40
22540VG71	8,370.54	-	8,370.54	8,361.25	(9.29)	8,361.25	8,126.57
23243AAD8	63,839.08	-	63,839.08	61,950.38	(1,888.70)	61,950.38	56,750.06
23245QAA7	151,649.82	-	151,649.82	147,910.99	(3,738.83)	147,910.99	144,847.83
23332UAC8	287,755.70	-	287,755.70	271,755.37	(16,000.33)	271,755.37	257,553.32
23332UAR5	1,002,286.54	-	1,002,286.54	968,919.68	(33,366.86)	968,919.68	959,256.17
23332UBV5	681,906.31	-	681,906.31	655,908.23	(25,998.08)	655,908.23	657,767.31
23332UCM4	53,812.32	-	53,812.32	52,917.25	(895.07)	52,917.25	49,078.94
23332UDU5	1,569,645.31	-	1,569,645.31	1,502,135.15	(67,510.16)	1,502,135.15	1,303,951.56
23332UFV1	98,027.06	-	98,027.06	90,776.48	(7,250.58)	90,776.48	84,998.38
251510NC3	1,462,205.41	-	1,462,205.41	1,355,221.69	(106,983.72)	1,355,221.69	844,984.80
32051DV33	39,675.61	-	39,675.61	29,193.39	(10,482.22)	29,193.39	38,647.51
362341L49	334,184.62	-	334,184.62	313,996.86	(20,187.76)	313,996.86	237,821.35
362480AD7	140,871.16	-	140,871.16	137,771.82	(3,099.34)	137,771.82	121,939.31
39538RBB4	859,341.84	-	859,341.84	843,174.03	(16,167.81)	843,174.03	750,163.13
39538WFH6	490,253.26	-	490,253.26	471,115.83	(19,137.43)	471,115.83	428,206.49
39538WHF8	2,326,106.32	-	2,326,106.32	2,260,494.68	(65,611.64)	2,260,494.68	1,864,908.33
39539GAA0	313,152.89	-	313,152.89	304,030.40	(9,122.49)	304,030.40	277,995.89
41161PFR9	101,101.55	-	101,101.55	100,721.67	(379.88)	100,721.67	93,436.01

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41161PHU0	$410,476.93	$-	$410,476.93	$402,491.73	$(7,985.20)	$402,491.73	$375,910.36
41161PLR2	1,057,798.39	-	1,057,798.39	1,039,401.14	(18,397.25)	1,039,401.14	930,932.14
41161PMG5	1,502,643.86	-	1,502,643.86	1,472,239.07	(30,404.79)	1,472,239.07	1,307,714.85
41161PQU0	847,867.94	-	847,867.94	844,547.91	(3,320.03)	844,547.91	774,635.49
41161PSK0	300,859.97	-	300,859.97	298,833.74	(2,026.23)	298,833.74	269,664.26
41161PTN3	95,823.09	-	95,823.09	93,201.52	(2,621.57)	93,201.52	88,211.70
41161PWB5	432,188.50	-	432,188.50	428,156.47	(4,032.03)	428,156.47	382,689.38
41164LAB5	734,644.87	-	734,644.87	711,359.83	(23,285.04)	711,359.83	559,342.66
41164YAB7	838,344.77	-	838,344.77	823,682.29	(14,662.48)	823,682.29	716,174.66
43739EBJ5	647,253.95	-	647,253.95	642,590.63	(4,663.32)	642,590.63	544,707.91
45071KDD3	114,521.61	-	114,521.61	102,153.02	(12,368.59)	102,153.02	103,533.07
45254NJG3	80,649.67	-	80,649.67	79,097.45	(1,552.22)	79,097.45	79,254.29
45254NJV0	65,937.31	-	65,937.31	65,023.46	(913.85)	65,023.46	61,906.45
45254NML8	99,059.65	-	99,059.65	94,034.71	(5,024.94)	94,034.71	85,449.55
45254NNP8	1,239,086.12	-	1,239,086.12	1,217,853.28	(21,232.84)	1,217,853.28	1,166,460.55
45254NPA9	922,110.69	-	922,110.69	868,053.21	(54,057.48)	868,053.21	840,509.74
45254NPU5	317,995.86	-	317,995.86	293,288.18	(24,707.68)	293,288.18	326,014.47
45254TSM7	268,564.14	-	268,564.14	262,971.07	(5,593.07)	262,971.07	223,363.23
45660LKW8	2,243,106.06	-	2,243,106.06	2,177,267.91	(65,838.15)	2,177,267.91	1,698,463.54
45660LW96	120,928.39	-	120,928.39	120,378.59	(549.80)	120,378.59	113,616.00
45660LYW3	179,899.74	-	179,899.74	177,232.18	(2,667.56)	177,232.18	154,733.91
45660N2J3	276,940.91	-	276,940.91	274,779.99	(2,160.92)	274,779.99	258,537.79
45660NS30	134,550.60	-	134,550.60	133,693.04	(857.56)	133,693.04	113,142.16
45660NT96	156,349.22	-	156,349.22	151,450.59	(4,898.63)	151,450.59	148,337.07
466247XE8	419,422.86	-	419,422.86	402,344.63	(17,078.23)	402,344.63	348,235.57
46627MBQ9	573,036.59	-	573,036.59	551,576.71	(21,459.88)	551,576.71	490,771.58
525221AJ6	205,558.21	-	205,558.21	195,642.11	(9,916.10)	195,642.11	174,785.98
525221HA8	1,291,521.20	-	1,291,521.20	1,287,631.61	(3,889.59)	1,287,631.61	962,342.42
525226AL0	50,497.14	-	50,497.14	47,165.01	(3,332.13)	47,165.01	19,080.41
525229AG5	77,307.66	-	77,307.66	72,898.96	(4,408.70)	72,898.96	43,217.82
52524VAG4	878,305.28	-	878,305.28	835,545.91	(42,759.37)	835,545.91	777,455.96
52524YAF0	785,094.05	-	785,094.05	754,913.05	(30,181.00)	754,913.05	661,338.58
550279AA1	309,397.45	-	309,397.45	300,487.50	(8,909.95)	300,487.50	283,704.21
55027BAA6	11,957.07	-	11,957.07	11,606.70	(350.37)	11,606.70	10,271.29
589929N38	145,459.15	-	145,459.15	144,856.31	(602.84)	144,856.31	142,917.10
589929X29	232,810.58	-	232,810.58	228,323.35	(4,487.23)	228,323.35	215,028.94
617463AA2	809.75	-	809.75	791.10	(18.65)	791.10	652.01
61748HAA9	1,848.51	-	1,848.51	1,811.46	(37.05)	1,811.46	1,793.08
61750FAE0	45,179.70	-	45,179.70	44,418.47	(761.23)	44,418.47	39,168.10
61753KAB2	13,480.72	-	13,480.72	7,151.95	(6,328.77)	7,151.95	6,888.51
61915RBB1	304,222.50	-	304,222.50	297,640.48	(6,582.02)	297,640.48	279,934.40
638728AC9	92,690.80	-	92,690.80	84,547.18	(8,143.62)	84,547.18	85,028.18
65106FAB8	330,812.47	-	330,812.47	326,829.88	(3,982.59)	326,829.88	294,572.64
65535VUS5	144,304.03	-	144,304.03	131,041.26	(13,262.77)	131,041.26	125,869.53
68383NCA9	682,767.10	-	682,767.10	669,105.45	(13,661.65)	669,105.45	679,734.24
68383NDT7	575,499.62	-	575,499.62	565,532.40	(9,967.22)	565,532.40	462,191.35
68383NDW0	586,744.35	-	586,744.35	569,055.29	(17,689.06)	569,055.29	417,486.30
74922MAB7	104,737.74	-	104,737.74	97,657.84	(7,079.90)	97,657.84	102,263.61
75114HAK3	395,761.57	-	395,761.57	350,827.52	(44,934.05)	350,827.52	231,672.27
76110GE23	728,573.44	-	728,573.44	727,920.20	(653.24)	727,920.20	722,830.01
761118NN4	479,270.02	-	479,270.02	449,910.15	(29,359.87)	449,910.15	445,937.89
761118RJ9	30,725.77	-	30,725.77	29,568.98	(1,156.79)	29,568.98	28,012.45
77277LAF4	4,390,843.01	-	4,390,843.01	4,319,405.10	(71,437.91)	4,319,405.10	2,956,329.60
77277LAH0	218,328.79	-	218,328.79	214,793.51	(3,535.28)	214,793.51	285,847.20

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
77277LAJ6	$3,090,540.06	$-	$3,090,540.06	$3,040,985.16	$(49,554.90)	$3,040,985.16	$1,860,324.47
81379EAA0	29,037.34	-	29,037.34	27,778.90	(1,258.44)	27,778.90	24,456.81
86360KAF5	3,266,607.30	-	3,266,607.30	3,244,226.43	(22,380.87)	3,244,226.43	2,933,134.64
88157QAL2	37,583.60	-	37,583.60	33,364.14	(4,219.46)	33,364.14	63,700.08
92922F4M7	347,201.94	-	347,201.94	334,889.99	(12,311.95)	334,889.99	307,208.08
92922F5T1	552,151.90	-	552,151.90	528,926.00	(23,225.90)	528,926.00	501,749.86
92922FB72	126,274.34	-	126,274.34	123,853.99	(2,420.35)	123,853.99	123,508.82
92922FJ25	647,347.23	-	647,347.23	628,603.87	(18,743.36)	628,603.87	584,797.42
92922FZF8	713,314.07	-	713,314.07	706,340.79	(6,973.28)	706,340.79	688,002.31
92925CBB7	295,141.07	-	295,141.07	283,412.72	(11,728.35)	283,412.72	248,678.97
939336X65	1,359,554.29	-	1,359,554.29	1,323,848.62	(35,705.67)	1,323,848.62	1,338,328.99
93934FHC9	407,959.46	-	407,959.46	390,051.66	(17,907.80)	390,051.66	323,693.94
93934FJQ6	954,663.32	-	954,663.32	942,662.38	(12,000.94)	942,662.38	824,841.03
Totals	$67,270,430.45	$-	$67,270,430.45	$65,265,347.34	$(2,005,083.11)	$65,265,347.34	$57,019,261.58

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442KAD3	$104,154.12	$-	$104,154.12	$102,062.45	$(2,091.67)	$102,062.45	$65,949.02
02147CAA1	402,457.10	-	402,457.10	385,974.55	(16,482.55)	385,974.55	389,013.78
02150MAB1	1,906,453.20	-	1,906,453.20	1,892,369.09	(14,084.11)	1,892,369.09	1,876,895.47
02660TGN7	628,864.49	-	628,864.49	618,662.63	(10,201.86)	618,662.63	449,148.10
02660TGS6	518,111.15	-	518,111.15	507,307.78	(10,803.37)	507,307.78	358,004.07
02660THL0	42,490.37	-	42,490.37	41,180.88	(1,309.49)	41,180.88	38,365.78
02660TJB0	2,097,896.67	-	2,097,896.67	2,074,538.81	(23,357.86)	2,074,538.81	1,567,829.71
02660XAD6	527,567.22	-	527,567.22	519,094.13	(8,473.09)	519,094.13	450,305.12
026929AA7	586,372.28	-	586,372.28	583,454.72	(2,917.56)	583,454.72	559,121.31
040104QN4	238,902.77	-	238,902.77	235,093.88	(3,808.89)	235,093.88	182,525.71
040104RV5	170,633.60	-	170,633.60	167,045.24	(3,588.36)	167,045.24	148,041.62
07325VAG9	44,729.42	-	44,729.42	44,432.94	(296.48)	44,432.94	32,650.43
07384YCD6	761,408.79	-	761,408.79	757,372.53	(4,036.26)	757,372.53	648,661.74
073854AB7	1,336,530.45	-	1,336,530.45	1,305,757.35	(30,773.10)	1,305,757.35	1,282,245.00
07386HSP7	619,303.17	-	619,303.17	613,200.49	(6,102.68)	613,200.49	458,498.53
073879Z92	774,519.78	-	774,519.78	754,277.39	(20,242.39)	754,277.39	496,105.89
07389VAA5	107,536.29	-	107,536.29	104,183.09	(3,353.20)	104,183.09	89,567.42
07820QAY1	1,066,625.15	-	1,066,625.15	1,062,400.52	(4,224.63)	1,062,400.52	730,956.76
12667GCB7	27,355.07	-	27,355.07	26,959.14	(395.93)	26,959.14	21,653.54
12667GME0	1,434,772.76	-	1,434,772.76	1,423,914.27	(10,858.49)	1,423,914.27	999,392.66
12667GS20	898,766.38	-	898,766.38	885,560.91	(13,205.47)	885,560.91	689,995.03
12668AEV3	712,862.27	-	712,862.27	709,274.47	(3,587.80)	709,274.47	573,765.58
12668BB77	3,516,330.29	-	3,516,330.29	3,494,442.59	(21,887.70)	3,494,442.59	2,673,576.72
126694N46	149,148.03	-	149,148.03	144,634.84	(4,513.19)	144,634.84	107,081.72
12669FW82	84,674.88	-	84,674.88	84,303.86	(371.02)	84,303.86	65,302.58
12669FXR9	22,802.51	-	22,802.51	22,537.79	(264.72)	22,537.79	18,929.74
12669GKH3	1,048,353.62	-	1,048,353.62	1,044,258.39	(4,095.23)	1,044,258.39	804,232.31
12669GRQ6	868,522.91	-	868,522.91	856,714.06	(11,808.85)	856,714.06	737,812.31
12669GTV3	39,946.50	-	39,946.50	38,426.57	(1,519.93)	38,426.57	32,607.59
12669GUR0	303,454.70	-	303,454.70	300,277.31	(3,177.39)	300,277.31	234,339.30
14454AAB5	202,250.24	-	202,250.24	193,055.66	(9,194.58)	193,055.66	119,983.58

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
23243AAD8	$68,758.92	$-	$68,758.92	$68,366.30	$(392.62)	$68,366.30	$57,029.13
23321P6A1	1,159,720.28	-	1,159,720.28	1,157,362.49	(2,357.79)	1,157,362.49	1,150,863.84
23332UAR5	1,076,658.79	-	1,076,658.79	1,038,611.43	(38,047.36)	1,038,611.43	832,126.93
23332UBG8	471,537.69	-	471,537.69	468,333.83	(3,203.86)	468,333.83	367,787.35
23332UBV5	715,284.09	-	715,284.09	699,946.25	(15,337.84)	699,946.25	584,235.90
23332UCM4	56,754.77	-	56,754.77	55,920.77	(834.00)	55,920.77	42,256.94
23332UDU5	1,659,652.53	-	1,659,652.53	1,632,051.76	(27,600.77)	1,632,051.76	1,213,215.57
23332UFV1	102,349.84	-	102,349.84	100,099.39	(2,250.45)	100,099.39	71,156.73
251510FB4	273,416.07	-	273,416.07	268,718.50	(4,697.57)	268,718.50	219,240.65
30251YAB4	434,972.76	-	434,972.76	432,734.58	(2,238.18)	432,734.58	354,749.82
32051DV33	52,003.33	-	52,003.33	51,758.23	(245.10)	51,758.23	50,263.14
39538RBB4	897,997.57	-	897,997.57	890,885.86	(7,111.71)	890,885.86	632,845.79
39538WFH6	513,683.65	-	513,683.65	509,639.96	(4,043.69)	509,639.96	359,589.16
39538WHF8	2,413,279.55	-	2,413,279.55	2,370,914.57	(42,364.98)	2,370,914.57	1,541,924.06
41161PHC0	534,365.61	-	534,365.61	523,016.62	(11,348.99)	523,016.62	396,559.37
41161PHU0	427,188.85	-	427,188.85	423,670.03	(3,518.82)	423,670.03	324,518.08
41161PLR2	1,106,792.39	-	1,106,792.39	1,090,425.41	(16,366.98)	1,090,425.41	856,402.46
41161PMG5	1,596,710.73	-	1,596,710.73	1,562,659.63	(34,051.10)	1,562,659.63	1,227,373.88
41161PQU0	889,879.84	-	889,879.84	879,253.93	(10,625.91)	879,253.93	661,257.49
41161PTN3	101,111.37	-	101,111.37	98,740.72	(2,370.65)	98,740.72	79,167.61
41161PWB5	445,823.03	-	445,823.03	441,177.70	(4,645.33)	441,177.70	318,675.12
41164LAB5	784,802.68	-	784,802.68	765,425.19	(19,377.49)	765,425.19	533,594.33
41164YAB7	868,113.19	-	868,113.19	852,618.00	(15,495.19)	852,618.00	634,050.18
43739EAP2	2,446,798.14	-	2,446,798.14	2,392,072.41	(54,725.73)	2,392,072.41	2,107,883.16
45071KDD3	119,247.25	-	119,247.25	114,960.12	(4,287.13)	114,960.12	80,616.50
45254NJG3	88,521.17	-	88,521.17	83,693.96	(4,827.21)	83,693.96	77,393.29
45254NJV0	68,181.20	-	68,181.20	67,092.54	(1,088.66)	67,092.54	59,139.19
45254NKF3	240,961.00	-	240,961.00	221,449.68	(19,511.32)	221,449.68	228,444.84
45254NKX4	620,188.96	-	620,188.96	612,417.63	(7,771.33)	612,417.63	567,491.74
45254NML8	107,920.07	-	107,920.07	99,904.75	(8,015.32)	99,904.75	80,661.29
45254NNP8	1,286,654.04	-	1,286,654.04	1,275,452.23	(11,201.81)	1,275,452.23	1,060,857.65
45254NPA9	1,044,397.34	-	1,044,397.34	943,097.83	(101,299.51)	943,097.83	835,266.71
45254NPU5	359,522.01	-	359,522.01	323,982.63	(35,539.38)	323,982.63	285,312.03
45254TRX4	22,908.28	-	22,908.28	22,395.36	(512.92)	22,395.36	19,984.77
45254TSM7	275,319.71	-	275,319.71	273,355.82	(1,963.89)	273,355.82	193,521.00
45254TTM6	1,003,738.49	-	1,003,738.49	906,731.93	(97,006.56)	906,731.93	784,592.18
45660LW96	124,192.25	-	124,192.25	121,810.02	(2,382.23)	121,810.02	91,771.80
45660N5H4	442,047.92	-	442,047.92	440,238.73	(1,809.19)	440,238.73	347,406.88
45660NQ24	383,190.24	-	383,190.24	381,100.56	(2,089.68)	381,100.56	352,968.02
45660NRB3	215,037.17	-	215,037.17	176,153.24	(38,883.93)	176,153.24	216,301.40
45660NT96	160,638.14	-	160,638.14	159,480.27	(1,157.87)	159,480.27	127,541.59
466247XE8	430,692.46	-	430,692.46	429,330.35	(1,362.11)	429,330.35	342,475.04
525221GM3	160,046.00	-	160,046.00	159,167.28	(878.72)	159,167.28	107,046.31
525221HA8	1,351,591.10	-	1,351,591.10	1,340,691.14	(10,899.96)	1,340,691.14	904,331.55
525226AL0	53,861.31	-	53,861.31	50,048.79	(3,812.52)	50,048.79	18,357.87
52524VAG4	935,479.37	-	935,479.37	911,147.56	(24,331.81)	911,147.56	739,709.57
52524YAF0	818,120.23	-	818,120.23	813,219.10	(4,901.13)	813,219.10	604,230.43
550279AA1	318,733.53	-	318,733.53	317,836.09	(897.44)	317,836.09	256,884.87
55027BAA6	12,650.20	-	12,650.20	12,272.59	(377.61)	12,272.59	9,183.02
576433YN0	112,650.65	-	112,650.65	109,869.69	(2,780.96)	109,869.69	96,021.76
589929X29	268,560.54	-	268,560.54	264,553.10	(4,007.44)	264,553.10	223,168.76
59020UAC9	68,218.02	-	68,218.02	67,198.15	(1,019.87)	67,198.15	67,937.33
61753KAB2	16,924.12	-	16,924.12	13,861.21	(3,062.91)	13,861.21	11,617.63
61913PAA0	960,349.17	-	960,349.17	955,040.78	(5,308.39)	955,040.78	889,593.34

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61915RBB1	$317,781.47	$-	$317,781.47	$312,195.34	$(5,586.13)	$312,195.34	$238,786.98
638728AC9	96,184.12	-	96,184.12	94,138.48	(2,045.64)	94,138.48	65,982.18
65535VRK6	77,874.91	-	77,874.91	77,006.21	(868.70)	77,006.21	68,832.50
65535VUS5	156,113.63	-	156,113.63	151,642.66	(4,470.97)	151,642.66	88,011.27
68383NCA9	722,515.08	-	722,515.08	705,948.50	(16,566.58)	705,948.50	637,432.28
68383NCU5	387,690.06	-	387,690.06	377,670.52	(10,019.54)	377,670.52	331,305.28
68383NDT7	601,092.11	-	601,092.11	593,462.98	(7,629.13)	593,462.98	431,880.24
74922MAB7	118,319.73	-	118,319.73	108,328.28	(9,991.45)	108,328.28	85,991.56
74922MAC5	44,900.43	-	44,900.43	40,558.85	(4,341.58)	40,558.85	33,484.27
75114HAK3	430,735.66	-	430,735.66	391,903.04	(38,832.62)	391,903.04	185,336.76
760985U33	24,958.04	-	24,958.04	24,094.64	(863.40)	24,094.64	24,785.54
76110GE23	744,268.40	-	744,268.40	743,164.42	(1,103.98)	743,164.42	620,541.35
761118FM5	1,025,836.44	-	1,025,836.44	1,016,594.99	(9,241.45)	1,016,594.99	996,229.46
761118KU1	460,735.25	-	460,735.25	426,557.83	(34,177.42)	426,557.83	330,121.44
761118NN4	499,189.61	-	499,189.61	490,259.74	(8,929.87)	490,259.74	374,564.31
761118RJ9	33,411.73	-	33,411.73	31,613.40	(1,798.33)	31,613.40	21,412.23
761118RM2	1,143,847.93	-	1,143,847.93	1,017,831.78	(126,016.15)	1,017,831.78	731,959.96
81744FDK0	692,203.94	-	692,203.94	691,773.18	(430.76)	691,773.18	642,549.42
86359ADN0	50,298.13	-	50,298.13	38,876.27	(11,421.86)	38,876.27	29,049.34
86359BLB5	189,133.66	-	189,133.66	188,049.70	(1,083.96)	188,049.70	180,652.00
86359DDB0	166,943.69	-	166,943.69	162,873.55	(4,070.14)	162,873.55	135,341.40
86359DUL9	14,572.90	-	14,572.90	14,472.39	(100.51)	14,472.39	11,799.50
86359DUR6	1,057,667.31	-	1,057,667.31	1,044,843.57	(12,823.74)	1,044,843.57	854,499.16
86359LRW1	1,153,144.55	-	1,153,144.55	1,136,477.38	(16,667.17)	1,136,477.38	818,460.56
86360KAF5	3,468,598.50	-	3,468,598.50	3,404,205.09	(64,393.41)	3,404,205.09	2,195,094.81
88157QAL2	40,164.96	-	40,164.96	37,392.16	(2,772.80)	37,392.16	57,143.94
885220FS7	987,069.79	-	987,069.79	974,353.73	(12,716.06)	974,353.73	942,815.93
92922F4M7	359,245.65	-	359,245.65	356,871.31	(2,374.34)	356,871.31	293,347.69
92922F5T1	574,010.89	-	574,010.89	568,016.38	(5,994.51)	568,016.38	466,811.19
92922F7Q5	547,819.20	-	547,819.20	545,186.60	(2,632.60)	545,186.60	463,643.29
92922FB72	131,368.13	-	131,368.13	130,013.56	(1,354.57)	130,013.56	111,250.83
92922FJ25	666,850.39	-	666,850.39	664,379.46	(2,470.93)	664,379.46	526,955.29
92922FWU8	273,158.18	-	273,158.18	271,453.10	(1,705.08)	271,453.10	254,337.80
92925CBB7	305,512.46	-	305,512.46	303,187.69	(2,324.77)	303,187.69	250,554.65
9393365V1	24,518.55	-	24,518.55	24,183.61	(334.94)	24,183.61	22,196.48
94983YAQ2	456,170.60	-	456,170.60	447,427.72	(8,742.88)	447,427.72	421,019.30
Totals	$70,455,899.87	$-	$70,455,899.87	$69,041,733.13	$(1,414,166.74)	$69,041,733.13	$55,143,333.36

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442KAD3	$109,185.79	$-	$109,185.79	$107,243.33	$(1,942.46)	$107,243.33	$68,136.91
02660TGN7	667,102.77	-	667,102.77	644,639.95	(22,462.82)	644,639.95	482,684.17
02660TGS6	558,819.69	-	558,819.69	535,483.18	(23,336.51)	535,483.18	395,640.77
02660TJB0	2,256,186.58	-	2,256,186.58	2,143,034.30	(113,152.28)	2,143,034.30	1,674,031.70
02660XAD6	553,532.74	-	553,532.74	545,530.94	(8,001.80)	545,530.94	462,942.83
026929AA7	612,368.31	-	612,368.31	598,971.70	(13,396.61)	598,971.70	606,358.14
03072SPD1	39,911.95	-	39,911.95	37,286.50	(2,625.45)	37,286.50	29,410.81
040104QN4	266,344.58	-	266,344.58	255,946.03	(10,398.55)	255,946.03	198,390.80
040104RV5	178,572.70	-	178,572.70	174,859.12	(3,713.58)	174,859.12	155,196.29

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05946XYP2	$56,859.10	$-	$56,859.10	$55,982.88	$(876.22)	$55,982.88	$43,649.26
06652DAA7	485,394.92	-	485,394.92	451,864.17	(33,530.75)	451,864.17	328,115.81
07325YAB4	205,071.30	-	205,071.30	189,693.98	(15,377.32)	189,693.98	86,340.77
07384YCD6	790,648.27	-	790,648.27	788,653.03	(1,995.24)	788,653.03	775,577.69
073854AB7	1,431,554.05	-	1,431,554.05	1,363,155.44	(68,398.61)	1,363,155.44	1,014,208.04
07386HSP7	660,534.70	-	660,534.70	635,822.96	(24,711.74)	635,822.96	467,376.70
073879Z92	868,021.51	-	868,021.51	766,737.44	(101,284.07)	766,737.44	487,359.14
07400XAB4	277,045.63	-	277,045.63	246,638.59	(30,407.04)	246,638.59	192,939.36
07820QAY1	1,146,508.93	-	1,146,508.93	1,119,271.83	(27,237.10)	1,119,271.83	812,420.35
1248MGAJ3	6,676.77	-	6,676.77	6,602.82	(73.95)	6,602.82	4,248.29
1248RHAD9	185,758.12	-	185,758.12	177,562.07	(8,196.05)	177,562.07	119,146.30
12667GME0	1,513,172.99	-	1,513,172.99	1,465,155.44	(48,017.55)	1,465,155.44	1,072,723.60
12667GS20	955,631.09	-	955,631.09	925,514.60	(30,116.49)	925,514.60	739,949.85
12667GWF6	520,601.35	-	520,601.35	503,661.61	(16,939.74)	503,661.61	430,343.21
12668ACZ6	296,067.11	-	296,067.11	286,512.53	(9,554.58)	286,512.53	223,993.21
12668AEV3	754,083.07	-	754,083.07	744,021.93	(10,061.14)	744,021.93	588,657.54
12668BB77	3,737,120.28	-	3,737,120.28	3,633,612.46	(103,507.82)	3,633,612.46	2,884,562.06
12668BDC4	394,005.77	-	394,005.77	384,882.70	(9,123.07)	384,882.70	356,942.42
12668BE33	1,861,292.11	-	1,861,292.11	1,809,341.05	(51,951.06)	1,809,341.05	1,396,754.70
126694N46	164,309.81	-	164,309.81	158,011.38	(6,298.43)	158,011.38	118,955.61
12669FW82	89,778.15	-	89,778.15	89,022.15	(756.00)	89,022.15	71,291.39
12669FXR9	23,920.24	-	23,920.24	23,448.47	(471.77)	23,448.47	19,745.89
12669GKH3	1,091,593.74	-	1,091,593.74	1,087,673.46	(3,920.28)	1,087,673.46	831,478.75
12669GTV3	41,864.99	-	41,864.99	41,693.11	(171.88)	41,693.11	35,119.35
14454AAB5	228,133.22	-	228,133.22	212,991.04	(15,142.18)	212,991.04	131,232.07
22540VG71	8,807.20	-	8,807.20	8,786.28	(20.92)	8,786.28	8,514.71
23243AAD8	73,267.71	-	73,267.71	72,456.24	(811.47)	72,456.24	54,362.94
23245QAA7	160,993.81	-	160,993.81	160,019.15	(974.66)	160,019.15	126,126.17
23321P6A1	1,204,054.14	-	1,204,054.14	1,195,535.22	(8,518.92)	1,195,535.22	1,186,686.61
23332UAC8	315,815.03	-	315,815.03	309,750.33	(6,064.70)	309,750.33	243,111.15
23332UAR5	1,132,779.06	-	1,132,779.06	1,103,698.87	(29,080.19)	1,103,698.87	882,257.49
23332UBG8	488,438.64	-	488,438.64	485,251.79	(3,186.85)	485,251.79	366,974.61
23332UBV5	764,499.42	-	764,499.42	737,524.80	(26,974.62)	737,524.80	571,329.64
23332UCM4	60,803.27	-	60,803.27	59,397.67	(1,405.60)	59,397.67	45,114.49
23332UDU5	1,778,124.98	-	1,778,124.98	1,722,442.22	(55,682.76)	1,722,442.22	1,310,452.42
23332UFV1	108,401.61	-	108,401.61	104,633.01	(3,768.60)	104,633.01	76,961.51
251510FB4	304,142.83	-	304,142.83	277,906.38	(26,236.45)	277,906.38	231,350.82
251510NC3	1,478,892.88	-	1,478,892.88	1,455,533.81	(23,359.07)	1,455,533.81	566,790.40
39538RAB5	1,101,419.32	-	1,101,419.32	1,069,542.46	(31,876.86)	1,069,542.46	749,092.09
39538RBB4	915,389.81	-	915,389.81	915,107.28	(282.53)	915,107.28	673,530.13
39538WFH6	548,319.33	-	548,319.33	525,637.20	(22,682.13)	525,637.20	381,038.55
39538WHF8	2,527,442.13	-	2,527,442.13	2,462,335.35	(65,106.78)	2,462,335.35	1,774,010.49
39539GAA0	339,710.43	-	339,710.43	331,986.61	(7,723.82)	331,986.61	269,691.33
41161PFR9	111,794.28	-	111,794.28	107,896.12	(3,898.16)	107,896.12	97,090.30
41161PHC0	567,543.97	-	567,543.97	552,957.39	(14,586.58)	552,957.39	425,580.14
41161PLR2	1,154,519.90	-	1,154,519.90	1,150,259.80	(4,260.10)	1,150,259.80	924,469.24
41161PMG5	1,667,742.40	-	1,667,742.40	1,664,897.58	(2,844.82)	1,664,897.58	1,307,722.72
41161PQU0	924,246.09	-	924,246.09	919,039.05	(5,207.04)	919,039.05	692,007.78
41161PSK0	325,201.92	-	325,201.92	322,832.02	(2,369.90)	322,832.02	234,617.94
41161PTN3	105,855.76	-	105,855.76	104,967.45	(888.31)	104,967.45	82,552.75
41161PWB5	476,766.49	-	476,766.49	467,426.09	(9,340.40)	467,426.09	352,051.86
41164LAB5	862,122.09	-	862,122.09	818,522.00	(43,600.09)	818,522.00	585,056.96
41164YAB7	931,646.65	-	931,646.65	892,427.19	(39,219.46)	892,427.19	685,641.09
43739EAP2	2,630,193.30	-	2,630,193.30	2,499,088.99	(131,104.31)	2,499,088.99	2,112,229.56

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
43739EBJ5	$681,670.45	$-	$681,670.45	$672,224.34	$(9,446.11)	$672,224.34	$525,861.81
45071KDD3	131,898.75	-	131,898.75	126,982.77	(4,915.98)	126,982.77	87,026.19
45254NHV2	6,243.89	-	6,243.89	5,100.61	(1,143.28)	5,100.61	5,549.94
45254NJG3	93,025.11	-	93,025.11	92,964.92	(60.19)	92,964.92	81,496.61
45254NJV0	71,100.21	-	71,100.21	68,936.97	(2,163.24)	68,936.97	58,750.27
45254NKF3	255,019.89	-	255,019.89	245,653.38	(9,366.51)	245,653.38	223,338.21
45254NKX4	649,069.39	-	649,069.39	640,946.03	(8,123.36)	640,946.03	512,806.19
45254NML8	112,037.61	-	112,037.61	109,719.05	(2,318.56)	109,719.05	83,695.94
45254NNP8	1,377,989.97	-	1,377,989.97	1,318,157.01	(59,832.96)	1,318,157.01	1,093,493.87
45254NPA9	1,117,123.94	-	1,117,123.94	1,071,018.03	(46,105.91)	1,071,018.03	961,350.00
45254NPU5	384,280.36	-	384,280.36	367,528.09	(16,752.27)	367,528.09	297,378.91
45254TRX4	26,113.81	-	26,113.81	23,071.21	(3,042.60)	23,071.21	21,895.54
45254TSM7	300,373.17	-	300,373.17	282,133.92	(18,239.25)	282,133.92	191,499.80
45660LKW8	2,401,045.33	-	2,401,045.33	2,327,830.62	(73,214.71)	2,327,830.62	1,735,976.03
45660LW96	143,547.63	-	143,547.63	128,919.56	(14,628.07)	128,919.56	94,503.75
45660LYW3	207,861.93	-	207,861.93	190,515.70	(17,346.23)	190,515.70	169,044.60
45660N2Y0	86,902.92	-	86,902.92	86,359.81	(543.11)	86,359.81	66,409.41
45660N3S2	255,050.94	-	255,050.94	239,688.86	(15,362.08)	239,688.86	216,431.19
45660N5H4	459,665.38	-	459,665.38	450,058.99	(9,606.39)	450,058.99	362,179.45
45660NQ24	407,433.90	-	407,433.90	392,138.97	(15,294.93)	392,138.97	363,493.03
45660NS30	147,991.10	-	147,991.10	144,058.76	(3,932.34)	144,058.76	106,958.96
466247XE8	472,250.76	-	472,250.76	440,569.20	(31,681.56)	440,569.20	328,759.64
46627MBQ9	627,972.71	-	627,972.71	621,147.48	(6,825.23)	621,147.48	464,868.00
525221AJ6	232,756.47	-	232,756.47	217,614.07	(15,142.40)	217,614.07	166,947.02
525221GM3	166,671.40	-	166,671.40	165,132.97	(1,538.43)	165,132.97	117,072.10
525221HA8	1,437,046.73	-	1,437,046.73	1,406,182.68	(30,864.05)	1,406,182.68	952,819.59
525226AL0	56,100.54	-	56,100.54	53,978.39	(2,122.15)	53,978.39	23,710.46
52524VAG4	1,045,817.05	-	1,045,817.05	981,252.98	(64,564.07)	981,252.98	698,389.27
52524YAF0	893,528.13	-	893,528.13	850,174.25	(43,353.88)	850,174.25	722,052.22
55027BAA6	13,495.05	-	13,495.05	12,945.19	(549.86)	12,945.19	8,835.91
576433YN0	120,865.30	-	120,865.30	113,386.31	(7,478.99)	113,386.31	94,430.55
576438AA3	820,309.64	-	820,309.64	809,239.10	(11,070.54)	809,239.10	705,962.93
589929N38	160,801.65	-	160,801.65	160,117.34	(684.31)	160,117.34	156,949.81
59020UAC9	72,073.13	-	72,073.13	71,097.38	(975.75)	71,097.38	71,320.88
59020UUJ2	173,454.10	-	173,454.10	167,195.49	(6,258.61)	167,195.49	168,423.45
61913PAA0	1,000,630.61	-	1,000,630.61	977,181.19	(23,449.42)	977,181.19	872,646.57
61915RBB1	341,207.96	-	341,207.96	325,968.93	(15,239.03)	325,968.93	245,628.98
638728AC9	105,510.66	-	105,510.66	98,656.83	(6,853.83)	98,656.83	66,269.31
65535VRK6	84,815.47	-	84,815.47	80,832.03	(3,983.44)	80,832.03	69,015.36
65535VUS5	192,334.03	-	192,334.03	160,170.07	(32,163.96)	160,170.07	112,224.50
68383NCA9	788,142.43	-	788,142.43	742,370.00	(45,772.43)	742,370.00	687,511.63
68383NCU5	417,028.84	-	417,028.84	399,084.78	(17,944.06)	399,084.78	345,644.09
68383NDT7	637,611.66	-	637,611.66	612,503.77	(25,107.89)	612,503.77	445,528.89
69121PDX8	51,456.82	-	51,456.82	50,390.28	(1,066.54)	50,390.28	45,231.29
75114HAK3	472,737.30	-	472,737.30	424,320.64	(48,416.66)	424,320.64	211,041.91
75114NAA2	818,428.88	-	818,428.88	788,844.16	(29,584.72)	788,844.16	771,248.25
75114NAB0	129,545.43	-	129,545.43	125,830.70	(3,714.73)	125,830.70	111,431.47
760985U33	26,690.42	-	26,690.42	24,915.68	(1,774.74)	24,915.68	21,463.52
76110GG62	883,556.89	-	883,556.89	882,912.17	(644.72)	882,912.17	862,773.72
76110GV40	311,497.20	-	311,497.20	308,746.57	(2,750.63)	308,746.57	311,446.20
76110GZQ7	965,342.11	-	965,342.11	964,268.99	(1,073.12)	964,268.99	875,990.65
761118FM5	1,051,698.38	-	1,051,698.38	1,043,518.94	(8,179.44)	1,043,518.94	1,012,498.06
761118KU1	473,562.72	-	473,562.72	470,927.22	(2,635.50)	470,927.22	365,260.51
761118RJ9	37,242.20	-	37,242.20	34,047.00	(3,195.20)	34,047.00	23,629.15

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
761118WP9	$968,996.61	$-	$968,996.61	$941,734.74	$(27,261.87)	$941,734.74	$742,816.18
81744FDK0	722,397.68	-	722,397.68	705,147.89	(17,249.79)	705,147.89	648,642.93
863579CB2	416,108.38	-	416,108.38	399,076.62	(17,031.76)	399,076.62	356,594.96
863579YR3	139,209.04	-	139,209.04	136,777.26	(2,431.78)	136,777.26	126,011.41
86359BLB5	199,200.28	-	199,200.28	191,902.48	(7,297.80)	191,902.48	185,438.35
86359BPM7	193,835.86	-	193,835.86	179,024.84	(14,811.02)	179,024.84	186,716.08
86359DDB0	174,421.97	-	174,421.97	165,823.39	(8,598.58)	165,823.39	132,698.80
86359DUL9	17,113.60	-	17,113.60	15,179.09	(1,934.51)	15,179.09	11,845.04
86359DUR6	1,224,404.72	-	1,224,404.72	1,094,363.75	(130,040.97)	1,094,363.75	919,330.48
86359LRW1	1,245,664.75	-	1,245,664.75	1,200,171.69	(45,493.06)	1,200,171.69	862,309.89
86360KAF5	3,754,679.33	-	3,754,679.33	3,594,268.94	(160,410.39)	3,594,268.94	2,389,794.95
86363DAA9	764,473.75	-	764,473.75	750,341.79	(14,131.96)	750,341.79	604,890.78
88157QAL2	42,313.76	-	42,313.76	40,375.60	(1,938.16)	40,375.60	66,004.50
885220FS7	1,033,546.28	-	1,033,546.28	1,012,134.64	(21,411.64)	1,012,134.64	979,102.05
92922F4M7	374,952.17	-	374,952.17	369,276.28	(5,675.89)	369,276.28	287,751.91
92922F5T1	599,226.07	-	599,226.07	588,027.21	(11,198.86)	588,027.21	471,171.74
92922F7Q5	584,993.59	-	584,993.59	571,310.64	(13,682.95)	571,310.64	490,379.96
92922FB72	137,486.63	-	137,486.63	136,493.31	(993.32)	136,493.31	114,422.33
92922FJ25	692,059.17	-	692,059.17	684,744.02	(7,315.15)	684,744.02	548,656.62
92922FNW4	171,637.27	-	171,637.27	167,063.61	(4,573.66)	167,063.61	142,836.69
92922FTJ7	116,892.67	-	116,892.67	114,413.58	(2,479.09)	114,413.58	101,375.98
92922FWU8	280,937.07	-	280,937.07	280,160.07	(777.00)	280,160.07	252,058.75
92922FZF8	768,426.27	-	768,426.27	751,504.41	(16,921.86)	751,504.41	619,049.72
92925CBB7	321,544.89	-	321,544.89	315,695.27	(5,849.62)	315,695.27	245,448.15
9393365V1	26,373.63	-	26,373.63	25,467.37	(906.26)	25,467.37	23,985.93
939336X65	1,466,818.62	-	1,466,818.62	1,438,660.19	(28,158.43)	1,438,660.19	1,217,439.43
93934FHC9	445,901.21	-	445,901.21	437,178.91	(8,722.30)	437,178.91	338,198.99
94983YAQ2	475,327.95	-	475,327.95	468,772.60	(6,555.35)	468,772.60	460,460.15
Totals	$87,853,178.35	$-	$87,853,178.35	$85,053,001.11	$(2,800,177.24)	$85,053,001.11	$67,243,938.01

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02660TGN7	$725,559.19	$-	$725,559.19	$689,980.00	$(35,579.19)	$689,980.00	$431,645.17
02660TGS6	568,338.83	-	568,338.83	566,817.18	(1,521.65)	566,817.18	338,838.95
02660THL0	48,952.96	-	48,952.96	46,995.04	(1,957.92)	46,995.04	38,771.35
02660TJB0	2,438,864.58	-	2,438,864.58	2,333,260.25	(105,604.33)	2,333,260.25	1,402,049.26
02660XAD6	578,535.12	-	578,535.12	563,150.41	(15,384.71)	563,150.41	400,711.61
026929AA7	674,164.93	-	674,164.93	629,330.73	(44,834.20)	629,330.73	551,635.23
040104RV5	188,017.11	-	188,017.11	183,901.69	(4,115.42)	183,901.69	131,013.08
05946XYP2	59,958.54	-	59,958.54	59,548.66	(409.88)	59,548.66	43,301.73
06050HKX5	25,508.72	-	25,508.72	14,516.46	(10,992.26)	14,516.46	17,831.12
06652DAA7	516,911.48	-	516,911.48	498,427.02	(18,484.46)	498,427.02	287,226.83
07384YCD6	857,318.38	-	857,318.38	847,795.55	(9,522.83)	847,795.55	829,997.08
073854AB7	1,494,289.45	-	1,494,289.45	1,431,132.32	(63,157.13)	1,431,132.32	923,031.09
07386HNQ0	88,183.68	-	88,183.68	82,885.69	(5,297.99)	82,885.69	85,798.18
07386HSP7	681,974.64	-	681,974.64	680,434.47	(1,540.17)	680,434.47	443,939.49
073879Z92	958,183.02	-	958,183.02	865,558.49	(92,624.53)	865,558.49	487,738.61
07400XAB4	301,557.68	-	301,557.68	276,934.81	(24,622.87)	276,934.81	171,214.07

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07820QAY1	$1,268,409.44	$-	$1,268,409.44	$1,211,234.72	$(57,174.72)	$1,211,234.72	$808,412.97
1248MGAJ3	7,099.64	-	7,099.64	6,926.58	(173.06)	6,926.58	5,660.93
12498NAB9	130,508.79	-	130,508.79	129,551.95	(956.84)	129,551.95	128,389.83
12667GCB7	30,401.53	-	30,401.53	29,595.89	(805.64)	29,595.89	21,172.30
12667GME0	1,581,023.86	-	1,581,023.86	1,556,578.27	(24,445.59)	1,556,578.27	997,453.86
12667GS20	1,008,130.55	-	1,008,130.55	985,152.75	(22,977.80)	985,152.75	652,113.23
12667GWF6	571,977.86	-	571,977.86	535,509.33	(36,468.53)	535,509.33	363,028.85
12668ACG8	248,004.90	-	248,004.90	221,265.91	(26,738.99)	221,265.91	216,305.79
12668ACY9	38,185.30	-	38,185.30	33,137.74	(5,047.56)	33,137.74	30,343.38
12668ACZ6	323,930.18	-	323,930.18	307,191.01	(16,739.17)	307,191.01	177,361.91
12668AEV3	791,479.67	-	791,479.67	778,514.82	(12,964.85)	778,514.82	529,007.29
12668AGW9	59,792.91	-	59,792.91	59,268.03	(524.88)	59,268.03	40,887.44
12668BDC4	432,080.26	-	432,080.26	403,840.49	(28,239.77)	403,840.49	315,961.92
12668BE33	1,956,464.83	-	1,956,464.83	1,945,866.01	(10,598.82)	1,945,866.01	1,251,790.15
12669FXR9	25,249.60	-	25,249.60	24,333.40	(916.20)	24,333.40	18,710.62
12669GKH3	1,148,520.34	-	1,148,520.34	1,123,490.52	(25,029.82)	1,123,490.52	708,764.57
12669GRQ6	981,859.13	-	981,859.13	972,357.22	(9,501.91)	972,357.22	902,303.28
12669GTV3	43,510.27	-	43,510.27	43,068.46	(441.81)	43,068.46	30,597.03
12669GUR0	343,981.69	-	343,981.69	324,391.53	(19,590.16)	324,391.53	233,701.45
152314MJ6	139,357.91	-	139,357.91	113,183.50	(26,174.41)	113,183.50	119,320.81
22540VG71	9,053.92	-	9,053.92	8,959.66	(94.26)	8,959.66	8,649.91
23245QAA7	174,171.68	-	174,171.68	166,025.99	(8,145.69)	166,025.99	107,301.66
23321P6A1	1,297,279.51	-	1,297,279.51	1,278,634.46	(18,645.05)	1,278,634.46	1,274,566.87
23332UAC8	331,902.36	-	331,902.36	322,054.41	(9,847.95)	322,054.41	219,902.32
23332UAR5	1,222,757.64	-	1,222,757.64	1,161,656.64	(61,101.00)	1,161,656.64	799,210.72
23332UBG8	499,789.85	-	499,789.85	490,522.79	(9,267.06)	490,522.79	329,407.03
23332UBV5	805,193.39	-	805,193.39	799,352.92	(5,840.47)	799,352.92	511,131.44
23332UCM4	64,320.14	-	64,320.14	61,700.41	(2,619.73)	61,700.41	44,114.43
23332UDU5	1,883,884.12	-	1,883,884.12	1,820,110.40	(63,773.72)	1,820,110.40	1,138,648.48
23332UFV1	113,485.85	-	113,485.85	110,854.12	(2,631.73)	110,854.12	70,337.01
251510NC3	1,482,929.96	-	1,482,929.96	1,475,664.88	(7,265.08)	1,475,664.88	399,438.60
30251YAB4	466,643.82	-	466,643.82	460,743.62	(5,900.20)	460,743.62	343,448.03
36298XAB8	3,093,480.28	-	3,093,480.28	3,032,004.67	(61,475.61)	3,032,004.67	2,965,974.17
39538RAB5	1,189,359.52	-	1,189,359.52	1,128,144.63	(61,214.89)	1,128,144.63	733,435.15
39538RBB4	984,928.08	-	984,928.08	936,662.75	(48,265.33)	936,662.75	645,907.80
39538WFH6	589,708.55	-	589,708.55	563,073.93	(26,634.62)	563,073.93	357,244.09
39538WHF8	2,674,186.78	-	2,674,186.78	2,588,046.08	(86,140.70)	2,588,046.08	1,464,811.63
39539GAA0	358,210.74	-	358,210.74	348,048.72	(10,162.02)	348,048.72	237,436.76
41161PFR9	118,805.38	-	118,805.38	118,447.64	(357.74)	118,447.64	94,648.86
41161PHC0	606,809.57	-	606,809.57	577,449.85	(29,359.72)	577,449.85	395,653.21
41161PHU0	477,407.64	-	477,407.64	466,090.14	(11,317.50)	466,090.14	321,768.21
41161PLR2	1,215,705.40	-	1,215,705.40	1,188,392.75	(27,312.65)	1,188,392.75	864,271.39
41161PMG5	1,751,603.51	-	1,751,603.51	1,718,670.64	(32,932.87)	1,718,670.64	1,337,180.90
41161PQU0	983,504.45	-	983,504.45	957,820.49	(25,683.96)	957,820.49	654,889.89
41161PSK0	337,312.30	-	337,312.30	331,747.57	(5,564.73)	331,747.57	250,616.93
41161PTN3	111,384.22	-	111,384.22	108,440.27	(2,943.95)	108,440.27	75,020.60
41161PWB5	505,417.21	-	505,417.21	489,691.97	(15,725.24)	489,691.97	317,953.45
41164LAB5	908,609.38	-	908,609.38	890,020.07	(18,589.31)	890,020.07	584,643.33
41164YAB7	984,247.69	-	984,247.69	952,060.57	(32,187.12)	952,060.57	618,565.71
43739EAP2	2,743,342.89	-	2,743,342.89	2,679,015.94	(64,326.95)	2,679,015.94	1,722,159.82
45071KDD3	148,143.01	-	148,143.01	144,484.17	(3,658.84)	144,484.17	101,603.66
45254NHV2	6,784.60	-	6,784.60	6,375.72	(408.88)	6,375.72	5,595.56
45254NJV0	74,571.72	-	74,571.72	73,140.03	(1,431.69)	73,140.03	58,576.32
45254NKF3	266,827.60	-	266,827.60	261,637.83	(5,189.77)	261,637.83	218,729.41

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NML8	$116,335.86	$-	$116,335.86	$113,769.16	$(2,566.70)	$113,769.16	$81,435.17
45254NNP8	1,414,663.57	-	1,414,663.57	1,403,653.88	(11,009.69)	1,403,653.88	1,056,020.37
45254NPA9	1,161,461.57	-	1,161,461.57	1,134,608.26	(26,853.31)	1,134,608.26	890,259.29
45254NPU5	402,735.53	-	402,735.53	390,293.78	(12,441.75)	390,293.78	309,329.95
45254TRX4	26,986.67	-	26,986.67	26,260.99	(725.68)	26,260.99	18,012.53
45660LCN7	457,876.97	-	457,876.97	446,988.82	(10,888.15)	446,988.82	362,897.63
45660LKW8	2,530,259.84	-	2,530,259.84	2,459,772.20	(70,487.64)	2,459,772.20	1,568,949.51
45660N2Y0	89,810.49	-	89,810.49	87,274.17	(2,536.32)	87,274.17	59,335.64
45660N5H4	466,995.44	-	466,995.44	466,349.14	(646.30)	466,349.14	299,518.62
45660NQ24	416,352.24	-	416,352.24	415,989.80	(362.44)	415,989.80	336,469.27
45661EAA2	19,319.44	-	19,319.44	18,550.51	(768.93)	18,550.51	17,575.88
466247XE8	499,281.63	-	499,281.63	494,015.48	(5,266.15)	494,015.48	312,951.11
525221AJ6	241,970.88	-	241,970.88	237,208.93	(4,761.95)	237,208.93	162,336.54
525221GM3	177,827.79	-	177,827.79	172,443.40	(5,384.39)	172,443.40	105,422.14
525221HA8	1,537,583.85	-	1,537,583.85	1,496,407.05	(41,176.80)	1,496,407.05	833,366.98
52524VAG4	1,094,083.95	-	1,094,083.95	1,071,924.90	(22,159.05)	1,071,924.90	697,316.79
52524YAF0	955,970.86	-	955,970.86	927,657.98	(28,312.88)	927,657.98	607,990.83
55027BAA6	14,399.03	-	14,399.03	13,913.03	(486.00)	13,913.03	7,657.64
576433G42	324,273.52	-	324,273.52	318,223.30	(6,050.22)	318,223.30	194,360.65
589929X29	280,534.50	-	280,534.50	279,691.39	(843.11)	279,691.39	234,835.68
59020UAA3	16,313.69	-	16,313.69	15,954.97	(358.72)	15,954.97	14,579.95
59020UNZ4	131,085.12	-	131,085.12	128,421.53	(2,663.59)	128,421.53	121,074.12
61913PAA0	1,054,284.31	-	1,054,284.31	1,024,682.88	(29,601.43)	1,024,682.88	877,330.09
61915RBB1	355,333.35	-	355,333.35	346,903.99	(8,429.36)	346,903.99	214,093.70
638728AC9	112,647.98	-	112,647.98	108,823.69	(3,824.29)	108,823.69	65,874.45
68383NCU5	432,015.94	-	432,015.94	429,235.38	(2,780.56)	429,235.38	308,902.25
75114HAK3	481,135.83	-	481,135.83	459,537.69	(21,598.14)	459,537.69	139,935.91
760985U33	26,672.00	-	26,672.00	26,657.12	(14.88)	26,657.12	21,136.66
76110GE23	832,478.41	-	832,478.41	822,067.42	(10,410.99)	822,067.42	759,263.28
76110GG62	905,730.79	-	905,730.79	900,313.00	(5,417.79)	900,313.00	879,233.72
76110GV40	334,991.43	-	334,991.43	318,028.49	(16,962.94)	318,028.49	315,566.22
76110GZQ7	1,044,635.91	-	1,044,635.91	1,007,216.94	(37,418.97)	1,007,216.94	918,080.85
761118KU1	498,366.00	-	498,366.00	488,161.35	(10,204.65)	488,161.35	320,532.84
761118NN4	544,943.51	-	544,943.51	534,502.23	(10,441.28)	534,502.23	354,562.51
761118RM2	1,246,454.19	-	1,246,454.19	1,219,736.64	(26,717.55)	1,219,736.64	778,861.08
77277LAF4	4,552,956.43	-	4,552,956.43	4,390,843.01	(162,113.42)	4,390,843.01	2,789,640.00
77277LAH0	226,205.02	-	226,205.02	218,328.79	(7,876.23)	218,328.79	269,568.00
77277LAJ6	3,202,542.13	-	3,202,542.13	3,090,540.07	(112,002.06)	3,090,540.07	1,755,431.99
79548KXQ6	254,031.15	-	254,031.15	252,950.61	(1,080.54)	252,950.61	219,830.46
8635722A0	13,116.40	-	13,116.40	11,289.31	(1,827.09)	11,289.31	11,612.28
863579CB2	428,690.09	-	428,690.09	424,806.54	(3,883.55)	424,806.54	374,281.72
86358R3Q8	385,095.48	-	385,095.48	377,150.22	(7,945.26)	377,150.22	383,760.44
86359AEH2	6,839.67	-	6,839.67	4,526.60	(2,313.07)	4,526.60	5,111.10
86359BLB5	205,005.61	-	205,005.61	203,438.96	(1,566.65)	203,438.96	170,991.55
86359BPM7	195,894.35	-	195,894.35	193,666.96	(2,227.39)	193,666.96	169,853.56
86359DDB0	191,116.95	-	191,116.95	173,085.97	(18,030.98)	173,085.97	112,019.00
86359DUL9	18,262.00	-	18,262.00	17,792.99	(469.01)	17,792.99	13,089.90
86359LRW1	1,318,512.62	-	1,318,512.62	1,289,171.50	(29,341.12)	1,289,171.50	825,911.97
86361HAB0	703,147.06	-	703,147.06	648,004.70	(55,142.36)	648,004.70	618,776.93
86363DAA9	825,024.65	-	825,024.65	785,296.62	(39,728.03)	785,296.62	579,634.64
885220FS7	1,124,715.08	-	1,124,715.08	1,108,912.93	(15,802.15)	1,108,912.93	980,587.33
929227QB5	9,222.89	-	9,222.89	8,367.43	(855.46)	8,367.43	8,109.88
92922F4M7	393,615.81	-	393,615.81	384,070.81	(9,545.00)	384,070.81	279,569.37
92922F5T1	624,851.77	-	624,851.77	610,936.37	(13,915.40)	610,936.37	435,124.02

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92922F7Q5	$627,438.47	$-	$627,438.47	$604,541.21	$(22,897.26)	$604,541.21	$440,896.65
92922FB72	141,920.36	-	141,920.36	139,707.93	(2,212.43)	139,707.93	102,840.92
92922FJ25	718,187.59	-	718,187.59	709,375.94	(8,811.65)	709,375.94	510,789.10
92922FNW4	182,951.51	-	182,951.51	178,761.48	(4,190.03)	178,761.48	136,641.35
92922FTJ7	123,383.85	-	123,383.85	121,062.32	(2,321.53)	121,062.32	97,406.19
92922FWU8	301,181.45	-	301,181.45	288,335.53	(12,845.92)	288,335.53	235,371.69
92922FZF8	802,460.44	-	802,460.44	786,826.97	(15,633.47)	786,826.97	558,734.10
92925CBB7	338,002.00	-	338,002.00	330,580.15	(7,421.85)	330,580.15	245,996.55
9393365V1	27,201.64	-	27,201.64	27,018.00	(183.64)	27,018.00	26,613.25
939336KZ5	327,642.27	-	327,642.27	326,352.08	(1,290.19)	326,352.08	279,394.02
939336X65	1,552,119.32	-	1,552,119.32	1,501,241.67	(50,877.65)	1,501,241.67	1,056,625.25
93934FHC9	457,546.07	-	457,546.07	456,756.48	(789.59)	456,756.48	315,501.88
Total	$90,342,741.95	$-	$90,342,741.95	$87,759,853.27	$(2,582,888.68)	$87,759,853.27	$61,663,658.75

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02147CAA1	$460,241.85	$-	$460,241.85	$444,308.18	$(15,933.67)	$444,308.18	$373,928.03
02660TJB0	2,520,619.98	-	2,520,619.98	2,495,150.68	(25,469.30)	2,495,150.68	1,543,264.34
040104QN4	338,147.95	-	338,147.95	321,893.51	(16,254.44)	321,893.51	242,698.39
040104RV5	222,465.52	-	222,465.52	196,403.51	(26,062.01)	196,403.51	124,153.77
04544TAB7	42,043.21	-	42,043.21	29,823.18	(12,220.03)	29,823.18	42,833.70
05946XYP2	63,659.36	-	63,659.36	62,019.16	(1,640.20)	62,019.16	44,434.49
05949ALH1	219,972.00	-	219,972.00	218,686.68	(1,285.32)	218,686.68	196,227.51
06050HKX5	36,527.14	-	36,527.14	25,770.51	(10,756.63)	25,770.51	17,795.81
06652DAA7	555,708.51	-	555,708.51	526,391.00	(29,317.51)	526,391.00	349,820.37
07325VAG9	52,521.17	-	52,521.17	51,336.85	(1,184.32)	51,336.85	44,747.76
073854AB7	1,559,763.24	-	1,559,763.24	1,463,476.92	(96,286.32)	1,463,476.92	1,001,415.76
073879Z92	998,721.77	-	998,721.77	943,675.39	(55,046.38)	943,675.39	489,499.94
1248MGAJ3	7,857.32	-	7,857.32	7,355.28	(502.04)	7,355.28	5,464.09
12498NAB9	141,492.03	-	141,492.03	137,925.36	(3,566.67)	137,925.36	132,033.73
12667GCB7	32,245.19	-	32,245.19	31,389.57	(855.62)	31,389.57	23,333.27
12667GS20	1,084,356.08	-	1,084,356.08	1,032,462.27	(51,893.81)	1,032,462.27	681,412.87
12667GWF6	617,375.40	-	617,375.40	595,231.11	(22,144.29)	595,231.11	410,633.79
12668BE33	2,058,171.58	-	2,058,171.58	2,023,338.19	(34,833.39)	2,023,338.19	1,443,609.90
12669FW82	95,822.06	-	95,822.06	95,078.37	(743.69)	95,078.37	76,984.97
12669GKH3	1,209,599.79	-	1,209,599.79	1,177,193.89	(32,405.90)	1,177,193.89	824,897.43
12669GMS7	12,378.06	-	12,378.06	12,321.57	(56.49)	12,321.57	11,055.21
12669GRM5	431,680.71	-	431,680.71	423,638.47	(8,042.24)	423,638.47	301,769.09
12669GRQ6	1,078,214.85	-	1,078,214.85	1,051,142.53	(27,072.32)	1,051,142.53	968,368.06
12669GTV3	46,561.45	-	46,561.45	44,498.12	(2,063.33)	44,498.12	34,130.21
12669GUR0	368,610.50	-	368,610.50	352,124.82	(16,485.68)	352,124.82	246,637.73
17311YAC7	154,285.04	-	154,285.04	152,361.10	(1,923.94)	152,361.10	124,136.84
22540VG71	9,168.27	-	9,168.27	9,135.83	(32.44)	9,135.83	8,718.70
22540VY55	24,708.04	-	24,708.04	24,419.97	(288.07)	24,419.97	20,005.78
23243AAD8	82,810.85	-	82,810.85	81,872.23	(938.62)	81,872.23	60,724.37
23332UBV5	847,132.61	-	847,132.61	819,966.14	(27,166.47)	819,966.14	561,975.94
23332UCM4	65,188.78	-	65,188.78	64,602.72	(586.06)	64,602.72	44,855.47
251510FB4	325,122.51	-	325,122.51	318,960.51	(6,162.00)	318,960.51	263,776.30

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
362480AD7	$174,491.80	$-	$174,491.80	$162,669.04	$(11,822.76)	$162,669.04	$112,771.81
36298XAB8	3,180,946.76	-	3,180,946.76	3,150,990.56	(29,956.20)	3,150,990.56	3,042,296.51
39538RBB4	1,032,799.59	-	1,032,799.59	1,007,109.64	(25,689.95)	1,007,109.64	664,064.07
39539GAA0	374,585.98	-	374,585.98	369,339.44	(5,246.54)	369,339.44	276,270.88
41161PFR9	121,560.91	-	121,560.91	120,715.01	(845.90)	120,715.01	98,330.66
41161PHU0	501,578.36	-	501,578.36	487,894.06	(13,684.30)	487,894.06	334,346.01
41161PLR2	1,294,419.52	-	1,294,419.52	1,256,523.95	(37,895.57)	1,256,523.95	901,522.95
41161PMG5	1,857,102.26	-	1,857,102.26	1,793,762.29	(63,339.97)	1,793,762.29	1,347,772.21
41161PSK0	352,295.12	-	352,295.12	350,692.40	(1,602.72)	350,692.40	269,326.20
41164YAB7	1,010,976.21	-	1,010,976.21	999,132.56	(11,843.65)	999,132.56	668,490.26
43739EAP2	2,774,159.31	-	2,774,159.31	2,772,870.04	(1,289.27)	2,772,870.04	1,911,099.45
43739EBJ5	716,999.46	-	716,999.46	706,882.00	(10,117.46)	706,882.00	511,923.72
45071KDD3	168,907.86	-	168,907.86	159,584.95	(9,322.91)	159,584.95	101,885.88
45254NJV0	77,291.10	-	77,291.10	76,520.41	(770.69)	76,520.41	59,098.84
45254NML8	119,776.93	-	119,776.93	118,704.70	(1,072.23)	118,704.70	83,515.57
45254NPA9	1,200,678.97	-	1,200,678.97	1,178,640.09	(22,038.88)	1,178,640.09	943,086.00
45254NPU5	414,358.58	-	414,358.58	408,292.27	(6,066.31)	408,292.27	312,287.60
45254TRX4	29,470.07	-	29,470.07	27,367.45	(2,102.62)	27,367.45	18,778.70
45254TSM7	316,258.52	-	316,258.52	315,569.66	(688.86)	315,569.66	178,986.51
45660LKW8	2,632,026.92	-	2,632,026.92	2,559,085.72	(72,941.20)	2,559,085.72	1,637,990.29
45660LW96	180,452.81	-	180,452.81	147,255.38	(33,197.43)	147,255.38	105,249.67
45660LYW3	196,465.44	-	196,465.44	185,249.80	(11,215.64)	185,249.80	132,317.21
45660NQ24	427,228.37	-	427,228.37	418,145.44	(9,082.93)	418,145.44	347,306.12
466247XE8	524,503.78	-	524,503.78	506,451.26	(18,052.52)	506,451.26	322,200.09
46627MBQ9	662,875.01	-	662,875.01	654,175.80	(8,699.21)	654,175.80	462,658.27
525221AJ6	251,169.39	-	251,169.39	246,504.88	(4,664.51)	246,504.88	156,535.60
525221EN3	528,691.76	-	528,691.76	473,226.47	(55,465.29)	473,226.47	402,803.08
525221GM3	188,354.94	-	188,354.94	180,357.10	(7,997.84)	180,357.10	113,612.42
525221HA8	1,581,641.83	-	1,581,641.83	1,573,174.70	(8,467.13)	1,573,174.70	951,616.08
52524YAF0	1,005,421.00	-	1,005,421.00	982,779.97	(22,641.03)	982,779.97	634,267.22
55027BAA6	15,044.91	-	15,044.91	14,722.35	(322.56)	14,722.35	8,555.05
576433WZ5	254,844.49	-	254,844.49	210,847.57	(43,996.92)	210,847.57	247,670.57
576438AA3	883,457.40	-	883,457.40	859,199.79	(24,257.61)	859,199.79	678,187.72
59020UNZ4	136,976.71	-	136,976.71	131,056.10	(5,920.61)	131,056.10	123,815.83
59020UUJ2	185,860.31	-	185,860.31	184,480.55	(1,379.76)	184,480.55	167,347.68
61915RBB1	368,130.65	-	368,130.65	360,726.53	(7,404.12)	360,726.53	228,534.68
65106FAG7	12,098.55	-	12,098.55	9,433.74	(2,664.81)	9,433.74	35,022.00
65535VRK6	102,199.30	-	102,199.30	93,381.88	(8,817.42)	93,381.88	66,418.14
65535VUS5	197,827.62	-	197,827.62	163,502.16	(34,325.46)	163,502.16	185,345.78
68383NCU5	449,026.95	-	449,026.95	442,430.25	(6,596.70)	442,430.25	328,091.70
68383NDT7	673,013.25	-	673,013.25	669,260.14	(3,753.11)	669,260.14	489,865.79
69121PDX8	61,166.21	-	61,166.21	59,565.01	(1,601.20)	59,565.01	54,123.09
75114HAK3	514,731.18	-	514,731.18	465,667.98	(49,063.20)	465,667.98	175,100.06
76110GV40	343,721.58	-	343,721.58	342,927.73	(793.85)	342,927.73	322,671.45
76110GZQ7	1,065,243.02	-	1,065,243.02	1,063,645.06	(1,597.96)	1,063,645.06	926,503.21
761118KU1	513,056.63	-	513,056.63	510,066.53	(2,990.10)	510,066.53	344,227.57
79548KXQ6	261,243.15	-	261,243.15	256,438.40	(4,804.75)	256,438.40	221,785.29
81744FDK0	752,148.79	-	752,148.79	742,958.19	(9,190.60)	742,958.19	608,190.42
8635722A0	14,329.68	-	14,329.68	13,237.75	(1,091.93)	13,237.75	11,706.81
863579CB2	436,683.99	-	436,683.99	430,424.05	(6,259.94)	430,424.05	380,820.66
863579DV7	62,647.44	-	62,647.44	42,942.59	(19,704.85)	42,942.59	46,286.27
86358RP68	63,265.94	-	63,265.94	59,301.93	(3,964.01)	59,301.93	48,879.48
86359ADN0	123,909.34	-	123,909.34	54,581.14	(69,328.20)	54,581.14	114,029.37
86359DUL9	19,498.81	-	19,498.81	18,893.52	(605.29)	18,893.52	14,310.48

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86359DUR6	$1,317,990.48	$-	$1,317,990.48	$1,302,889.12	$(15,101.36)	$1,302,889.12	$991,271.23
86359LRW1	1,370,291.26	-	1,370,291.26	1,357,574.66	(12,716.60)	1,357,574.66	861,890.02
86360KAF5	4,023,631.43	-	4,023,631.43	3,975,896.33	(47,735.10)	3,975,896.33	2,550,630.98
86361HAB0	742,836.55	-	742,836.55	733,026.55	(9,810.00)	733,026.55	732,517.02
86363DAA9	860,858.68	-	860,858.68	849,065.00	(11,793.68)	849,065.00	665,161.57
88157QAL2	52,886.06	-	52,886.06	41,351.58	(11,534.48)	41,351.58	55,870.20
885220FS7	1,178,992.30	-	1,178,992.30	1,163,563.96	(15,428.34)	1,163,563.96	1,077,475.01
92922F5T1	640,939.11	-	640,939.11	633,303.48	(7,635.63)	633,303.48	518,540.34
92922FB72	146,246.72	-	146,246.72	144,716.55	(1,530.17)	144,716.55	106,722.87
92922FJ25	733,744.05	-	733,744.05	726,135.88	(7,608.17)	726,135.88	571,081.84
92922FZD3	2,261,345.15	-	2,261,345.15	2,141,636.74	(119,708.41)	2,141,636.74	2,253,509.98
92922FZF8	816,536.19	-	816,536.19	813,757.21	(2,778.98)	813,757.21	630,267.81
92925CBB7	345,484.28	-	345,484.28	341,171.73	(4,312.55)	341,171.73	271,523.96
9393365V1	29,049.15	-	29,049.15	28,012.89	(1,036.26)	28,012.89	26,079.06
93934FHC9	474,935.66	-	474,935.66	469,495.34	(5,440.32)	469,495.34	326,869.29
Totals	$62,166,554.35	$-	$62,166,554.35	$60,544,908.62	$(1,621,645.73)	$60,544,908.62	$45,284,653.78

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
004375CT6	$430,665.06	$-	$430,665.06	$416,715.39	$(13,949.67)	$416,715.39	$328,521.44
00442GAD2	80,062.71	-	80,062.71	77,240.05	(2,822.66)	77,240.05	80,456.68
00442JAE4	217,806.93	-	217,806.93	200,274.36	(17,532.57)	200,274.36	146,703.20
007037BK9	7,830.38	-	7,830.38	7,677.50	(152.88)	7,677.50	5,175.78
02146YAD8	226,158.56	-	226,158.56	217,031.06	(9,127.50)	217,031.06	170,851.15
02147CAA1	498,522.37	-	498,522.37	476,337.26	(22,185.11)	476,337.26	411,725.90
02660TGN7	772,344.95	-	772,344.95	751,676.01	(20,668.94)	751,676.01	502,403.51
02660TGS6	692,673.34	-	692,673.34	598,645.39	(94,027.95)	598,645.39	451,143.76
02660TJB0	2,690,488.74	-	2,690,488.74	2,572,914.59	(117,574.15)	2,572,914.59	1,739,756.78
02660XAD6	626,762.39	-	626,762.39	612,828.81	(13,933.58)	612,828.81	475,142.68
026929AA7	728,949.85	-	728,949.85	701,717.19	(27,232.66)	701,717.19	720,278.67
040104QN4	383,426.77	-	383,426.77	358,429.60	(24,997.17)	358,429.60	301,733.69
040104TG6	35,092.27	-	35,092.27	34,111.09	(981.18)	34,111.09	25,416.15
05535DAN4	705,402.69	-	705,402.69	471,422.99	(233,979.70)	471,422.99	431,577.44
05535DCF9	1,158,801.01	-	1,158,801.01	1,131,210.47	(27,590.54)	1,131,210.47	687,834.50
05946XYP2	67,416.80	-	67,416.80	66,635.33	(781.47)	66,635.33	49,913.17
05950DAA8	1,244,776.40	-	1,244,776.40	1,223,155.91	(21,620.49)	1,223,155.91	1,020,552.62
06050HKX5	38,858.78	-	38,858.78	36,977.53	(1,881.25)	36,977.53	18,816.38
073854AB7	1,689,972.39	-	1,689,972.39	1,537,562.10	(152,410.29)	1,537,562.10	1,081,197.24
073879Z92	1,022,621.00	-	1,022,621.00	975,722.50	(46,898.50)	975,722.50	484,153.34
07389VAA5	138,963.20	-	138,963.20	127,199.46	(11,763.74)	127,199.46	122,838.53
07400XAB4	308,960.27	-	308,960.27	296,322.75	(12,637.52)	296,322.75	204,693.03
07820QAY1	1,385,988.90	-	1,385,988.90	1,328,343.77	(57,645.13)	1,328,343.77	936,308.15
1248M3AB9	106,198.04	-	106,198.04	102,526.77	(3,671.27)	102,526.77	102,136.65
1248MGAJ3	8,701.46	-	8,701.46	8,081.90	(619.56)	8,081.90	5,375.29
1248RHAD9	206,869.61	-	206,869.61	179,306.76	(27,562.85)	179,306.76	123,565.40
12498NAB9	153,209.90	-	153,209.90	148,826.48	(4,383.42)	148,826.48	143,771.61
12667GCB7	34,631.51	-	34,631.51	32,550.06	(2,081.45)	32,550.06	25,890.94
12667GR62	634,199.39	-	634,199.39	624,052.77	(10,146.62)	624,052.77	462,335.55
12667GS20	1,143,652.04	-	1,143,652.04	1,111,465.55	(32,186.49)	1,111,465.55	750,495.43

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GWF6	$677,091.35	$-	$677,091.35	$633,089.96	$(44,001.39)	$633,089.96	$480,186.22
12668A4B8	811,401.04	-	811,401.04	759,853.21	(51,547.83)	759,853.21	560,814.45
12668ACZ6	351,168.27	-	351,168.27	338,174.30	(12,993.97)	338,174.30	252,845.33
12668AEV3	863,723.16	-	863,723.16	839,571.77	(24,151.39)	839,571.77	683,498.21
12668AGW9	67,355.45	-	67,355.45	63,838.99	(3,516.46)	63,838.99	48,860.50
12668BDC4	470,036.45	-	470,036.45	446,355.03	(23,681.42)	446,355.03	376,025.60
12668BE33	2,226,867.13	-	2,226,867.13	2,091,331.29	(135,535.84)	2,091,331.29	1,526,224.32
12669B3B6	1,633.44	-	1,633.44	880.78	(752.66)	880.78	1,223.40
12669FVD2	94,008.98	-	94,008.98	88,611.27	(5,397.71)	88,611.27	90,498.76
12669FW82	100,891.60	-	100,891.60	97,007.08	(3,884.52)	97,007.08	77,756.71
12669GKH3	1,299,419.23	-	1,299,419.23	1,237,718.68	(61,700.55)	1,237,718.68	904,522.34
12669GMS7	13,594.25	-	13,594.25	12,789.45	(804.80)	12,789.45	11,613.29
12669GRM5	477,657.08	-	477,657.08	444,284.90	(33,372.18)	444,284.90	385,646.59
12669GRQ6	1,189,352.72	-	1,189,352.72	1,112,564.56	(76,788.16)	1,112,564.56	1,062,635.62
12669GTV3	52,249.63	-	52,249.63	47,977.61	(4,272.02)	47,977.61	37,343.69
12669GUR0	387,496.99	-	387,496.99	372,672.41	(14,824.58)	372,672.41	272,064.57
17311YAC7	184,845.90	-	184,845.90	160,843.58	(24,002.32)	160,843.58	144,122.30
23243AAD8	89,942.76	-	89,942.76	86,874.09	(3,068.67)	86,874.09	65,225.81
23245QAA7	192,944.66	-	192,944.66	182,058.18	(10,886.48)	182,058.18	144,753.71
23248AAJ0	109,716.42	-	109,716.42	102,882.55	(6,833.87)	102,882.55	78,319.92
23332UFV1	117,303.22	-	117,303.22	116,680.14	(623.08)	116,680.14	82,913.14
30251YAB4	491,312.76	-	491,312.76	489,833.20	(1,479.56)	489,833.20	352,912.40
32056CAH2	2,678,377.00	-	2,678,377.00	2,620,369.28	(58,007.72)	2,620,369.28	2,364,196.53
362341L49	386,448.48	-	386,448.48	378,774.84	(7,673.64)	378,774.84	334,967.35
362341TM1	370,551.29	-	370,551.29	358,656.03	(11,895.26)	358,656.03	313,778.59
362480AD7	195,147.63	-	195,147.63	179,142.66	(16,004.97)	179,142.66	130,869.49
39538RAB5	1,257,690.44	-	1,257,690.44	1,244,964.59	(12,725.85)	1,244,964.59	872,410.19
39538RBB4	1,081,207.05	-	1,081,207.05	1,056,678.94	(24,528.11)	1,056,678.94	785,643.15
39538WFH6	638,329.24	-	638,329.24	621,373.51	(16,955.73)	621,373.51	448,916.05
39538WHF8	2,871,834.45	-	2,871,834.45	2,827,145.97	(44,688.48)	2,827,145.97	1,931,778.39
39539GAA0	414,238.09	-	414,238.09	385,892.40	(28,345.69)	385,892.40	309,346.37
41161PFR9	125,194.58	-	125,194.58	122,222.08	(2,972.50)	122,222.08	107,724.33
41161PHU0	539,953.46	-	539,953.46	511,193.97	(28,759.49)	511,193.97	364,105.30
41161PLR2	1,429,179.71	-	1,429,179.71	1,314,111.07	(115,068.64)	1,314,111.07	990,338.15
41161PMG5	2,080,454.58	-	2,080,454.58	1,915,719.01	(164,735.57)	1,915,719.01	1,449,711.71
41161PQU0	1,035,922.78	-	1,035,922.78	1,024,502.98	(11,419.80)	1,024,502.98	816,173.85
41161PSK0	359,398.72	-	359,398.72	358,104.90	(1,293.82)	358,104.90	286,525.77
41161PTN3	120,123.65	-	120,123.65	118,450.05	(1,673.60)	118,450.05	89,069.85
41161PWB5	543,697.25	-	543,697.25	539,471.97	(4,225.28)	539,471.97	383,553.50
41164LAB5	1,097,547.86	-	1,097,547.86	976,605.89	(120,941.97)	976,605.89	729,352.32
41164YAB7	1,060,153.85	-	1,060,153.85	1,035,355.45	(24,798.40)	1,035,355.45	757,921.49
43739EBJ5	765,787.85	-	765,787.85	729,074.55	(36,713.30)	729,074.55	573,324.76
45071KDD3	181,747.03	-	181,747.03	179,826.17	(1,920.86)	179,826.17	123,761.34
45254NHV2	7,512.46	-	7,512.46	7,092.87	(419.59)	7,092.87	6,033.97
45254NJG3	102,829.31	-	102,829.31	101,068.06	(1,761.25)	101,068.06	86,152.00
45254NKF3	284,096.00	-	284,096.00	278,991.53	(5,104.47)	278,991.53	250,911.10
45254NML8	123,020.98	-	123,020.98	122,927.14	(93.84)	122,927.14	95,896.89
45254NPA9	1,248,933.43	-	1,248,933.43	1,216,289.58	(32,643.85)	1,216,289.58	958,056.74
45254NPU5	436,565.65	-	436,565.65	420,807.91	(15,757.74)	420,807.91	317,289.84
45254TRX4	30,303.50	-	30,303.50	29,819.91	(483.59)	29,819.91	21,068.16
45254TSM7	327,226.13	-	327,226.13	324,371.41	(2,854.72)	324,371.41	208,270.08
45660LW96	197,304.37	-	197,304.37	185,682.74	(11,621.63)	185,682.74	119,740.02
45660LYW3	250,898.00	-	250,898.00	205,102.28	(45,795.72)	205,102.28	156,732.00
45660N3S2	307,620.52	-	307,620.52	305,305.46	(2,315.06)	305,305.46	253,266.21

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660NQ24	$443,843.80	$-	$443,843.80	$431,111.40	$(12,732.40)	$431,111.40	$384,457.67
456612AC4	47,409.20	-	47,409.20	44,012.71	(3,396.49)	44,012.71	47,030.38
45667WAA6	311,603.90	-	311,603.90	289,641.45	(21,962.45)	289,641.45	255,260.00
466247BC6	18,761.94	-	18,761.94	18,614.79	(147.15)	18,614.79	18,096.12
525221EN3	717,363.04	-	717,363.04	559,491.76	(157,871.28)	559,491.76	457,585.33
525221GM3	203,684.08	-	203,684.08	192,979.31	(10,704.77)	192,979.31	123,142.78
52524YAF0	1,058,823.84	-	1,058,823.84	1,049,226.33	(9,597.51)	1,049,226.33	719,280.92
550279AA1	363,803.06	-	363,803.06	359,362.39	(4,440.67)	359,362.39	279,285.82
55027BAA6	15,864.60	-	15,864.60	15,392.68	(471.92)	15,392.68	10,378.03
576433G42	351,511.94	-	351,511.94	339,120.58	(12,391.36)	339,120.58	241,819.78
576438AA3	937,839.25	-	937,839.25	933,258.12	(4,581.13)	933,258.12	795,317.80
617463AA2	925.30	-	925.30	910.60	(14.70)	910.60	747.67
61750FAE0	43,193.19	-	43,193.19	40,623.31	(2,569.88)	40,623.31	36,861.90
65535VUS5	216,625.79	-	216,625.79	185,162.63	(31,463.16)	185,162.63	191,579.24
74924UAB7	669,641.70	-	669,641.70	668,859.74	(781.96)	668,859.74	630,507.30
75114NAA2	963,963.98	-	963,963.98	960,256.24	(3,707.74)	960,256.24	786,058.29
75114NAB0	153,125.11	-	153,125.11	152,941.43	(183.68)	152,941.43	143,990.99
759950EL8	540,018.70	-	540,018.70	515,600.06	(24,418.64)	515,600.06	527,534.66
760985U33	32,447.24	-	32,447.24	26,638.30	(5,808.94)	26,638.30	15,886.86
76110GE23	861,726.02	-	861,726.02	851,134.68	(10,591.34)	851,134.68	723,087.04
76110GV40	375,127.05	-	375,127.05	355,746.57	(19,380.48)	355,746.57	335,207.03
76110GZQ7	1,125,015.42	-	1,125,015.42	1,117,026.67	(7,988.75)	1,117,026.67	970,040.01
76110GZR5	361,417.56	-	361,417.56	296,755.57	(64,661.99)	296,755.57	305,937.85
761118NN4	587,834.09	-	587,834.09	580,278.49	(7,555.60)	580,278.49	398,641.23
761118RJ9	43,176.88	-	43,176.88	40,832.48	(2,344.40)	40,832.48	25,479.21
761118RM2	1,387,620.97	-	1,387,620.97	1,332,776.16	(54,844.81)	1,332,776.16	975,962.09
79549ASN0	32,264.62	-	32,264.62	16,508.21	(15,756.41)	16,508.21	26,652.33
80557BAC8	614,882.33	-	614,882.33	579,001.83	(35,880.50)	579,001.83	521,279.00
81379EAA0	46,252.50	-	46,252.50	44,987.25	(1,265.25)	44,987.25	40,925.19
84752CAE7	44,439.19	-	44,439.19	43,150.06	(1,289.13)	43,150.06	17,280.70
8635722A0	15,110.17	-	15,110.17	14,409.52	(700.65)	14,409.52	13,479.88
863579DV7	70,759.19	-	70,759.19	70,455.63	(303.56)	70,455.63	55,285.35
863579YR3	168,198.46	-	168,198.46	159,365.72	(8,832.74)	159,365.72	155,954.57
86358RA23	766,653.59	-	766,653.59	756,652.01	(10,001.58)	756,652.01	662,042.04
86358RL88	26,394.38	-	26,394.38	6,771.88	(19,622.50)	6,771.88	14,257.72
86358RP68	86,228.67	-	86,228.67	85,648.24	(580.43)	85,648.24	70,999.58
86358RUQ8	10,653.28	-	10,653.28	3,082.08	(7,571.20)	3,082.08	10,651.54
86359BLB5	209,389.85	-	209,389.85	205,712.65	(3,677.20)	205,712.65	199,486.84
86359DUR6	1,469,183.75	-	1,469,183.75	1,365,210.29	(103,973.46)	1,365,210.29	1,096,506.88
86359LRW1	1,452,670.94	-	1,452,670.94	1,404,057.81	(48,613.13)	1,404,057.81	1,032,340.88
86360KAF5	4,322,277.13	-	4,322,277.13	4,122,264.56	(200,012.57)	4,122,264.56	2,804,090.03
86361HAB0	823,294.15	-	823,294.15	767,818.46	(55,475.69)	767,818.46	817,718.11
86363DAA9	986,043.10	-	986,043.10	894,046.13	(91,996.97)	894,046.13	669,822.74
929227QB5	9,816.32	-	9,816.32	9,547.51	(268.81)	9,547.51	8,065.57
92922F4M7	408,965.65	-	408,965.65	404,635.49	(4,330.16)	404,635.49	332,621.24
92922F5T1	663,094.87	-	663,094.87	655,037.93	(8,056.94)	655,037.93	566,991.81
92922F7Q5	670,728.90	-	670,728.90	657,157.78	(13,571.12)	657,157.78	523,545.49
92922FTJ7	131,732.23	-	131,732.23	128,864.36	(2,867.87)	128,864.36	114,270.20
92922FWU8	327,925.29	-	327,925.29	318,127.31	(9,797.98)	318,127.31	276,896.31
92925CBB7	356,324.07	-	356,324.07	352,360.76	(3,963.31)	352,360.76	282,182.16
92926SAE6	125,741.36	-	125,741.36	118,495.62	(7,245.74)	118,495.62	121,258.45
93934FHC9	501,875.82	-	501,875.82	490,093.08	(11,782.74)	490,093.08	345,452.58
93934FJQ6	1,185,673.55	-	1,185,673.55	1,154,541.97	(31,131.58)	1,154,541.97	840,854.82
94985JAG5	2,964,570.33	-	2,964,570.33	2,823,684.66	(140,885.67)	2,823,684.66	2,979,254.40
Totals	$80,582,826.88	$-	$80,582,826.88	$76,857,392.88	$(3,725,434.00)	$76,857,392.88	$60,286,999.44

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00443MAB2	$2,624.86	$-	$2,624.86	$1,105.58	$(1,519.28)	$1,105.58	$2,566.25
02146YAD8	244,965.18	-	244,965.18	237,825.38	(7,139.80)	237,825.38	183,352.37
02147CAA1	524,461.41	-	524,461.41	512,703.12	(11,758.29)	512,703.12	448,071.64
02147DAV3	41,259.49	-	41,259.49	40,554.31	(705.18)	40,554.31	33,987.68
02660TGN7	794,533.01	-	794,533.01	787,812.09	(6,720.92)	787,812.09	547,105.36
02660TJB0	2,839,048.37	-	2,839,048.37	2,752,054.47	(86,993.90)	2,752,054.47	1,868,458.26
040104QN4	426,645.39	-	426,645.39	402,691.24	(23,954.15)	402,691.24	329,607.04
040104RV5	255,805.55	-	255,805.55	233,549.47	(22,256.08)	233,549.47	238,724.71
040104TG6	39,528.49	-	39,528.49	36,630.80	(2,897.69)	36,630.80	30,716.69
05946XYP2	71,655.79	-	71,655.79	70,400.65	(1,255.14)	70,400.65	51,443.78
06050HKX5	41,215.31	-	41,215.31	39,196.01	(2,019.30)	39,196.01	19,423.25
06652DAA7	587,362.66	-	587,362.66	577,167.10	(10,195.56)	577,167.10	456,503.18
073854AB7	1,671,191.73	-	1,671,191.73	1,668,855.35	(2,336.38)	1,668,855.35	1,431,915.92
07386HSP7	733,955.09	-	733,955.09	716,618.62	(17,336.47)	716,618.62	538,860.16
073879Z92	1,067,801.34	-	1,067,801.34	987,292.45	(80,508.89)	987,292.45	466,073.14
07400XAB4	327,163.90	-	327,163.90	309,803.31	(17,360.59)	309,803.31	221,838.02
07820QAY1	1,448,445.27	-	1,448,445.27	1,425,780.00	(22,665.27)	1,425,780.00	976,493.02
124860CB1	941,575.51	-	941,575.51	908,576.84	(32,998.67)	908,576.84	790,212.81
1248MGAJ3	12,686.55	-	12,686.55	8,911.04	(3,775.51)	8,911.04	10,004.44
12498NAB9	174,830.55	-	174,830.55	161,650.61	(13,179.94)	161,650.61	165,438.34
12667GR62	694,982.92	-	694,982.92	657,201.75	(37,781.17)	657,201.75	504,106.15
12667GRW5	58,148.53	-	58,148.53	54,820.50	(3,328.03)	54,820.50	47,851.49
12667GS20	1,198,175.91	-	1,198,175.91	1,180,298.21	(17,877.70)	1,180,298.21	794,632.52
12667GWF6	713,632.16	-	713,632.16	699,021.02	(14,611.14)	699,021.02	499,018.10
12668A3Q6	566,251.50	-	566,251.50	518,087.16	(48,164.34)	518,087.16	320,504.46
12668A4B8	900,625.95	-	900,625.95	854,838.93	(45,787.02)	854,838.93	631,105.36
12668ACZ6	367,298.32	-	367,298.32	360,018.79	(7,279.53)	360,018.79	252,663.64
12668AEV3	912,276.31	-	912,276.31	883,148.94	(29,127.37)	883,148.94	690,896.10
12668AGW9	73,558.40	-	73,558.40	69,932.68	(3,625.72)	69,932.68	54,380.13
12668AVP7	594,293.13	-	594,293.13	565,846.99	(28,446.14)	565,846.99	434,772.52
12668BB77	4,467,571.79	-	4,467,571.79	4,246,490.19	(221,081.60)	4,246,490.19	3,439,201.37
12668BDC4	485,124.07	-	485,124.07	479,414.53	(5,709.54)	479,414.53	401,283.66
12668BE33	2,275,248.91	-	2,275,248.91	2,274,381.12	(867.79)	2,274,381.12	1,652,677.08
126694N46	198,944.96	-	198,944.96	188,789.30	(10,155.66)	188,789.30	139,512.78
126694YM4	227,674.84	-	227,674.84	213,651.19	(14,023.65)	213,651.19	169,435.77
12669FW82	103,414.00	-	103,414.00	102,775.53	(638.47)	102,775.53	68,029.53
12669GKH3	1,330,113.63	-	1,330,113.63	1,322,839.04	(7,274.59)	1,322,839.04	982,828.32
12669GMS7	15,188.41	-	15,188.41	14,123.35	(1,065.06)	14,123.35	11,854.91
12669GTV3	56,317.40	-	56,317.40	55,543.31	(774.09)	55,543.31	41,327.45
12669GUR0	404,263.32	-	404,263.32	400,840.21	(3,423.11)	400,840.21	288,034.39
152314MJ6	184,746.19	-	184,746.19	168,923.14	(15,823.05)	168,923.14	163,753.84
172939AB6	10,342.35	-	10,342.35	7,622.62	(2,719.73)	7,622.62	9,659.23
23243AAD8	95,767.07	-	95,767.07	93,111.63	(2,655.44)	93,111.63	68,719.23
23245QAA7	201,824.77	-	201,824.77	196,509.08	(5,315.69)	196,509.08	153,975.13
23332UAR5	1,266,736.17	-	1,266,736.17	1,255,252.95	(11,483.22)	1,255,252.95	932,715.09
23332UBV5	907,825.65	-	907,825.65	900,232.33	(7,593.32)	900,232.33	657,541.69
23332UDU5	2,028,525.07	-	2,028,525.07	2,002,750.06	(25,775.01)	2,002,750.06	1,406,376.53
251510NC3	1,487,833.60	-	1,487,833.60	1,462,171.44	(25,662.16)	1,462,171.44	501,654.98
362341TM1	404,763.70	-	404,763.70	404,187.50	(576.20)	404,187.50	338,032.09
362480AD7	200,394.88	-	200,394.88	199,507.49	(887.39)	199,507.49	163,387.40

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
36298XAB8	$3,404,331.26	$-	$3,404,331.26	$3,319,766.36	$(84,564.90)	$3,319,766.36	$3,388,977.22
39538RAB5	1,288,090.97	-	1,288,090.97	1,273,976.29	(14,114.68)	1,273,976.29	896,449.24
39538RBB4	1,130,421.23	-	1,130,421.23	1,093,392.28	(37,028.95)	1,093,392.28	813,769.26
39538WFH6	674,734.45	-	674,734.45	648,308.18	(26,426.27)	648,308.18	458,101.70
39538WHF8	2,992,862.31	-	2,992,862.31	2,895,205.83	(97,656.48)	2,895,205.83	2,030,899.24
39539GAA0	444,552.62	-	444,552.62	426,543.43	(18,009.19)	426,543.43	337,354.97
41161PHC0	649,132.85	-	649,132.85	649,098.64	(34.21)	649,098.64	508,924.34
41161PHU0	552,001.28	-	552,001.28	548,820.90	(3,180.38)	548,820.90	384,959.86
41161PMG5	2,122,811.62	-	2,122,811.62	2,119,774.57	(3,037.05)	2,119,774.57	1,587,325.42
41161PQU0	1,085,747.40	-	1,085,747.40	1,056,138.74	(29,608.66)	1,056,138.74	861,620.84
41161PTN3	126,007.27	-	126,007.27	122,631.06	(3,376.21)	122,631.06	96,659.94
41161PWB5	574,063.31	-	574,063.31	554,246.70	(19,816.61)	554,246.70	417,425.17
41164LAB5	1,134,949.56	-	1,134,949.56	1,126,793.60	(8,155.96)	1,126,793.60	800,218.32
41164YAB7	1,088,792.91	-	1,088,792.91	1,080,333.63	(8,459.28)	1,080,333.63	783,827.66
43739EAP2	2,954,487.36	-	2,954,487.36	2,856,758.31	(97,729.05)	2,856,758.31	2,450,924.90
45254NHV2	8,775.19	-	8,775.19	7,731.98	(1,043.21)	7,731.98	6,320.41
45254NJG3	105,627.56	-	105,627.56	105,185.31	(442.25)	105,185.31	87,966.93
45254NKF3	294,079.12	-	294,079.12	292,626.84	(1,452.28)	292,626.84	255,881.43
45254NKX4	773,978.28	-	773,978.28	737,121.99	(36,856.29)	737,121.99	611,056.55
45254NNP8	1,580,090.34	-	1,580,090.34	1,523,525.83	(56,564.51)	1,523,525.83	1,132,776.18
45254NPA9	1,279,063.06	-	1,279,063.06	1,271,654.79	(7,408.27)	1,271,654.79	983,366.94
45254NPU5	447,289.71	-	447,289.71	444,803.46	(2,486.25)	444,803.46	326,594.69
45254TRX4	31,308.14	-	31,308.14	30,807.43	(500.71)	30,807.43	22,815.09
45254TSM7	346,044.32	-	346,044.32	334,189.72	(11,854.60)	334,189.72	235,197.60
45660LKW8	2,713,470.51	-	2,713,470.51	2,709,163.84	(4,306.67)	2,709,163.84	1,957,225.12
45660LW96	203,918.51	-	203,918.51	202,564.04	(1,354.47)	202,564.04	128,465.12
45660N3S2	347,451.80	-	347,451.80	344,328.86	(3,122.94)	344,328.86	293,773.83
45660NQ24	460,236.78	-	460,236.78	450,717.50	(9,519.28)	450,717.50	419,126.95
45667WAA6	330,781.69	-	330,781.69	329,891.57	(890.12)	329,891.57	291,202.10
46627MCS4	458,911.17	-	458,911.17	445,880.11	(13,031.06)	445,880.11	401,036.97
525221EN3	794,458.25	-	794,458.25	752,976.44	(41,481.81)	752,976.44	510,528.58
550279AA1	379,811.03	-	379,811.03	375,176.69	(4,634.34)	375,176.69	305,690.40
55027BAA6	16,255.49	-	16,255.49	16,170.59	(84.90)	16,170.59	10,905.11
576433YN0	128,422.91	-	128,422.91	127,249.99	(1,172.92)	127,249.99	89,224.64
576438AA3	949,436.16	-	949,436.16	946,865.14	(2,571.02)	946,865.14	851,547.19
617463AA2	1,932.87	-	1,932.87	942.79	(990.08)	942.79	828.97
61750FAE0	45,042.50	-	45,042.50	42,705.25	(2,337.25)	42,705.25	40,757.20
61750SAB8	64,834.06	-	64,834.06	63,050.14	(1,783.92)	63,050.14	61,344.76
61913PAA0	1,100,266.08	-	1,100,266.08	1,095,298.45	(4,967.63)	1,095,298.45	972,402.08
65535VRK6	112,417.42	-	112,417.42	109,681.73	(2,735.69)	109,681.73	104,145.94
65535VUS5	202,055.53	-	202,055.53	198,965.98	(3,089.55)	198,965.98	195,621.66
68383NCA9	905,353.71	-	905,353.71	888,638.55	(16,715.16)	888,638.55	658,916.66
68383NCU5	490,448.01	-	490,448.01	474,270.22	(16,177.79)	474,270.22	377,550.10
68383NDT7	712,069.70	-	712,069.70	709,764.53	(2,305.17)	709,764.53	421,912.39
74922MAB7	137,726.76	-	137,726.76	133,646.20	(4,080.56)	133,646.20	98,229.45
74922MAC5	52,182.86	-	52,182.86	50,674.48	(1,508.38)	50,674.48	38,230.42
75114NAA2	1,056,983.29	-	1,056,983.29	1,026,512.48	(30,470.81)	1,026,512.48	844,702.82
75114NAB0	168,521.24	-	168,521.24	163,522.55	(4,998.69)	163,522.55	154,838.92
76110GV40	386,831.78	-	386,831.78	385,873.79	(957.99)	385,873.79	343,980.06
76110GZR5	370,024.36	-	370,024.36	368,050.22	(1,974.14)	368,050.22	343,435.25
761118NN4	630,176.22	-	630,176.22	603,730.63	(26,445.59)	603,730.63	439,134.64
761118RJ9	47,028.73	-	47,028.73	45,147.57	(1,881.16)	45,147.57	29,025.61
761118RM2	1,472,639.38	-	1,472,639.38	1,430,995.90	(41,643.48)	1,430,995.90	994,463.47
761118WP9	1,203,199.43	-	1,203,199.43	1,168,850.31	(34,349.12)	1,168,850.31	829,551.49

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
79549ASN0	$41,579.43	$-	$41,579.43	$34,230.60	$(7,348.83)	$34,230.60	$28,736.95
81379EAA0	52,452.16	-	52,452.16	48,132.44	(4,319.72)	48,132.44	50,671.71
84752CAE7	45,785.80	-	45,785.80	44,068.42	(1,717.38)	44,068.42	18,213.70
863579YR3	179,064.91	-	179,064.91	174,229.31	(4,835.60)	174,229.31	169,865.70
86358R3Q8	417,091.22	-	417,091.22	416,517.46	(573.76)	416,517.46	340,833.04
86358RUQ8	12,638.33	-	12,638.33	10,716.07	(1,922.26)	10,716.07	10,977.45
86359DDB0	196,179.80	-	196,179.80	188,507.59	(7,672.21)	188,507.59	129,652.79
86359LRW1	1,555,972.87	-	1,555,972.87	1,490,445.42	(65,527.45)	1,490,445.42	1,141,988.11
86360KAF5	4,538,013.58	-	4,538,013.58	4,427,025.62	(110,987.96)	4,427,025.62	3,048,552.20
86363DAA9	1,018,637.10	-	1,018,637.10	1,014,290.96	(4,346.14)	1,014,290.96	738,180.51
92922F4M7	415,092.03	-	415,092.03	414,812.78	(279.25)	414,812.78	358,141.58
92922F5T1	671,644.00	-	671,644.00	669,963.48	(1,680.52)	669,963.48	578,327.38
92922F7Q5	689,716.57	-	689,716.57	684,205.30	(5,511.27)	684,205.30	569,560.34
92925CBB7	363,707.62	-	363,707.62	362,516.14	(1,191.48)	362,516.14	304,773.02
92926SAE6	138,306.99	-	138,306.99	123,360.00	(14,946.99)	123,360.00	134,341.03
9393365V1	30,718.07	-	30,718.07	30,318.96	(399.11)	30,318.96	26,526.55
93934FHC9	541,497.74	-	541,497.74	518,590.04	(22,907.70)	518,590.04	386,600.91
93934FJQ6	1,307,075.46	-	1,307,075.46	1,224,721.01	(82,354.45)	1,224,721.01	931,547.61
Totals	$87,925,923.39	$-	$87,925,923.39	$85,768,903.43	$(2,157,019.96)	$85,768,903.43	$65,285,429.38

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007037BK9	$27,377.10	$-	$27,377.10	$23,570.86	$(3,806.24)	$23,570.86	$14,895.99
02146YAD8	259,988.59	-	259,988.59	255,962.15	(4,026.44)	255,962.15	196,852.92
02147CAA1	567,431.70	-	567,431.70	529,162.16	(38,269.54)	529,162.16	477,613.99
02660TGN7	822,095.08	-	822,095.08	815,246.78	(6,848.30)	815,246.78	562,026.27
02660TJB0	2,915,074.54	-	2,915,074.54	2,912,996.76	(2,077.78)	2,912,996.76	1,876,724.28
02660XAD6	714,526.26	-	714,526.26	660,626.93	(53,899.33)	660,626.93	514,535.49
026929AA7	869,033.21	-	869,033.21	765,800.93	(103,232.28)	765,800.93	674,247.26
040104RV5	270,950.25	-	270,950.25	258,920.56	(12,029.69)	258,920.56	254,824.91
040104TG6	42,476.36	-	42,476.36	41,263.26	(1,213.10)	41,263.26	32,092.44
05539TAU9	55,783.09	-	55,783.09	35,652.61	(20,130.48)	35,652.61	62,777.51
05946XYP2	76,610.87	-	76,610.87	74,735.92	(1,874.95)	74,735.92	52,956.32
06652DAA7	607,049.60	-	607,049.60	603,493.24	(3,556.36)	603,493.24	472,195.96
073854AB7	1,721,498.68	-	1,721,498.68	1,711,926.22	(9,572.46)	1,711,926.22	1,410,455.62
07386HSP7	757,774.82	-	757,774.82	756,042.37	(1,732.45)	756,042.37	532,529.26
073879Z92	1,105,135.61	-	1,105,135.61	1,042,176.97	(62,958.64)	1,042,176.97	477,508.40
07400XAB4	356,445.80	-	356,445.80	336,770.21	(19,675.59)	336,770.21	213,993.75
124860CB1	1,050,572.45	-	1,050,572.45	954,270.60	(96,301.85)	954,270.60	782,676.48
1248MGAJ3	13,164.30	-	13,164.30	12,977.18	(187.12)	12,977.18	10,699.40
12667GR62	738,831.53	-	738,831.53	707,189.29	(31,642.24)	707,189.29	523,338.00
12667GRW5	65,091.12	-	65,091.12	61,238.02	(3,853.10)	61,238.02	50,432.94
12667GS20	1,265,214.11	-	1,265,214.11	1,244,475.88	(20,738.23)	1,244,475.88	820,797.25
12667GWF6	740,657.99	-	740,657.99	732,705.58	(7,952.41)	732,705.58	531,577.37
12668A3Q6	601,682.97	-	601,682.97	586,399.41	(15,283.56)	586,399.41	334,318.29
12668A4B8	921,950.43	-	921,950.43	919,748.03	(2,202.40)	919,748.03	589,355.25
12668ACG8	285,492.07	-	285,492.07	278,935.86	(6,556.21)	278,935.86	278,796.18
12668ACY9	45,864.23	-	45,864.23	41,436.81	(4,427.42)	41,436.81	41,370.71

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12668ACZ6	$380,278.83	$-	$380,278.83	$373,059.13	$(7,219.70)	$373,059.13	$252,807.29
12668AEV3	966,275.00	-	966,275.00	931,993.09	(34,281.91)	931,993.09	687,805.71
12668AGW9	79,141.55	-	79,141.55	76,864.53	(2,277.02)	76,864.53	56,871.74
12668BB77	4,800,935.42	-	4,800,935.42	4,597,975.58	(202,959.84)	4,597,975.58	3,276,524.98
12668BDC4	491,298.31	-	491,298.31	489,687.81	(1,610.50)	489,687.81	397,345.41
12668BE33	2,400,194.24	-	2,400,194.24	2,329,246.39	(70,947.85)	2,329,246.39	1,504,020.68
126694YM4	235,101.09	-	235,101.09	235,012.13	(88.96)	235,012.13	159,227.32
12669GKH3	1,377,148.15	-	1,377,148.15	1,367,724.73	(9,423.42)	1,367,724.73	1,015,327.60
12669GMS7	15,451.03	-	15,451.03	15,338.06	(112.97)	15,338.06	11,885.29
23243AAD8	98,917.07	-	98,917.07	97,558.49	(1,358.58)	97,558.49	66,058.53
23245QAA7	208,324.20	-	208,324.20	204,295.27	(4,028.93)	204,295.27	141,159.80
23332UBV5	938,364.64	-	938,364.64	935,229.65	(3,134.99)	935,229.65	663,838.12
23332UDU5	2,079,935.09	-	2,079,935.09	2,079,115.38	(819.71)	2,079,115.38	1,428,444.61
251510NC3	1,614,235.26	-	1,614,235.26	1,489,736.01	(124,499.25)	1,489,736.01	469,121.38
32056CAH2	2,735,807.97	-	2,735,807.97	2,713,403.46	(22,404.51)	2,713,403.46	2,624,974.60
362341TM1	424,145.89	-	424,145.89	419,224.04	(4,921.85)	419,224.04	337,667.34
39538RAB5	1,331,891.65	-	1,331,891.65	1,321,021.82	(10,869.83)	1,321,021.82	918,401.53
39538RBB4	1,154,850.44	-	1,154,850.44	1,148,702.14	(6,148.30)	1,148,702.14	766,695.46
39539GAA0	472,350.21	-	472,350.21	460,260.51	(12,089.70)	460,260.51	352,236.89
41161PFR9	134,456.05	-	134,456.05	133,714.68	(741.37)	133,714.68	104,767.66
41161PHC0	672,302.35	-	672,302.35	667,291.35	(5,011.00)	667,291.35	520,545.56
41161PMG5	2,161,230.62	-	2,161,230.62	2,158,793.02	(2,437.60)	2,158,793.02	1,584,681.08
41161PQU0	1,154,288.91	-	1,154,288.91	1,115,190.23	(39,098.68)	1,115,190.23	834,164.84
41161PTN3	130,240.23	-	130,240.23	129,441.85	(798.38)	129,441.85	97,694.31
41161PWB5	624,471.80	-	624,471.80	591,254.71	(33,217.09)	591,254.71	430,557.22
41164YAB7	1,116,811.14	-	1,116,811.14	1,115,038.22	(1,772.92)	1,115,038.22	741,881.06
43739EAP2	3,021,408.37	-	3,021,408.37	3,005,570.45	(15,837.92)	3,005,570.45	2,410,531.94
45254NHV2	9,215.21	-	9,215.21	8,978.58	(236.63)	8,978.58	6,392.05
45254NKF3	304,633.60	-	304,633.60	303,644.32	(989.28)	303,644.32	243,052.61
45254NKX4	835,607.41	-	835,607.41	802,215.32	(33,392.09)	802,215.32	635,108.50
45254NNP8	1,620,853.36	-	1,620,853.36	1,619,179.04	(1,674.32)	1,619,179.04	1,158,678.58
45254NPA9	1,319,149.92	-	1,319,149.92	1,313,922.31	(5,227.61)	1,313,922.31	1,008,573.14
45254NPU5	462,056.49	-	462,056.49	458,790.83	(3,265.66)	458,790.83	334,713.19
45254TRX4	32,074.33	-	32,074.33	31,723.63	(350.70)	31,723.63	21,635.85
45660LCN7	560,112.96	-	560,112.96	531,440.46	(28,672.50)	531,440.46	419,957.06
45660LW96	213,931.73	-	213,931.73	213,166.46	(765.27)	213,166.46	131,060.24
45660N2Y0	127,225.06	-	127,225.06	123,962.29	(3,262.77)	123,962.29	90,813.00
45660N5H4	530,062.35	-	530,062.35	509,542.26	(20,520.09)	509,542.26	397,567.08
456612AC4	51,246.36	-	51,246.36	49,628.06	(1,618.30)	49,628.06	49,489.55
45661EAA2	24,310.85	-	24,310.85	21,616.30	(2,694.55)	21,616.30	23,727.17
45667WAA6	348,503.81	-	348,503.81	343,951.08	(4,552.73)	343,951.08	297,462.11
46627MBQ9	729,888.24	-	729,888.24	720,936.55	(8,951.69)	720,936.55	538,739.36
46627MCS4	495,172.32	-	495,172.32	483,053.38	(12,118.94)	483,053.38	410,062.38
525221EN3	837,430.82	-	837,430.82	827,052.64	(10,378.18)	827,052.64	560,061.73
550279AA1	392,800.35	-	392,800.35	390,171.07	(2,629.28)	390,171.07	306,693.65
576433FP6	48,591.33	-	48,591.33	43,975.20	(4,616.13)	43,975.20	43,370.00
576433YN0	129,407.39	-	129,407.39	128,851.17	(556.22)	128,851.17	88,230.57
576438AA3	1,029,471.41	-	1,029,471.41	1,021,682.44	(7,788.97)	1,021,682.44	912,663.16
61750FAE0	45,045.36	-	45,045.36	44,923.19	(122.17)	44,923.19	40,678.69
65535VRK6	129,149.89	-	129,149.89	114,761.03	(14,388.86)	114,761.03	105,277.53
68383NCA9	948,623.28	-	948,623.28	943,270.91	(5,352.37)	943,270.91	678,598.17
68383NCU5	517,385.14	-	517,385.14	515,158.13	(2,227.01)	515,158.13	388,738.63
74922MAB7	148,391.29	-	148,391.29	146,133.86	(2,257.43)	146,133.86	101,888.66
74922MAC5	56,311.72	-	56,311.72	55,347.28	(964.44)	55,347.28	39,653.44

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
75114NAA2	$1,122,864.75	$-	$1,122,864.75	$1,105,746.90	$(17,117.85)	$1,105,746.90	$870,767.98
75114NAB0	179,230.86	-	179,230.86	176,158.65	(3,072.21)	176,158.65	141,113.39
76110GV40	397,059.68	-	397,059.68	396,220.69	(838.99)	396,220.69	352,157.29
76110GZR5	385,931.74	-	385,931.74	382,571.18	(3,360.56)	382,571.18	368,382.29
761118KU1	590,867.80	-	590,867.80	558,339.56	(32,528.24)	558,339.56	384,565.89
761118RJ9	49,703.54	-	49,703.54	49,099.35	(604.19)	49,099.35	33,371.24
761118RM2	1,529,335.09	-	1,529,335.09	1,520,607.73	(8,727.36)	1,520,607.73	1,060,492.37
761118WP9	1,253,940.27	-	1,253,940.27	1,245,305.63	(8,634.64)	1,245,305.63	876,196.64
81379EAA0	51,939.56	-	51,939.56	51,914.33	(25.23)	51,914.33	50,667.32
81744FDK0	762,197.42	-	762,197.42	761,417.98	(779.44)	761,417.98	688,679.63
84752CAE7	47,318.97	-	47,318.97	45,738.26	(1,580.71)	45,738.26	17,843.09
863579YR3	190,688.43	-	190,688.43	186,162.22	(4,526.21)	186,162.22	170,403.70
86358RE86	273.03	-	273.03	144.31	(128.72)	144.31	154.33
86358RUQ8	16,558.28	-	16,558.28	12,836.96	(3,721.32)	12,836.96	10,900.65
86359LRW1	1,613,468.08	-	1,613,468.08	1,601,475.87	(11,992.21)	1,601,475.87	1,036,093.90
86360KAF5	4,716,628.55	-	4,716,628.55	4,676,006.09	(40,622.46)	4,676,006.09	3,130,513.11
92922F4M7	427,645.41	-	427,645.41	427,256.89	(388.52)	427,256.89	360,750.82
92925CBB7	375,443.13	-	375,443.13	373,938.80	(1,504.33)	373,938.80	302,331.30
93934FHC9	561,418.71	-	561,418.71	551,710.92	(9,707.79)	551,710.92	380,947.22
93934FJQ6	1,360,882.43	-	1,360,882.43	1,329,292.30	(31,590.13)	1,329,292.30	918,129.04
94983YAQ2	613,100.09	-	613,100.09	604,777.95	(8,322.14)	604,777.95	594,234.43
94985JAG5	3,011,460.80	-	3,011,460.80	2,939,772.83	(71,687.97)	2,939,772.83	2,858,195.20
Totals	$78,922,236.87	$-	$78,922,236.87	$77,329,040.51	$(1,593,196.36)	$77,329,040.51	$57,284,607.12

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007037BK9	$36,730.94	$-	$36,730.94	$28,244.78	$(8,486.16)	$28,244.78	$19,929.05
01853GAB6	33,417.61	-	33,417.61	17,469.93	(15,947.68)	17,469.93	24,532.50
02146YAD8	283,595.90	-	283,595.90	264,434.21	(19,161.69)	264,434.21	195,867.83
02660THT3	22,168.08	-	22,168.08	22,072.45	(95.63)	22,072.45	20,148.61
02660XAD6	785,689.47	-	785,689.47	736,653.58	(49,035.89)	736,653.58	511,372.20
05946XYP2	80,397.87	-	80,397.87	78,473.35	(1,924.52)	78,473.35	51,644.21
05948JAA0	33,543.07	-	33,543.07	32,071.50	(1,471.57)	32,071.50	26,119.50
05949AHG8	489.15	-	489.15	-	(489.15)	-	-
05949ALH1	252,944.16	-	252,944.16	252,929.73	(14.43)	252,929.73	236,793.16
05950DAA8	1,361,913.92	-	1,361,913.92	1,330,972.92	(30,941.00)	1,330,972.92	1,177,746.70
06652DAA7	634,330.06	-	634,330.06	623,183.73	(11,146.33)	623,183.73	423,243.94
073879QF8	49,897.87	-	49,897.87	48,696.51	(1,201.36)	48,696.51	52,286.60
073879Z92	1,081,668.14	-	1,081,668.14	1,079,174.03	(2,494.11)	1,079,174.03	460,576.04
07400XAB4	372,874.73	-	372,874.73	354,156.11	(18,718.62)	354,156.11	203,555.77
07820QAY1	1,573,852.49	-	1,573,852.49	1,536,497.18	(37,355.31)	1,536,497.18	1,073,668.22
12667FBJ3	279,798.21	-	279,798.21	279,750.07	(48.14)	279,750.07	243,861.31
12667GCB7	39,704.31	-	39,704.31	37,882.00	(1,822.31)	37,882.00	28,823.75
12667GME0	1,836,168.01	-	1,836,168.01	1,761,274.29	(74,893.72)	1,761,274.29	1,180,078.44
12667GR62	763,246.61	-	763,246.61	757,966.75	(5,279.86)	757,966.75	520,557.05
12667GRW5	76,960.85	-	76,960.85	68,029.28	(8,931.57)	68,029.28	50,694.31
12667GWF6	808,488.62	-	808,488.62	747,978.55	(60,510.07)	747,978.55	498,759.95
12668A4B8	958,674.47	-	958,674.47	954,345.87	(4,328.60)	954,345.87	595,257.01

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12668ACG8	$319,513.88	$-	$319,513.88	$289,102.13	$(30,411.75)	$289,102.13	$285,726.97
12668ACY9	46,133.43	-	46,133.43	46,093.25	(40.18)	46,093.25	40,531.17
12668AEV3	1,001,756.15	-	1,001,756.15	989,651.47	(12,104.68)	989,651.47	653,210.07
12668AGW9	84,687.54	-	84,687.54	82,090.22	(2,597.32)	82,090.22	57,263.29
12668BAU7	14,775.97	-	14,775.97	10,723.24	(4,052.73)	10,723.24	12,097.13
12668BB77	5,033,385.55	-	5,033,385.55	4,949,813.52	(83,572.03)	4,949,813.52	3,237,997.36
12669EH33	24,867.60	-	24,867.60	23,378.81	(1,488.79)	23,378.81	20,842.22
12669FKR3	33,972.77	-	33,972.77	32,163.36	(1,809.41)	32,163.36	31,338.93
12669FW82	112,712.10	-	112,712.10	108,461.14	(4,250.96)	108,461.14	73,187.74
12669FXR9	30,573.32	-	30,573.32	28,262.37	(2,310.95)	28,262.37	24,881.61
12669GKH3	1,432,169.93	-	1,432,169.93	1,390,805.62	(41,364.31)	1,390,805.62	980,908.31
12669GMS7	16,741.06	-	16,741.06	16,107.50	(633.56)	16,107.50	11,674.71
12669GRM5	542,150.50	-	542,150.50	515,252.29	(26,898.21)	515,252.29	351,046.94
12669GRQ6	1,438,633.19	-	1,438,633.19	1,357,908.11	(80,725.08)	1,357,908.11	1,031,236.60
12669GTV3	60,787.04	-	60,787.04	59,018.97	(1,768.07)	59,018.97	42,148.97
12669GUR0	433,372.03	-	433,372.03	416,359.44	(17,012.59)	416,359.44	294,729.15
172939AB6	11,564.50	-	11,564.50	10,023.55	(1,540.95)	10,023.55	9,070.10
17307GYD4	462,929.80	-	462,929.80	462,059.59	(870.21)	462,059.59	434,110.40
22540V3F7	132,778.73	-	132,778.73	132,778.61	(0.12)	132,778.61	196,420.89
22540VFZ0	166,926.35	-	166,926.35	161,152.24	(5,774.11)	161,152.24	159,605.29
22540VG71	9,866.69	-	9,866.69	9,755.65	(111.04)	9,755.65	9,150.08
22541QQR6	47,999.22	-	47,999.22	47,282.69	(716.53)	47,282.69	70,762.46
22541SJV1	49,517.10	-	49,517.10	48,629.70	(887.40)	48,629.70	65,077.36
225458RG5	83.50	-	83.50	-	(83.50)	-	5,443.31
23243AAD8	104,774.89	-	104,774.89	101,263.98	(3,510.91)	101,263.98	68,162.86
23245QAA7	220,635.53	-	220,635.53	210,509.45	(10,126.08)	210,509.45	134,749.26
23332UAR5	1,317,951.46	-	1,317,951.46	1,313,362.83	(4,588.63)	1,313,362.83	915,303.16
251510FB4	389,818.15	-	389,818.15	363,491.60	(26,326.55)	363,491.60	309,522.58
30251YAB4	572,117.70	-	572,117.70	568,589.31	(3,528.39)	568,589.31	411,340.62
318340AB2	22,931.80	-	22,931.80	22,484.32	(447.48)	22,484.32	32,775.02
36228F5R3	162,505.14	-	162,505.14	158,560.46	(3,944.68)	158,560.46	132,727.70
362341XE4	12,947.67	-	12,947.67	-	(12,947.67)	-	-
362480AD7	231,395.21	-	231,395.21	219,165.91	(12,229.30)	219,165.91	123,025.44
39538RAB5	1,366,561.04	-	1,366,561.04	1,365,106.72	(1,454.32)	1,365,106.72	928,752.72
39538RBB4	1,196,098.23	-	1,196,098.23	1,184,779.50	(11,318.73)	1,184,779.50	753,572.44
39538WFH6	706,750.30	-	706,750.30	706,077.57	(672.73)	706,077.57	402,348.10
39538WHF8	3,261,643.07	-	3,261,643.07	3,124,185.18	(137,457.89)	3,124,185.18	2,113,262.99
39539GAA0	496,133.23	-	496,133.23	483,334.84	(12,798.39)	483,334.84	346,424.75
41161PA86	98,818.93	-	98,818.93	86,841.96	(11,976.97)	86,841.96	94,924.24
41161PHC0	701,922.67	-	701,922.67	689,199.92	(12,722.75)	689,199.92	525,800.76
41161PHU0	585,724.80	-	585,724.80	570,426.37	(15,298.43)	570,426.37	388,808.27
41161PLR2	1,564,075.20	-	1,564,075.20	1,530,659.63	(33,415.57)	1,530,659.63	1,033,672.32
41161PMG5	2,223,976.57	-	2,223,976.57	2,193,138.03	(30,838.54)	2,193,138.03	1,520,012.44
41161PQU0	1,201,003.72	-	1,201,003.72	1,173,590.67	(27,413.05)	1,173,590.67	808,947.13
41161PTN3	138,439.12	-	138,439.12	134,263.47	(4,175.65)	134,263.47	97,132.28
41161PWB5	656,948.35	-	656,948.35	640,526.57	(16,421.78)	640,526.57	419,586.59
41164YAB7	1,160,684.22	-	1,160,684.22	1,143,060.48	(17,623.74)	1,143,060.48	724,713.10
43739EAP2	3,117,722.73	-	3,117,722.73	3,108,930.29	(8,792.44)	3,108,930.29	2,405,845.74
43739EBJ5	820,587.90	-	820,587.90	808,973.19	(11,614.71)	808,973.19	661,497.92
45254NHV2	9,527.37	-	9,527.37	9,458.06	(69.31)	9,458.06	7,561.81
45254NJG3	115,308.08	-	115,308.08	114,314.78	(993.30)	114,314.78	95,247.24
45254NJP3	12,033.74	-	12,033.74	11,982.54	(51.20)	11,982.54	16,773.61
45254NJV0	82,599.88	-	82,599.88	82,599.86	(0.02)	82,599.86	65,080.06
45254NKD8	0.06	-	0.06	-	(0.06)	-	-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NKF3	$319,650.49	$-	$319,650.49	$316,089.11	$(3,561.38)	$316,089.11	$248,077.75
45254NKX4	847,919.71	-	847,919.71	847,919.60	(0.11)	847,919.60	653,664.11
45254NPA9	1,364,340.63	-	1,364,340.63	1,355,094.97	(9,245.66)	1,355,094.97	1,016,230.15
45254NPG6	30,466.34	-	30,466.34	30,269.55	(196.79)	30,269.55	23,745.51
45254NPU5	477,990.19	-	477,990.19	472,578.73	(5,411.46)	472,578.73	341,658.79
45254TMK7	11,410.51	-	11,410.51	10,943.66	(466.85)	10,943.66	18,753.56
45254TRX4	35,092.28	-	35,092.28	32,180.13	(2,912.15)	32,180.13	21,240.31
45254TSM7	419,379.41	-	419,379.41	363,801.04	(55,578.37)	363,801.04	240,667.80
45660LCN7	578,541.76	-	578,541.76	578,019.49	(522.27)	578,019.49	365,563.47
45660LW96	230,062.26	-	230,062.26	222,765.78	(7,296.48)	222,765.78	120,770.65
45660LYW3	287,444.01	-	287,444.01	271,371.96	(16,072.05)	271,371.96	188,370.68
45660N2J3	380,085.01	-	380,085.01	353,861.02	(26,223.99)	353,861.02	284,049.34
45660N5H4	544,906.65	-	544,906.65	539,684.37	(5,222.28)	539,684.37	386,807.22
45660NRB3	304,397.78	-	304,397.78	303,983.27	(414.51)	303,983.27	242,541.03
45660NS30	178,994.72	-	178,994.72	177,695.36	(1,299.36)	177,695.36	114,785.21
45660NT96	197,001.95	-	197,001.95	197,002.00	0.05	197,002.00	158,861.89
456612AC4	58,749.51	-	58,749.51	51,963.63	(6,785.88)	51,963.63	48,793.77
45667WAA6	380,731.38	-	380,731.38	367,202.49	(13,528.89)	367,202.49	300,374.53
466247XE8	594,019.79	-	594,019.79	562,156.65	(31,863.14)	562,156.65	424,774.45
46627MBQ9	759,140.08	-	759,140.08	758,084.95	(1,055.13)	758,084.95	553,729.53
46627MCS4	529,915.41	-	529,915.41	517,540.48	(12,374.93)	517,540.48	413,151.25
525221EN3	894,274.68	-	894,274.68	889,598.07	(4,676.61)	889,598.07	450,311.53
52524VAG4	1,305,750.07	-	1,305,750.07	1,294,577.82	(11,172.25)	1,294,577.82	908,337.51
52524YAF0	1,199,905.04	-	1,199,905.04	1,151,349.54	(48,555.50)	1,151,349.54	767,493.15
550279AA1	409,993.57	-	409,993.57	406,547.88	(3,445.69)	406,547.88	284,684.52
576433G42	406,576.21	-	406,576.21	375,235.35	(31,340.86)	375,235.35	251,991.25
576433YN0	134,033.44	-	134,033.44	132,155.23	(1,878.21)	132,155.23	88,191.19
576438AA3	1,075,743.40	-	1,075,743.40	1,075,430.66	(312.74)	1,075,430.66	941,370.82
589929N38	210,201.27	-	210,201.27	204,655.69	(5,545.58)	204,655.69	205,383.84
589929X29	372,137.28	-	372,137.28	347,823.29	(24,313.99)	347,823.29	300,963.90
59020UUJ2	218,484.73	-	218,484.73	214,958.78	(3,525.95)	214,958.78	207,045.04
65535VUS5	219,285.12	-	219,285.12	216,416.71	(2,868.41)	216,416.71	190,771.83
68402CAC8	(0.07)	-	(0.07)	-	0.07	-	-
75114NAA2	1,201,816.71	-	1,201,816.71	1,172,734.44	(29,082.27)	1,172,734.44	884,454.14
75114NAB0	199,463.62	-	199,463.62	186,982.50	(12,481.12)	186,982.50	143,844.71
76110GZR5	396,555.72	-	396,555.72	394,969.51	(1,586.21)	394,969.51	388,889.92
761118FM5	1,167,826.07	-	1,167,826.07	1,119,643.91	(48,182.16)	1,119,643.91	1,031,392.07
761118KU1	616,688.94	-	616,688.94	616,350.46	(338.48)	616,350.46	385,251.32
761118NN4	683,328.50	-	683,328.50	668,605.08	(14,723.42)	668,605.08	462,212.26
761118RJ9	54,098.18	-	54,098.18	51,443.11	(2,655.07)	51,443.11	33,433.84
761118RM2	1,627,879.62	-	1,627,879.62	1,574,338.85	(53,540.77)	1,574,338.85	1,057,701.45
761118WP9	1,304,848.16	-	1,304,848.16	1,300,072.08	(4,776.08)	1,300,072.08	868,770.54
79549AYA1	175,026.37	-	175,026.37	160,535.74	(14,490.63)	160,535.74	174,269.35
79549AYB9	17,751.84	-	17,751.84	17,678.77	(73.07)	17,678.77	22,359.10
863579DV7	74,896.45	-	74,896.45	73,474.27	(1,422.18)	73,474.27	38,577.83
86358R3Q8	459,599.03	-	459,599.03	457,223.92	(2,375.11)	457,223.92	300,181.01
86358RE86	2,792.95	-	2,792.95	278.08	(2,514.87)	278.08	423.94
86358RLG0	3,374.83	-	3,374.83	2,470.67	(904.16)	2,470.67	9,922.60
86359ACD3	81,981.70	-	81,981.70	81,219.99	(761.71)	81,219.99	86,124.03
86359BLB5	237,368.78	-	237,368.78	237,112.89	(255.89)	237,112.89	221,934.89
86363DAA9	1,106,819.24	-	1,106,819.24	1,066,865.42	(39,953.82)	1,066,865.42	718,698.44
885220FS7	1,333,887.52	-	1,333,887.52	1,318,104.37	(15,783.15)	1,318,104.37	1,268,136.81
92922F7Q5	737,799.83	-	737,799.83	737,216.95	(582.88)	737,216.95	586,917.59
92922FB72	160,376.65	-	160,376.65	160,376.68	0.03	160,376.68	114,361.17

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92922FTJ7	$145,379.63	$-	$145,379.63	$141,010.93	$(4,368.70)	$141,010.93	$118,719.98
92922FWU8	375,296.72	-	375,296.72	366,748.36	(8,548.36)	366,748.36	320,620.64
92922FZF8	900,777.45	-	900,777.45	900,777.08	(0.37)	900,777.08	745,207.06
9393365V1	34,508.95	-	34,508.95	34,085.57	(423.38)	34,085.57	28,850.19
939336U35	(0.02)	-	(0.02)	-	0.02	-	-
93934FJQ6	1,414,229.78	-	1,414,229.78	1,410,591.54	(3,638.24)	1,410,591.54	908,629.57
94983CAJ6	(0.86)	-	(0.86)	-	0.86	-	-
94983TAE0	8,818.47	-	8,818.47	-	(8,818.47)	-	-
94983YAQ2	653,252.98	-	653,252.98	636,917.94	(16,335.04)	636,917.94	617,093.76
Totals	$75,579,157.67	$-	$75,579,157.67	$73,844,794.15	$(1,734,363.52)	$73,844,794.15	$53,531,682.15

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02660TGN7	$877,131.73	$-	$877,131.73	$869,539.59	$(7,592.14)	$869,539.59	$535,820.15
02660THT3	24,726.29	-	24,726.29	24,052.70	(673.59)	24,052.70	20,858.75
02660TJB0	3,069,357.10	-	3,069,357.10	3,057,321.36	(12,035.74)	3,057,321.36	1,674,033.18
02660XAD6	801,919.31	-	801,919.31	793,004.26	(8,915.05)	793,004.26	457,888.80
040104QN4	475,577.21	-	475,577.21	471,144.47	(4,432.74)	471,144.47	394,082.83
05946XYP2	83,240.28	-	83,240.28	82,047.48	(1,192.80)	82,047.48	49,856.76
05949AHG8	676,888.94	-	676,888.94	661,784.93	(15,104.01)	661,784.93	657,271.07
05949ALH1	274,960.58	-	274,960.58	267,881.77	(7,078.81)	267,881.77	246,539.28
05949AZG8	635,938.22	-	635,938.22	624,900.80	(11,037.42)	624,900.80	633,854.76
05950DAA8	1,406,337.62	-	1,406,337.62	1,369,097.07	(37,240.55)	1,369,097.07	1,126,178.47
06050HKY3	984.70	-	984.70	803.47	(181.23)	803.47	11,049.58
06652DAA7	648,628.35	-	648,628.35	640,880.28	(7,748.07)	640,880.28	402,627.49
073854AB7	1,788,041.24	-	1,788,041.24	1,787,998.90	(42.34)	1,787,998.90	1,179,194.70
07386HMB4	258,829.03	-	258,829.03	251,743.43	(7,085.60)	251,743.43	244,797.92
07386HNQ0	101,664.67	-	101,664.67	98,965.10	(2,699.57)	98,965.10	97,453.17
07386HSP7	797,582.97	-	797,582.97	791,913.80	(5,669.17)	791,913.80	534,947.07
073879QF8	57,301.78	-	57,301.78	52,211.20	(5,090.58)	52,211.20	55,583.36
07820QAY1	1,679,282.84	-	1,679,282.84	1,609,894.20	(69,388.64)	1,609,894.20	1,138,874.28
12667FBJ3	328,310.87	-	328,310.87	300,921.91	(27,388.96)	300,921.91	247,261.06
12667GCB7	40,688.17	-	40,688.17	40,324.32	(363.85)	40,324.32	27,512.09
12667GME0	1,894,092.62	-	1,894,092.62	1,874,937.16	(19,155.46)	1,874,937.16	1,068,221.17
12667GR62	778,145.39	-	778,145.39	765,875.76	(12,269.63)	765,875.76	501,286.16
12667GRW5	82,812.23	-	82,812.23	78,442.69	(4,369.54)	78,442.69	52,059.34
12667GS20	1,338,697.79	-	1,338,697.79	1,320,122.75	(18,575.04)	1,320,122.75	792,626.38
12667GWF6	835,512.70	-	835,512.70	816,786.28	(18,726.42)	816,786.28	409,725.63
12668ACG8	319,572.45	-	319,572.45	317,267.60	(2,304.85)	317,267.60	279,996.60
12668ACY9	46,974.40	-	46,974.40	46,934.55	(39.85)	46,934.55	36,756.81
12668ACZ6	399,231.00	-	399,231.00	392,988.50	(6,242.50)	392,988.50	250,665.76
12668AEV3	1,023,408.92	-	1,023,408.92	1,005,697.17	(17,711.75)	1,005,697.17	675,891.22
12668AGW9	87,302.20	-	87,302.20	85,575.39	(1,726.81)	85,575.39	54,348.33
12668AVP7	670,989.51	-	670,989.51	663,881.96	(7,107.55)	663,881.96	451,637.83
126694YM4	261,576.93	-	261,576.93	258,272.39	(3,304.54)	258,272.39	159,379.04
12669B3B6	1,703.52	-	1,703.52	1,663.27	(40.25)	1,663.27	1,283.61
12669EH33	25,156.62	-	25,156.62	24,441.19	(715.43)	24,441.19	18,893.74
12669FKR3	35,129.57	-	35,129.57	34,233.65	(895.92)	34,233.65	29,601.12

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12669FW82	$115,469.16	$-	$115,469.16	$114,253.34	$(1,215.82)	$114,253.34	$83,461.39
12669FXR9	31,267.74	-	31,267.74	30,862.13	(405.61)	30,862.13	23,807.16
12669GKH3	1,495,409.86	-	1,495,409.86	1,459,345.91	(36,063.95)	1,459,345.91	934,158.20
12669GMS7	16,953.22	-	16,953.22	16,737.25	(215.97)	16,737.25	10,875.64
12669GRM5	554,651.24	-	554,651.24	544,721.00	(9,930.24)	544,721.00	334,746.14
12669GRQ6	1,476,896.70	-	1,476,896.70	1,450,829.40	(26,067.30)	1,450,829.40	976,746.42
12669GTV3	61,838.84	-	61,838.84	61,176.69	(662.15)	61,176.69	36,496.09
12669GUR0	450,380.66	-	450,380.66	442,864.51	(7,516.15)	442,864.51	267,653.25
17307GMQ8	2,396,229.39	-	2,396,229.39	2,292,172.78	(104,056.61)	2,292,172.78	2,362,960.00
17307GYD4	523,519.73	-	523,519.73	513,440.52	(10,079.21)	513,440.52	487,901.59
22540V3F7	150,666.21	-	150,666.21	157,300.03	6,633.82	157,300.03	190,287.36
22540VGA4	118,460.78	-	118,460.78	107,081.11	(11,379.67)	107,081.11	102,550.25
22541NFL8	412,581.39	-	412,581.39	418,368.83	5,787.44	418,368.83	455,090.40
22541Q4M1	35,778.78	-	35,778.78	35,858.89	80.11	35,858.89	128,519.11
22541QFK3	13,271.71	-	13,271.71	13,394.92	123.21	13,394.92	26,835.19
22541QQR6	75,188.60	-	75,188.60	54,096.04	(21,092.56)	54,096.04	71,155.69
22541SJV1	63,534.11	-	63,534.11	51,446.03	(12,088.08)	51,446.03	64,953.29
225458RG5	440.02	-	440.02	356.62	(83.40)	356.62	6,110.57
23245QAA7	223,428.49	-	223,428.49	219,817.23	(3,611.26)	219,817.23	139,989.56
23332UAC8	418,408.96	-	418,408.96	414,374.18	(4,034.78)	414,374.18	269,717.36
23332UAR5	1,372,419.79	-	1,372,419.79	1,355,789.48	(16,630.31)	1,355,789.48	881,879.11
23332UBV5	1,002,189.64	-	1,002,189.64	989,956.49	(12,233.15)	989,956.49	577,977.32
23332UCM4	76,358.89	-	76,358.89	75,561.84	(797.05)	75,561.84	49,392.81
23332UDU5	2,192,357.91	-	2,192,357.91	2,171,637.75	(20,720.16)	2,171,637.75	1,350,309.76
251510FB4	417,043.40	-	417,043.40	396,726.09	(20,317.31)	396,726.09	313,532.27
251510NC3	1,645,915.38	-	1,645,915.38	1,618,262.26	(27,653.12)	1,618,262.26	410,317.59
30251YAB4	588,522.67	-	588,522.67	584,442.41	(4,080.26)	584,442.41	425,767.46
318340AB2	28,894.36	-	28,894.36	26,936.02	(1,958.34)	26,936.02	15,096.40
32056CAH2	2,812,011.19	-	2,812,011.19	2,742,473.19	(69,538.00)	2,742,473.19	2,445,097.10
362341XE4	4,510,324.63	-	4,510,324.63	4,484,817.14	(25,507.49)	4,484,817.14	4,262,500.02
36242DGA5	10,731.35	-	10,731.35	10,217.54	(513.81)	10,217.54	29,914.03
362480AD7	236,317.12	-	236,317.12	233,470.29	(2,846.83)	233,470.29	125,906.52
39538RAB5	1,422,825.82	-	1,422,825.82	1,409,811.16	(13,014.66)	1,409,811.16	859,276.35
39538RBB4	1,241,355.34	-	1,241,355.34	1,227,168.83	(14,186.51)	1,227,168.83	729,200.00
39539GAA0	508,766.12	-	508,766.12	507,525.00	(1,241.12)	507,525.00	319,403.17
40431KAA8	8,447.91	-	8,447.91	8,062.72	(385.19)	8,062.72	8,210.63
41161PA86	99,718.91	-	99,718.91	97,853.49	(1,865.42)	97,853.49	85,530.54
41161PHC0	731,764.56	-	731,764.56	724,977.94	(6,786.62)	724,977.94	466,008.09
41161PHU0	606,759.21	-	606,759.21	592,547.05	(14,212.16)	592,547.05	340,228.42
41161PLR2	1,605,901.33	-	1,605,901.33	1,587,816.47	(18,084.86)	1,587,816.47	978,433.46
41161PMG5	2,280,816.63	-	2,280,816.63	2,257,013.34	(23,803.29)	2,257,013.34	1,465,941.97
41161PQU0	1,233,335.75	-	1,233,335.75	1,217,470.28	(15,865.47)	1,217,470.28	768,562.99
41161PTN3	144,340.15	-	144,340.15	142,767.28	(1,572.87)	142,767.28	88,305.67
41161PWB5	676,444.55	-	676,444.55	668,415.94	(8,028.61)	668,415.94	397,171.58
43739EAP2	3,232,811.39	-	3,232,811.39	3,202,328.80	(30,482.59)	3,202,328.80	2,296,024.82
43739EBJ5	836,465.90	-	836,465.90	830,083.29	(6,382.61)	830,083.29	628,374.57
45254NHV2	10,164.03	-	10,164.03	9,671.04	(492.99)	9,671.04	7,657.78
45254NJG3	123,051.99	-	123,051.99	122,002.08	(1,049.91)	122,002.08	101,731.47
45254NJP3	15,178.49	-	15,178.49	14,005.32	(1,173.17)	14,005.32	12,926.30
45254NJV0	85,037.60	-	85,037.60	84,375.76	(661.84)	84,375.76	65,031.83
45254NJX6	10,444.14	-	10,444.14	10,338.87	(105.27)	10,338.87	10,334.84
45254NKD8	155,823.89	-	155,823.89	154,647.21	(1,176.68)	154,647.21	130,262.93
45254NKF3	333,970.00	-	333,970.00	331,111.13	(2,858.87)	331,111.13	217,720.98
45254NKX4	873,708.28	-	873,708.28	867,117.58	(6,590.70)	867,117.58	595,940.51

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NNP8	$1,736,027.42	$-	$1,736,027.42	$1,721,010.16	$(15,017.26)	$1,721,010.16	$1,252,323.89
45254NPA9	1,407,300.68	-	1,407,300.68	1,396,749.07	(10,551.61)	1,396,749.07	1,047,808.41
45254NPG6	35,864.42	-	35,864.42	32,812.07	(3,052.35)	32,812.07	28,558.56
45254NPU5	499,591.67	-	499,591.67	495,824.31	(3,767.36)	495,824.31	361,894.39
45254TMK7	20,145.55	-	20,145.55	13,967.41	(6,178.14)	13,967.41	19,292.34
45254TRX4	35,645.75	-	35,645.75	34,907.36	(738.39)	34,907.36	23,520.23
45254TSM7	430,312.20	-	430,312.20	426,395.64	(3,916.56)	426,395.64	254,960.59
45660LCN7	600,794.30	-	600,794.30	591,708.69	(9,085.61)	591,708.69	356,101.67
45660LKW8	2,949,954.75	-	2,949,954.75	2,921,214.16	(28,740.59)	2,921,214.16	1,923,325.42
45660LW96	236,791.76	-	236,791.76	231,296.62	(5,495.14)	231,296.62	116,451.85
45660LWD7	251,068.42	-	251,068.42	248,880.16	(2,188.26)	248,880.16	252,598.26
45660LYW3	295,471.39	-	295,471.39	289,021.07	(6,450.32)	289,021.07	172,607.88
45660N2J3	401,542.60	-	401,542.60	397,245.75	(4,296.85)	397,245.75	280,192.63
45660N5H4	562,954.91	-	562,954.91	554,502.21	(8,452.70)	554,502.21	342,810.81
45660NRB3	385,146.97	-	385,146.97	323,700.37	(61,446.60)	323,700.37	245,954.46
45660NS30	186,003.85	-	186,003.85	182,788.85	(3,215.00)	182,788.85	117,110.03
45660NT88	8,561.46	-	8,561.46	8,425.19	(136.27)	8,425.19	6,418.83
45660NT96	210,758.80	-	210,758.80	207,519.35	(3,239.45)	207,519.35	145,471.93
456612AC4	60,386.19	-	60,386.19	59,847.35	(538.84)	59,847.35	47,052.42
45667WAA6	401,070.39	-	401,070.39	397,080.27	(3,990.12)	397,080.27	300,546.29
466247XE8	621,439.76	-	621,439.76	614,514.59	(6,925.17)	614,514.59	429,573.21
46627MBQ9	795,314.46	-	795,314.46	789,626.28	(5,688.18)	789,626.28	565,944.15
46627MCS4	553,148.14	-	553,148.14	546,931.06	(6,217.08)	546,931.06	416,977.30
52524YAF0	1,251,591.68	-	1,251,591.68	1,233,592.14	(17,999.54)	1,233,592.14	723,393.83
550279AA1	430,623.65	-	430,623.65	425,780.02	(4,843.63)	425,780.02	293,073.60
55027BAA6	17,260.38	-	17,260.38	17,186.38	(74.00)	17,186.38	9,734.98
576433FP6	105,629.23	-	105,629.23	51,071.89	(54,557.34)	51,071.89	43,749.65
576433G42	420,322.04	-	420,322.04	415,720.63	(4,601.41)	415,720.63	249,010.72
576433NH5	90,844.16	-	90,844.16	89,017.85	(1,826.31)	89,017.85	74,132.95
576433YN0	137,274.99	-	137,274.99	134,612.94	(2,662.05)	134,612.94	86,856.03
576438AA3	1,136,019.48	-	1,136,019.48	1,107,811.52	(28,207.96)	1,107,811.52	940,408.93
576444AA1	37.62	-	37.62	3.57	(34.05)	3.57	-
589929X29	372,180.93	-	372,180.93	371,384.07	(796.86)	371,384.07	246,470.96
59020UXN0	10,194.50	-	10,194.50	10,176.19	(18.31)	10,176.19	26,915.71
59024WAF4	98,302.68	-	98,302.68	63,654.72	(34,647.96)	63,654.72	8,636.31
61915RBB1	417,777.63	-	417,777.63	412,724.91	(5,052.72)	412,724.91	265,443.67
68383NCA9	1,039,574.95	-	1,039,574.95	1,031,121.54	(8,453.41)	1,031,121.54	733,661.47
68383NCU5	570,893.02	-	570,893.02	566,079.73	(4,813.29)	566,079.73	395,295.29
68383NDT7	828,438.23	-	828,438.23	818,837.06	(9,601.17)	818,837.06	475,707.99
68402CAC8	85,817.58	-	85,817.58	86,073.45	255.87	86,073.45	82,390.51
74927WAM6	3,847.31	-	3,847.31	77.55	(3,769.76)	77.55	1,061.62
74927XAM4	1,137.92	-	1,137.92	515.50	(622.42)	515.50	9.73
76110GV40	422,736.51	-	422,736.51	416,256.92	(6,479.59)	416,256.92	378,503.80
76110GZR5	414,287.95	-	414,287.95	400,662.50	(13,625.45)	400,662.50	384,744.49
76110H4M8	48,759.89	-	48,759.89	50,023.94	1,264.05	50,023.94	66,528.91
76110HKX6	292,560.68	-	292,560.68	292,550.06	(10.62)	292,550.06	704,984.61
76110HKY4	19,962.22	-	19,962.22	22,049.68	2,087.46	22,049.68	85,676.00
761118FM5	1,228,393.01	-	1,228,393.01	1,210,782.34	(17,610.67)	1,210,782.34	1,035,287.27
761118KU1	644,428.15	-	644,428.15	636,305.35	(8,122.80)	636,305.35	391,739.95
761118NN4	702,942.79	-	702,942.79	692,968.23	(9,974.56)	692,968.23	438,002.28
761118RJ9	55,577.88	-	55,577.88	54,306.94	(1,270.94)	54,306.94	32,214.78
761118RM2	1,662,744.78	-	1,662,744.78	1,636,254.96	(26,489.82)	1,636,254.96	973,392.36
79549AYA1	204,978.88	-	204,978.88	183,051.92	(21,926.96)	183,051.92	114,038.33
79549AYB9	27,453.04	-	27,453.04	20,338.16	(7,114.88)	20,338.16	25,663.93

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
863579DV7	$126,126.20	$-	$126,126.20	$75,222.81	$(50,903.39)	$75,222.81	$33,553.96
863579YR3	206,949.22	-	206,949.22	204,982.31	(1,966.91)	204,982.31	149,532.44
86358R3Q8	496,897.47	-	496,897.47	489,988.02	(6,909.45)	489,988.02	311,715.31
86358RLG0	13,720.06	-	13,720.06	4,521.57	(9,198.49)	4,521.57	10,018.54
86358RUQ8	16,994.06	-	16,994.06	16,796.57	(197.49)	16,796.57	10,319.09
86359ACD3	102,708.93	-	102,708.93	77,097.69	(25,611.24)	77,097.69	84,150.32
86359ADN0	179,481.69	-	179,481.69	129,465.58	(50,016.11)	129,465.58	122,093.35
86359AEH2	42,339.08	-	42,339.08	12,394.30	(29,944.78)	12,394.30	9,462.33
86359ANH2	147,027.11	-	147,027.11	144,732.42	(2,294.69)	144,732.42	149,710.59
86359AXX6	155,036.18	-	155,036.18	164,326.04	9,289.86	164,326.04	212,271.51
86359AZE6	57,563.81	-	57,563.81	57,500.56	(63.25)	57,500.56	72,396.93
86359BLB5	249,446.96	-	249,446.96	242,675.32	(6,771.64)	242,675.32	219,081.28
885220FS7	1,408,266.49	-	1,408,266.49	1,396,552.27	(11,714.22)	1,396,552.27	1,298,188.63
92922F4M7	449,868.41	-	449,868.41	446,082.64	(3,785.77)	446,082.64	349,065.85
92922F5T1	731,898.74	-	731,898.74	725,506.73	(6,392.01)	725,506.73	553,092.95
92922F7Q5	765,444.39	-	765,444.39	757,553.59	(7,890.80)	757,553.59	563,814.18
92922FB72	165,657.88	-	165,657.88	164,134.90	(1,522.98)	164,134.90	109,599.29
92922FTJ7	151,121.91	-	151,121.91	146,562.07	(4,559.84)	146,562.07	116,381.07
92922FWU8	384,260.19	-	384,260.19	380,546.43	(3,713.76)	380,546.43	318,640.78
92922FZF8	947,074.14	-	947,074.14	938,318.11	(8,756.03)	938,318.11	685,144.48
92925CBB7	397,057.93	-	397,057.93	393,386.08	(3,671.85)	393,386.08	275,544.91
939336U35	214,696.15	-	214,696.15	214,218.86	(477.29)	214,218.86	236,048.32
939336X65	1,776,756.21	-	1,776,756.21	1,760,544.73	(16,211.48)	1,760,544.73	1,294,401.15
939336Z48	767,275.83	-	767,275.83	765,792.90	(1,482.93)	765,792.90	700,489.33
93934FHC9	591,359.98	-	591,359.98	583,213.59	(8,146.39)	583,213.59	352,297.10
93934FJQ6	1,453,148.19	-	1,453,148.19	1,430,974.37	(22,173.82)	1,430,974.37	866,737.11
94983CAJ6	2,742,652.71	-	2,742,652.71	2,730,066.80	(12,585.91)	2,730,066.80	2,754,727.21
94983TAE0	1,232,994.96	-	1,232,994.96	1,204,350.63	(28,644.33)	1,204,350.63	1,163,830.13
94983YAQ2	689,664.33	-	689,664.33	673,406.09	(16,258.24)	673,406.09	626,731.98
94985JAG5	3,018,319.64	-	3,018,319.64	3,013,248.94	(5,070.70)	3,013,248.94	2,701,932.79
Totals	$106,701,990.11	$-	$106,701,990.11	$104,920,573.41	$(1,781,416.70)	$104,920,573.41	$77,297,240.58

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02660TGN7	$894,724.12	$-	$894,724.12	$894,460.45	$(263.67)	$894,460.45	$557,893.56
02660XAD6	842,672.54	-	842,672.54	822,336.60	(20,335.94)	822,336.60	532,487.74
040104QN4	534,299.01	-	534,299.01	521,259.73	(13,039.28)	521,259.73	456,581.44
05946XYP2	88,274.24	-	88,274.24	86,738.89	(1,535.35)	86,738.89	51,803.26
05948JAA0	34,253.69	-	34,253.69	33,736.33	(517.36)	33,736.33	24,794.48
05949AHG8	699,115.85	-	699,115.85	690,536.74	(8,579.11)	690,536.74	661,519.71
05949ALH1	286,839.66	-	286,839.66	282,565.88	(4,273.78)	282,565.88	262,117.28
05949AZG8	694,180.86	-	694,180.86	659,847.96	(34,332.90)	659,847.96	648,941.83
05950DAA8	1,464,712.25	-	1,464,712.25	1,432,826.37	(31,885.88)	1,432,826.37	1,172,497.67
06050HKX5	48,061.38	-	48,061.38	42,261.96	(5,799.42)	42,261.96	22,954.30
06050HKY3	29,998.32	-	29,998.32	1,200.35	(28,797.97)	1,200.35	9,502.72
06652DAA7	694,614.63	-	694,614.63	665,002.35	(29,612.28)	665,002.35	409,301.42
073854AB7	1,939,781.10	-	1,939,781.10	1,718,608.13	(221,172.97)	1,718,608.13	1,187,340.81
07386HMB4	298,554.25	-	298,554.25	281,529.08	(17,025.17)	281,529.08	260,845.85

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HSP7	$841,815.33	$-	$841,815.33	$823,030.97	$(18,784.36)	$823,030.97	$563,184.81
073879QF8	79,234.75	-	79,234.75	61,036.40	(18,198.35)	61,036.40	46,409.56
073879Z92	1,216,284.98	-	1,216,284.98	1,007,479.69	(208,805.29)	1,007,479.69	480,366.24
07820QAY1	1,807,421.41	-	1,807,421.41	1,710,534.09	(96,887.32)	1,710,534.09	1,186,850.72
12479DAC2	1,495,504.97	-	1,495,504.97	1,058,100.22	(437,404.75)	1,058,100.22	1,274,295.00
12629EAK1	169.71	-	169.71	95.25	(74.46)	95.25	838.02
12667GCB7	42,466.17	-	42,466.17	41,893.44	(572.73)	41,893.44	27,579.11
12667GME0	1,970,378.15	-	1,970,378.15	1,915,325.05	(55,053.10)	1,915,325.05	1,104,590.99
12667GR62	848,831.08	-	848,831.08	814,709.59	(34,121.49)	814,709.59	511,990.51
12667GRW5	103,049.30	-	103,049.30	87,493.24	(15,556.06)	87,493.24	53,643.96
12667GS20	1,395,194.67	-	1,395,194.67	1,359,659.15	(35,535.52)	1,359,659.15	789,076.62
12667GWF6	893,208.08	-	893,208.08	853,382.18	(39,825.90)	853,382.18	426,674.72
12668ACG8	339,284.86	-	339,284.86	329,363.69	(9,921.17)	329,363.69	285,702.87
12668ACY9	50,028.38	-	50,028.38	49,390.51	(637.87)	49,390.51	38,994.10
12668ACZ6	407,473.07	-	407,473.07	405,895.25	(1,577.82)	405,895.25	258,634.99
12668AEV3	1,060,565.23	-	1,060,565.23	1,039,650.61	(20,914.62)	1,039,650.61	627,686.23
12668AGW9	93,339.21	-	93,339.21	89,212.31	(4,126.90)	89,212.31	59,133.72
12668AVP7	707,847.82	-	707,847.82	702,897.36	(4,950.46)	702,897.36	474,416.19
126694YM4	274,608.63	-	274,608.63	272,640.44	(1,968.19)	272,640.44	154,084.11
12669EH33	29,176.14	-	29,176.14	28,909.03	(267.11)	28,909.03	22,083.65
12669FKR3	35,510.45	-	35,510.45	35,346.32	(164.13)	35,346.32	30,721.31
12669FW82	122,839.35	-	122,839.35	117,876.40	(4,962.95)	117,876.40	85,139.38
12669FXR9	38,032.63	-	38,032.63	35,765.54	(2,267.09)	35,765.54	27,851.97
12669GKH3	1,576,760.29	-	1,576,760.29	1,515,588.98	(61,171.31)	1,515,588.98	975,395.32
12669GRM5	582,441.67	-	582,441.67	568,961.25	(13,480.42)	568,961.25	337,944.34
12669GRQ6	1,545,620.68	-	1,545,620.68	1,503,728.58	(41,892.10)	1,503,728.58	975,815.80
12669GTV3	63,543.93	-	63,543.93	62,428.38	(1,115.55)	62,428.38	37,506.64
12669GUR0	470,798.93	-	470,798.93	463,381.46	(7,417.47)	463,381.46	280,483.96
161551FD3	152,636.41	-	152,636.41	151,801.34	(835.07)	151,801.34	130,316.43
17307GMQ8	2,547,764.08	-	2,547,764.08	2,504,324.06	(43,440.02)	2,504,324.06	2,496,982.40
17310UAE2	265.92	-	265.92	188.80	(77.12)	188.80	3,269.60
22540V3F7	545,074.09	-	545,074.09	165,856.34	(379,217.75)	165,856.34	308,726.34
22540VFZ0	185,092.35	-	185,092.35	176,634.59	(8,457.76)	176,634.59	158,088.35
22540VG71	11,097.06	-	11,097.06	10,386.64	(710.42)	10,386.64	9,084.40
22540VGA4	178,575.99	-	178,575.99	123,163.90	(55,412.09)	123,163.90	103,965.14
22540VQ70	213,811.18	-	213,811.18	193,480.74	(20,330.44)	193,480.74	125,101.93
22541NFL8	475,292.99	-	475,292.99	429,346.52	(45,946.47)	429,346.52	442,545.07
22541NTH2	12,037.93	-	12,037.93	2,049.21	(9,988.72)	2,049.21	6,937.94
22541Q4M1	195,066.10	-	195,066.10	39,729.11	(155,336.99)	39,729.11	124,543.08
22541QFK3	35,705.82	-	35,705.82	13,858.62	(21,847.20)	13,858.62	22,276.16
22541QQR6	204,606.68	-	204,606.68	77,290.64	(127,316.04)	77,290.64	69,315.75
22541SFL7	9.58	-	9.58	0.64	(8.94)	0.64	4.40
22541SJV1	240,481.64	-	240,481.64	65,053.70	(175,427.94)	65,053.70	64,452.44
2254W0NK7	180,587.40	-	180,587.40	116,957.89	(63,629.51)	116,957.89	115,432.00
23245QAA7	231,620.76	-	231,620.76	228,240.76	(3,380.00)	228,240.76	148,515.83
23332UAC8	443,608.85	-	443,608.85	425,534.86	(18,073.99)	425,534.86	282,618.53
23332UAR5	1,494,547.41	-	1,494,547.41	1,394,744.90	(99,802.51)	1,394,744.90	886,781.58
23332UBG8	635,704.65	-	635,704.65	635,215.47	(489.18)	635,215.47	383,891.67
23332UBV5	1,093,737.22	-	1,093,737.22	1,041,572.48	(52,164.74)	1,041,572.48	618,132.60
23332UCM4	82,685.47	-	82,685.47	79,581.75	(3,103.72)	79,581.75	52,404.91
23332UDU5	2,284,937.72	-	2,284,937.72	2,247,937.08	(37,000.64)	2,247,937.08	1,401,500.12
251510FB4	441,712.61	-	441,712.61	434,301.58	(7,411.03)	434,301.58	337,930.20
251510NC3	1,770,272.74	-	1,770,272.74	1,646,541.16	(123,731.58)	1,646,541.16	431,651.86
30251YAB4	595,960.83	-	595,960.83	595,731.06	(229.77)	595,731.06	428,867.34

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
32051GZS7	$1,390,049.75	$-	$1,390,049.75	$1,338,909.36	$(51,140.39)	$1,338,909.36	$1,225,612.81
32056CAH2	2,890,213.63	-	2,890,213.63	2,803,223.36	(86,990.27)	2,803,223.36	2,316,410.52
362341XE4	4,800,050.85	-	4,800,050.85	4,786,829.08	(13,221.77)	4,786,829.08	4,494,696.55
36242D3Z4	4,547.48	-	4,547.48	1,948.92	(2,598.56)	1,948.92	4,707.00
36242DGA5	31,561.55	-	31,561.55	11,942.91	(19,618.64)	11,942.91	26,626.32
39538RAB5	1,485,743.12	-	1,485,743.12	1,461,288.70	(24,454.42)	1,461,288.70	902,042.33
39538RBB4	1,300,587.45	-	1,300,587.45	1,266,294.48	(34,292.97)	1,266,294.48	739,509.04
40431KAA8	11,034.72	-	11,034.72	10,541.00	(493.72)	10,541.00	9,865.49
41161PA86	108,460.94	-	108,460.94	104,494.55	(3,966.39)	104,494.55	84,853.72
41161PHC0	777,691.75	-	777,691.75	750,001.79	(27,689.96)	750,001.79	486,407.48
41161PHU0	640,052.60	-	640,052.60	621,194.99	(18,857.61)	621,194.99	351,742.03
41161PLR2	1,669,990.23	-	1,669,990.23	1,637,795.06	(32,195.17)	1,637,795.06	1,017,966.68
41161PMG5	2,349,235.11	-	2,349,235.11	2,302,835.57	(46,399.54)	2,302,835.57	1,463,648.77
41161PQU0	1,278,063.78	-	1,278,063.78	1,253,061.82	(25,001.96)	1,253,061.82	797,398.68
41161PTN3	148,554.02	-	148,554.02	146,315.98	(2,238.04)	146,315.98	94,185.47
41161PWB5	693,228.90	-	693,228.90	683,122.91	(10,105.99)	683,122.91	409,342.46
43739EAP2	3,424,615.43	-	3,424,615.43	3,315,823.34	(108,792.09)	3,315,823.34	2,341,339.80
43739EBJ5	868,511.58	-	868,511.58	861,694.73	(6,816.85)	861,694.73	666,744.00
45254NJG3	128,291.25	-	128,291.25	127,853.43	(437.82)	127,853.43	89,966.94
45254NJV0	90,087.27	-	90,087.27	87,575.49	(2,511.78)	87,575.49	63,566.62
45254NJX6	12,364.50	-	12,364.50	11,013.48	(1,351.02)	11,013.48	9,065.57
45254NKD8	162,920.17	-	162,920.17	160,299.06	(2,621.11)	160,299.06	133,883.24
45254NKF3	342,781.47	-	342,781.47	342,503.23	(278.24)	342,503.23	225,429.75
45254NKX4	892,534.60	-	892,534.60	889,574.10	(2,960.50)	889,574.10	606,380.77
45254NNP8	1,855,723.64	-	1,855,723.64	1,800,881.90	(54,841.74)	1,800,881.90	1,201,979.60
45254NPA9	1,455,735.48	-	1,455,735.48	1,453,709.27	(2,026.21)	1,453,709.27	1,085,964.76
45254NPG6	42,297.94	-	42,297.94	41,649.23	(648.71)	41,649.23	26,580.35
45254NPU5	513,978.75	-	513,978.75	512,845.47	(1,133.28)	512,845.47	343,311.51
45254TMK7	46,841.22	-	46,841.22	22,460.09	(24,381.13)	22,460.09	19,538.01
45254TRX4	36,325.29	-	36,325.29	36,300.71	(24.58)	36,300.71	25,006.86
45254TSM7	448,035.03	-	448,035.03	443,062.50	(4,972.53)	443,062.50	233,198.59
45660LCN7	685,002.66	-	685,002.66	621,335.76	(63,666.90)	621,335.76	364,237.06
45660LKW8	3,109,247.70	-	3,109,247.70	3,033,714.84	(75,532.86)	3,033,714.84	1,844,455.79
45660LW96	247,683.32	-	247,683.32	241,762.33	(5,920.99)	241,762.33	145,494.90
45660LWD7	287,622.82	-	287,622.82	263,393.56	(24,229.26)	263,393.56	262,992.97
45660LYW3	315,078.91	-	315,078.91	309,390.12	(5,688.79)	309,390.12	189,043.61
45660N2J3	458,348.07	-	458,348.07	422,902.97	(35,445.10)	422,902.97	309,786.26
45660N2Y0	150,509.81	-	150,509.81	145,795.56	(4,714.25)	145,795.56	97,966.94
45660N5H4	628,065.32	-	628,065.32	585,183.77	(42,881.55)	585,183.77	381,236.96
45660NKM6	809,328.13	-	809,328.13	601,892.53	(207,435.60)	601,892.53	534,363.47
45660NRB3	416,117.76	-	416,117.76	396,252.90	(19,864.86)	396,252.90	243,596.61
45660NS30	211,629.14	-	211,629.14	198,046.60	(13,582.54)	198,046.60	155,647.01
45660NT88	10,579.44	-	10,579.44	8,817.93	(1,761.51)	8,817.93	6,019.14
45660NT96	255,620.99	-	255,620.99	215,740.37	(39,880.62)	215,740.37	149,647.44
456612AC4	65,088.94	-	65,088.94	63,395.11	(1,693.83)	63,395.11	50,065.36
45667WAA6	425,464.11	-	425,464.11	423,837.81	(1,626.30)	423,837.81	309,691.58
466247XE8	655,224.80	-	655,224.80	640,989.45	(14,235.35)	640,989.45	458,800.38
46627MBQ9	842,284.35	-	842,284.35	830,538.92	(11,745.43)	830,538.92	603,600.11
46627MCS4	613,220.93	-	613,220.93	588,679.64	(24,541.29)	588,679.64	464,239.68
52524YAF0	1,288,116.25	-	1,288,116.25	1,287,722.66	(393.59)	1,287,722.66	719,372.78
550279AA1	461,458.02	-	461,458.02	456,879.46	(4,578.56)	456,879.46	317,292.90
576433FP6	155,913.12	-	155,913.12	105,969.46	(49,943.66)	105,969.46	46,887.45
576433G42	440,467.13	-	440,467.13	432,533.62	(7,933.51)	432,533.62	258,601.02
576433GW0	95,324.25	-	95,324.25	42,888.17	(52,436.08)	42,888.17	29,069.20

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
576433NH5	$192,626.21	$-	$192,626.21	$100,934.92	$(91,691.29)	$100,934.92	$112,587.22
576433YN0	139,320.04	-	139,320.04	138,132.40	(1,187.64)	138,132.40	88,891.24
576438AA3	1,164,071.64	-	1,164,071.64	1,154,522.39	(9,549.25)	1,154,522.39	972,302.04
59020UNZ4	160,991.85	-	160,991.85	159,844.74	(1,147.11)	159,844.74	159,923.34
59020UXN0	31,157.97	-	31,157.97	13,590.04	(17,567.93)	13,590.04	27,410.56
61753VAG7	120.00	-	120.00	106.11	(13.89)	106.11	368.70
61913PAA0	1,227,783.81	-	1,227,783.81	1,204,581.39	(23,202.42)	1,204,581.39	1,059,115.01
61915RBB1	435,327.30	-	435,327.30	428,142.26	(7,185.04)	428,142.26	277,800.38
669884AF5	665.00	-	665.00	594.98	(70.02)	594.98	1,681.56
68383NCA9	1,071,677.05	-	1,071,677.05	1,066,860.42	(4,816.63)	1,066,860.42	749,418.91
68383NCU5	624,729.59	-	624,729.59	590,719.18	(34,010.41)	590,719.18	423,359.33
68383NDT7	847,976.88	-	847,976.88	845,734.80	(2,242.08)	845,734.80	468,351.24
68402CAC8	107,267.93	-	107,267.93	102,694.90	(4,573.03)	102,694.90	93,365.97
74927XAM4	14,203.88	-	14,203.88	6,658.74	(7,545.14)	6,658.74	25,452.34
76110H4M8	75,515.63	-	75,515.63	61,806.61	(13,709.02)	61,806.61	71,310.62
76110H5C9	14,023.56	-	14,023.56	9,011.15	(5,012.41)	9,011.15	8,730.49
76110HKX6	977,854.31	-	977,854.31	312,777.27	(665,077.04)	312,777.27	697,352.41
76110HKY4	91,675.87	-	91,675.87	25,876.86	(65,799.01)	25,876.86	87,284.00
761118FM5	1,291,650.81	-	1,291,650.81	1,260,093.64	(31,557.17)	1,260,093.64	945,349.77
761118KU1	689,559.02	-	689,559.02	667,605.21	(21,953.81)	667,605.21	413,403.82
761118NN4	740,394.52	-	740,394.52	720,204.95	(20,189.57)	720,204.95	454,045.23
761118RJ9	61,257.47	-	61,257.47	58,031.54	(3,225.93)	58,031.54	32,265.36
761118RM2	1,795,367.21	-	1,795,367.21	1,702,558.95	(92,808.26)	1,702,558.95	988,380.65
76114GAL1	24.06	-	24.06	16.93	(7.13)	16.93	1,208.89
79549AYA1	246,017.91	-	246,017.91	211,496.38	(34,521.53)	211,496.38	114,881.58
79549AYB9	48,218.19	-	48,218.19	29,828.82	(18,389.37)	29,828.82	25,987.52
81744FDK0	790,998.13	-	790,998.13	783,592.24	(7,405.89)	783,592.24	707,569.01
863579YR3	226,457.49	-	226,457.49	217,888.63	(8,568.86)	217,888.63	161,009.51
86358RLG0	42,477.75	-	42,477.75	17,498.96	(24,978.79)	17,498.96	19,500.65
86358RSJ7	8,448.24	-	8,448.24	338.06	(8,110.18)	338.06	2,644.92
86359ADN0	184,431.29	-	184,431.29	179,330.84	(5,100.45)	179,330.84	59,057.89
86359ANH2	157,196.10	-	157,196.10	152,925.20	(4,270.90)	152,925.20	119,627.22
86359AXX6	380,166.25	-	380,166.25	185,895.53	(194,270.72)	185,895.53	326,610.45
86359AZE6	114,457.50	-	114,457.50	58,216.28	(56,241.22)	58,216.28	87,712.76
87222EAJ7	3,160.99	-	3,160.99	2,074.02	(1,086.97)	2,074.02	7,463.98
885220FS7	1,482,771.62	-	1,482,771.62	1,462,110.35	(20,661.27)	1,462,110.35	1,280,226.63
929227XH4	89,398.20	-	89,398.20	29,483.72	(59,914.48)	29,483.72	83,894.49
92922F4M7	461,867.25	-	461,867.25	460,399.66	(1,467.59)	460,399.66	357,043.44
92922F5T1	754,449.65	-	754,449.65	751,621.73	(2,827.92)	751,621.73	578,679.81
92922F7Q5	811,725.75	-	811,725.75	787,474.51	(24,251.24)	787,474.51	578,388.81
92922FB72	174,033.89	-	174,033.89	171,521.41	(2,512.48)	171,521.41	109,769.44
92922FD21	37,049.05	-	37,049.05	36,967.94	(81.11)	36,967.94	28,291.29
92922FD47	1,562,212.41	-	1,562,212.41	1,532,338.45	(29,873.96)	1,532,338.45	1,128,201.83
92922FJ25	870,672.48	-	870,672.48	869,364.12	(1,308.36)	869,364.12	661,937.46
92922FTJ7	164,008.83	-	164,008.83	155,371.71	(8,637.12)	155,371.71	111,988.78
92922FWU8	406,061.49	-	406,061.49	395,865.69	(10,195.80)	395,865.69	267,934.37
92922FZF8	1,003,789.34	-	1,003,789.34	983,272.60	(20,516.74)	983,272.60	686,759.77
92925CBB7	414,114.78	-	414,114.78	408,734.53	(5,380.25)	408,734.53	286,656.08
92926SAE6	135,399.33	-	135,399.33	132,953.53	(2,445.80)	132,953.53	108,380.51
939336U35	241,906.76	-	241,906.76	227,212.63	(14,694.13)	227,212.63	228,143.69
939336X65	1,868,737.75	-	1,868,737.75	1,820,962.49	(47,775.26)	1,820,962.49	1,304,679.81
93934FHC9	613,357.14	-	613,357.14	600,364.66	(12,992.48)	600,364.66	368,478.47
93934FJQ6	1,509,523.62	-	1,509,523.62	1,488,706.67	(20,816.95)	1,488,706.67	890,797.79
94983CAJ6	2,959,095.05	-	2,959,095.05	2,858,507.34	(100,587.71)	2,858,507.34	2,845,443.88

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
94983EAH6	$2,117,761.57	$-	$2,117,761.57	$2,097,519.45	$(20,242.12)	$2,097,519.45	$1,736,895.60
94983TAE0	1,308,145.55	-	1,308,145.55	1,298,811.22	(9,334.33)	1,298,811.22	1,174,715.97
94983YAQ2	742,851.35	-	742,851.35	696,119.07	(46,732.28)	696,119.07	634,009.66
L26479NN8	139,029.94	-	139,029.94	21,389.22	(117,640.72)	21,389.22	281,757.06
Totals	$117,247,144.97	$-	$117,247,144.97	$110,848,178.13	$(6,398,966.84)	$110,848,178.13	$81,512,592.53

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2009:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$40,979.60	$-	$40,979.60	$41,617.12	$637.52	$41,617.12	$41,150.00
004375CT6	547,210.37	-	547,210.37	498,408.11	(48,802.26)	498,408.11	275,971.09
00442GAD2	124,301.94	-	124,301.94	126,826.06	2,524.12	126,826.06	117,112.92
00442KAD3	136,394.66	-	136,394.66	132,240.00	(4,154.66)	132,240.00	100,198.47
007037BK9	23,616.73	-	23,616.73	47,532.66	23,915.93	47,532.66	47,927.40
02146YAD8	315,621.69	-	315,621.69	311,787.94	(3,833.75)	311,787.94	200,548.08
02147DAV3	44,503.08	-	44,503.08	41,864.87	(2,638.21)	41,864.87	40,283.32
02150MAB1	2,211,085.86	-	2,211,085.86	2,150,068.80	(61,017.06)	2,150,068.80	1,454,018.37
02660CAH3	22,333.30	-	22,333.30	10,209.90	(12,123.40)	10,209.90	7,276.30
02660TGN7	950,273.39	-	950,273.39	951,274.79	1,001.40	951,274.79	535,155.85
02660THL0	70,867.66	-	70,867.66	67,489.03	(3,378.63)	67,489.03	44,216.36
02660THT3	27,402.01	-	27,402.01	27,150.72	(251.29)	27,150.72	20,664.10
040104QN4	599,592.01	-	599,592.01	573,649.09	(25,942.92)	573,649.09	479,330.60
040104RV5	352,293.10	-	352,293.10	340,425.92	(11,867.18)	340,425.92	241,385.65
040104TG6	50,917.69	-	50,917.69	49,146.24	(1,771.45)	49,146.24	32,967.40
05948XR52	190,140.52	-	190,140.52	36,617.44	(153,523.08)	36,617.44	75,369.15
05948XVH1	203,010.15	-	203,010.15	41,498.42	(161,511.73)	41,498.42	71,690.11
05948XVJ7	193,850.33	-	193,850.33	13,080.33	(180,770.00)	13,080.33	43,059.13
05949ALH1	299,434.57	-	299,434.57	293,306.58	(6,127.99)	293,306.58	265,812.46
05949AZG8	796,554.20	-	796,554.20	795,049.99	(1,504.21)	795,049.99	680,837.72
05950DAA8	1,480,343.49	-	1,480,343.49	1,475,039.67	(5,303.82)	1,475,039.67	1,131,160.60
07325VAG9	69,399.67	-	69,399.67	70,753.49	1,353.82	70,753.49	61,203.01
07384YNJ1	337,698.04	-	337,698.04	313,676.87	(24,021.17)	313,676.87	324,940.40
073852AD7	78,094.81	-	78,094.81	70,170.00	(7,924.81)	70,170.00	38,460.00
07386HCP4	48,187.18	-	48,187.18	10,300.87	(37,886.31)	10,300.87	18,237.81
07386HEN7	46,376.00	-	46,376.00	4,829.68	(41,546.32)	4,829.68	9,786.95
073879QF8	82,618.55	-	82,618.55	83,465.32	846.77	83,465.32	47,359.15
073879Z92	1,225,813.23	-	1,225,813.23	1,195,468.49	(30,344.74)	1,195,468.49	396,491.48
07389VAA5	140,629.30	-	140,629.30	139,836.18	(793.12)	139,836.18	132,044.40
07400XAB4	400,011.07	-	400,011.07	381,010.00	(19,001.07)	381,010.00	190,227.80
07401EAA7	452,576.73	-	452,576.73	443,373.16	(9,203.57)	443,373.16	290,753.13
07820QAY1	1,872,110.56	-	1,872,110.56	1,860,426.29	(11,684.27)	1,860,426.29	1,199,370.05
1248MEAE9	150,341.12	-	150,341.12	133,400.00	(16,941.12)	133,400.00	125,024.53
1248MEAG4	61,812.23	-	61,812.23	58,230.00	(3,582.23)	58,230.00	54,152.93
1248RHAD9	199,354.43	-	199,354.43	188,790.00	(10,564.43)	188,790.00	115,370.36
12498NAB9	251,714.06	-	251,714.06	252,435.66	721.60	252,435.66	198,490.59
12567AAF4	103,440.32	-	103,440.32	102,681.23	(759.09)	102,681.23	97,263.92
12629EAK1	868.20	-	868.20	417.08	(451.12)	417.08	2,288.04
12638PAL3	75.64	-	75.64	63.55	(12.09)	63.55	552.55
126670WT1	637,710.20	-	637,710.20	637,955.39	245.19	637,955.39	499,837.69

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GR62	$889,858.09	$-	$889,858.09	$884,387.20	$(5,470.89)	$884,387.20	$520,733.71
12667GRW5	109,617.88	-	109,617.88	109,288.82	(329.06)	109,288.82	55,210.85
12667GS20	1,425,278.13	-	1,425,278.13	1,429,564.51	4,286.38	1,429,564.51	803,494.81
12667GWF6	915,258.16	-	915,258.16	909,929.03	(5,329.13)	909,929.03	470,125.53
12668A3Q6	679,661.94	-	679,661.94	677,855.31	(1,806.63)	677,855.31	249,477.79
12668A4B8	1,064,455.32	-	1,064,455.32	1,045,396.78	(19,058.54)	1,045,396.78	555,928.99
12668ACZ6	416,940.36	-	416,940.36	415,456.05	(1,484.31)	415,456.05	248,688.79
12668AEV3	1,094,281.53	-	1,094,281.53	1,088,596.67	(5,684.86)	1,088,596.67	634,375.32
12668APF6	25,374.23	-	25,374.23	20,727.64	(4,646.59)	20,727.64	32,296.98
12668BAU7	21,391.72	-	21,391.72	19,098.77	(2,292.95)	19,098.77	22,340.16
12668BB77	5,375,511.77	-	5,375,511.77	5,320,896.59	(54,615.18)	5,320,896.59	3,261,967.96
126694YM4	294,044.22	-	294,044.22	284,718.25	(9,325.97)	284,718.25	145,454.64
12669EH33	29,967.07	-	29,967.07	29,182.10	(784.97)	29,182.10	21,858.10
12669FVD2	111,189.19	-	111,189.19	110,229.37	(959.82)	110,229.37	103,932.60
12669FXR9	39,525.02	-	39,525.02	39,496.67	(28.35)	39,496.67	26,205.72
12669GKH3	1,624,882.69	-	1,624,882.69	1,617,720.98	(7,161.71)	1,617,720.98	987,642.54
12669GRM5	558,473.82	-	558,473.82	607,659.45	49,185.63	607,659.45	341,117.44
12669GRQ6	1,674,000.21	-	1,674,000.21	1,621,720.68	(52,279.53)	1,621,720.68	988,505.91
12669GTV3	64,891.41	-	64,891.41	64,766.56	(124.85)	64,766.56	35,498.14
12669GUR0	488,337.63	-	488,337.63	484,674.30	(3,663.33)	484,674.30	282,475.20
12669UBB5	65,531.94	-	65,531.94	64,555.24	(976.70)	64,555.24	60,591.00
17310UAE2	414.80	-	414.80	270.00	(144.80)	270.00	3,210.00
22540V3F7	574,715.27	-	574,715.27	556,247.87	(18,467.40)	556,247.87	296,071.38
22541Q4M1	251,506.46	-	251,506.46	196,005.18	(55,501.28)	196,005.18	122,665.32
22541QJR4	156,325.07	-	156,325.07	45,098.28	(111,226.79)	45,098.28	64,847.10
22541QV25	74,278.57	-	74,278.57	3,588.94	(70,689.63)	3,588.94	9,479.54
2254W0KK0	1,636.67	-	1,636.67	1,843.85	207.18	1,843.85	24,335.51
23243AAD8	115,345.80	-	115,345.80	114,400.32	(945.48)	114,400.32	69,317.05
23244LAB7	36,218.60	-	36,218.60	31,640.00	(4,578.60)	31,640.00	33,922.00
23245QAA7	238,791.70	-	238,791.70	238,123.93	(667.77)	238,123.93	157,116.35
23248AAJ0	109,846.42	-	109,846.42	105,234.80	(4,611.62)	105,234.80	94,172.15
23332UCM4	83,795.34	-	83,795.34	83,692.18	(103.16)	83,692.18	52,319.20
25150PAD1	18.50	-	18.50	13.35	(5.15)	13.35	19.54
30251YAB4	619,622.00	-	619,622.00	619,560.04	(61.96)	619,560.04	445,783.33
32051DRA2	14,449.90	-	14,449.90	14,093.18	(356.72)	14,093.18	13,224.57
32051GBV6	48,601.36	-	48,601.36	33,286.35	(15,315.01)	33,286.35	37,939.89
32051GVN2	756,104.42	-	756,104.42	733,056.28	(23,048.14)	733,056.28	728,013.58
32051GZS7	1,393,975.08	-	1,393,975.08	1,386,720.00	(7,255.08)	1,386,720.00	1,194,100.16
32056CAH2	2,883,821.15	-	2,883,821.15	2,879,280.00	(4,541.15)	2,879,280.00	2,165,166.17
35729RAE6	229,523.05	-	229,523.05	225,158.95	(4,364.10)	225,158.95	196,043.94
362334EB6	619,791.82	-	619,791.82	600,458.90	(19,332.92)	600,458.90	478,960.52
36242D3Z4	7,190.72	-	7,190.72	4,845.00	(2,345.72)	4,845.00	4,469.70
36242DGA5	59,299.57	-	59,299.57	32,885.38	(26,414.19)	32,885.38	30,959.43
362437AC9	327,406.73	-	327,406.73	330,796.10	3,389.37	330,796.10	272,044.15
362480AD7	260,265.57	-	260,265.57	254,673.04	(5,592.53)	254,673.04	136,162.00
39538RBB4	1,330,292.00	-	1,330,292.00	1,328,363.57	(1,928.43)	1,328,363.57	745,782.44
39539GAA0	543,753.86	-	543,753.86	546,796.93	3,043.07	546,796.93	315,164.29
40430HEB0	6,935.37	-	6,935.37	5,525.00	(1,410.37)	5,525.00	12,417.00
40430HFL7	190,624.18	-	190,624.18	190,580.00	(44.18)	190,580.00	143,050.00
40430MAB3	41,265.80	-	41,265.80	45,932.32	4,666.52	45,932.32	34,826.50
40431HAT4	(134.52)	-	(134.52)	8.62	143.14	8.62	2,413.72
40431KAE0	551,885.24	-	551,885.24	530,985.00	(20,900.24)	530,985.00	487,414.41
41161PA86	112,593.99	-	112,593.99	113,513.91	919.92	113,513.91	92,006.70
41161PHC0	797,327.74	-	797,327.74	788,862.27	(8,465.47)	788,862.27	514,816.60

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41161PHU0	$650,354.45	$-	$650,354.45	$647,115.15	$(3,239.30)	$647,115.15	$396,578.01
41161PLR2	1,705,814.72	-	1,705,814.72	1,697,937.25	(7,877.47)	1,697,937.25	1,011,354.71
41161PMG5	2,419,551.32	-	2,419,551.32	2,403,730.34	(15,820.98)	2,403,730.34	1,439,167.38
41161PQU0	1,316,980.92	-	1,316,980.92	1,305,196.95	(11,783.97)	1,305,196.95	756,350.22
41161PTN3	151,805.38	-	151,805.38	150,863.73	(941.65)	150,863.73	82,975.68
41161PWB5	710,718.91	-	710,718.91	706,019.06	(4,699.85)	706,019.06	396,821.83
41164LAB5	1,419,508.13	-	1,419,508.13	1,393,571.68	(25,936.45)	1,393,571.68	710,171.19
43739EAP2	3,520,348.31	-	3,520,348.31	3,514,276.79	(6,071.52)	3,514,276.79	1,979,133.42
43739EBJ5	903,187.10	-	903,187.10	902,030.34	(1,156.76)	902,030.34	646,560.15
45254NNP8	1,912,632.97	-	1,912,632.97	1,890,544.59	(22,088.38)	1,890,544.59	1,214,860.42
45254NPA9	1,510,579.29	-	1,510,579.29	1,510,519.68	(59.61)	1,510,519.68	972,265.55
45254NPG6	47,773.28	-	47,773.28	47,461.54	(311.74)	47,461.54	26,146.68
45254NPU5	531,101.50	-	531,101.50	531,155.09	53.59	531,155.09	303,882.33
45254TSM7	467,264.14	-	467,264.14	463,787.82	(3,476.32)	463,787.82	188,857.39
45660L4P1	8,621.76	-	8,621.76	224.57	(8,397.19)	224.57	449.13
45660LGX1	7,297.70	-	7,297.70	3,543.86	(3,753.84)	3,543.86	5,888.58
45660LVD8	3,083.52	-	3,083.52	2,362.42	(721.10)	2,362.42	3,409.33
45660LW96	268,591.76	-	268,591.76	254,314.76	(14,277.00)	254,314.76	145,509.89
45660LWD7	294,786.76	-	294,786.76	298,213.95	3,427.19	298,213.95	246,260.88
45660LYW3	354,526.86	-	354,526.86	339,554.89	(14,971.97)	339,554.89	180,018.91
45660N5H4	673,093.50	-	673,093.50	659,474.26	(13,619.24)	659,474.26	438,341.00
45660NRB3	461,814.48	-	461,814.48	421,909.93	(39,904.55)	421,909.93	242,336.66
45667WAA6	451,021.01	-	451,021.01	455,855.38	4,834.37	455,855.38	260,733.44
45667WAC2	19,343.09	-	19,343.09	27,484.55	8,141.46	27,484.55	22,564.83
466247XE8	673,546.81	-	673,546.81	672,871.06	(675.75)	672,871.06	440,480.85
46626CBS8	84,419.53	-	84,419.53	83,142.14	(1,277.39)	83,142.14	129,547.10
466286AH4	56.70	-	56.70	40.00	(16.70)	40.00	89.22
525226AL0	52,869.83	-	52,869.83	49,830.00	(3,039.83)	49,830.00	5,565.00
525229AG5	78,318.03	-	78,318.03	67,660.00	(10,658.03)	67,660.00	55,382.72
52524VAG4	1,431,560.26	-	1,431,560.26	1,425,789.45	(5,770.81)	1,425,789.45	868,776.15
52524YAF0	1,330,313.66	-	1,330,313.66	1,323,958.37	(6,355.29)	1,323,958.37	718,348.63
576433FP6	166,758.86	-	166,758.86	155,795.41	(10,963.45)	155,795.41	47,122.48
576433GW0	129,899.92	-	129,899.92	95,595.91	(34,304.01)	95,595.91	32,822.87
576444AA1	(27.38)	-	(27.38)	-	27.38	-	-
590212AB2	44,715.26	-	44,715.26	43,830.90	(884.36)	43,830.90	45,145.86
59024UAB7	136,248.71	-	136,248.71	139,002.32	2,753.61	139,002.32	131,744.60
617451DQ9	199,522.46	-	199,522.46	197,919.71	(1,602.75)	197,919.71	167,749.72
61750FAE0	47,716.69	-	47,716.69	43,850.00	(3,866.69)	43,850.00	34,961.57
61751JAQ4	1,929.02	-	1,929.02	1,080.00	(849.02)	1,080.00	3,751.80
61753VAG7	171.19	-	171.19	120.00	(51.19)	120.00	405.73
61755FAE5	656.92	-	656.92	320.00	(336.92)	320.00	1,976.38
61915RBB1	455,534.41	-	455,534.41	451,268.11	(4,266.30)	451,268.11	288,568.67
638728AC9	129,822.30	-	129,822.30	125,070.00	(4,752.30)	125,070.00	101,801.43
64352VQR5	567,667.53	-	567,667.53	545,735.99	(21,931.54)	545,735.99	506,496.40
65106FAB8	559,475.56	-	559,475.56	539,684.72	(19,790.84)	539,684.72	381,133.39
65106FAG7	21,383.20	-	21,383.20	11,100.00	(10,283.20)	11,100.00	37,644.36
65535VUS5	271,622.40	-	271,622.40	278,039.67	6,417.27	278,039.67	217,892.60
669884AF5	1,542.86	-	1,542.86	900.00	(642.86)	900.00	1,626.44
74922MAB7	168,040.38	-	168,040.38	177,534.78	9,494.40	177,534.78	103,548.11
74922MAC5	67,973.80	-	67,973.80	67,393.37	(580.43)	67,393.37	40,310.37
74924YAH6	961.58	-	961.58	450.00	(511.58)	450.00	973.10
74951PBT4	362,965.75	-	362,965.75	190,917.07	(172,048.68)	190,917.07	219,714.77
74951PBV9	145,318.79	-	145,318.79	43,239.87	(102,078.92)	43,239.87	74,611.01
75114NAA2	1,414,024.73	-	1,414,024.73	1,421,777.52	7,752.79	1,421,777.52	803,856.66

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
75114NAB0	$224,477.34	$-	$224,477.34	$236,258.08	$11,780.74	$236,258.08	$140,718.40
75970JAL0	10,485.15	-	10,485.15	8,340.00	(2,145.15)	8,340.00	15,783.00
75971EAK2	5,795.97	-	5,795.97	5,100.00	(695.97)	5,100.00	14,144.50
76110GJ85	664,062.51	-	664,062.51	629,831.11	(34,231.40)	629,831.11	526,056.81
76110H4M8	84,729.19	-	84,729.19	86,608.66	1,879.47	86,608.66	48,630.06
76110HKX6	1,271,222.16	-	1,271,222.16	996,875.80	(274,346.36)	996,875.80	704,594.43
76110HKY4	239,602.43	-	239,602.43	97,123.49	(142,478.94)	97,123.49	88,503.30
761118FM5	1,385,807.66	-	1,385,807.66	1,358,709.71	(27,097.95)	1,358,709.71	964,194.95
761118FQ6	(735.56)	-	(735.56)	93.28	828.84	93.28	111.26
761118NN4	770,909.92	-	770,909.92	766,503.27	(4,406.65)	766,503.27	448,944.27
761118RJ9	64,994.94	-	64,994.94	65,169.60	174.66	65,169.60	32,771.60
761118WP9	1,485,188.29	-	1,485,188.29	1,509,506.38	24,318.09	1,509,506.38	844,585.88
761118WS3	29.61	-	29.61	17.52	(12.09)	17.52	17.43
79549ASM2	85,161.38	-	85,161.38	86,686.89	1,525.51	86,686.89	57,903.29
79549AYA1	258,248.88	-	258,248.88	251,975.44	(6,273.44)	251,975.44	115,069.68
79549AYB9	57,530.44	-	57,530.44	49,428.31	(8,102.13)	49,428.31	25,701.01
81379EAA0	72,774.42	-	72,774.42	69,685.13	(3,089.29)	69,685.13	58,049.55
81879MAX7	5,200.94	-	5,200.94	3,120.00	(2,080.94)	3,120.00	5,685.12
84752CAE7	48,806.97	-	48,806.97	46,960.00	(1,846.97)	46,960.00	16,967.50
863579DV7	160,584.52	-	160,584.52	151,821.72	(8,762.80)	151,821.72	25,196.59
863579GG7	5,894.18	-	5,894.18	3,448.27	(2,445.91)	3,448.27	4,548.40
863579YR3	235,766.99	-	235,766.99	237,421.64	1,654.65	237,421.64	163,982.11
86358BAH5	602.33	-	602.33	400.00	(202.33)	400.00	638.83
86358RUR6	44,703.88	-	44,703.88	2,663.43	(42,040.45)	2,663.43	7,985.87
86359A6A6	1,018,886.48	-	1,018,886.48	448,965.43	(569,921.05)	448,965.43	710,679.87
86359ACD3	100,232.63	-	100,232.63	110,711.34	10,478.71	110,711.34	90,501.24
86359ACE1	34,079.33	-	34,079.33	22,911.25	(11,168.08)	22,911.25	40,028.47
86359AEH2	65,155.02	-	65,155.02	42,739.18	(22,415.84)	42,739.18	8,938.36
86359ANH2	165,678.06	-	165,678.06	164,308.64	(1,369.42)	164,308.64	124,618.05
86359AXX6	558,921.25	-	558,921.25	399,238.38	(159,682.87)	399,238.38	335,847.02
86359AZE6	187,375.97	-	187,375.97	114,300.01	(73,075.96)	114,300.01	87,364.26
86359BLS8	(262.45)	-	(262.45)	29,634.94	29,897.39	29,634.94	3,218.01
86363DAA9	1,219,188.22	-	1,219,188.22	1,212,309.13	(6,879.09)	1,212,309.13	655,517.72
86363HAB8	418,218.09	-	418,218.09	455,565.95	37,347.86	455,565.95	383,963.45
872227AM5	3,074.21	-	3,074.21	2,760.00	(314.21)	2,760.00	22,521.42
929227QB5	13,730.14	-	13,730.14	12,566.15	(1,163.99)	12,566.15	10,137.97
92922FZF8	1,046,583.58	-	1,046,583.58	1,039,976.45	(6,607.13)	1,039,976.45	708,528.28
92925CBB7	433,660.12	-	433,660.12	427,407.46	(6,252.66)	427,407.46	280,503.91
939335P90	3,416.50	-	3,416.50	621.71	(2,794.79)	621.71	2,633.01
9393363A9	17,295.29	-	17,295.29	15,570.67	(1,724.62)	15,570.67	16,304.41
9393365V1	39,236.11	-	39,236.11	38,320.15	(915.96)	38,320.15	32,715.36
939336X65	1,946,524.02	-	1,946,524.02	1,935,272.75	(11,251.27)	1,935,272.75	1,208,239.19
93934FJQ6	1,590,251.89	-	1,590,251.89	1,571,735.72	(18,516.17)	1,571,735.72	911,555.64
93934XAB9	276,681.58	-	276,681.58	273,634.88	(3,046.70)	273,634.88	274,930.53
93935AAE2	9,595.49	-	9,595.49	16,798.04	7,202.55	16,798.04	17,529.51
93936JAM4	685.62	-	685.62	217.25	(468.37)	217.25	9,276.07
9497EVAF2	1,020.53	-	1,020.53	625.00	(395.53)	625.00	1,081.40
94983TAE0	1,355,220.28	-	1,355,220.28	1,344,324.96	(10,895.32)	1,344,324.96	1,150,154.56
94983VAC9	3,705,240.67	-	3,705,240.67	3,574,832.45	(130,408.22)	3,574,832.45	3,471,148.94
94983YAQ2	768,030.08	-	768,030.08	760,604.69	(7,425.39)	760,604.69	618,929.41
Totals	$94,759,892.12	$-	$94,759,892.12	$91,319,792.71	$(3,440,099.41)	$91,319,792.71	$61,154,481.79

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2009:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$54,515.28	$-	$54,515.28	$52,958.42	$(1,556.86)	$52,958.42	$45,425.70
004375CT6	413,257.00	143,038.74	556,295.74	551,600.42	(4,695.32)	551,600.42	438,691.19
00442GAD2	165,911.30	6,411.54	172,322.84	150,821.07	(21,501.77)	150,821.07	131,390.97
00442JAE4	372,629.91	127,056.82	499,686.73	410,412.04	(89,274.69)	410,412.04	274,323.84
00442KAD3	140,111.68	31,045.19	171,156.87	136,394.66	(34,762.21)	136,394.66	85,435.80
00442LAD1	161,945.11	(8,349.97)	153,595.14	116,372.93	(37,222.21)	116,372.93	90,557.07
007037BK9	90,478.99	15,050.75	105,529.74	57,392.97	(48,136.77)	57,392.97	42,996.75
01853GAB6	20,285.98	49,369.87	69,655.85	69,671.65	15.80	69,671.65	91,298.65
02146YAD8	376,334.05	(25,600.98)	350,733.07	321,951.81	(28,781.26)	321,951.81	179,696.62
02147CAA1	680,929.55	(46,338.88)	634,590.67	634,628.55	37.88	634,628.55	408,482.17
02147DAV3	54,628.32	11,425.10	66,053.42	54,854.60	(11,198.82)	54,854.60	37,815.84
02150MAB1	2,629,063.01	(314,613.70)	2,314,449.31	2,211,085.86	(103,363.45)	2,211,085.86	1,448,449.64
02660CAH3	16,685.05	8,426.36	25,111.41	25,120.83	9.42	25,120.83	8,429.97
02660TGN7	1,001,701.06	-	1,001,701.06	990,332.41	(11,368.65)	990,332.41	532,685.75
02660THL0	86,207.12	(11,367.10)	74,840.02	70,867.66	(3,972.36)	70,867.66	32,158.74
02660THT3	20,754.19	13,594.80	34,348.99	32,822.21	(1,526.78)	32,822.21	23,602.72
02660TJB0	3,544,620.35	(28,527.11)	3,516,093.24	3,472,228.57	(43,864.67)	3,472,228.57	1,667,846.99
02660XAD6	960,579.29	(24,217.55)	936,361.74	923,771.35	(12,590.39)	923,771.35	510,460.32
040104QN4	668,988.53	-	668,988.53	664,892.25	(4,096.28)	664,892.25	551,720.69
040104RV5	483,448.04	(15,346.16)	468,101.88	393,008.81	(75,093.07)	393,008.81	265,004.00
040104TG6	62,886.08	(337.46)	62,548.62	51,612.30	(10,936.32)	51,612.30	30,670.00
04544TAB7	122,227.14	(25,298.29)	96,928.85	96,928.86	0.01	96,928.86	112,263.31
05535DCF9	1,408,550.33	(153,637.19)	1,254,913.14	1,254,913.14	-	1,254,913.14	824,744.54
05615TAA0	1,251,756.54	(322,056.54)	929,700.00	929,700.00	-	929,700.00	270,000.00
05946XJW4	28,991.08	(20,058.90)	8,932.18	8,931.56	(0.62)	8,931.56	26,915.99
05946XYP2	99,778.65	-	99,778.65	92,984.42	(6,794.23)	92,984.42	54,111.63
05948XVJ7	180,234.91	25,954.32	206,189.23	199,836.41	(6,352.82)	199,836.41	44,880.80
05949AGR5	356,453.17	-	356,453.17	354,473.71	(1,979.46)	354,473.71	305,113.23
05949AHG8	788,513.13	-	788,513.13	775,095.60	(13,417.53)	775,095.60	713,246.18
05949ALH1	320,448.10	-	320,448.10	317,165.50	(3,282.60)	317,165.50	275,590.73
06050HKY3	18,948.66	11,378.92	30,327.58	30,060.24	(267.34)	30,060.24	9,656.59
06652DAA7	753,965.75	(23,536.55)	730,429.20	727,776.65	(2,652.55)	727,776.65	400,955.82
07325VAG9	85,707.72	(827.79)	84,879.93	74,701.24	(10,178.69)	74,701.24	54,845.39
07384MS60	1,332,896.89	(168,213.06)	1,164,683.83	1,160,669.74	(4,014.09)	1,160,669.74	976,483.63
07384MV33	7,286.37	19,293.52	26,579.89	27,669.23	1,089.34	27,669.23	30,540.45
073852AD7	140,492.11	(42,021.20)	98,470.91	78,094.81	(20,376.10)	78,094.81	52,794.00
073854AB7	1,934,118.95	216,402.41	2,150,521.36	1,888,178.10	(262,343.26)	1,888,178.10	1,276,348.54
073860AB4	105,506.59	629.97	106,136.56	95,352.53	(10,784.03)	95,352.53	69,566.40
07386HCP4	74,859.57	24,314.69	99,174.26	49,939.43	(49,234.83)	49,939.43	18,240.98
07386HEN7	39,866.89	12,709.94	52,576.83	49,696.37	(2,880.46)	49,696.37	10,721.71
07386HJL6	28,985.44	9,111.07	38,096.51	19,137.58	(18,958.93)	19,137.58	31,025.76
07386HSF9	81,735.99	1,810.74	83,546.73	33,711.61	(49,835.12)	33,711.61	44,137.99
07386HSP7	942,789.86	-	942,789.86	934,354.48	(8,435.38)	934,354.48	588,423.44
073879QF8	99,987.05	(7,445.86)	92,541.19	88,148.95	(4,392.24)	88,148.95	48,921.91
073879Z92	1,191,456.17	117,157.28	1,308,613.45	1,193,280.81	(115,332.64)	1,193,280.81	432,571.16
07389VAA5	177,709.30	(18,459.91)	159,249.39	151,211.91	(8,037.48)	151,211.91	140,511.33
07400XAB4	684,532.80	(252,846.68)	431,686.12	400,011.07	(31,675.05)	400,011.07	198,123.59
07401EAA7	554,695.88	-	554,695.88	480,476.44	(74,219.44)	480,476.44	309,258.89
07401LBA0	20,185.26	8,358.74	28,544.00	24,493.97	(4,050.03)	24,493.97	26,751.93
07401UAB9	-	31,134.23	31,134.23	-	(31,134.23)	-	-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07820QAY1	$1,963,634.93	$(49,516.98)	$1,914,117.95	$1,904,440.30	$(9,677.65)	$1,904,440.30	$1,197,167.12
1248MEAE9	220,336.10	(16,561.85)	203,774.25	150,341.12	(53,433.13)	150,341.12	129,009.18
1248MEAG4	67,036.31	9,018.31	76,054.62	61,812.23	(14,242.39)	61,812.23	51,782.11
1248MGAJ3	28,877.25	(624.46)	28,252.79	28,249.63	(3.16)	28,249.63	28,565.32
1248RHAD9	207,239.90	28,151.12	235,391.02	201,329.81	(34,061.21)	201,329.81	112,603.89
12498NAB9	318,264.34	(3,676.97)	314,587.37	284,168.08	(30,419.29)	284,168.08	227,122.26
12544WAK3	173,604.51	(57,634.39)	115,970.12	115,968.80	(1.32)	115,968.80	169,083.23
12567AAF4	79,672.66	28,121.33	107,793.99	108,663.62	869.63	108,663.62	121,121.24
12629EAK1	2,797.55	1,081.15	3,878.70	1,040.82	(2,837.88)	1,040.82	3,241.85
12629EAL9	528.25	150.99	679.24	83.75	(595.49)	83.75	192.86
12638PAL3	1,084.59	(31.35)	1,053.24	119.03	(934.21)	119.03	1,081.86
12666XAB3	291,010.99	(99,850.10)	191,160.89	173,742.87	(17,418.02)	173,742.87	189,430.15
126670HG6	1,068,437.13	-	1,068,437.13	1,068,809.40	372.27	1,068,809.40	1,152,077.25
126670TU2	18,522.46	(640.74)	17,881.72	17,144.66	(737.06)	17,144.66	15,102.50
126670WT1	718,557.40	(18,000.48)	700,556.92	683,269.36	(17,287.56)	683,269.36	508,547.03
12667FBJ3	387,471.34	79,391.48	466,862.82	388,882.28	(77,980.54)	388,882.28	256,899.47
12667G4D2	1,914.31	294.13	2,208.44	2,209.21	0.77	2,209.21	2,768.26
12667GME0	2,083,323.04	(32,858.17)	2,050,464.87	2,046,739.51	(3,725.36)	2,046,739.51	1,130,869.41
12667GR62	972,835.12	(53,475.59)	919,359.53	908,602.96	(10,756.57)	908,602.96	522,615.71
12667GRW5	125,700.05	(9,198.90)	116,501.15	112,897.07	(3,604.08)	112,897.07	38,316.40
12667GS20	1,539,084.67	(69,099.54)	1,469,985.13	1,463,724.61	(6,260.52)	1,463,724.61	838,604.56
12667GWF6	1,060,792.71	(76,779.08)	984,013.63	938,704.15	(45,309.48)	938,704.15	573,163.25
12668A3Q6	813,773.37	(89,306.50)	724,466.87	707,365.42	(17,101.45)	707,365.42	256,175.52
12668A4B8	1,173,181.75	(87,497.06)	1,085,684.69	1,085,684.69	-	1,085,684.69	572,279.11
12668AAY1	26,733.77	1,660.84	28,394.61	28,422.56	27.95	28,422.56	45,938.83
12668ACG8	371,744.09	(11,387.44)	360,356.65	360,356.65	-	360,356.65	268,595.59
12668ACZ6	461,514.55	(17,831.21)	443,683.34	424,336.88	(19,346.46)	424,336.88	244,027.86
12668AEV3	1,235,535.99	(79,005.91)	1,156,530.08	1,121,588.22	(34,941.86)	1,121,588.22	666,244.56
12668AGW9	106,795.86	(6,538.02)	100,257.84	98,013.78	(2,244.06)	98,013.78	59,960.00
12668APF6	34,610.55	-	34,610.55	33,715.36	(895.19)	33,715.36	24,749.62
12668AVP7	783,640.11	(13,010.78)	770,629.33	764,084.31	(6,545.02)	764,084.31	418,174.97
12668BAU7	27,688.30	7,805.68	35,493.98	35,776.01	282.03	35,776.01	44,378.57
12668BB77	6,292,480.46	(262,969.05)	6,029,511.41	5,457,795.46	(571,715.95)	5,457,795.46	3,180,219.62
12668BE33	2,830,867.14	-	2,830,867.14	2,684,874.97	(145,992.17)	2,684,874.97	1,413,324.94
126694N46	254,242.90	-	254,242.90	239,411.23	(14,831.67)	239,411.23	119,213.92
12669FKR3	37,041.23	(1,191.43)	35,849.80	35,880.41	30.61	35,880.41	27,584.24
12669FP23	251,960.94	(3,202.57)	248,758.37	151,402.18	(97,356.19)	151,402.18	211,030.43
12669FP31	48,499.86	25,807.15	74,307.01	74,377.85	70.84	74,377.85	337,380.92
12669FVD2	128,612.03	(7,570.67)	121,041.36	118,511.48	(2,529.88)	118,511.48	106,225.96
12669FW82	130,972.73	(1,621.97)	129,350.76	128,448.73	(902.03)	128,448.73	87,663.44
12669GKH3	1,694,207.08	(33,426.70)	1,660,780.38	1,653,911.20	(6,869.18)	1,653,911.20	983,006.38
12669GRM5	708,888.31	(69,708.89)	639,179.42	636,739.30	(2,440.12)	636,739.30	322,764.42
12669GRQ6	1,887,708.26	(195,761.81)	1,691,946.45	1,691,953.69	7.24	1,691,953.69	847,064.30
12669GTV3	71,858.14	-	71,858.14	69,552.02	(2,306.12)	69,552.02	37,478.51
12669GUR0	518,734.65	-	518,734.65	495,443.84	(23,290.81)	495,443.84	285,295.56
14454AAB5	452,854.41	(5,094.20)	447,760.21	391,617.22	(56,142.99)	391,617.22	427,194.57
17307GMQ8	3,558,965.45	(208,750.54)	3,350,214.91	3,350,214.91	-	3,350,214.91	3,143,019.77
17307GPE2	2,579,304.52	(673,194.63)	1,906,109.89	1,906,109.90	0.01	1,906,109.90	1,707,691.50
17307GYD4	685,931.04	(7,691.78)	678,239.26	678,239.26	-	678,239.26	679,516.32
17309MAB9	1,220,291.19	(36,808.73)	1,183,482.46	1,009,809.45	(173,673.01)	1,009,809.45	843,312.31
17310UAE2	4,329.00	(2,342.82)	1,986.18	414.80	(1,571.38)	414.80	3,181.50
17311YAC7	195,148.24	37,554.10	232,702.34	184,426.74	(48,275.60)	184,426.74	130,178.83
17312TAH6	147,737.45	(17,664.95)	130,072.50	112,327.02	(17,745.48)	112,327.02	119,726.33
22540V3F7	448,029.34	138,974.78	587,004.12	583,731.67	(3,272.45)	583,731.67	120,335.00

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22540VQ70	$171,693.49	$47,659.24	$219,352.73	$216,950.43	$(2,402.30)	$216,950.43	$119,503.06
22541NBT5	169,068.20	69,318.56	238,386.76	223,551.63	(14,835.13)	223,551.63	135,225.73
22541NFL8	504,443.50	(12,411.75)	492,031.75	492,031.75	-	492,031.75	226,203.78
22541Q4M1	134,083.80	127,760.05	261,843.85	258,057.88	(3,785.97)	258,057.88	125,050.36
22541QFK3	47,748.29	(10,961.51)	36,786.78	36,777.35	(9.43)	36,777.35	32,894.33
22541QJR4	92,649.14	75,601.74	168,250.88	161,597.92	(6,652.96)	161,597.92	73,770.75
22541QV25	61,925.93	24,738.97	86,664.90	85,450.32	(1,214.58)	85,450.32	9,765.06
22541SFL7	13.60	(1.65)	11.95	1.08	(10.87)	1.08	7.96
22541SJV1	242,629.88	(131.75)	242,498.13	242,498.14	0.01	242,498.14	57,056.26
22541SRC4	127,179.80	27,319.23	154,499.03	154,499.03	-	154,499.03	112,613.74
225458RG5	12,330.53	(7,873.83)	4,456.70	4,456.70	-	4,456.70	4,781.69
2254W0KK0	35,543.14	(28,364.77)	7,178.37	3,150.95	(4,027.42)	3,150.95	24,334.44
2254W0NK7	238,153.31	(24,730.22)	213,423.09	181,880.23	(31,542.86)	181,880.23	123,515.47
23243AAD8	142,285.97	(11,285.00)	131,000.97	117,626.53	(13,374.44)	117,626.53	67,569.78
23244LAB7	49,952.96	(8,058.36)	41,894.60	36,218.60	(5,676.00)	36,218.60	30,030.00
23245QAA7	256,660.16	(10,653.62)	246,006.54	242,634.57	(3,371.97)	242,634.57	135,703.64
23248AAJ0	142,350.62	(9,616.34)	132,734.28	118,302.25	(14,432.03)	118,302.25	97,176.55
23332UAC8	463,567.49	(122.33)	463,445.16	457,679.03	(5,766.13)	457,679.03	264,333.87
23332UBV5	1,262,475.20	(81,086.26)	1,181,388.94	1,181,388.94	-	1,181,388.94	729,993.97
23332UCM4	87,814.95	-	87,814.95	85,834.49	(1,980.46)	85,834.49	53,585.69
23332UDU5	2,501,507.03	(71,848.28)	2,429,658.75	2,419,289.06	(10,369.69)	2,419,289.06	1,454,776.43
23332UFV1	146,162.66	(6,794.23)	139,368.43	139,368.43	-	139,368.43	76,733.07
25150PAD1	821.32	(408.37)	412.95	49.10	(363.85)	49.10	113.82
251510FB4	542,555.36	(13,837.33)	528,718.03	479,688.96	(49,029.07)	479,688.96	347,830.70
251510NC3	1,080,338.82	694,279.91	1,774,618.73	1,771,649.87	(2,968.86)	1,771,649.87	366,862.10
26410MAF7	872,309.43	(459,593.15)	412,716.28	450,112.10	37,395.82	450,112.10	87,858.00
26410WAD0	549,847.45	261,057.32	810,904.77	476,484.84	(334,419.93)	476,484.84	131,787.00
30247DAD3	33,623.21	-	33,623.21	27,394.41	(6,228.80)	27,394.41	16,394.00
316599AB5	32,110.48	-	32,110.48	31,122.12	(988.36)	31,122.12	30,141.46
318340AB2	48,931.70	5,605.92	54,537.62	53,911.36	(626.26)	53,911.36	20,656.88
32051DRA2	15,322.44	-	15,322.44	14,502.95	(819.49)	14,502.95	13,399.80
32051DV33	75,052.24	(4,364.38)	70,687.86	70,693.14	5.28	70,693.14	58,698.83
32051GBV6	50,608.95	-	50,608.95	49,241.70	(1,367.25)	49,241.70	64,090.77
32051GVN2	914,769.65	-	914,769.65	907,582.45	(7,187.20)	907,582.45	863,077.80
32051GZS7	1,544,886.14	(98,988.56)	1,445,897.58	1,393,975.08	(51,922.50)	1,393,975.08	1,137,586.72
32056CAH2	3,023,067.64	(120,652.34)	2,902,415.30	2,883,821.15	(18,594.15)	2,883,821.15	2,206,993.85
35729RAE6	333,064.65	(5,793.83)	327,270.82	254,281.87	(72,988.95)	254,281.87	262,069.30
36228FU38	33,285.42	(5,847.24)	27,438.18	27,533.38	95.20	27,533.38	33,840.33
362334EB6	758,873.24	(24,723.78)	734,149.46	672,496.87	(61,652.59)	672,496.87	505,488.38
362334FS8	163,465.58	(5,732.51)	157,733.07	138,412.70	(19,320.37)	138,412.70	97,745.92
362341SG5	44,505.60	(8,727.89)	35,777.71	35,784.03	6.32	35,784.03	38,234.01
362341XE4	5,290,533.21	(238,997.73)	5,051,535.48	5,054,663.20	3,127.72	5,054,663.20	4,375,036.70
36242D3Z4	12,459.03	2,473.10	14,932.13	7,190.72	(7,741.41)	7,190.72	4,748.70
36242DBY8	173,113.42	(1,339.35)	171,774.07	171,787.34	13.27	171,787.34	178,563.25
36242DGA5	116,135.27	(35,879.07)	80,256.20	59,648.96	(20,607.24)	59,648.96	49,778.81
362437AC9	396,095.68	-	396,095.68	377,251.68	(18,844.00)	377,251.68	300,016.98
36244LAA1	79,264.96	(961.77)	78,303.19	74,098.16	(4,205.03)	74,098.16	64,696.01
362480AD7	339,085.35	(35,158.04)	303,927.31	275,869.40	(28,057.91)	275,869.40	174,966.30
39538RAB5	1,638,931.98	(27,048.94)	1,611,883.04	1,611,883.04	-	1,611,883.04	834,667.08
39538RBB4	1,427,169.92	-	1,427,169.92	1,384,633.77	(42,536.15)	1,384,633.77	748,758.68
39538WFH6	840,832.57	(31,093.99)	809,738.58	793,106.68	(16,631.90)	793,106.68	399,445.92
39538WHF8	4,019,810.33	(261,693.67)	3,758,116.66	3,666,287.55	(91,829.11)	3,666,287.55	1,894,740.38
39539GAA0	578,237.73	-	578,237.73	568,776.23	(9,461.50)	568,776.23	325,488.74
40430HDC9	238,052.94	-	238,052.94	230,493.94	(7,559.00)	230,493.94	177,775.57

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40430HEB0	$11,027.17	$(2,295.86)	$8,731.31	$6,935.37	$(1,795.94)	$6,935.37	$10,470.50
40430HFL7	195,617.59	-	195,617.59	190,624.18	(4,993.41)	190,624.18	131,866.00
40430MAB3	76,617.12	-	76,617.12	49,284.77	(27,332.35)	49,284.77	42,296.35
40431HAT4	3,672.73	(7.55)	3,665.18	420.26	(3,244.92)	420.26	4,796.25
40431KAA8	15,879.34	-	15,879.34	14,783.48	(1,095.86)	14,783.48	12,662.04
40431KAE0	693,595.87	14,579.15	708,175.02	551,885.24	(156,289.78)	551,885.24	427,736.31
41161PA86	126,578.16	(10,726.62)	115,851.54	115,509.02	(342.52)	115,509.02	88,407.35
41161PFR9	167,572.78	(4,269.09)	163,303.69	163,273.13	(30.56)	163,273.13	105,929.75
41161PHC0	817,348.05	-	817,348.05	812,449.29	(4,898.76)	812,449.29	482,960.48
41161PHU0	672,493.84	(9,324.80)	663,169.04	661,041.02	(2,128.02)	661,041.02	390,211.72
41161PLR2	1,793,611.92	(48,705.53)	1,744,906.39	1,735,702.48	(9,203.91)	1,735,702.48	1,023,399.09
41161PMG5	2,525,585.83	(63,738.21)	2,461,847.62	2,448,533.14	(13,314.48)	2,448,533.14	1,444,079.47
41161PQU0	1,389,590.65	(47,133.53)	1,342,457.12	1,331,522.11	(10,935.01)	1,331,522.11	743,783.12
41161PTN3	160,563.71	-	160,563.71	155,051.29	(5,512.42)	155,051.29	92,204.70
41161PWB5	745,871.54	(20,631.55)	725,239.99	719,926.16	(5,313.83)	719,926.16	396,985.28
41164LAB5	1,560,608.64	(14,068.87)	1,546,539.77	1,478,078.05	(68,461.72)	1,478,078.05	734,770.09
43739EAP2	3,800,137.23	(135,786.51)	3,664,350.72	3,664,350.72	-	3,664,350.72	2,133,674.46
43739EBJ5	941,040.68	-	941,040.68	934,441.26	(6,599.42)	934,441.26	667,283.74
45071KDD3	308,027.68	(2,947.91)	305,079.77	267,266.17	(37,813.60)	267,266.17	251,707.22
45254NJG3	139,486.55	(826.88)	138,659.67	138,558.71	(100.96)	138,558.71	83,643.25
45254NJP3	20,541.32	4,976.17	25,517.49	21,746.13	(3,771.36)	21,746.13	8,053.77
45254NJV0	97,867.93	(1,145.74)	96,722.19	96,722.19	-	96,722.19	67,783.23
45254NJX6	12,631.92	2,959.87	15,591.79	14,993.46	(598.33)	14,993.46	11,562.89
45254NKA4	14,580.75	987.79	15,568.54	14,739.87	(828.67)	14,739.87	9,454.85
45254NKD8	175,155.04	-	175,155.04	174,470.38	(684.66)	174,470.38	112,557.74
45254NKF3	374,347.39	(633.39)	373,714.00	373,714.00	-	373,714.00	232,049.70
45254NKX4	991,694.60	(1,615.47)	990,079.13	969,403.19	(20,675.94)	969,403.19	666,027.05
45254NNP8	2,016,155.43	(7,643.25)	2,008,512.18	1,965,606.06	(42,906.12)	1,965,606.06	1,190,938.98
45254NPA9	1,573,119.97	(5,773.35)	1,567,346.62	1,565,741.59	(1,605.03)	1,565,741.59	964,825.94
45254NPG6	66,917.49	8,840.50	75,757.99	53,944.66	(21,813.33)	53,944.66	28,225.16
45254NPU5	558,520.57	(5,178.05)	553,342.52	552,884.91	(457.61)	552,884.91	314,167.81
45254TMK7	37,282.70	17,489.33	54,772.03	53,207.34	(1,564.69)	53,207.34	20,892.56
45254TSM7	509,854.03	-	509,854.03	486,943.49	(22,910.54)	486,943.49	218,771.88
45254TTM6	851,067.27	425,019.78	1,276,087.05	1,260,748.96	(15,338.09)	1,260,748.96	12,484.66
45660L4P1	93,880.01	(20,229.59)	73,650.42	8,621.76	(65,028.66)	8,621.76	163,516.73
45660LAU3	30,483.58	-	30,483.58	26,371.99	(4,111.59)	26,371.99	25,539.34
45660LCN7	795,895.51	(48,401.12)	747,494.39	741,840.12	(5,654.27)	741,840.12	356,322.84
45660LGX1	23,450.52	(15,068.36)	8,382.16	8,382.12	(0.04)	8,382.12	9,482.24
45660LKW8	3,397,046.85	-	3,397,046.85	3,352,783.81	(44,263.04)	3,352,783.81	1,804,486.28
45660LVD8	4,875.32	549.82	5,425.14	3,403.00	(2,022.14)	3,403.00	4,646.82
45660LW96	295,708.75	(10,287.77)	285,420.98	279,002.27	(6,418.71)	279,002.27	142,283.12
45660LWD7	418,658.19	(99,149.15)	319,509.04	319,509.05	0.01	319,509.05	243,551.26
45660LYW3	429,320.91	(35,128.14)	394,192.77	376,430.65	(17,762.12)	376,430.65	205,106.77
45660N2J3	527,844.45	-	527,844.45	505,074.56	(22,769.89)	505,074.56	271,303.24
45660N5H4	742,209.66	-	742,209.66	706,697.59	(35,512.07)	706,697.59	454,768.25
45660N7R0	42,124.84	(3,183.83)	38,941.01	17,805.33	(21,135.68)	17,805.33	17,143.73
45660NQ24	580,413.49	(32,531.38)	547,882.11	548,028.34	146.23	548,028.34	399,043.41
45660NRB3	318,286.32	181,538.81	499,825.13	490,345.17	(9,479.96)	490,345.17	247,904.70
45660NS30	237,985.53	-	237,985.53	234,536.71	(3,448.82)	234,536.71	117,710.42
45660NT96	284,800.10	-	284,800.10	281,152.13	(3,647.97)	281,152.13	179,932.98
456612AC4	76,628.36	(3,882.18)	72,746.18	72,876.62	130.44	72,876.62	56,211.79
45661EAA2	34,775.77	(3,414.31)	31,361.46	31,361.46	-	31,361.46	24,267.39
45667WAA6	487,575.98	-	487,575.98	480,536.33	(7,039.65)	480,536.33	276,527.09
45667WAC2	38,947.23	-	38,947.23	32,738.21	(6,209.02)	32,738.21	21,904.16

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
464125AC7	$278,816.18	$(59,775.08)	$219,041.10	$193,424.56	$(25,616.54)	$193,424.56	$210,206.70
466247XE8	776,637.83	(37,846.31)	738,791.52	699,995.12	(38,796.40)	699,995.12	459,172.25
46627MBQ9	932,083.46	(2,267.76)	929,815.70	919,184.61	(10,631.09)	919,184.61	588,442.93
46627MCS4	761,604.50	(52,447.90)	709,156.60	685,674.70	(23,481.90)	685,674.70	382,938.86
466284AG1	439.57	(251.01)	188.56	34.86	(153.70)	34.86	72.63
466286AH4	2,179.20	(1,776.03)	403.17	56.70	(346.47)	56.70	177.06
525221EN3	1,244,585.59	(88,059.46)	1,156,526.13	1,156,757.72	231.59	1,156,757.72	436,085.66
525221GM3	274,459.65	(15,854.43)	258,605.22	258,605.22	-	258,605.22	139,491.37
525221HA8	2,382,262.06	(298,340.43)	2,083,921.63	2,083,801.16	(120.47)	2,083,801.16	1,235,640.20
525226AL0	110,347.96	(52,026.46)	58,321.50	52,869.83	(5,451.67)	52,869.83	5,712.00
525229AG5	143,731.83	(65,413.80)	78,318.03	78,318.03	-	78,318.03	63,149.51
52524VAG4	1,583,633.21	(69,583.43)	1,514,049.78	1,471,726.92	(42,322.86)	1,471,726.92	821,888.84
52524YAF0	1,537,051.78	(134,543.20)	1,402,508.58	1,383,368.25	(19,140.33)	1,383,368.25	709,394.25
550279AA1	545,632.86	(20,552.35)	525,080.51	497,389.13	(27,691.38)	497,389.13	287,406.96
55027BAA6	22,073.84	(1,528.35)	20,545.49	19,510.78	(1,034.71)	19,510.78	9,303.31
576433G42	491,544.66	(10,308.57)	481,236.09	477,216.43	(4,019.66)	477,216.43	250,764.39
576433NH5	259,139.91	(48,679.35)	210,460.56	199,916.46	(10,544.10)	199,916.46	115,477.73
576433WZ5	318,731.84	(3,200.63)	315,531.21	315,531.20	(0.01)	315,531.20	321,619.74
576444AA1	-	(27.39)	(27.39)	(27.38)	0.01	(27.38)	-
59020UAA3	26,969.19	(1,348.43)	25,620.76	25,663.53	42.77	25,663.53	25,304.22
59020UXN0	106,571.62	(47,096.61)	59,475.01	36,420.27	(23,054.74)	36,420.27	36,987.49
590212AB2	66,068.41	(248.95)	65,819.46	50,106.75	(15,712.71)	50,106.75	42,483.21
59024EAD9	198,641.87	28,157.55	226,799.42	160,378.55	(66,420.87)	160,378.55	153,553.73
59024UAB7	176,697.40	(98.12)	176,599.28	151,735.59	(24,863.69)	151,735.59	129,821.47
59024WAF4	116,976.69	(4,870.87)	112,105.82	112,105.94	0.12	112,105.94	8,217.92
61750FAE0	56,778.52	1,428.30	58,206.82	47,716.69	(10,490.13)	47,716.69	32,545.11
61750MAB1	12,887.86	-	12,887.86	11,820.46	(1,067.40)	11,820.46	12,383.12
61750SAB8	112,219.36	(443.51)	111,775.85	101,205.62	(10,570.23)	101,205.62	93,156.02
61751JAQ4	3,042.98	2,557.82	5,600.80	1,929.02	(3,671.78)	1,929.02	3,703.41
61753KAB2	62,134.31	(86.09)	62,048.22	56,616.65	(5,431.57)	56,616.65	57,285.00
61753VAG7	-	345.81	345.81	171.19	(174.62)	171.19	360.88
61755FAE5	1,787.27	(678.03)	1,109.24	656.92	(452.32)	656.92	512.78
61915RAX4	146,716.38	-	146,716.38	89,275.71	(57,440.67)	89,275.71	107,576.71
61915RBB1	527,259.53	(35,448.71)	491,810.82	475,123.66	(16,687.16)	475,123.66	282,482.14
638728AC9	167,313.13	(3,937.93)	163,375.20	129,822.30	(33,552.90)	129,822.30	104,227.14
638728AF2	976.94	-	976.94	-	(976.94)	-	-
64352VQR5	785,944.93	(13,336.44)	772,608.49	607,706.37	(164,902.12)	607,706.37	515,858.71
65106FAB8	650,650.09	(2,343.98)	648,306.11	611,536.08	(36,770.03)	611,536.08	407,910.09
65106FAG7	64,651.75	(517.89)	64,133.86	21,383.20	(42,750.66)	21,383.20	35,167.62
65535VRH3	515,756.95	219,088.26	734,845.21	547,843.68	(187,001.53)	547,843.68	460,607.52
65535VRK6	250,753.63	(21,046.41)	229,707.22	171,649.02	(58,058.20)	171,649.02	122,270.49
65535VUS5	391,824.65	-	391,824.65	300,628.22	(91,196.43)	300,628.22	231,831.97
669884AF5	30,174.75	(25,610.31)	4,564.44	1,542.86	(3,021.58)	1,542.86	5,202.12
68383NCA9	1,194,775.16	(7,387.39)	1,187,387.77	1,148,825.36	(38,562.41)	1,148,825.36	779,153.52
68383NCU5	682,377.97	-	682,377.97	669,045.22	(13,332.75)	669,045.22	402,112.03
68383NDT7	1,000,713.76	(79,621.36)	921,092.40	921,251.01	158.61	921,251.01	503,204.54
68383NDW0	362,301.21	200,036.42	562,337.63	560,399.70	(1,937.93)	560,399.70	144,915.68
68402CAC8	161,367.22	-	161,367.22	129,152.92	(32,214.30)	129,152.92	132,282.24
69121PDX8	79,585.12	(1,038.52)	78,546.60	63,471.93	(15,074.67)	63,471.93	57,181.00
70069FHV2	196,529.25	250,207.79	446,737.04	445,172.57	(1,564.47)	445,172.57	87,935.60
74348UAL3	26,881.77	1,352,201.72	1,379,083.49	1,379,083.49	-	1,379,083.49	791,593.92
74922MAB7	153,177.27	56,051.52	209,228.79	191,277.48	(17,951.31)	191,277.48	114,868.48
74922MAC5	88,733.63	(12,341.44)	76,392.19	72,556.99	(3,835.20)	72,556.99	44,416.66
74924UAB7	1,476,024.52	(52,273.15)	1,423,751.37	1,403,929.68	(19,821.69)	1,403,929.68	1,254,576.03

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
74924YAH6	$1,418.84	$45.04	$1,463.88	$961.58	$(502.30)	$961.58	$917.69
74927WAM6	39,554.12	13,514.34	53,068.46	53,027.56	(40.90)	53,027.56	66,329.09
74927XAM4	44,463.03	50,046.89	94,509.92	33,417.47	(61,092.45)	33,417.47	71,180.12
74951PBT4	259,484.74	155,306.46	414,791.20	411,620.06	(3,171.14)	411,620.06	172,252.79
74951PBV9	105,111.75	60,737.04	165,848.79	164,587.02	(1,261.77)	164,587.02	56,693.44
75114HAK3	409,002.18	124,110.64	533,112.82	488,301.48	(44,811.34)	488,301.48	129,457.14
75114NAA2	2,007,991.87	(30,379.00)	1,977,612.87	1,506,606.89	(471,005.98)	1,506,606.89	1,254,920.31
75114NAB0	227,611.88	118,811.04	346,422.92	247,055.86	(99,367.06)	247,055.86	138,911.75
75406AAB5	889,540.38	(11,203.95)	878,336.43	853,474.55	(24,861.88)	853,474.55	640,919.79
75970JAL0	9,173.64	9,996.70	19,170.34	10,485.15	(8,685.19)	10,485.15	15,854.10
75971EAK2	14,719.77	(1,447.37)	13,272.40	5,795.97	(7,476.43)	5,795.97	15,173.50
760985U33	20,798.80	11,995.30	32,794.10	32,588.06	(206.04)	32,588.06	10,916.98
76110GG62	1,120,698.65	(13,281.38)	1,107,417.27	1,107,417.27	-	1,107,417.27	871,707.10
76110GG70	386,588.17	(36,819.91)	349,768.26	349,872.27	104.01	349,872.27	304,832.21
76110GJ85	686,857.44	(13,159.47)	673,697.97	673,697.98	0.01	673,697.98	587,866.41
76110GZQ7	1,322,254.86	(14,327.28)	1,307,927.58	1,307,927.58	-	1,307,927.58	1,152,317.13
76110GZR5	451,475.12	(4,187.34)	447,287.78	447,361.49	73.71	447,361.49	406,371.27
76110H4M8	116,254.59	7,333.72	123,588.31	98,264.49	(25,323.82)	98,264.49	62,938.38
76110H5C9	41,130.83	(7,020.13)	34,110.70	14,569.56	(19,541.14)	14,569.56	8,984.63
76110HKX6	857,115.84	472,420.12	1,329,535.96	1,310,323.81	(19,212.15)	1,310,323.81	879,001.29
76110HKY4	131,837.38	122,026.72	253,864.10	249,038.38	(4,825.72)	249,038.38	119,335.55
761118FM5	1,581,106.01	-	1,581,106.01	1,471,778.79	(109,327.22)	1,471,778.79	1,010,063.17
761118FQ6	7,963.35	(4,037.83)	3,925.52	937.06	(2,988.46)	937.06	4,958.33
761118KU1	806,695.30	-	806,695.30	733,835.38	(72,859.92)	733,835.38	430,497.29
761118NN4	861,370.91	(43,128.96)	818,241.95	798,735.99	(19,505.96)	798,735.99	464,495.49
761118RJ9	78,588.73	(7,327.16)	71,261.57	69,003.14	(2,258.43)	69,003.14	34,423.02
761118RM2	2,176,671.74	(207,222.51)	1,969,449.23	1,934,262.64	(35,186.59)	1,934,262.64	1,025,515.57
761118WP9	1,906,837.17	(122,001.57)	1,784,835.60	1,589,805.31	(195,030.29)	1,589,805.31	1,114,890.09
761118WS3	296.51	336.92	633.43	101.83	(531.60)	101.83	219.97
76112BLZ1	79,953.17	278,803.49	358,756.66	358,133.03	(623.63)	358,133.03	127,277.93
76114GAL1	20,723.83	(3,092.99)	17,630.84	148.06	(17,482.78)	148.06	1,021.66
79549AFV6	107,500.52	-	107,500.52	95,188.94	(12,311.58)	95,188.94	101,126.47
79549ASN0	49,781.75	21,707.54	71,489.29	69,175.24	(2,314.05)	69,175.24	44,857.60
79549AYA1	121,983.53	170,987.26	292,970.79	276,288.05	(16,682.74)	276,288.05	117,139.77
79549AYB9	7,575.53	56,759.25	64,334.78	64,476.36	141.58	64,476.36	26,087.40
80557BAC8	898,177.02	(13,769.36)	884,407.66	595,511.20	(288,896.46)	595,511.20	310,970.00
81379EAA0	86,918.32	(1,092.86)	85,825.46	81,106.35	(4,719.11)	81,106.35	63,043.25
81879MAX7	9,159.91	1,565.61	10,725.52	5,200.94	(5,524.58)	5,200.94	5,164.24
84752CAE7	59,469.07	(2,916.23)	56,552.84	48,806.97	(7,745.87)	48,806.97	17,112.90
8635722A0	18,152.79	-	18,152.79	15,769.25	(2,383.54)	15,769.25	13,540.68
863579CB2	543,140.84	(8,860.18)	534,280.66	534,280.65	(0.01)	534,280.65	468,485.53
863579DV7	239,455.11	(6,825.52)	232,629.59	164,455.66	(68,173.93)	164,455.66	26,638.57
863579GG7	10,246.98	(3,474.41)	6,772.57	6,772.57	-	6,772.57	8,734.71
863579YR3	256,096.53	(2,432.56)	253,663.97	249,417.94	(4,246.03)	249,417.94	167,766.90
863579Z43	6,395.40	40,425.33	46,820.73	20,506.44	(26,314.29)	20,506.44	35,506.29
86358BAH5	1,720.55	(13.45)	1,707.10	602.33	(1,104.77)	602.33	744.94
86358EQJ8	789,632.22	(109,490.62)	680,141.60	610,737.11	(69,404.49)	610,737.11	153,687.10
86358R3Q8	375,109.32	155,398.14	530,507.46	522,268.44	(8,239.02)	522,268.44	322,899.56
86358RE86	1,721.73	1,060.40	2,782.13	2,785.93	3.80	2,785.93	350.79
86358RL88	30,871.06	(4,071.94)	26,799.12	26,799.12	-	26,799.12	17,496.51
86358RLG0	28,416.53	15,522.66	43,939.19	43,448.51	(490.68)	43,448.51	20,025.28
86358RUR6	16,045.26	35,811.32	51,856.58	48,779.73	(3,076.85)	48,779.73	9,032.88
86359ACD3	128,624.47	(11,121.84)	117,502.63	113,656.66	(3,845.97)	113,656.66	93,397.24
86359ACE1	92,170.47	(6,024.77)	86,145.70	55,337.35	(30,808.35)	55,337.35	41,115.34

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86359AEH2	$47,465.50	$21,659.45	$69,124.95	$69,306.55	$181.60	$69,306.55	$9,174.32
86359ANH2	181,203.86	-	181,203.86	180,510.41	(693.45)	180,510.41	137,373.67
86359BKF7	68,259.12	31,599.13	99,858.25	100,013.66	155.41	100,013.66	122,717.10
86359BLB5	288,052.43	(4,995.44)	283,056.99	283,238.91	181.92	283,238.91	237,348.57
86359BLQ2	495,229.19	261,861.29	757,090.48	757,800.77	710.29	757,800.77	1,080,269.23
86359BLS8	39,920.36	21,415.18	61,335.54	37,738.66	(23,596.88)	37,738.66	33,193.17
86359LRW1	1,961,018.28	(103,284.87)	1,857,733.41	1,810,264.82	(47,468.59)	1,810,264.82	1,034,966.62
86360KAF5	5,863,017.98	(370,290.62)	5,492,727.36	5,259,357.74	(233,369.62)	5,259,357.74	3,071,341.97
86361HAB0	1,124,032.03	(69,051.29)	1,054,980.74	1,055,303.49	322.75	1,055,303.49	761,067.96
86362HAH6	726.89	(396.22)	330.67	36.99	(293.68)	36.99	652.05
86363DAA9	1,360,926.16	(60,082.42)	1,300,843.74	1,255,455.95	(45,387.79)	1,255,455.95	706,373.14
86363HAB8	592,068.48	(22,102.75)	569,965.73	516,770.92	(53,194.81)	516,770.92	420,470.35
86363MAB7	215,431.50	(24,782.40)	190,649.10	171,965.01	(18,684.09)	171,965.01	91,119.00
872227AM5	15,221.34	(6,089.58)	9,131.76	3,074.21	(6,057.55)	3,074.21	14,952.54
87222EAJ7	7,047.63	5,464.35	12,511.98	3,160.99	(9,350.99)	3,160.99	16,591.30
88156UAW0	-	1,500.00	1,500.00	1,500.00	-	1,500.00	1,000.00
88157QAL2	64,895.46	(19,653.72)	45,241.74	43,985.30	(1,256.44)	43,985.30	51,978.00
885220FS7	1,629,293.50	-	1,629,293.50	1,627,327.37	(1,966.13)	1,627,327.37	1,294,812.46
92719UAM4	25,676.43	-	25,676.43	2,725.46	(22,950.97)	2,725.46	7,679.85
92922F4M7	488,738.01	(1,822.50)	486,915.51	486,915.51	-	486,915.51	263,968.57
92922F5T1	797,492.97	(6,855.25)	790,637.72	790,637.72	-	790,637.72	514,311.19
92922F7Q5	879,831.12	(14,448.45)	865,382.67	865,297.41	(85.26)	865,297.41	469,903.20
92922FB72	188,465.80	-	188,465.80	187,853.11	(612.69)	187,853.11	113,359.21
92922FTJ7	183,348.66	(5,849.92)	177,498.74	175,639.43	(1,859.31)	175,639.43	117,669.05
92922FWU8	436,813.36	-	436,813.36	429,525.20	(7,288.16)	429,525.20	224,154.87
92922FZF8	1,082,473.94	(5,704.64)	1,076,769.30	1,076,769.30	-	1,076,769.30	726,591.35
92925CBB7	447,200.66	(165.45)	447,035.21	446,889.91	(145.30)	446,889.91	260,522.67
92926SAE6	171,018.77	10,200.18	181,218.95	134,063.82	(47,155.13)	134,063.82	112,911.69
9393363A9	23,328.48	-	23,328.48	19,049.30	(4,279.18)	19,049.30	18,189.41
9393365V1	41,841.39	(1,361.57)	40,479.82	40,115.73	(364.09)	40,115.73	33,878.44
939336U35	275,299.09	(17,618.22)	257,680.87	257,680.87	-	257,680.87	218,004.32
93934FHC9	723,396.92	(61,735.37)	661,661.55	657,279.71	(4,381.84)	657,279.71	391,185.78
93934FJQ6	1,873,597.48	(196,661.63)	1,676,935.85	1,654,224.05	(22,711.80)	1,654,224.05	928,444.37
93934XAB9	423,979.76	(5,820.07)	418,159.69	360,804.54	(57,355.15)	360,804.54	327,593.82
93935AAE2	16,171.87	8,652.79	24,824.66	22,578.08	(2,246.58)	22,578.08	21,713.73
93936JAM4	39,156.68	8,713.20	47,869.88	1,795.61	(46,074.27)	1,795.61	18,033.45
9497EVAF2	1,040.54	700.09	1,740.63	1,020.53	(720.10)	1,020.53	1,370.70
94980MAB4	14,446.12	-	14,446.12	-	(14,446.12)	-	-
94981PAG5	37,346.77	59,643.94	96,990.71	92,711.67	(4,279.04)	92,711.67	17,144.75
94983TAE0	1,444,486.79	(1,028.04)	1,443,458.75	1,443,458.74	(0.01)	1,443,458.74	1,246,238.20
94983VAC9	4,322,918.69	(445,771.36)	3,877,147.33	3,880,948.03	3,800.70	3,880,948.03	3,190,497.52
94985JAG5	3,168,618.38	(150,151.18)	3,018,467.20	2,998,073.76	(20,393.44)	2,998,073.76	2,010,409.60
984582AA4	99,913.77	(2,128.12)	97,785.65	81,204.52	(16,581.13)	81,204.52	69,129.16
L26479NN8	227,885.94	(58,193.25)	169,692.69	139,029.94	(30,662.75)	139,029.94	160,055.31
L26480MN7	365,678.79	(236,016.76)	129,662.03	161,708.12	32,046.09	161,708.12	61,500.60
Totals	$203,672,078.15	$(2,299,536.69)	$201,372,541.46	$193,090,827.77	$(8,281,713.69)	$193,090,827.77	$124,234,344.38

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	i. Resolution of the Board of Directors of C.M. Life Insurance Company, establishing the Separate Account — Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-6 (File No. 333-88493) filed April 25, 2008

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated March 1, 1996 by and between MML Investors Services, Inc. and C.M. Life Insurance Company on behalf of C.M. Life Variable Life Separate Account I – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

		a.	Amendment Nos. 1, 2, 3, 4, 5, and 6 dated December 1, 1997, December 15, 1997, April 1, 2002, March 31, 2006, March 31, 2007, March 31, 2008 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

	ii.	Principal Underwriting Agreement dated as of August 1, 1995 by and between C.M. Life Insurance Company on its own behalf and on behalf of C.M. Life Variable Life Separate Account I and Connecticut Mutual Financial Services, Inc. — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 033-91072) filed April 24, 1998

		a.	Amendments No. 1, 2, and 3 dated as of December 20, 2004, December 31, 2006, and March 31, 2007 — Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-6 (File No. 333-88493) filed April 25, 2008

		b.	Amendment No. 4 dated March 31, 2008 dated August 1, 1995 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

	iii.	Template for Insurance Product Distribution Agreement (Version 4/08) — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2009

		a.	Template Amendment for Insurance Product Distribution Agreement (Version 4/08) — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2009

	iv.	Template for Insurance Products Distribution Agreement (Version 12/09) — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy — Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-49457) filed April 6, 1998

	ii.	Form of Disability Benefit Rider (DBVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6 (File No. 333-49475) filed February 24, 2004

	iii.	Form of Guaranteed Insurability Rider (GIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6 (File No. 333-49475) filed February 24, 2004

	iv.	Form of Other Insured Rider (OIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6 (File No. 333-49475) filed February 24, 2004

	v.	Form of Substitute of Insured Rider (SIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6 (File No. 333-49475) filed February 24, 2004

	vi.	Form of Waiver of Monthly Charges Rider (WMVL-98M) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-6 (File No. 333-49475) filed February 24, 2004

	vii.	Form of Accelerated Death Benefit Rider — Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-50410) filed November 21, 2000

Exhibit (e)		Form of Individual and Survivorship Life Insurance Application (rev 8/07) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

Exhibit (f)	i.	Copy of the Charter of Incorporation of C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 033-91072) filed April 24, 1998

	ii.	By-Laws of C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 033-91072) filed April 24, 1998

Exhibit (g)	Reinsurance Contracts

	i.	American United Life Insurance Company (and C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company)

		a.	Automatic and Facultative YRT Agreement effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			1.	Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 29, 2004, February 29, 2004, April 10, 2006 and September 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			2.	Amendment effective May 1, 2012 *

	ii.	General & Cologne Life RE (and C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company)

		a.	Automatic and Facultative YRT Agreement effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			1.	Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 19, 2002, February 29, 2004, March 1, 2004, September 1, 2006, January 1, 2009, August 1, 2009 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			2.	Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

			3.	Amendments effective January 1, 2012 and July 30, 2012 *

	iii.	Lincoln National Life Insurance Company (and C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company)

		a.	Automatic and Facultative YRT Agreement effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			1.	Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, March 1, 2004, November 30, 2005, July 1, 2006, September 1, 2006, October 1, 2007, January 1, 2009, August 1, 2009, July 31, 2011 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			2.	Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

			3.	Amendments effective September 1, 1998 and July 30, 2012 *

	iv.	Munich American Reassurance Company and C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company

		a.	Automatic and Facultative YRT Agreement effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			1.	Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 29, 2004 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			2.	Amendments dated September 1, 2006 and January 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6 (File No. 333-50410) filed April 26, 2011

			3.	Amendment dated August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

			4.	Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

			5.	Amendments effective September 1, 1998 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-6 (File No. 333-150916) filed on or about April 23, 2013

	v.	RGA Reinsurance Company and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company

		a.	Automatic YRT Agreement effective September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			1.	Amendments dated September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, August 3, 2000, June 15, 2001, June 15, 2001, July 1, 2001, February 29, 2004 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			2.	Amendments dated September 1, 2006 and January 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6 (File No. 333-50410) filed April 26, 2011

			3.	Amendments effective August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

			4.	Amendments effective August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

			5.	Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-6 (File No. 333-150916) filed on or about April 23, 2013

	vi.	Security Life of Denver (SLD) and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company

		a.	Automatic YRT Agreement dated September 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			1.	Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, July 1, 2001, November 20, 2003, March 1, 2004 and November 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			2.	Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2012

			3.	Amendments dated June 20, 2005, September 1, 2006, January 1, 2009 and August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6 (File No. 333-50410) filed April 26, 2011

			4.	Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-6 (File No. 333-50410) filed on or about April 24, 2013

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

		a.	AIM/INVESCO Funds

			a1.	Form of Participation Agreement dated April 30, 2004 (AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and C.M. Life Insurance Company on behalf of itself and its Separate Accounts) — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-4 (File No. 333-80991) filed April 24, 2006

				i.	AIM (Invesco Variable Insurance Funds) — Amendment No. 1 dated and effective April 30, 2010 — Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-4 (File No. 033-61679) filed April 25, 2012

b.	American Century

	b1.	Shareholder Services Agreement dated as of May 14, 1998 (American Century Variable Portfolios, Inc., American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company and C. M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

		i.	Amendments Nos. 1, 2, 3 and 4 dated and effective as of May 1, 1999, September 1, 1999, January 1, 2000 and August 1, 2003 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		ii.	Amendment No. 5 effective as of November 1, 2008 — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6 (File No. 333-50410) filed April 28, 2009

		iii.	Amendment No. 6 effective as of March 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-22557) filed April 25, 2012

c.	American Funds

	c1.	Fund Participation Agreement dated as of March 7, 2003 (American Funds Insurance Series, Capital Research and Management Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6 (File No. 333-50410) filed April 26, 2011

		i.	Amendment dated as of May 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-88493) filed April 28, 2009

		ii.	Amendment No. 2 dated as of April 30, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6 (File No. 333-49457) filed April 26, 2011

	c2.	Business Agreement dated as of March 7, 2003 (C.M. Life Insurance Company, MML Distributors, LLC, American Funds Distributors, Inc. and Capital Research and Management Company) — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File no. 333-88493) filed April 28, 2009

d.	DWS Funds

	d1.	Participation Agreement made as of September 1, 1999 (BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2012

		i.	Amendments Nos. 1 and 2 dated February 1, 2000 and January 16, 2001 — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2012

		ii.	Amendments Nos. 3, 4, 5, and 6 dated April 24, 2001, January 16, 2001, August 1, 2004 and October 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		iii.	Amendment No. 7 dated as of July 12, 2010 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6 (File No. 333-50410) filed April 26, 2011

e.	Fidelity Funds

	e1.	Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-88493) filed April 28, 2009

		i.	Amendment effective as of the May 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-88493) filed April 28, 2009

		ii.	Fourth Amendment — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-88493) filed April 28, 2009

	e2.	Letter of Consent (Fidelity® Variable Insurance Fund II and C.M. Life Insurance Company) and Amendment dated May 1, 2007 — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-88493) filed April 28, 2009

	e3.	Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

f.	Franklin Templeton Funds

	f1.	Participation Agreement dated as of May 1, 2000 (Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-6 (File No. 333-50410), filed on April 24, 2013

		i.	Amendment effective April 15, 2001 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2012

		ii.	Amendments Nos. 2 and 3 effective May 1, 2003 and June 5, 2007 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		iii.	Amendment No. 4 dated October 25, 2010 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6 (File No. 333-50410) filed April 26, 2011

		iv.	Addendum to Participation Agreement (and MML Distributors, LLC) effective as of March 20, 2012 — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-6 (File No. 333-50410) filed on or about April 24, 2013

g.	Goldman Funds

	g1.	Participation Agreement dated as of November 1, 1999 (Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-88493) filed April 28, 2009

		i.	Amendment No. 1 effective May 1, 2000 — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-88493) filed April 28, 2009

		ii.	Amendment No. 2 effective April 15, 2001 — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-88493) filed April 28, 2009

		iii.	Amendment No. 3 effective April 6, 2011 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

h.	Janus Funds (Institutional)

	h1.	Participation Agreement dated August 30, 1999 (Janus Aspen Series and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6 (File No. 333-88493) filed November 24, 2008

		i.	Amendments effective November 1, 1999, February 23, 2000 and June 1, 2000 — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6 (File No. 333-88493) filed November 24, 2008

		ii.	Amendment dated and effective May 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

i.	Janus Funds (Service)

	i1.	Fund Participation Agreement dated June 2, 2003 (Janus Aspen Series and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6 (File No. 333-49457) filed April 26, 2011

		i.	Amendment No. 1 dated and effective May 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

j.	MFS Funds

	j1.	Participation Agreement dated August 19, 1999 (MFS Variable Insurance Trust, C.M. Life Insurance Company and Massachusetts Financial Services Company) — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6 (File No. 333-88493) filed November 24, 2008

		i.	Amendment No. 1 effective November 16, 2001 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

		ii.	Amendment No. 2 effective May 1, 2003 — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6 (File No. 333-88493) filed November 24, 2008

		iii.	Amendment dated May 1, 2007 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6 (File No. 333-50410) filed November 24, 2008

		iv.	Amendment No. 4 effective May 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

k.	MML Funds

	k1.	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (File No. 2-39334) filed August 22, 2007

		i.	First Amendment — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		ii.	Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

		iii.	Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

		iv.	Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement on Form N-1A (File No. 2-39334) filed March 2, 2011

		v.	Fifth Amendment dated August 28, 2012 — Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 2-39334) filed March 1, 2013

l.	MML II Funds

	l1.	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A (File No. 333-122804) filed April 30, 2008

		i.	First Amendment — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		ii.	Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

		iii.	Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

		iv.	Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 333-122804) filed March 2, 2011

		v.	Fifth Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

		vi.	Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A (File No. 333-122804) filed March 1, 2013

m.	Oppenheimer Funds

	m1.	Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007 (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		i.	Amendment No. 1 effective April 3, 2008 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

		ii.	Amendment No. 2 effective June 8, 2009 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

		iii.	Amendment No. 3 effective October 13, 2010 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

n.	Panorama Funds

	n1.	Participation Agreement dated May 1, 2006 (Panorama Series Fund, Inc., OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

		i.	Amendment No. 1 effective April 3, 2008 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

		ii.	Amendment No. 2 effective June 8, 2009 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

		iii.	Amendment No. 3 effective October 13, 2010 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

	o.	T. Rowe Price Funds

		o1.	Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6 (File No. 333-88493) filed November 24, 2008

			i.	Amendments effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party), May 1, 2003, May 1, 2006, and January 7, 2008 — Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-6 (File No. 333-88493) filed November 24, 2008

			ii.	Amendment effective March 21, 2013 *

ii.	Shareholder Information Agreements

	a.	AIM Investment Services, Inc. (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 executed on March 29, 2007— Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	b.	American Century Investment Services, Inc. (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) effective October 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	c.	American Funds Service Company (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective October 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

		c1.	Amendment No. 1 dated August 22, 2008 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6 (File No. 333-50410) filed November 24, 2008

	d.	DWS Scudder Distributors, Inc. (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective October 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	e.	Fidelity Distributors Corporation (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) effective October 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	f.	Franklin/Templeton Distributors, Inc. (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) entered into as of April 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	g.	Goldman Sachs & Co. (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective October 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	h.	Janus Aspen Series (and Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) effective October 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	i.	MFS Fund Distributors, Inc. (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective October 16,2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	j.	MML Series Investment Fund (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) effective October 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	k.	MML Series Investment Fund II (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) effective October 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	l.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) effective October 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

		m.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) effective October 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-49457) filed April 28, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP *

	ii.	Powers of Attorney

Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-4 (File No. 033-61679) filed April, 25, 2012 for:

Gregory Deavens

Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-49457) filed April 28, 2010 for:

Roger W. Crandall Michael T. Rollings

Mark Roellig Norman A. Smith

Michael R. Fanning

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 22, 2013, describing C.M. Life Insurance Company issuance, transfer, and redemption procedures for the Policy — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-6 (File No. 333-150916) filed on or about April 23, 2013

*	filed herewith

Item 27.	Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer (principal executive officer) 1295 State Street Springfield, MA 01111	Michael R. Fanning, Director, and Executive Vice President 1295 State Street Springfield, MA 01111

Mark Roellig, Director, Executive Vice President, and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Director, Executive Vice President and Chief Financial Officer (principal financial officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors, as referenced above):

Gregory Deavens, Senior Vice President and Controller (Principal Accounting Officer) 1295 State Street Springfield, MA 01111

Todd Picken, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Christine C. Peaslee, Vice President and Corporate Secretary 1295 State Street Springfield, MA 01111

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 5 to Registration Statement on Form N-6 for Massachusetts Mutual Variable Life Separate Account I (File No. 333-150916), as filed with the Securities and Exchange Commission on or about April 23, 2013.

Item 29.	Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

“Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 30.	Principal Underwriters

(a) MML Distributors, LLC (“MML Distributors”) and MML Investors Services, LLC (“MMLIS”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLIS serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLIS either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select-Funds, and certain series of the MML Series Investment Fund and MML Series Investment Fund II.

MML Distributors also acts as principal underwriter for certain contracts/policies that utilize the following registered separate accounts of the Hartford Insurance Company:

Hartford Life Insurance Company – Separate Account Two

Hartford Life Insurance Company – Separate Account Two (DC Variable Account I)

Hartford Life Insurance Company – Separate Account Two (DC Variable Account II)

Hartford Life Insurance Company – Separate Account Two (QP Variable Account)

Hartford Life Insurance Company – Separate Account Two (NQ Variable Account)

Hartford Life Insurance Company – Separate Account Eleven

Hartford Life Insurance Company – Separate Account Twelve

(b) MML Distributors, LLC and MML Investors Services, LLC are the principal underwriters for the policies. The following people are officers and member representatives of MML Distributors, LLC and officers and directors of MML Investors Services, LLC:

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer and President	1295 State Street Springfield, MA 01111-0001

Nathan Hall	Chief Financial Officer and Treasurer	1295 State Street Springfield, MA 01111-0001

Michael Fanning	Member Representative Insurance Operations Supervisor	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Barbara Upton	Assistant Vice President Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Vice President	1295 State Street Springfield, MA 01111-0001

Donna Watson	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	100 Bright Meadow Blvd. Enfield, CT 06082

Todd Cyboron	Chief Technology Officer	1295 State Street Springfield, MA 01111-0001

H. Bradford Hoffman	Chief Risk Officer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Vice President	1295 State Street Springfield, MA 01111-0001

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Richard Zayicek	Vice President	200 Cape Cod Way Moorseville, NC 28117

Mario Morton	Registration Manager	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fanning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Board Member	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer	*

Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Todd Cyboron	Chief Technology Officer	*

Christine Frederick	Chief Compliance Officer	*

Susan Scanlon	Deputy Chief Compliance Officer	*

AML Compliance Officer

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President,	*

Kenneth M. Rickson	Field Risk Officer, Agency Vice President	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Vice President	*

Mathew Verdi	Assistant Vice President	*

Mary S. Block	Vice President and Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

Joseph Sparacio	Agency Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262

Michael St. Clair	Agency Vice President	*

Richard Bourgeois	Vice President	*

Francine Reipold	Vice President	*

Mario Morton	Assistant Vice President and Regional Manager	*

Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

Michael Rollings	Board Member	*

Elizabeth Ward Chicares	Board Member	*

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) Compensation From the Registrant
Name	Commissions	Other Compensation

MML Distributors, LLC	$ 130,380	$ 17,465

MML Investors Services, LLC	$ 844,135	$ 260,974

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, C.M. Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, C.M. Life Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 17 to Registration Statement No. 333-49457 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 2013.

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

C.M. LIFE INSURANCE COMPANY (Depositor)

By:	Roger W. Crandall*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) C.M. Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 17 to Registration Statement No. 333-49457 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL*	Director, President and Chief Executive Officer (principal executive officer)	April 22, 2013
Roger W. Crandall

MICHAEL T. ROLLINGS*	Director and Chief Financial Officer (principal financial officer)	April 22, 2013
Michael T. Rollings

GREGORY DEAVENS*	Controller (principal accounting officer)	April 22, 2013
Gregory Deavens

MARK ROELLIG*	Director	April 22, 2013
Mark Roellig

MICHAEL R. FANNING*	Director	April 22, 2013
Michael R. Fanning

/S/ JOHN E. DEITELBAUM		April 22, 2013
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit (g)	Reinsurance Contracts

	i. a.	2.	American United Life Insurance Company Amendment effective May 1, 2012

	ii. a.	3.	General & Cologne Life RE Amendments effective January 1, 2012 and July 30, 2012

	iii. a.	3.	Lincoln National Life Insurance Company Amendments effective September 1, 1998 and July 30, 2012

Exhibit (h)	i.	Participation Agreements, Selling, Service Agreements

		o.	o1.	ii.	T. Rowe Price Amendment effective March 21, 2013

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP